                                                                      4.01.01(a)




                   ASSIGNMENT, ASSUMPTION AND SUPPLEMENT NO. 2

                                     TO THE

                                 TRUST INDENTURE


                             DATED NOVEMBER 25, 1980

                                     BETWEEN

                      STATE STREET BANK AND TRUST COMPANY,
                  NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS
                     OWNER TRUSTEE UNDER THE TRUST AGREEMENT
                 DATED AS OF NOVEMBER 13, 1980, AS AMENDED, FOR
               THE BENEFIT OF THE OWNER PARTICIPANT NAMED THEREIN,
                                                      ASSIGNING SHIPOWNER


                           FRANCES OWNER CORPORATION,
                                                       ASSUMING SHIPOWNER

                                       AND


                      U.S. BANK TRUST NATIONAL ASSOCIATION,
                                                        INDENTURE TRUSTEE



                               SEPTEMBER 29, 1999



                               ITB FRANCES HAMMER
                      (TO BE RENAMED SMT CHEMICAL EXPLORER)

                             ASSUMPTION, ASSIGNMENT,
                              AND SUPPLEMENT NO. 2
                               TO TRUST INDENTURE

                               ITB FRANCES HAMMER
                      (TO BE RENAMED SMT CHEMICAL EXPLORER)

         THIS ASSUMPTION, ASSIGNMENT, AND SUPPLEMENT NO. 2 (this "Agreement") to the Trust Indenture dated November 25, 1980, as supplemented by Supplement No. 1 thereto dated October 18, 1991 (the "Original Indenture", and, as supplemented hereby, the "Indenture"), among (i) STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, not in its individual capacity but solely as owner trustee under the Trust Agreement dated as of November 13, 1980, as amended, for the benefit of the owner participant named therein (the "Assigning Shipowner"), FRANCES OWNER CORPORATION, a Delaware corporation (the "Assuming Shipowner"), and U.S. BANK TRUST NATIONAL ASSOCIATION (successor trustee to Bankers Trust Company of California National Association), a national banking association (the "Indenture Trustee"), is made on _____________ _____, 1999.

                                   WITNESSETH:

         WHEREAS, the Assigning Shipowner has heretofore entered into the Original Indenture and issued its Obligations for the purpose of financing a portion of the cost of construction of the Vessel, and the Obligations are guaranteed by the United States of America, represented by the Secretary of Transportation, acting by and through the Maritime Administrator, successor to the Secretary of Commerce, acting by and through the Assistant Secretary of Commerce for Maritime Affairs (the "Secretary");

         WHEREAS, the Secretary has guaranteed, under Title XI of the Merchant Marine Act, 1936, as amended (the "Act"), all unpaid interest on, and the unpaid balance of the principal of, the Bonds as provided in an Authorization Agreement dated November 25, 1980, Contract No. MA-9891 (the "Original Authorization Agreement");

         WHEREAS, the Assigning Shipowner is selling all of its right, title, and interest in and to the Vessel to the Assuming Shipowner, on the terms and conditions, among other things, that the (x) Assuming Shipowner shall assume, subject to the terms hereof, all obligations and liabilities under the Original Indenture and the Outstanding Obligations, and (y) the Assigning Shipowner be released from such obligations and liabilities;

         WHEREAS, subject to the terms hereof, the Assuming Shipowner is willing to assume all obligations and liabilities of the Assigning Shipowner under the Original Indenture and the Obligations in consideration of the transfer of all right, title and interest in and to the Vessel;

         WHEREAS, Section 10.01 of Exhibit 1 to the Original Indenture provides that the Assigning Shipowner and the Indenture Trustee may, without the consent of or notice to any of the Obligees, enter into a Supplemental Indenture to evidence the succession pursuant to Article VIII of said Exhibit 1 of another corporation or entity to obligations and liabilities of the Assigning Shipowner under the Original Indenture, provided that such Supplemental Indenture does not adversely affect the interests of the Obligees;

         WHEREAS, pursuant to said Section 10.01 the Assigning Shipowner and the Indenture Trustee desire to enter into this agreement for the purpose of supplementing and carrying out the terms of Article VIII of Exhibit 1 to the Original Indenture to set forth the provisions necessary for the assumption and release referred to above;

         WHEREAS, the Secretary is willing to consent to this Agreement pursuant to Section 10.05 of Exhibit 1 to the Original Indenture;

         WHEREAS, all requirements of law and of the Original Indenture and of the respective Certificates of Incorporation and By-laws of the Assigning Shipowner and the Assuming Shipowner have been fully complied with, and all other acts and things necessary to make this instrument a valid, binding and legal instrument have been done and performed.

         NOW THEREFORE, in consideration of the premises and the mutual and dependent covenants, promises and agreements hereinafter set forth, the parties agree as follows:


                                    ARTICLE I

                            ASSIGNMENT AND ASSUMPTION

         SECTION 1. The Assigning Shipowner hereby transfers, assigns, sets over, confirms and conveys to the Assuming Shipowner, without limitation, all of its right, title, and interest in, and all of its duties and obligations under the Original Indenture, and the Assuming Shipowner hereby accepts such transfer, assignment and conveyance, without limitation, subject to the terms and conditions of the Original Indenture and accepts and assumes all of the right, title, interest, duties and obligations of the Assigning Shipowner under the Original Indenture with the same force and effect as if the Assuming Shipowner had been named as Shipowner therein, including without limitation, the obligation to pay any amounts which, but for this Agreement, would have been payable after the Effective Date by the Assigning Shipowner under the Original Indenture and the Obligations. As of the Effective Date, the Assigning Shipowner shall have no further obligations under the Indenture.

         SECTION 2. From and after the Effective Date, the term "Shipowner" as used in the Original Indenture and the Obligations or any other agreement or instrument related to the transactions contemplated thereby shall mean and refer to the Assuming Shipowner and its successors and assigns.

         SECTION 3. The transfer, assignment, conveyance, acceptance, assumption and release provided in Section 1 above shall become effective on the Effective Date and shall be of no force or effect prior thereto. Notwithstanding any provision of this Agreement to the contrary (i) the rights of the respective parties under the Original Indenture which shall have unconditionally accrued at any time up to and including the Effective Date shall survive the Effective Date and (ii) neither the assignment, assumption, and release effected hereby nor any proceedings arising from the Original Indenture shall (x) relieve any party thereto from the observance or performance of any obligation required to be performed on or prior to the Effective Date, or from liability for any acts or omissions of such party which were performed or required to be performed on or prior to the Effective Date, or (y) serve as a defense against any claim for breach of or failure to perform any such obligation, or against any claim for indemnification under the Indenture arising out of any matter occurring on or prior to the Effective Date.

         SECTION 5. The Original Indenture and the Original Authorization Agreement and the terms thereof are and shall be deemed to be hereby amended in all respects to conform with the provisions of this Agreement, and all provisions thereof inconsistent with the provisions hereof shall be read and interpreted so as to conform to the provisions hereof. The rights and obligations of all Persons respecting the Obligations shall continue to be governed by the Original Indenture, as amended hereby.


                                   ARTICLE II

                                 THE OBLIGATIONS

         SECTION 1. The Assigning Shipowner hereby certifies to the Indenture Trustee and the Assuming Shipowner that the total principal amount of Outstanding Obligations on the date hereof is $10,969,000. The Indenture Trustee and the Assuming Shipowner shall be entitled to rely conclusively on such certification.

         SECTION 2. (a) This Section 2 is entered into pursuant to Section 10.01 of Exhibit 1 to the Original Indenture as a Supplemental Indenture for the purpose of supplementing and carrying out the provisions of Article VIII of
Exhibit 1 to the Original Indenture and to provide for (i) the assumption by the Assuming Shipowner of the payment of the principal of, and interest (and premium, if any) on, the Outstanding Obligations in accordance with the terms of the Obligations and of the Indenture and of the performance of the agreements of the Assigning Shipowner in the

Original Indenture and (ii) the release of the Assigning Shipowner as of the Effective Date from all such obligations with respect to the Obligations up to and including the Effective Date.

         (b) The Indenture Trustee shall (i) place a notation in the Obligation Register that payment of the Outstanding Obligations has been assumed on the date hereof by the Assuming Shipowner and (ii) within 10 days of the date hereof, notify the Holders of such assumption.

         (c) When at any time after the Effective Date a Holder of an Outstanding Obligation shall surrender such Obligation to the Indenture Trustee for any purpose other than payment in full of the principal thereof in accordance with Sections 2.09, 2.10, 2.12 and 3.09(b) of Exhibit 1 to the Indenture (and such Obligation has not previously been cancelled and replaced pursuant to the provisions of said sections and this Section 2.02(c)), the Indenture Trustee shall cancel such Obligation and issue to the Holder or his assigns in exchange therefor a new Obligation showing the Assuming Shipowner as the Shipowner.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

      SECTION 1. The Assigning Shipowner hereby represents and warrants in its individual capacity, and in its capacity as owner trustee under the Trust Agreement, that:

                  (a) The Assigning Shipowner is a trust company duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with full power, authority and legal right to execute and deliver this Agreement and to perform its obligations hereunder, and this Agreement has been duly authorized, executed and delivered by the Assigning Shipowner and, assuming the due authorization, execution and delivery by the other parties hereto, constitutes the legal, valid and binding obligation of the Assigning Shipowner enforceable in accordance with its terms.

                  (b) The Assigning Shipowner has all necessary approvals, authorizations, licenses and permits, under the laws of the State of Connecticut, the Commonwealth of Massachusetts, and the United States regulating banking or trust powers, to enter into and perform its obligations under this Agreement. Other than the approvals of the Secretary and the Board and the instruction of the Owner Participant, no consent, authorization or approval of, or filing with, any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or has been required in connection with any of the transactions contemplated hereby in respect of it.

                  (c) The execution and delivery of this Agreement, and the performance by the Assigning Shipowner of its obligations under this Agreement will not result in a violation of, or be in conflict with, or constitute a default or any event which would with notice or lapse of time or both become a default under, any provision of the charter documents or the by-laws of the Assigning Shipowner, or a default under any indenture, contract, agreement or other instrument to which the Assigning Shipowner is a party or by which it or its property is bound, and the execution and delivery of this Agreement and the performance by the Assigning Shipowner of its obligations under this Agreement will not result in a violation of any statute, rule or regulation applicable to the Assigning Shipowner or its property or by which it or its property may be bound and will not result in a violation of or be in conflict with, or result in a breach of, any term or provision of any judgment, order, decree or award of any court, arbitrator or governmental or public instrumentality binding upon the Assigning Shipowner or its property.

                  (d) The Assigning Shipowner is not in default in any material way, and no condition exists which with notice or lapse of time or both will constitute a material default, under the Original Indenture or any indenture, agreement, instrument or evidence of indebtedness to which it is a party or by which it is bound, and it is not in default in any material respect under any judgment, order, writ, injunction, decree, rule or regulation of any court or governmental department, commission, board, agency or instrumentality, domestic or foreign.

                  (e) There is no action, suit, proceeding, inquiry or investigation, at law or in equity, or before or by any court, public board or body, pending against the Assigning Shipowner or of which it has otherwise received official notice or which to its knowledge is threatened against it wherein an unfavorable decision, ruling or finding would materially adversely affect its ability to perform its obligations under this Agreement.

                  (f) The location of the office at which the Assigning Shipowner keeps or will keep its records concerning this Agreement is:
         Goodwin Square, 23rd Floor, 225 Asylum Street, Hartford, CT 06103.

                  (g) The Assigning Shipowner is a "citizen of the United States" within the meaning of Section 2 of the Shipping Act, 1916, as amended, qualified to engage in the coastwise trade and has been such a citizen at all relevant times qualified to operate the Vessel in the trades in which the Vessel has operated from time to time.

                  (h) The Assigning Shipowner is the sole legal owner of the Vessel and the Vessel is duly and validly documented in the name of the Assigning Shipowner.

                  (i) The Original Indenture and the Obligations are the only agreements, undertakings, understandings, or arrangements concerning the payment of the Outstanding Obligations, and there are no other agreements, undertakings, understandings, or arrangements that provide for the payment of additional consideration to the Holder of an Obligation or otherwise relating to the Obligations.

         SECTION 2. The Assuming Shipowner hereby represents and warrants that:

                  (a) The Assuming Shipowner is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full power, authority and legal right to execute and deliver this Agreement and to perform its obligations hereunder and under the Indenture, and this Agreement has been duly authorized, executed and delivered by the Assuming Shipowner and, assuming the due authorization, execution and delivery by the other parties hereto, constitutes the legal, valid and binding obligation of the Assuming Shipowner enforceable in accordance with its terms.

                  (b) Other than the approvals of the Secretary and the Board and the instruction of the Owner Participant, no consent, authorization or approval of, or filing with, any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or has been required in connection with any of the transactions contemplated hereby in respect of it.

                  (c) The execution and delivery of this Agreement and the performance by the Assuming Shipowner of its obligations under this Agreement will not result in a violation of, or be in conflict with, or constitute a default or any event which would with notice or lapse of time or both become a default under, any provision of the certificate of incorporation or the by-laws of the Assuming Shipowner, or a default under any mortgage, indenture, contract, agreement or other instrument to which the Assuming Shipowner is a party or by which it or its property is bound, and the execution and delivery of this Agreement and the performance by the Assuming Shipowner of its obligations under this Agreement will not result in a violation of any statute, rule or regulation applicable to the Assuming Shipowner or its property or by which it or its property may be bound and will not result in a violation of or be in conflict with, or result in a breach of, any term or provision of any judgment, order, decree or award of any court, arbitrator or governmental or public instrumentality binding upon the Assuming Shipowner or its property.

                  (d) The Assuming Shipowner is not in default in any material way, and no condition exists which with notice or lapse of time or both will constitute a material default, under any mortgage, loan agreement, indenture, evidence of indebtedness or other instrument to which it is a party or by which it is bound, and it is not in default in any material respect under any judgment, order, writ, injunction, decree, rule or regulation of any court or governmental department, commission, board, agency or instrumentality, domestic or foreign.

                  (e) There is no action, suit, proceeding, inquiry or investigation, at law or in equity, or before or by any court, public board or body, pending against the Assuming Shipowner or of which it has otherwise received official notice or which to its knowledge is threatened against it wherein an unfavorable decision, ruling or finding would materially adversely affect its ability to perform its obligations under this Agreement (including the operation of the Vessel).

                  (f) The location of the office at which the Assuming Shipowner keeps or will keep its records concerning this Agreement is: 1200 Harbor Boulevard, 9th Floor, C-901, Weehawken, New Jersey 07087,
         Attention: General Counsel.

                  (g) The Assuming Shipowner is a "citizen of the United States" within the meaning of Section 2 of the Shipping Act, 1916, as amended, qualified to engage in the coastwise trade and covenants that it shall remain such a citizen for operation in the trades in which the Vessel is operated from time to time.


                                   ARTICLE IV

                      AMENDMENTS TO THE ORIGINAL INDENTURE

     SECTION 1. Article Fifth (a) of the Special Provisions of the Original Indenture is amended by changing the addresses for the giving of notice to the Shipowner and Indenture Trustee to read:

         The Shipowner as:           FRANCES OWNER CORPORATION
                                     1200 Harbor Boulevard, 9th Floor, C-901
                                     Weehawken, New Jersey 07087
                                     Attention: General Counsel.

         The Indenture Trustee as:   U.S. BANK TRUST NATIONAL ASSOCIATION
                                     One California Street, 4th Floor
                                     San Francisco, CA 94111
                                     Attention: Corporate Trust
                                     Reference: Vessel SMT CHEMICAL EXPLORER
                                         (formerly ITB FRANCES HAMMER)

         SECTION 2. Schedule A to the Original Indenture is amended by changing the definitions of "Indenture Trustee" and "Shipowner" to conform to this Agreement.

         SECTION 3. Article Fifth (r) of the Special Provisions of the Original Indenture is hereby deleted in its entirety, and Article Fifth (s) is hereby amended by re-lettering it as Article Fifth (r).


                                    ARTICLE V

                                     GENERAL

         SECTION 1. Except as otherwise expressly provided herein, all terms which are defined in the Original Indenture, including Schedule A thereto, when used herein, shall have the meanings specified in said Original Indenture, including Schedule A thereto, unless the context otherwise requires.

         SECTION 2. This Agreement shall be construed in connection with and as part of the Original Indenture.

         SECTION 3. The recitals and statements contained in this Agreement shall be taken as the recitals and statements of the Assigning Shipowner or the Assuming Shipowner, as the case may be, and the Indenture Trustee assumes no responsibility for the correctness of the same.

         SECTION 4. This Agreement may be executed in any number of counterparts. All such counterparts shall be deemed to be originals and shall together constitute but one and the same instrument.

         SECTION 5. The Original Indenture, as amended and supplemented by this Agreement, is in all respects confirmed and shall, as so amended and supplemented, remain in full force and effect.

         SECTION 6. From and after the Effective Date, the Indenture, this Agreement and the rights and obligations of the parties hereto, shall in all respects be governed by, construed and enforced in accordance with the federal laws of the United States of America, but if they are inapplicable, then in accordance with the laws of the State of New York, including Section 5-1401 of the General Obligations Law of the State of New York.

         SECTION 7. If any term of the Indenture, or any application thereof shall be invalid or unenforceable, the remainder of the Indenture and any other application of such term shall not be affected thereby.

                                   ARTICLE VI

                                   GUARANTEES

         The assumption of all obligations with respect to the Outstanding Obligations by the Assuming Shipowner, and the release therefrom of the Assigning Shipowner, pursuant to the terms of this Agreement shall not discharge or in any manner affect the obligations of the United States to honor the Guarantees on all of the Outstanding Obligations, after demand duly made in accordance with the provisions of the Indenture.

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto to be effective as of the day and year first above written.

                                            STATE  STREET BANK AND TRUST
                                                   COMPANY, not in its
                                                   individual capacity but
                                                   solely as owner trustee under
                                                   the Trust Agreement dated as
                                                   of November 13, 1980, as
                                                   amended, for the benefit of
                                                   the owner participant named
                                                   therein,

                                                        Assigning Shipowner


                                      By:  ------------------------------------
 Attest:                              Name:  ----------------------------------
                                      Title: ----------------------------------

------------------------------------

COUNTY OF _________________         )
                                    )  ss:
STATE OF ___________________        )


         On this ----- day of -------------_, 1999, before me personally appeared------------------------, to me known, who being by me duly sworn, did depose and say that he is -----------------------------_ of State Street Bank and Trust Company, the Massachusetts trust company which is described in and executed the instrument annexed hereto, and that he signed the instrument annexed hereto by order of the Board of Directors of the said trust company and acknowledged the instrument annexed hereto to be the free act and deed of the said trust company.

         In testimony whereof, I have hereunto set my hand and seal this------ day of--------------------, 1999.




                                            ------------------------------------
                                                       Notary Public

(Notarial Stamp and Seal)

                                       FRANCES OWNER CORPORATION,
                                                          Assuming Shipowner


                                         By: ---------------------------------
 Attest:                                 Name: -------------------------------
                                         Title:--------------------------------
-----------------------

WASHINGTON                          )
                                    )  ss:
DISTRICT OF COLUMBIA                )

         On this ------day of ----------------, 1999, before me personally appeared------------------------, to me known, who being by me duly sworn, did depose and say that he resides at----------------------------------; that he is the----------------------- of Frances Owner Corporation; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporation's seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

         In testimony whereof, I have hereunto set my hand and seal this _____ day of--------------------, 1999.

                                           ------------------------------------
                                                         Notary Public

(Notarial Stamp and Seal)

                              U.S. BANK TRUST
                              NATIONAL ASSOCIATION,
                                                           Indenture Trustee

                                                By:  --------------------------
                                                Name:--------------------------
                                                Title:-------------------------

ACKNOWLEDGEMENT


COUNTY OF ------------)
                      )  ss:
STATE OF CALIFORNIA   )

         I, the undersigned, a Notary Public in and for the County of --------------, do hereby certify that ------------------------------ of
----------------------------, personally appeared before me in said County, the aforesaid officer being personally well known to me as the person who executed the instrument annexed hereto, and acknowledged the same to be his act and deed as said officer.

         Given my hand and seal this ------ day of ---------------, 1999.

                                                  -----------------------
                                                      Notary Public

(Notarial Stamp and Seal)


My Commission expires:-------------------

                                     CONSENT


         The United States of America, represented by the Secretary of Transportation, acting by and through the Maritime Administrator, hereby (i) approves the form of the Agreement, (ii) consents to the execution and delivery by STATE STREET BANK AND TRUST COMPANY, not in its individual capacity but solely as owner trustee under the Trust Agreement dated as of November 13, 1980, as amended, for the benefit of the owner participant named therein, FRANCES OWNER CORPORATION, and U.S. BANK TRUST NATIONAL ASSOCIATION, of the Agreement, and (iii) affirms that the Guarantees will remain in full force and effect following execution of the Agreement.


                                         UNITED STATES OF AMERICA
                                         SECRETARY OF TRANSPORTATION
                                         Maritime Administrator


                                         By:  --------------------------------
 Attest:                                 Name:--------------------------------
                                         Assistant Secretary
                                         Maritime Administration
-------------------------

                                                                     4.01.01(b)
===============================================================================

                   ASSIGNMENT, ASSUMPTION AND SUPPLEMENT NO. 2

                                     TO THE

                                 TRUST INDENTURE


                             Dated November 25, 1980

                                     between

                      STATE STREET BANK AND TRUST COMPANY,
                  NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS
                     OWNER TRUSTEE UNDER THE TRUST AGREEMENT
                 DATED AS OF NOVEMBER 13, 1980, AS AMENDED, FOR
               THE BENEFIT OF THE OWNER PARTICIPANT NAMED THEREIN,
                                                             ASSIGNING SHIPOWNER


                            JULIUS OWNER CORPORATION,
                                                              ASSUMING SHIPOWNER

                                       and


                      U.S. BANK TRUST NATIONAL ASSOCIATION,
                                                               INDENTURE TRUSTEE



                               SEPTEMBER 29, 1999



                                ITB JULIUS HAMMER
                       (TO BE RENAMED SMT CHEMICAL TRADER)

===============================================================================

                             ASSUMPTION, ASSIGNMENT,
                              AND SUPPLEMENT NO. 2
                               TO TRUST INDENTURE

                                ITB JULIUS HAMMER
                       (TO BE RENAMED SMT CHEMICAL TRADER)

         THIS ASSUMPTION, ASSIGNMENT, AND SUPPLEMENT NO. 2 (this "Agreement") to the Trust Indenture dated November 25, 1980, as supplemented by Supplement No. 1 thereto dated October 18, 1991 (the "Original Indenture", and, as supplemented hereby, the "Indenture"), among (i) STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, not in its individual capacity but solely as owner trustee under the Trust Agreement dated as of November 13, 1980, as amended, for the benefit of the owner participant named therein (the "Assigning Shipowner"), JULIUS OWNER CORPORATION, a Delaware corporation (the "Assuming Shipowner"), and U.S. BANK TRUST NATIONAL ASSOCIATION (successor trustee to Bankers Trust Company of California National Association), a national banking association (the "Indenture Trustee"), is made on _____________ _____, 1999.

                                   WITNESSETH:

         WHEREAS, the Assigning Shipowner has heretofore entered into the Original Indenture and issued its Obligations for the purpose of financing a portion of the cost of construction of the Vessel, and the Obligations are guaranteed by the United States of America, represented by the Secretary of Transportation, acting by and through the Maritime Administrator, successor to the Secretary of Commerce, acting by and through the Assistant Secretary of Commerce for Maritime Affairs (the "Secretary");

         WHEREAS, the Secretary has guaranteed, under Title XI of the Merchant Marine Act, 1936, as amended (the "Act"), all unpaid interest on, and the unpaid balance of the principal of, the Bonds as provided in an Authorization Agreement dated November 25, 1980, Contract No. MA-9879 (the "Original Authorization Agreement");

         WHEREAS, the Assigning Shipowner is selling all of its right, title, and interest in and to the Vessel to the Assuming Shipowner, on the terms and conditions, among other things, that the (x) Assuming Shipowner shall assume, subject to the terms hereof, all obligations and liabilities under the Original Indenture and the Outstanding Obligations, and (y) the Assigning Shipowner be released from such obligations and liabilities;

         WHEREAS, subject to the terms hereof, the Assuming Shipowner is willing to assume all obligations and liabilities of the Assigning Shipowner under the Original Indenture and the Obligations in consideration of the transfer of all right, title and interest in and to the Vessel;

         WHEREAS, Section 10.01 of Exhibit 1 to the Original Indenture provides that the Assigning Shipowner and the Indenture Trustee may, without the consent of or notice to any of the Obligees, enter into a Supplemental Indenture to evidence the succession pursuant to Article VIII of said Exhibit 1 of another corporation or entity to obligations and liabilities of the Assigning Shipowner under the Original Indenture, provided that such Supplemental Indenture does not adversely affect the interests of the Obligees;

         WHEREAS, pursuant to said Section 10.01 the Assigning Shipowner and the Indenture Trustee desire to enter into this agreement for the purpose of supplementing and carrying out the terms of Article VIII of Exhibit 1 to the Original Indenture to set forth the provisions necessary for the assumption and release referred to above;

         WHEREAS, the Secretary is willing to consent to this Agreement pursuant to Section 10.05 of Exhibit 1 to the Original Indenture;

         WHEREAS, all requirements of law and of the Original Indenture and of the respective Certificates of Incorporation and By-laws of the Assigning Shipowner and the Assuming Shipowner have been fully complied with, and all other acts and things necessary to make this instrument a valid, binding and legal instrument have been done and performed.

         NOW THEREFORE, in consideration of the premises and the mutual and dependent covenants, promises and agreements hereinafter set forth, the parties agree as follows:

                                    ARTICLE I

                            ASSIGNMENT AND ASSUMPTION

         SECTION 1. The Assigning Shipowner hereby transfers, assigns, sets over, confirms and conveys to the Assuming Shipowner, without limitation, all of its right, title, and interest in, and all of its duties and obligations under the Original Indenture, and the Assuming Shipowner hereby accepts such transfer, assignment and conveyance, without limitation, subject to the terms and conditions of the Original Indenture and accepts and assumes all of the right, title, interest, duties and obligations of the Assigning Shipowner under the Original Indenture with the same force and effect as if the Assuming Shipowner had been named as Shipowner therein, including without limitation, the obligation to pay any amounts which, but for this Agreement, would have been payable after the Effective Date by the Assigning Shipowner under the Original Indenture and the Obligations. As of the Effective Date, the Assigning Shipowner shall have no further obligations under the Indenture.

         SECTION 2. From and after the Effective Date, the term "Shipowner" as used in the Original Indenture and the Obligations or any other agreement or instrument related to the transactions contemplated thereby shall mean and refer to the Assuming Shipowner and its successors and assigns.

         SECTION 3. The transfer, assignment, conveyance, acceptance, assumption and release provided in Section 1 above shall become effective on the Effective Date and shall be of no force or effect prior thereto. Notwithstanding any provision of this Agreement to the contrary (i) the rights of the respective parties under the Original Indenture which shall have unconditionally accrued at any time up to and including the Effective Date shall survive the Effective Date and (ii) neither the assignment, assumption, and release effected hereby nor any proceedings arising from the Original Indenture shall (x) relieve any party thereto from the observance or performance of any obligation required to be performed on or prior to the Effective Date, or from liability for any acts or omissions of such party which were performed or required to be performed on or prior to the Effective Date, or (y) serve as a defense against any claim for breach of or failure to perform any such obligation, or against any claim for indemnification under the Indenture arising out of any matter occurring on or prior to the Effective Date.

         SECTION 4. The Original Indenture and the Original Authorization Agreement and the terms thereof are and shall be deemed to be hereby amended in all respects to conform with the provisions of this Agreement, and all provisions thereof inconsistent with the provisions hereof shall be read and interpreted so as to conform to the provisions hereof. The rights and obligations of all Persons respecting the Obligations shall continue to be governed by the Original Indenture, as amended hereby.


                                   ARTICLE II

                                 THE OBLIGATIONS

         SECTION 1. The Assigning Shipowner hereby certifies to the Indenture Trustee and the Assuming Shipowner that the total principal amount of Outstanding Obligations on the date hereof is $10,401,000. The Indenture Trustee and the Assuming Shipowner shall be entitled to rely conclusively on such certification.

         SECTION 2. (a) This Section 2 is entered into pursuant to Section 10.01 of Exhibit 1 to the Original Indenture as a Supplemental Indenture for the purpose of supplementing and carrying out the provisions of Article VIII of
Exhibit 1 to the Original Indenture and to provide for (i) the assumption by the Assuming Shipowner of the payment of the principal of, and interest (and premium, if any) on, the Outstanding Obligations in accordance with the terms of the Obligations and of the Indenture and of the performance of the agreements of the Assigning Shipowner in the

Original Indenture and (ii) the release of the Assigning Shipowner as of the Effective Date from all such obligations with respect to the Obligations up to and including the Effective Date.

         (b) The Indenture Trustee shall (i) place a notation in the Obligation Register that payment of the Outstanding Obligations has been assumed on the date hereof by the Assuming Shipowner and (ii) within 10 days of the date hereof, notify the Holders of such assumption.

         (c) When at any time after the Effective Date a Holder of an Outstanding Obligation shall surrender such Obligation to the Indenture Trustee for any purpose other than payment in full of the principal thereof in accordance with Sections 2.09, 2.10, 2.12 and 3.09(b) of Exhibit 1 to the Indenture (and such Obligation has not previously been cancelled and replaced pursuant to the provisions of said sections and this Section 2.02(c)), the Indenture Trustee shall cancel such Obligation and issue to the Holder or his assigns in exchange therefor a new Obligation showing the Assuming Shipowner as the Shipowner.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         SECTION 1. The Assigning Shipowner hereby represents and warrants in its individual capacity, and in its capacity as owner trustee under the Trust Agreement, that:

                  (a) The Assigning Shipowner is a trust company duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with full power, authority and legal right to execute and deliver this Agreement and to perform its obligations hereunder, and this Agreement has been duly authorized, executed and delivered by the Assigning Shipowner and, assuming the due authorization, execution and delivery by the other parties hereto, constitutes the legal, valid and binding obligation of the Assigning Shipowner enforceable in accordance with its terms.

                  (b) The Assigning Shipowner has all necessary approvals, authorizations, licenses and permits, under the laws of the State of Connecticut, the Commonwealth of Massachusetts, and the United States regulating banking or trust powers, to enter into and perform its obligations under this Agreement. Other than the approvals of the Secretary and the Board and the instruction of the Owner Participant, no consent, authorization or approval of, or filing with, any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or has been required in connection with any of the transactions contemplated hereby in respect of it.

                  (c) The execution and delivery of this Agreement, and the performance by the Assigning Shipowner of its obligations under this Agreement will not result in a violation of, or be in conflict with, or constitute a default or any event which would with notice or lapse of time or both become a default under, any provision of the charter documents or the by-laws of the Assigning Shipowner, or a default under any indenture, contract, agreement or other instrument to which the Assigning Shipowner is a party or by which it or its property is bound, and the execution and delivery of this Agreement and the performance by the Assigning Shipowner of its obligations under this Agreement will not result in a violation of any statute, rule or regulation applicable to the Assigning Shipowner or its property or by which it or its property may be bound and will not result in a violation of or be in conflict with, or result in a breach of, any term or provision of any judgment, order, decree or award of any court, arbitrator or governmental or public instrumentality binding upon the Assigning Shipowner or its property.

                  (d) The Assigning Shipowner is not in default in any material way, and no condition exists which with notice or lapse of time or both will constitute a material default, under the Original Indenture or any indenture, agreement, instrument or evidence of indebtedness to which it is a party or by which it is bound, and it is not in default in any material respect under any judgment, order, writ, injunction, decree, rule or regulation of any court or governmental department, commission, board, agency or instrumentality, domestic or foreign.

                  (e) There is no action, suit, proceeding, inquiry or investigation, at law or in equity, or before or by any court, public board or body, pending against the Assigning Shipowner or of which it has otherwise received official notice or which to its knowledge is threatened against it wherein an unfavorable decision, ruling or finding would materially adversely affect its ability to perform its obligations under this Agreement.

                  (f) The location of the office at which the Assigning Shipowner keeps or will keep its records concerning this Agreement is:
         Goodwin Square, 23rd Floor, 225 Asylum Street, Hartford, CT 06103.

                  (g) The Assigning Shipowner is a "citizen of the United States" within the meaning of Section 2 of the Shipping Act, 1916, as amended, qualified to engage in the coastwise trade and has been such a citizen at all relevant times qualified to operate the Vessel in the trades in which the Vessel has operated from time to time.

                  (h) The Assigning Shipowner is the sole legal owner of the Vessel and the Vessel is duly and validly documented in the name of the Assigning Shipowner.

         (i) The Original Indenture and the Obligations are the only agreements, undertakings, understandings, or arrangements concerning the payment of the Outstanding Obligations, and there are no other agreements, undertakings, understandings, or arrangements that provide for the payment of additional consideration to the Holder of an Obligation or otherwise relating to the Obligations.

         SECTION 2. The Assuming Shipowner hereby represents and warrants that:

                  (a) The Assuming Shipowner is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full power, authority and legal right to execute and deliver this Agreement and to perform its obligations hereunder and under the Indenture, and this Agreement has been duly authorized, executed and delivered by the Assuming Shipowner and, assuming the due authorization, execution and delivery by the other parties hereto, constitutes the legal, valid and binding obligation of the Assuming Shipowner enforceable in accordance with its terms.

                  (b) Other than the approvals of the Secretary and the Board and the instruction of the Owner Participant, no consent, authorization or approval of, or filing with, any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or has been required in connection with any of the transactions contemplated hereby in respect of it.

                  (c) The execution and delivery of this Agreement and the performance by the Assuming Shipowner of its obligations under this Agreement will not result in a violation of, or be in conflict with, or constitute a default or any event which would with notice or lapse of time or both become a default under, any provision of the certificate of incorporation or the by-laws of the Assuming Shipowner, or a default under any mortgage, indenture, contract, agreement or other instrument to which the Assuming Shipowner is a party or by which it or its property is bound, and the execution and delivery of this Agreement and the performance by the Assuming Shipowner of its obligations under this Agreement will not result in a violation of any statute, rule or regulation applicable to the Assuming Shipowner or its property or by which it or its property may be bound and will not result in a violation of or be in conflict with, or result in a breach of, any term or provision of any judgment, order, decree or award of any court, arbitrator or governmental or public instrumentality binding upon the Assuming Shipowner or its property.

                  (d) The Assuming Shipowner is not in default in any material way, and no condition exists which with notice or lapse of time or both will constitute a material default, under any mortgage, loan agreement, indenture, evidence of indebtedness or other instrument to which it is a party or by which it is bound, and it is not in default in any material respect under any judgment, order, writ, injunction, decree, rule or regulation of any court or governmental department, commission, board, agency or instrumentality, domestic or foreign.

                  (e) There is no action, suit, proceeding, inquiry or investigation, at law or in equity, or before or by any court, public board or body, pending against the Assuming Shipowner or of which it has otherwise received official notice or which to its knowledge is threatened against it wherein an unfavorable decision, ruling or finding would materially adversely affect its ability to perform its obligations under this Agreement (including the operation of the Vessel).

                  (f) The location of the office at which the Assuming Shipowner keeps or will keep its records concerning this Agreement is: 1200 Harbor Boulevard, 9th Floor, C-901, Weehawken, New Jersey 07087,
         Attention: General Counsel.

                  (g) The Assuming Shipowner is a "citizen of the United States" within the meaning of Section 2 of the Shipping Act, 1916, as amended, qualified to engage in the coastwise trade and covenants that it shall remain such a citizen for operation in the trades in which the Vessel is operated from time to time.


                                   ARTICLE IV

                      AMENDMENTS TO THE ORIGINAL INDENTURE

         SECTION 1. Article Fifth (a) of the Special Provisions of the Original Indenture is amended by changing the addresses for the giving of notice to the Shipowner and Indenture Trustee to read:

         The Shipowner as:             JULIUS OWNER CORPORATION
                                       1200 Harbor Boulevard, 9th Floor, C-901
                                       Weehawken, New Jersey 07087
                                       Attention:  General Counsel.

         The Indenture Trustee as:     U.S. BANK TRUST NATIONAL ASSOCIATION
                                       One California Street, 4th Floor
                                       San Francisco, CA  94111
                                       Attention: Corporate Trust
                                       Reference: Vessel SMT CHEMICAL TRADER
                                                   (formerly ITB JULIUS HAMMER)

         SECTION 2. Schedule A to the Original Indenture is amended by changing the definitions of "Indenture Trustee" and "Shipowner" to conform to this Agreement.

         SECTION 3. Article Fifth (r) of the Special Provisions of the Original Indenture is hereby deleted in its entirety, and Article Fifth (s) is hereby amended by re-lettering it as Article Fifth (r).


                                    ARTICLE V

                                     GENERAL

         SECTION 1. Except as otherwise expressly provided herein, all terms which are defined in the Original Indenture, including Schedule A thereto, when used herein, shall have the meanings specified in said Original Indenture, including Schedule A thereto, unless the context otherwise requires.

         SECTION 2. This Agreement shall be construed in connection with and as part of the Original Indenture.

         SECTION 3. The recitals and statements contained in this Agreement shall be taken as the recitals and statements of the Assigning Shipowner or the Assuming Shipowner, as the case may be, and the Indenture Trustee assumes no responsibility for the correctness of the same.

         SECTION 4. This Agreement may be executed in any number of counterparts. All such counterparts shall be deemed to be originals and shall together constitute but one and the same instrument.

         SECTION 5. The Original Indenture, as amended and supplemented by this Agreement, is in all respects confirmed and shall, as so amended and supplemented, remain in full force and effect.

         SECTION 6. From and after the Effective Date, the Indenture, this Agreement and the rights and obligations of the parties hereto, shall in all respects be governed by, construed and enforced in accordance with the federal laws of the United States of America, but if they are inapplicable, then in accordance with the laws of the State of New York, including Section 5-1401 of the General Obligations Law of the State of New York.

         SECTION 7. If any term of the Indenture, or any application thereof shall be invalid or unenforceable, the remainder of the Indenture and any other application of such term shall not be affected thereby.

                                   ARTICLE VI

                                   GUARANTEES

         The assumption of all obligations with respect to the Outstanding Obligations by the Assuming Shipowner, and the release therefrom of the Assigning Shipowner, pursuant to the terms of this Agreement shall not discharge or in any manner affect the obligations of the United States to honor the Guarantees on all of the Outstanding Obligations, after demand duly made in accordance with the provisions of the Indenture.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto to be effective as of the day and year first above written.

                                    STATE STREET BANK AND TRUST COMPANY,

                                         not in its individual capacity but
                                         solely as owner trustee under the Trust
                                         Agreement dated as of November 13,
                                         1980, as amended, for the benefit of
                                         the owner participant named therein,

                                                          Assigning Shipowner


                                    By:
 Attest:                                Name:
                                        Title:

COUNTY OF___________________)
                            )  ss:
STATE OF____________________)

         On this _____ day of ______________, 1999, before me personally appeared _______________________, to me known, who being by me duly sworn, did depose and say that he is ______________________________ of State Street Bank and Trust Company, the Massachusetts trust company which is described in and executed the instrument annexed hereto, and that he signed the instrument annexed hereto by order of the Board of Directors of the said trust company and acknowledged the instrument annexed hereto to be the free act and deed of the said trust company.

         In testimony whereof, I have hereunto set my hand and seal this _____ day of ___________________, 1999.




                                                      __________________________
                                                                 Notary Public

(Notarial Stamp and Seal)

                                                     JULIUS OWNER CORPORATION,
                                                              Assuming Shipowner


                                                     By:
 Attest:                                                 Name:
                                                         Title:

WASHINGTON                          )
                                    )  ss:
DISTRICT OF COLUMBIA                )

         On this _____ day of ________________, 1999, before me personally appeared _______________________, to me known, who being by me duly sworn, did depose and say that he resides at _________________________________; that he is the ______________________ of Julius Owner Corporation; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporation's seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

         In testimony whereof, I have hereunto set my hand and seal this _____ day of ___________________, 1999.

                                                       _________________________
                                                                 Notary Public

(Notarial Stamp and Seal)

                                                     U.S. BANK TRUST
                                                       NATIONAL ASSOCIATION,
                                                               Indenture Trustee

                                                     By:
                                                         Name:
                                                         Title:

ACKNOWLEDGEMENT


COUNTY OF__________________)
                           )  ss:
STATE OF CALIFORNIA        )

         I, the undersigned, a Notary Public in and for the County of ______________, do hereby certify that ______________________________ of
____________________________, personally appeared before me in said County, the aforesaid officer being personally well known to me as the person who executed the instrument annexed hereto, and acknowledged the same to be his act and deed as said officer.

         Given my hand and seal this ______ day of _______________, 1999.



                                                         _______________________
                                                                Notary Public

(Notarial Stamp and Seal)


My Commission expires:___________________

                                     CONSENT


         The United States of America, represented by the Secretary of Transportation, acting by and through the Maritime Administrator, hereby (i) approves the form of the Agreement, (ii) consents to the execution and delivery by STATE STREET BANK AND TRUST COMPANY, not in its individual capacity but solely as owner trustee under the Trust Agreement dated as of November 13, 1980, as amended, for the benefit of the owner participant named therein, JULIUS
OWNER CORPORATION, and U.S. BANK TRUST NATIONAL ASSOCIATION, of the Agreement, and (iii) affirms that the Guarantees will remain in full force and effect following execution of the Agreement.


                                                UNITED STATES OF AMERICA
                                                SECRETARY OF TRANSPORTATION
                                                Maritime Administrator


                                                By:
 Attest:                                           Name:
                                                         Assistant Secretary
                                                         Maritime Administration

                                                                         4.02(a)


                                                                    CONTRACT NO.
                                                                         MA-9892



                   ASSIGNMENT, ASSUMPTION AND AMENDMENT NO. 2

                                     TO THE

                               SECURITY AGREEMENT

                      RELATING TO UNITED STATES GOVERNMENT
                      GUARANTEED SHIP FINANCING OBLIGATIONS


                                     BETWEEN


                      STATE STREET BANK AND TRUST COMPANY,
                  NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS
                     OWNER TRUSTEE UNDER THE TRUST AGREEMENT
                 DATED AS OF NOVEMBER 13, 1980, AS AMENDED, FOR
               THE BENEFIT OF THE OWNER PARTICIPANT NAMED THEREIN,
                                                             ASSIGNING SHIPOWNER


                           FRANCES OWNER CORPORATION,
                                                              ASSUMING SHIPOWNER

                                       AND


                          THE UNITED STATES OF AMERICA


                               SEPTEMBER 29, 1999





                               ITB FRANCES HAMMER
                      (TO BE RENAMED SMT CHEMICAL EXPLORER)

                   ASSIGNMENT, ASSUMPTION, AND AMENDMENT NO. 2
                                     TO THE
                               SECURITY AGREEMENT

                               ITB FRANCES HAMMER
                   (to be renamed SMT CHEMICAL EXPLORER (tug)
                              and SMT ONE (barge))


     THIS ASSIGNMENT, ASSUMPTION, AND AMENDMENT NO. 2 (this "Amendment"), to the SECURITY AGREEMENT, Contract No. MA-9892, dated as of November 25, 1980, by STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, not in its individual capacity but solely as owner trustee under the Trust Agreement dated as of November 13, 1980, as amended, for the benefit of the owner participant named therein (the "Assigning Shipowner"), FRANCES OWNER CORPORATION, a Delaware corporation (the "Assuming Shipowner"), and the UNITED STATES OF AMERICA (the "United States"), represented by the Secretary of Transportation, acting by and through the Maritime Administrator (the "Secretary"), pursuant to the provisions of Title XI of the Merchant Marine Act, 1936, as amended, is made on _____________ _____, 1999.


                                   WITNESSETH:

     WHEREAS, the Assigning Shipowner is the sole legal owner of the Vessel;

     WHEREAS, the Assigning Shipowner and the Secretary are parties to the Security Agreement, Contract No. MA-9892, dated as of November 25, 1980, pursuant to which the Assigning Shipowner granted to the Secretary a security interest in the Security as collateral security for the obligations of the United States upon Guarantees made by the Secretary pursuant to Title XI with respect to the Obligations and for the payment of the principal of and interest on the Secretary's Note;

     WHEREAS, the Assigning Shipowner has, as further security to the Secretary pursuant to the provisions of the Security Agreement, executed and delivered on the Delivery Date to the Secretary, as mortgagee, a first preferred fleet mortgage, Contract No. MA-9893 (as the same may have been amended, modified or supplemented, the "Mortgage"), covering the Vessel;

     WHEREAS, Suwannee River Phosphate Lines, Inc., a California corporation (the "Original Bareboat Charterer"), entered into a Bareboat Charter of the Vessel dated as of September 16, 1981 (as supplemented and amended to date, the "Original Bareboat Charter"), with the Assigning Shipowner, and the Original Bareboat Charter was assigned to the Secretary as further security pursuant to the provisions of the Security Agreement;

     WHEREAS, Occidental Petroleum Corporation, a Delaware corporation (as successor to Occidental Petroleum Corporation, a California corporation, herein "Occidental"), is the guarantor under a Bareboat Charter Guarantee dated as of September 16, 1981, relating to the Original Bareboat Charter (the "Old Bareboat Charter Guarantee"), and the Old Bareboat Charter Guarantee has been assigned to the Secretary as further security under the Security Agreement;

     WHEREAS, simultaneously with the execution and delivery of this Amendment, the Assigning Shipowner is transferring 100% of its interest in the Vessel to the Assuming Shipowner on the terms and conditions, among others, that the Assuming Shipowner shall assume all obligations and liabilities of the Assigning Shipowner under the Mortgage, the Security Agreement, the Obligations, and the Secretary's Note, and that the Assigning Shipowner shall, simultaneously with such assumption, be released from all obligations and liabilities under the Mortgage, the Security Agreement, the Obligations and the Secretary's Note;

     WHEREAS, by an Assignment, Assumption and Supplement No. 2 to Trust Indenture dated the date hereof between and among the Indenture Trustee, the Assigning Shipowner and the Assuming Shipowner (the "Indenture Assumption Agreement"), the Assuming Shipowner has, with the written consent of the Secretary, assumed responsibility for payment of the principal of and interest on the Outstanding Obligations and the performance of the agreements of the Assigning Shipowner under the Original Indenture and the Assigning Shipowner has been released from such payment obligations and the performance of such agreements;

     WHEREAS, on the date hereof, the Original Bareboat Charter is being terminated and the Original Bareboat Charterer is being released from its obligations thereunder and the Assuming Shipowner is entering into a new bareboat charter (the "Bareboat Charter") with Frances ODS Corporation, a Delaware corporation (the "Bareboat Charterer") and the same is being assigned to the Secretary hereunder as security for the Guarantees;

     WHEREAS, concurrently with termination of the Original Bareboat Charter and the release of the Original Bareboat Charterer from its obligations thereunder, Occidental is being released from its obligations under the Old Bareboat Charter Guarantee and (i) Marine Transport Corporation, a Delaware corporation ("MTC") is entering into a guarantee of 75% of the obligations of the Assuming Shipowner under the Secretary's Note (the "MTC Guarantee"), (ii) Stolt-Nielsen Transportation Group Ltd., a Liberian corporation ("SNTG"), is entering into a guarantee of 25% of the obligations of the Assuming Shipowner under the Secretary's Note (the "SNTG Guarantee"), the liability of MTC and SNTG under such guarantees being several but not joint, and (iii) Occidental is entering into a Contingent Guarantee of certain of the obligations of the Bareboat Charterer under the Bareboat Charter (the "Contingent Guarantee");

     WHEREAS, this Amendment is made for the purpose of confirming, affirming, and reaffirming the Security Agreement as hereby amended and continuing the grant of the collateral security interest of the Secretary in the Security to secure the payment of the principal of and interest on the Secretary's Note in accordance with the terms of the Security Agreement, as amended by this Amendment and as provided in the Secretary's Note;

     WHEREAS, the execution and delivery of this Amendment has been duly authorized and all conditions and requirements necessary to make this instrument a legal, valid, and binding agreement have been duly performed and complied with; and

     WHEREAS, on the date hereof, the Assuming Shipowner is changing the name of the Vessel from ITB FRANCES HAMMER to SMT CHEMICAL EXPLORER (tug) and SMT ONE (barge).

     NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:



                                  ARTICLE FIRST

                       ASSIGNMENT, ASSUMPTION AND RELEASE

     SECTION 1. The Assigning Shipowner hereby transfers, assigns, sets over, confirms and conveys to the Assuming Shipowner, without limitation, all of its right, title, and interest in, and all of its duties and obligations under the Security Agreement, and the Assuming Shipowner hereby accepts such transfer, assignment and conveyance, without limitation, subject to the terms and conditions of the Security Agreement and accepts and assumes all of the right, title, interest, duties and obligations of the Assigning Shipowner under the Security Agreement with the same force and effect as if the Assuming Shipowner had been named as Shipowner therein, including without limitation, the grant of the security interests in the Granting Clause thereof and the obligation to pay any amounts payable by the Assigning Shipowner under the Security Agreement. As of the Effective Date, the Assigning Shipowner shall have no further obligations under the Security Agreement.

     SECTION 2. From and after the Effective Date, the term "Shipowner" as used in the Security Agreement or any other agreement or instrument related to the transactions contemplated thereby shall mean and refer to the Assuming Shipowner and its successors and assigns.

     SECTION 3. The Assuming Shipowner (i) acknowledges receipt of notice of and hereby confirms, consents and agrees in all respects to the grant, sale, conveyance, assignment, transfer, mortgage and pledge to the Secretary of all of the Assigning Shipowner's right, title and interest in and to the Security and all monies payable thereunder to the extent set forth in the Security Agreement, and (ii) agrees, pursuant to this Amendment, to assume all of the duties and obligations of the Assigning Shipowner prescribed by the Security Agreement.

     SECTION 4. The transfer, assignment, conveyance, acceptance, assumption and release provided in Section 1 above shall become effective on the Effective Date and shall be of no force or effect prior thereto. Notwithstanding any provision of this Amendment to the contrary (i) the rights and obligations of the respective parties under the Security Agreement which shall have unconditionally vested at any time up to and including the Effective Date shall survive the Effective Date, and (ii) neither the assignment, assumption, and release effected hereby nor any proceedings arising from the Security Agreement shall
(x) relieve any party thereto from the observance or performance of any obligation required to be performed on or prior to the Effective Date, or from liability for any acts or omissions of such party which were performed or required to be performed on or prior to the Effective Date, or (y) serve as a defense against any claim for breach of or failure to perform any such obligation, or against any claim for indemnification under the Security Agreement arising out of any matter occurring on or prior to the Effective Date.



                                 ARTICLE SECOND

                         REPRESENTATIONS AND WARRANTIES

     SECTION 1. The Assigning Shipowner hereby represents and warrants in its individual capacity and in its capacity as owner trustee under the Trust Agreement, that:

          (a) The Assigning Shipowner is a trust company duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with full power, authority and legal right to execute and deliver this Amendment and to perform its obligations hereunder, and this Amendment has been duly authorized, executed and delivered by the Assigning Shipowner and, assuming the due authorization, execution and delivery by the other parties hereto, constitutes the legal, valid and binding obligation of the Assigning Shipowner enforceable in accordance with its terms.

          (b) The Assigning Shipowner has obtained all necessary approvals, authorizations, licenses and permits, under the laws of the State of Connecticut, the Commonwealth of Massachusetts and the United States regulating banking or trust powers, to enter into and perform its obligations under this Amendment. Other than the approval of the Secretary and the Board and the instruction of the Owner Participant, no consent, authorization or approval of, or filing with, any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or has been required in connection with any of the transactions contemplated hereby in respect of the Assigning Shipowner.

          (c) The execution and delivery of this Amendment, and the performance by the Assigning Shipowner of its obligations under this Amendment will not result in a violation of, or be in conflict with, or constitute a default or any event which would with notice or lapse of time or both become a default under, any provision of the charter documents or the by-laws of the Assigning Shipowner, or a default under any indenture, contract, agreement or other instrument to which the Assigning Shipowner is a party or by which it or its property is bound, and the execution and delivery of this Amendment and the performance by the Assigning Shipowner of its obligations under this Amendment will not result in a violation of any statute, rule or regulation applicable to the Assigning Shipowner or its property or by which it or its property may be bound and will not result in a violation of or be in conflict with, or result in a breach of, any term or provision of any judgment, order, decree or award of any court, arbitrator or governmental or public instrumentality binding upon the Assigning Shipowner or its property.

          (d) The Assigning Shipowner is not in default in any material way, and no condition exists which with notice or lapse of time or both will constitute a material default, under the Security Agreement or any indenture, agreement, instrument or evidence of indebtedness to which it is a party or by which it is bound, and it is not in default in any material respect under any judgment, order, writ, injunction, decree, rule or regulation of any court or governmental department, commission, board, agency or instrumentality, domestic or foreign.

          (e) There is no action, suit, proceeding, inquiry or investigation, at law or in equity, or before or by any court, public board or body, pending against the Assigning Shipowner or of which it has otherwise received official notice or which to its knowledge is threatened against it wherein an unfavorable decision, ruling or finding would materially adversely affect its ability to perform its obligations under this Amendment.

          (f) The location of the office at which the Assigning Shipowner keeps or will keep its records concerning this Amendment is: Goodwin Square, 23rd Floor, 225 Asylum Street, Hartford, CT 06103.

          (g) The Assigning Shipowner is a "citizen of the United States" within the meaning of Section 2 of the Shipping Act, 1916, as amended, qualified to engage in the coastwise trade and has been such a citizen at all relevant times qualified to operate the Vessel in the trades in which the Vessel has operated from time to time.

          (h) The Assigning Shipowner is the sole legal owner of the Vessel and the Vessel is duly and validly documented in the name of the Assigning Shipowner.

     SECTION 2. The Assuming Shipowner hereby represents and warrants that:

          (a) The Assuming Shipowner is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full power, authority and legal right to execute and deliver this Amendment and to perform its obligations hereunder and under the Security Agreement, and this Amendment has been duly authorized, executed and delivered by the Assuming Shipowner and, assuming the due authorization, execution and delivery by the other parties hereto, constitutes the legal, valid and binding obligation of the Assuming Shipowner enforceable in accordance with its terms.

          (b) Other than the approvals of the Secretary and the Board and the instruction of the Owner Participant, no consent, authorization or approval of, or filing with, any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or has been required in connection with any of the transactions contemplated hereby in respect of the Assuming Shipowner.

          (c) The execution and delivery of this Amendment and the performance by the Assuming Shipowner of its obligations under this Amendment will not result in a violation of, or be in conflict with, or constitute a default or any event which would with notice or lapse of time or both become a default under, any provision of the certificate of incorporation or the by-laws of the Assuming Shipowner, or a default under any mortgage, indenture, contract, agreement or other instrument to which the Assuming Shipowner is a party or by which it or its property is bound, and the execution and delivery of this Amendment and the performance by the Assuming Shipowner of its obligations under this Amendment will not result in a violation of any statute, rule or regulation applicable to the Assuming Shipowner or its property or by which it or its property may be bound and will not result in a violation of or be in conflict with, or result in a breach of, any term or provision of any judgment, order, decree or award of any court, arbitrator or governmental or public instrumentality binding upon the Assuming Shipowner or its property.

          (d) The Assuming Shipowner is not in default in any material way, and no condition exists which with notice or lapse of time or both will constitute a material default, under any mortgage, loan agreement, indenture, evidence of indebtedness or other instrument to which it is a party or by which it is bound, and it is not in default in any material respect under any judgment, order, writ, injunction, decree, rule or regulation of any court or governmental department, commission, board, agency or instrumentality, domestic or foreign.

          (e) There is no action, suit, proceeding, inquiry or investigation, at law or in equity, or before or by any court, public board or body, pending against the Assuming Shipowner or of which it has otherwise received official notice or which to its knowledge is threatened against it wherein an unfavorable decision, ruling or finding would materially adversely affect its ability to perform its obligations under this Amendment

     (including the ability to own and operate the Vessel).

          (f) The location of the office at which the Assuming Shipowner keeps or will keep its records concerning this Amendment is: 1200 Harbor Boulevard, 9th Floor, C-901, Weehawken, New Jersey 07087, Attention:
     General Counsel.

          (g) The Assuming Shipowner is a "citizen of the United States" within the meaning of Section 2 of the Shipping Act, 1916, as amended, qualified to engage in the coastwise trade and covenants that it shall remain such a citizen for operation in the trades in which the Vessel is operated from time to time.



                                  ARTICLE THIRD

                       CONDITIONS PRECEDENT TO ASSIGNMENT,
                             ASSUMPTION AND RELEASE

     The Secretary hereby consents to and approves the transfer of the Vessel by the Assigning Shipowner to the Assuming Shipowner, the termination of the Original Bareboat Charter and the release of the Assigning Shipowner and the Original Bareboat Charterer from their respective obligations thereunder on the following conditions:

     1. The Vessel shall be transferred by the Assigning Shipowner to the Assuming Shipowner by a Bill of Sale on Coast Guard form CG-1340, warranteeing the Assigning Shipowner's title to the Vessel and its freedom from liens, charges and encumbrances of any kind other than the Mortgage and liens permitted by the Security Agreement, and such Bill of Sale shall otherwise be in form and substance satisfactory to the Secretary, and shall be recorded in the National Vessel Documentation Center.

     2. The Vessel shall be duly and properly documented in the name of the Assuming Shipowner.

     3. The parties thereto shall execute the Indenture Assumption Agreement referred to in the Seventh Recital above.

     4. The Assuming Shipowner shall assume the Mortgage and an instrument evidencing such assumption shall be executed, delivered and duly recorded in the National Vessel Documentation Center.

     5. The Assuming Shipowner, the Bareboat Charterer, and the Time Charterer shall have assumed the Title XI Reserve Fund and Financial Agreement, Contract No. 9894, by an instrument in form and substance satisfactory to the Secretary.

     6. The Assuming Shipowner shall execute and deliver an appropriate endorsement to the Secretary's Note to evidence its assumption of the Assigning Shipowner's obligations thereunder.

     7. The Vessel shall be free and clear of any and all liens, claims, charges and encumbrances (except for the Mortgage) and the Assuming Shipowner and the Secretary shall have received such evidence thereof as they may reasonably request.

     8. All other matters incident to the transfer of the Vessel and the assignment and assumption of the obligations contemplated by this Amendment shall be reasonably satisfactory to the Secretary and the Assuming Shipowner.

     9. The Contingent Guarantee and the Second Mortgage shall have been executed and delivered by the parties thereto.


                                 ARTICLE FOURTH

                                 GRANTING CLAUSE

     In order to create a present security interest in favor of the Secretary, the Assuming Shipowner does hereby grant, sell, convey, assign, transfer, mortgage, pledge, set over, and confirm unto the Secretary continuing security interests in all of the right, title, and interest of the Shipowner in and to all of the following, whether now owned or existing or hereafter arising or acquired:

     I. The Bareboat Charter and all moneys payable to the Assuming Shipowner thereunder and the Time Charter and any future time charter and all moneys payable to the Bareboat Charterer thereunder. Said right, title and interest in and to (a) the Bareboat Charter and all moneys payable thereunder, together with the Consent to Bareboat Charter Assignment and (b) the Time Charter and any future time charter and all moneys payable thereunder as pledged by Bareboat Charterer in the Assignment of Time Charter effective as of the Effective Date, are herein collectively referred to as the "Rights Under the Bareboat Charter and Related Contracts". The Secretary agrees that, pursuant to the terms of the Security Agreement as amended hereby and the Consent to Bareboat Charter Assignment all moneys payable to the Assuming Shipowner hereunder, under the Time Charter and under the Bareboat Charter will be paid directly to the Depository for application in accordance with the Security Agreement as amended hereby and the Depository Agreement.

     II. All proceeds of the collateral described in Paragraph I above.

     The right, title, and interest of the Secretary mentioned in Paragraphs I and II constitute and shall be considered part of the "Security," as such term is defined in the Security Agreement as amended hereby and shall be held by the Secretary pursuant to the provisions of the Security Agreement as amended hereby.

     Irrespective of the foregoing, (1) the Secretary shall not, by virtue of this Amendment, have any obligations under any of the documents referred to in Paragraph I or be required to make any payment owing by the Shipowner thereunder, and (2) if there is no existing Default, the Shipowner shall (subject to the rights of the Secretary hereunder) be entitled to exercise all of its rights under each of the documents referred to in Paragraph I above and with respect to other property referred to in the Granting Clauses hereof, and shall be entitled to receive all of the benefits accruing to it thereunder as if the foregoing were not applicable.



                                  ARTICLE FIFTH

                          SECURITY AGREEMENT CONFIRMED

     The Security Agreement as amended hereby is in all respects confirmed, affirmed, and reaffirmed, including all of the covenants and agreements and representations on the part of the Shipowner which are set forth therein and all the rights, privileges, powers and immunities of the Secretary which are provided for therein, and the grant of the collateral security interest of the Secretary in the Security is continued.


                                  ARTICLE SIXTH

                        AMENDMENTS TO SECURITY AGREEMENT

     SECTION 1. Section 2.04(b) of Exhibit 1 to the Security Agreement - General Provisions Incorporated into the Security Agreement ("Exhibit 1") is hereby amended by deleting the word "or" before clause (F) thereof and inserting the following before the period at the end thereof: ", or (G) the Second Mortgage."

     SECTION 2. Section 6.01 of Exhibit 1 is hereby amended by adding the following paragraph to the end of such section:

          "In the event that a Default shall occur, the Secretary shall be entitled, but not be required, to deliver to the Depository a written notice that the Secretary is thereby exercising exclusive control over the Securities Accounts (as such term is defined in the Depository Agreement) ("Notice of Exclusive Control"). As further provided in the Depository Agreement following the Depository's receipt of and pursuant to said Notice of Exclusive Control, the Secretary and the Shipowner hereby acknowledge and agree that (i) the Secretary shall be entitled, but not be required, to issue to the Depository an instruction, notice or any other type of directive that would constitute an "entitlement order" within the meaning of Section 8-102(a)(8) of the New York Uniform Commercial Code (collectively, an "Entitlement Order") concerning the Securities Accounts and (ii) the Depository shall immediately cease complying with any Request, Request for Payment, instruction, notice or any other type of directive that would constitute an Entitlement Order from the Shipowner. In the event that a Default has been cured or waived as provided in Article VI hereof, the Secretary and the Shipowner hereby acknowledge and agree that the Secretary shall deliver a written notice to the Depository that (i) the Secretary is no longer exercising exclusive control over the Securities Accounts and that the Notice of Exclusive Control previously delivered is theretofore without effect and (ii) the Depository shall thereafter comply with any Request, Request for Payment, instruction, notice or any other type of directive that would constitute an Entitlement Order from the Shipowner."

     SECTION 3. The "Notice of Preferred Mortgages and Charter" referred to in
Section 2.12 of Exhibit 1 of the Security Agreement is hereby amended in its entirety to conform to the form of such notice set forth in the Bareboat Charter of even date herewith.

     SECTION 4. Article Fifth (y) of the Special Provisions of the Security Agreement is hereby deleted in its entirety and Article Fifth (z) is hereby amended by re-lettering it as Article Fifth (y).



                                 ARTICLE SEVENTH

                                  MISCELLANEOUS

     SECTION 1. Schedule X to the Security Agreement is hereby deleted and substituted by Schedule X in the form attached hereto.

     SECTION 2. This Amendment is executed as and shall constitute an amendment to and be incorporated into and made a part of the Security Agreement. All of the terms and provisions of the Security Agreement as supplemented hereby shall continue to be and shall remain in full force and effect.

     SECTION 3. For all purposes of this Amendment, unless otherwise expressly provided or unless the context otherwise requires, the terms used herein which are defined in Schedule X to the Security Agreement, Contract No. MA-9892, dated as of November 25, 1980, including Amendment No. 1 thereto dated October 18, 1991, and this Amendment, between the United States and the Assuming Shipowner, or by reference therein to other instruments or agreements, shall have the respective meanings stated in said Schedule X to the Security Agreement or such other instruments or agreements.

     SECTION 4. This Amendment may be executed in any number of counterparts, and each such counterpart shall for all purposes be deemed to be an original.

     SECTION 5. This Amendment and the rights and obligations of the parties hereto, shall in all respects be governed by, construed and enforced in accordance with the federal laws of the United States of America, but if they are inapplicable, then in accordance with the laws of the State of New York, including Section 5-1401 of the General Obligations Law of the State of New York.

     SECTION 6. If any term of the Security Agreement, as amended by this Amendment, or any application thereof shall be invalid or unenforceable, the remainder of the Security Agreement, as amended hereby, and any other application of such term shall not be affected thereby.

     IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the day and year first above written.


                                          STATE STREET BANK AND TRUST COMPANY,
                                          not in its individual capacity but
                                          solely as owner trustee under the
                                          Trust Agreement dated as of November
                                          13, 1980, as amended, for the benefit
                                          of the owner participant named
                                          therein, Assigning Shipowner


                                          By:    ______________________________
                                                 Name:_________________________
                                                 Title:________________________



Attest:

By:      ________________________

                                                 FRANCES OWNER CORPORATION,
                                                         Assuming Shipowner



                                                 By:____________________________
                                                     Name:______________________
                                                     Title:_____________________



Attest:


By:______________________

                                                  UNITED STATES OF AMERICA
                                                  SECRETARY OF TRANSPORTATION

                                                  By:  MARITIME ADMINISTRATION



(Seal)                                            By: __________________________


Attest:


By:________________________

                                                                         4.02(b)



                                                                    CONTRACT NO.
                                                                         MA-9880



                   ASSIGNMENT, ASSUMPTION AND AMENDMENT NO. 2

                                     TO THE

                               SECURITY AGREEMENT

                      RELATING TO UNITED STATES GOVERNMENT
                      GUARANTEED SHIP FINANCING OBLIGATIONS


                                     BETWEEN


                      STATE STREET BANK AND TRUST COMPANY,
                  NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS
                     OWNER TRUSTEE UNDER THE TRUST AGREEMENT
                 DATED AS OF NOVEMBER 13, 1980, AS AMENDED, FOR
               THE BENEFIT OF THE OWNER PARTICIPANT NAMED THEREIN,
                                                             ASSIGNING SHIPOWNER


                            JULIUS OWNER CORPORATION,
                                                              ASSUMING SHIPOWNER

                                       AND


                          THE UNITED STATES OF AMERICA


                               SEPTEMBER 29, 1999





                                ITB JULIUS HAMMER
                       (TO BE RENAMED SMT CHEMICAL TRADER)

                   ASSIGNMENT, ASSUMPTION, AND AMENDMENT NO. 2
                                     TO THE
                               SECURITY AGREEMENT

                                ITB JULIUS HAMMER
                    (TO BE RENAMED SMT CHEMICAL TRADER (tug)
                              AND SMT TWO (barge))


     THIS ASSIGNMENT, ASSUMPTION, AND AMENDMENT NO. 2 (this "Amendment"), to the SECURITY AGREEMENT, Contract No. MA-9880, dated as of November 25, 1980, by STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, not in its individual capacity but solely as owner trustee under the Trust Agreement dated as of November 13, 1980, as amended, for the benefit of the owner participant named therein (the "Assigning Shipowner"), JULIUS OWNER CORPORATION, a Delaware corporation (the "Assuming Shipowner"), and the UNITED STATES OF AMERICA (the "United States"), represented by the Secretary of Transportation, acting by and through the Maritime Administrator (the "Secretary"), pursuant to the provisions of Title XI of the Merchant Marine Act, 1936, as amended, is made on _____________ _____, 1999.


                                   WITNESSETH:

     WHEREAS, the Assigning Shipowner is the sole legal owner of the Vessel;

     WHEREAS, the Assigning Shipowner and the Secretary are parties to the Security Agreement, Contract No. MA-9880, dated as of November 25, 1980, pursuant to which the Assigning Shipowner granted to the Secretary a security interest in the Security as collateral security for the obligations of the United States upon Guarantees made by the Secretary pursuant to Title XI with respect to the Obligations and for the payment of the principal of and interest on the Secretary's Note;

     WHEREAS, the Assigning Shipowner has, as further security to the Secretary pursuant to the provisions of the Security Agreement, executed and delivered on the Delivery Date to the Secretary, as mortgagee, a first preferred fleet mortgage, Contract No. MA-9881 (as the same may have been amended, modified or supplemented, the "Mortgage"), covering the Vessel;

     WHEREAS, Suwannee River Lines, Inc., a California corporation (the "Original Bareboat Charterer"), entered into a Bareboat Charter of the Vessel dated as of March 18, 1981 (as supplemented and amended to date, the "Original Bareboat Charter"), with the Assigning Shipowner, and the Original Bareboat Charter was assigned to the Secretary as further security pursuant to the provisions of the Security Agreement;

     WHEREAS, Occidental Petroleum Corporation, a Delaware corporation (as successor to Occidental Petroleum Corporation, a California corporation, herein "Occidental"), is the guarantor under a Bareboat Charter Guarantee dated as of March 18, 1981, relating to the Original Bareboat Charter (the "Old Bareboat Charter Guarantee"), and the Old Bareboat Charter Guarantee has been assigned to the Secretary as further security under the Security Agreement;

     WHEREAS, simultaneously with the execution and delivery of this Amendment, the Assigning Shipowner is transferring 100% of its interest in the Vessel to the Assuming Shipowner on the terms and conditions, among others, that the Assuming Shipowner shall assume all obligations and liabilities of the Assigning Shipowner under the Mortgage, the Security Agreement, the Obligations, and the Secretary's Note, and that the Assigning Shipowner shall, simultaneously with such assumption, be released from all obligations and liabilities under the Mortgage, the Security Agreement, the Obligations and the Secretary's Note;

     WHEREAS, by an Assignment, Assumption and Supplement No. 2 to Trust Indenture dated the date hereof between and among the Indenture Trustee, the Assigning Shipowner and the Assuming Shipowner (the "Indenture Assumption Agreement"), the Assuming Shipowner has, with the written consent of the Secretary, assumed responsibility for payment of the principal of and interest on the Outstanding Obligations and the performance of the agreements of the Assigning Shipowner under the Original Indenture and the Assigning Shipowner has been released from such payment obligations and the performance of such agreements;

     WHEREAS, on the date hereof, the Original Bareboat Charter is being terminated and the Original Bareboat Charter is being released from its obligations thereunder and the Assuming Shipowner is entering into a new bareboat charter (the "Bareboat Charter") with Frances ODS Corporation, a Delaware corporation (the "Bareboat Charterer") and the same is being assigned to the Secretary hereunder as security for the Guarantees;

     WHEREAS, concurrently with termination of the Original Bareboat Charter and the release of the Original Bareboat Charterer from its obligations thereunder, Occidental is being released from its obligations under the Old Bareboat Charter Guarantee and (i) Marine Transport Corporation, a Delaware corporation ("MTC") is entering into a guarantee of 75% of the obligations of the Assuming Shipowner under the Secretary's Note (the "MTC Guarantee"), (ii) Stolt-Nielsen Transportation Group Ltd., a Liberian corporation ("SNTG"), is entering into a guarantee of 25% of the obligations of the Assuming Shipowner under the Secretary's Note (the "SNTG Guarantee"), the liability of MTC and SNTG under such guarantees being several but not joint, and (iii) Occidental is entering into a Contingent Guarantee of certain of the obligations of the Bareboat Charterer under the Bareboat Charter (the "Contingent Guarantee");

     WHEREAS, this Amendment is made for the purpose of confirming, affirming, and reaffirming the Security Agreement as hereby amended and continuing the grant of the collateral security interest of the Secretary in the Security to secure the payment of the principal of and interest on the Secretary's Note in accordance with the terms of the Security Agreement, as amended by this Amendment and as provided in the Secretary's Note;

         WHEREAS, the execution and delivery of this Amendment has been duly authorized and all conditions and requirements necessary to make this instrument a legal, valid, and binding agreement have been duly performed and complied with; and

         WHEREAS, on the date hereof, the Assuming Shipowner is changing the name of the Vessel from ITB JULIUS HAMMER to SMT CHEMICAL TRADER (tug) and SMT TWO (barge).

         NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

                                  ARTICLE FIRST

                       ASSIGNMENT, ASSUMPTION AND RELEASE

         SECTION 1. The Assigning Shipowner hereby transfers, assigns, sets over, confirms and conveys to the Assuming Shipowner, without limitation, all of its right, title, and interest in, and all of its duties and obligations under the Security Agreement, and the Assuming Shipowner hereby accepts such transfer, assignment and conveyance, without limitation, subject to the terms and conditions of the Security Agreement and accepts and assumes all of the right, title, interest, duties and obligations of the Assigning Shipowner under the Security Agreement with the same force and effect as if the Assuming Shipowner had been named as Shipowner therein, including without limitation, the grant of the security interests in the Granting Clause thereof and the obligation to pay any amounts payable by the Assigning Shipowner under the Security Agreement. As of the Effective Date, the Assigning Shipowner shall have no further obligations under the Security Agreement.

         SECTION 2. From and after the Effective Date, the term "Shipowner" as used in the Security Agreement or any other agreement or instrument related to the transactions contemplated thereby shall mean and refer to the Assuming Shipowner and its successors and assigns.

         SECTION 3. The Assuming Shipowner (i) acknowledges receipt of notice of and hereby confirms, consents and agrees in all respects to the grant, sale, conveyance, assignment, transfer, mortgage and pledge to the Secretary of all of the Assigning Shipowner's right, title and interest in and to the Security and all monies payable thereunder to the extent set forth in the Security Agreement, and (ii) agrees, pursuant to this Amendment, to assume all of the duties and obligations of the Assigning Shipowner prescribed by the Security Agreement.

         SECTION 4. The transfer, assignment, conveyance, acceptance, assumption and release provided in Section 1 above shall become effective on the Effective Date and shall be of no force or effect prior thereto. Notwithstanding any provision of this Amendment to the contrary (i) the rights and obligations of the respective parties under the Security Agreement which shall have unconditionally vested at any time up to and including the Effective Date shall survive the Effective Date, and (ii) neither the assignment, assumption, and release effected hereby nor any proceedings arising from the Security Agreement shall (x) relieve any party thereto from the observance or performance of any obligation required to be performed on or prior to the Effective Date, or from liability for any acts or omissions of such party which were performed or required to be performed on or prior to the Effective Date, or (y) serve as a defense against any claim for breach of or failure to perform any such obligation, or against any claim for indemnification under the Security Agreement arising out of any matter occurring on or prior to the Effective Date.


                                 ARTICLE SECOND

                         REPRESENTATIONS AND WARRANTIES

         SECTION 1. The Assigning Shipowner hereby represents and warrants in its individual capacity and in its capacity as owner trustee under the Trust Agreement, that:

                  (a) The Assigning Shipowner is a trust company duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with full power, authority and legal right to execute and deliver this Amendment and to perform its obligations hereunder, and this Amendment has been duly authorized, executed and delivered by the Assigning Shipowner and, assuming the due authorization, execution and delivery by the other parties hereto, constitutes the legal, valid and binding obligation of the Assigning Shipowner enforceable in accordance with its terms.

                  (b) The Assigning Shipowner has obtained all necessary approvals, authorizations, licenses and permits, under the laws of the State of Connecticut, the Commonwealth of Massachusetts and the United States regulating banking or trust powers, to enter into and perform its obligations under this Amendment. Other than the approval of the Secretary and the Board and the instruction of the Owner Participant, no consent, authorization or approval of, or filing with, any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or has been required in connection with any of the transactions contemplated hereby in respect of the Assigning Shipowner.

                  (c) The execution and delivery of this Amendment, and the performance by the Assigning Shipowner of its obligations under this Amendment will not result in a violation of, or be in conflict with, or constitute a default or any event which would with notice or lapse of time or both become a default under, any provision of the charter documents or the by-laws of the Assigning Shipowner, or a default under any indenture, contract, agreement or other instrument to which the Assigning Shipowner is a party or by which it or its property is bound, and the execution and delivery of this Amendment and the performance by the Assigning Shipowner of its obligations under this Amendment will not result in a violation of any statute, rule or regulation applicable to the Assigning Shipowner or its property or by which it or its property may be bound and will not result in a violation of or be in conflict with, or result in a breach of, any term or provision of any judgment, order, decree or award of any court, arbitrator or governmental or public instrumentality binding upon the Assigning Shipowner or its property.

                  (d) The Assigning Shipowner is not in default in any material way, and no condition exists which with notice or lapse of time or both will constitute a material default, under the Security Agreement or any indenture, agreement, instrument or evidence of indebtedness to which it is a party or by which it is bound, and it is not in default in any material respect under any judgment, order, writ, injunction, decree, rule or regulation of any court or governmental department, commission, board, agency or instrumentality, domestic or foreign.

                  (e) There is no action, suit, proceeding, inquiry or investigation, at law or in equity, or before or by any court, public board or body, pending against the Assigning Shipowner or of which it has otherwise received official notice or which to its knowledge is threatened against it wherein an unfavorable decision, ruling or finding would materially adversely affect its ability to perform its obligations under this Amendment.

                  (f) The location of the office at which the Assigning Shipowner keeps or will keep its records concerning this Amendment is:
         Goodwin Square, 23rd Floor, 225 Asylum Street, Hartford, CT 06103.

                  (g) The Assigning Shipowner is a "citizen of the United States" within the meaning of Section 2 of the Shipping Act, 1916, as amended, qualified to engage in the coastwise trade and has been such a citizen at all relevant times qualified to operate the Vessel in the trades in which the Vessel has operated from time to time.

                  (h) The Assigning Shipowner is the sole legal owner of the Vessel and the Vessel is duly and validly documented in the name of the Assigning Shipowner.

         SECTION 2. The Assuming Shipowner hereby represents and warrants that:

                  (a) The Assuming Shipowner is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full power, authority and legal right to execute and deliver this Amendment and to perform its obligations hereunder and under the Security Agreement, and this Amendment has been duly authorized, executed and delivered by the Assuming Shipowner and, assuming the due authorization, execution and delivery by the other parties hereto, constitutes the legal, valid and binding obligation of the Assuming Shipowner enforceable in accordance with its terms.

                  (b) Other than the approvals of the Secretary and the Board and the instruction of the Owner Participant, no consent, authorization or approval of, or filing with, any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or has been required in connection with any of the transactions contemplated hereby in respect of the Assuming Shipowner.

                  (c) The execution and delivery of this Amendment and the performance by the Assuming Shipowner of its obligations under this Amendment will not result in a violation of, or be in conflict with, or constitute a default or any event which would with notice or lapse of time or both become a default under, any provision of the certificate of incorporation or the by-laws of the Assuming Shipowner, or a default under any mortgage, indenture, contract, agreement or other instrument to which the Assuming Shipowner is a party or by which it or its property is bound, and the execution and delivery of this Amendment and the performance by the Assuming Shipowner of its obligations under this Amendment will not result in a violation of any statute, rule or regulation applicable to the Assuming Shipowner or its property or by which it or its property may be bound and will not result in a violation of or be in conflict with, or result in a breach of, any term or provision of any judgment, order, decree or award of any court, arbitrator or governmental or public instrumentality binding upon the Assuming Shipowner or its property.

                  (d) The Assuming Shipowner is not in default in any material way, and no condition exists which with notice or lapse of time or both will constitute a material default, under any mortgage, loan agreement, indenture, evidence of indebtedness or other instrument to which it is a party or by which it is bound, and it is not in default in any material respect under any judgment, order, writ, injunction, decree, rule or regulation of any court or governmental department, commission, board, agency or instrumentality, domestic or foreign.

                  (e) There is no action, suit, proceeding, inquiry or investigation, at law or in equity, or before or by any court, public board or body, pending against the Assuming Shipowner or of which it has otherwise received official notice or which to its knowledge is threatened against it wherein an unfavorable decision, ruling or finding would materially adversely affect its ability to perform its obligations under this Amendment (including the ability to own and operate the Vessel).

                  (f) The location of the office at which the Assuming Shipowner keeps or will keep its records concerning this Amendment is:
         1200 Harbor Boulevard, 9th Floor, C-901, Weehawken, New Jersey 07087,
         Attention: General Counsel.

                  (g) The Assuming Shipowner is a "citizen of the United States" within the meaning of Section 2 of the Shipping Act, 1916, as amended, qualified to engage in the coastwise trade and covenants that it shall remain such a citizen for operation in the trades in which the Vessel is operated from time to time.

                                  ARTICLE THIRD

                       CONDITIONS PRECEDENT TO ASSIGNMENT,
                             ASSUMPTION AND RELEASE

         The Secretary hereby consents to and approves the transfer of the Vessel by the Assigning Shipowner to the Assuming Shipowner, the termination of the Original Bareboat Charter and the release of the Assigning Shipowner and the Original Bareboat Charterer from their respective obligations thereunder on the following conditions:

         1. The Vessel shall be transferred by the Assigning Shipowner to the Assuming Shipowner by a Bill of Sale on Coast Guard form CG-1340, warranteeing the Assigning Shipowner's title to the Vessel and its freedom from liens, charges and encumbrances of any kind other than the Mortgage and liens permitted by the Security Agreement, and such Bill of Sale shall otherwise be in form and substance satisfactory to the Secretary, and shall be recorded in the National Vessel Documentation Center.

         2. The Vessel shall be duly and properly documented in the name of the Assuming Shipowner.

         3. The parties thereto shall execute the Indenture Assumption Agreement referred to in the Seventh Recital above.

         4. The Assuming Shipowner shall assume the Mortgage and an instrument evidencing such assumption shall be executed, delivered and duly recorded in the National Vessel Documentation Center.

         5. The Assuming Shipowner, the Bareboat Charterer, and the Time Charterer shall have assumed the Title XI Reserve Fund and Financial Agreement, Contract No. 9882, by an instrument in form and substance satisfactory to the Secretary.

         6. The Assuming Shipowner shall execute and deliver an appropriate endorsement to the Secretary's Note to evidence its assumption of the Assigning Shipowner's obligations thereunder.

         7. The Vessel shall be free and clear of any and all liens, claims, charges and encumbrances (except for the Mortgage) and the Assuming Shipowner and the Secretary shall have received such evidence thereof as they may reasonably request.

         8. All other matters incident to the transfer of the Vessel and the assignment and assumption of the obligations contemplated by this Amendment shall be reasonably satisfactory to the Secretary and the Assuming Shipowner.

         9. The Contingent Guarantee and the Second Mortgage shall have been executed and delivered by the parties thereto.

                                 ARTICLE FOURTH

                                 GRANTING CLAUSE

         In order to create a present security interest in favor of the Secretary, the Assuming Shipowner does hereby grant, sell, convey, assign, transfer, mortgage, pledge, set over, and confirm unto the Secretary continuing security interests in all of the right, title, and interest of the Shipowner in and to all of the following, whether now owned or existing or hereafter arising or acquired:

         I. The Bareboat Charter and all moneys payable to the Assuming Shipowner thereunder and the Time Charter and any future time charter and all moneys payable to the Bareboat Charterer thereunder. Said right, title and interest in and to (a) the Bareboat Charter and all moneys payable thereunder, together with the Consent to Bareboat Charter Assignment and (b) the Time Charter and any future time charter and all moneys payable thereunder as pledged by Bareboat Charterer in the Assignment of Time Charter effective as of the Effective Date, are herein collectively referred to as the "Rights Under the Bareboat Charter and Related Contracts". The Secretary agrees that, pursuant to the terms of the Security Agreement as amended hereby and the Consent to Bareboat Charter Assignment all moneys payable to the Assuming Shipowner hereunder, under the Time Charter and under the Bareboat Charter will be paid directly to the Depository for application in accordance with the Security Agreement as amended hereby and the Depository Agreement.

         II.      All proceeds of the collateral described in Paragraph I above.

         The right, title, and interest of the Secretary mentioned in Paragraphs I and II constitute and shall be considered part of the "Security," as such term is defined in the Security Agreement as amended hereby and shall be held by the Secretary pursuant to the provisions of the Security Agreement as amended hereby.

         Irrespective of the foregoing, (1) the Secretary shall not, by virtue of this Amendment, have any obligations under any of the documents referred to in Paragraph I or be required to make any payment owing by the Shipowner thereunder, and (2) if there is no existing Default, the Shipowner shall (subject to the rights of the Secretary hereunder) be entitled to exercise all of its rights under each of the documents referred to in Paragraph I above and with respect to other property referred to in the Granting Clauses hereof, and shall be entitled to receive all of the benefits accruing to it thereunder as if the foregoing were not applicable.

                                  ARTICLE FIFTH

                          SECURITY AGREEMENT CONFIRMED

         The Security Agreement as amended hereby is in all respects confirmed, affirmed, and reaffirmed, including all of the covenants and agreements and representations on the part of the Shipowner which are set forth therein and all the rights, privileges, powers and immunities of the Secretary which are provided for therein, and the grant of the collateral security interest of the Secretary in the Security is continued.


                                  ARTICLE SIXTH

                        AMENDMENTS TO SECURITY AGREEMENT

         SECTION 1. Section 2.04(b) of Exhibit 1 to the Security Agreement - General Provisions Incorporated into the Security Agreement ("Exhibit 1") is hereby amended by deleting the word "or" before clause (F) thereof and inserting the following before the period at the end thereof: ", or (G) the Second Mortgage."

         SECTION 2. Section 6.01 of Exhibit 1 is hereby amended by adding the following paragraph to the end of such section:

                  "In the event that a Default shall occur, the Secretary shall be entitled, but not be required, to deliver to the Depository a written notice that the Secretary is thereby exercising exclusive control over the Securities Accounts (as such term is defined in the Depository Agreement) ("Notice of Exclusive Control"). As further provided in the Depository Agreement following the Depository's receipt of and pursuant to said Notice of Exclusive Control, the Secretary and the Shipowner hereby acknowledge and agree that (i) the Secretary shall be entitled, but not be required, to issue to the Depository an instruction, notice or any other type of directive that would constitute an "entitlement order" within the meaning of Section 8-102(a)(8) of the New York Uniform Commercial Code (collectively, an "Entitlement Order") concerning the Securities Accounts and (ii) the Depository shall immediately cease complying with any Request, Request for Payment, instruction, notice or any other type of directive that would constitute an Entitlement Order from the Shipowner. In the event that a Default has been cured or waived as provided in Article VI hereof, the Secretary and the Shipowner hereby acknowledge and agree that the Secretary shall deliver a written notice to the Depository that (i) the Secretary is no longer exercising exclusive control over the Securities Accounts and that the Notice of Exclusive Control previously delivered is theretofore without effect and (ii) the Depository shall thereafter comply with any Request, Request for Payment, instruction, notice or any other type of directive that would constitute an Entitlement Order from the Shipowner."

         SECTION 3. The "Notice of Preferred Mortgages and Charter" referred to in Section 2.12 of Exhibit 1 of the Security Agreement is hereby amended in its entirety to conform to the form of such notice set forth in the Bareboat Charter of even date herewith.

         SECTION 4. Article Fifth (y) of the Special Provisions of the Security Agreement is hereby deleted in its entirety and Article Fifth (z) is hereby amended by re-lettering it as Article Fifth (y).



                                 ARTICLE SEVENTH

                                  MISCELLANEOUS

         SECTION 1. Schedule X to the Security Agreement is hereby deleted and substituted by Schedule X in the form attached hereto.

         SECTION 2. This Amendment is executed as and shall constitute an amendment to and be incorporated into and made a part of the Security Agreement. All of the terms and provisions of the Security Agreement as supplemented hereby shall continue to be and shall remain in full force and effect.

         SECTION 3. For all purposes of this Amendment, unless otherwise expressly provided or unless the context otherwise requires, the terms used herein which are defined in Schedule X to the Security Agreement, Contract No. MA-9880, dated as of November 25, 1980, including Amendment No. 1 thereto dated October 18, 1991, and this Amendment, between the United States and the Assuming Shipowner, or by reference therein to other instruments or agreements, shall have the respective meanings stated in said Schedule X to the Security Agreement or such other instruments or agreements.

         SECTION 4. This Amendment may be executed in any number of counterparts, and each such counterpart shall for all purposes be deemed to be an original.

         SECTION 5. This Amendment and the rights and obligations of the parties hereto, shall in all respects be governed by, construed and enforced in accordance with the federal laws of the United States of America, but if they are inapplicable, then in accordance with the laws of the State of New York, including Section 5-1401 of the General Obligations Law of the State of New York.

         SECTION 6. If any term of the Security Agreement, as amended by this Amendment, or any application thereof shall be invalid or unenforceable, the remainder of the Security Agreement, as amended hereby, and any other application of such term shall not be affected thereby.

         IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the day and year first above written.


                                    STATE STREET BANK AND TRUST COMPANY, not in its individual capacity but solely as owner trustee under the Trust Agreement dated as of November 13, 1980, as amended, for the benefit of the owner participant named therein,
                                                  Assigning Shipowner


                                    By:      ______________________________
                                             Name:_________________________
                                             Title:________________________



Attest:

By:      ________________________

                                    JULIUS OWNER CORPORATION,
                                    Assuming Shipowner



                                    By:_____________________________
                                       Name:________________________
                                       Title:_________________________



Attest:


By:______________________

                                    UNITED STATES OF AMERICA
                                    SECRETARY OF TRANSPORTATION

                                    By:  MARITIME ADMINISTRATION



(Seal)                              By: ______________________________


Attest:


By:      ________________________

                                                                   4.02.01(a)

                               SECOND ENDORSEMENT
                               TO SECRETARY'S NOTE

                              (ITB FRANCES HAMMER)
                      (TO BE RENAMED SMT CHEMICAL EXPLORER)

         The undersigned, Frances Owner Corporation, a Delaware corporation (the "Assuming Shipowner"), hereby assumes the obligations of State Street Bank and Trust Company, a Massachusetts trust company, not in its individual capacity but solely as owner trustee under the Trust Agreement dated as of November 13, 1980, as amended (the "Trust Agreement"), for the benefit of the owner participant named therein, as shipowner, under the promissory note dated September 16, 1981 (the "Secretary's Note"), made by Hartford National Bank and Trust Company, not in its individual capacity but solely as owner trustee under the Trust Agreement to the United States of America represented by the Secretary of Transportation, acting by and through the Maritime Administrator (the "Secretary"), which Secretary's Note was made pursuant to the provisions of the Security Agreement hereinafter referred to, and was previously endorsed in a First Endorsement to Secretary's Note dated October 18, 1991, by The Connecticut National Bank, not in its individual capacity but solely as owner trustee under the Trust Agreement.

         Capitalized terms used herein and not separately defined herein have the respective meanings set forth in Schedule X to the Security Agreement, Contract No. MA-9892, dated as of November 25, 1980, including Amendment No. 1 thereto dated October 18, 1991, and Amendment No. 2 thereto dated the date hereof, between the Shipowner and the Secretary.

         The Assuming Shipowner hereby confirms that as assumed hereby the Secretary's Note remains in full force and effect. As of the date of this Second Endorsement, the Assuming Shipowner and the Secretary agree that the outstanding amount of the Secretary's Note is $10,969,000.

         Dated:   _________________, 1999

                                       FRANCES OWNER CORPORATION,
                                                              Assuming Shipowner

                                       By:_____________________________
                                          Name:________________________
                                          Title:_________________________

Attest:

______________________

                                                                    4.02.01(b)

                               SECOND ENDORSEMENT
                               TO SECRETARY'S NOTE

                               (ITB JULIUS HAMMER)
                       (TO BE RENAMED SMT CHEMICAL TRADER)

         The undersigned, Julius Owner Corporation, a Delaware corporation (the "Assuming Shipowner"), hereby assumes the obligations of State Street Bank and Trust Company, a Massachusetts trust company, not in its individual capacity but solely as owner trustee under the Trust Agreement dated as of November 13, 1980, as amended (the "Trust Agreement"), for the benefit of the owner participant named therein, as shipowner, under the promissory note dated March 18, 1981 (the "Secretary's Note"), made by Hartford National Bank and Trust Company, not in its individual capacity but solely as owner trustee under the Trust Agreement to the United States of America represented by the Secretary of Transportation, acting by and through the Maritime Administrator (the "Secretary"), which Secretary's Note was made pursuant to the provisions of the Security Agreement hereinafter referred to, and was previously endorsed in a First Endorsement to Secretary's Note dated October 18, 1991, by The Connecticut National Bank, not in its individual capacity but solely as owner trustee under the Trust Agreement.

         Capitalized terms used herein and not separately defined herein have the respective meanings set forth in Schedule X to the Security Agreement, Contract No. MA-9880, dated as of November 25, 1980, including Amendment No. 1 thereto dated October 18, 1991, and Amendment No. 2 thereto dated the date hereof, between the Shipowner and the Secretary.

         The Assuming Shipowner hereby confirms that as assumed hereby the Secretary's Note remains in full force and effect. As of the date of this Second Endorsement, the Assuming Shipowner and the Secretary agree that the outstanding amount of the Secretary's Note is $10,401,000.

         Dated:   _________________, 1999

                                       JULIUS OWNER CORPORATION,
                                                              Assuming Shipowner

                                       By:_____________________________
                                          Name:________________________
                                          Title:_________________________

Attest:

______________________

                                                                         4.03(a)



                                BAREBOAT CHARTER


                                     BETWEEN


                           FRANCES OWNER CORPORATION,
                                                      OWNER

                                       AND


                            FRANCES ODS CORPORATION,
                                         BAREBOAT CHARTERER







                               SEPTEMBER 29, 1999







                               ITB FRANCES HAMMER
                      (TO BE RENAMED SMT CHEMICAL EXPLORER)

                               TABLE OF CONTENTS
                               BAREBOAT CHARTER

ARTICLE 1  -- DEFINITIONS...................................................   1

ARTICLE 2  -- DELIVERY AND ACCEPTANCE OF THE VESSEL.........................   2

ARTICLE 3  -- USE AND OPERATION OF THE VESSEL; COMPLIANCE WITH LAWS.........   3

ARTICLE 4  -- MAINTENANCE, CLASSIFICATION AND REPAIRS, INSPECTION...........   6

ARTICLE 5  -- USE OF STORES AND EQUIPMENT...................................   9

ARTICLE 6  -- BAREBOAT CHARTERER'S CHANGES; INSTALLATION OF EQUIPMENT
               AND REMOVAL OF PARTS.........................................  11

ARTICLE 7  -- LIENS AND ATTACHMENTS.........................................  13

ARTICLE 8  -- INSURANCE.....................................................  16

ARTICLE 9  -- TERM OF BAREBOAT CHARTER, OPTION TO RENEW AND BASIC HIRE......  28

ARTICLE 10 -- EVENT OF LOSS AND RIGHT TO TERMINATE..........................  33

ARTICLE 11 -- [RESERVED]....................................................  37

ARTICLE 12 -- REQUISITION OF USE............................................  37

ARTICLE 13 -- REDELIVERY....................................................  42

ARTICLE 14 -- ASSIGNMENTS...................................................  44

ARTICLE 15 -- EVENTS OF BAREBOAT DEFAULT....................................  46

ARTICLE 16 -- REPLACEMENT OF THE BAREBOAT CHARTERER.........................  55

ARTICLE 17 -- MISCELLANEOUS.................................................  55

ARTICLE 18 -- NOTICES.......................................................  58

                                BAREBOAT CHARTER

                               ITB FRANCES HAMMER
                      (TO BE RENAMED SMT CHEMICAL EXPLORER)

        THIS BAREBOAT CHARTER is made on __________, 1999, by and between Frances Owner Corporation, a Delaware corporation (the "Shipowner"), and Frances ODS Corporation, a Delaware corporation (the "Bareboat Charterer").

                                   WITNESSETH
         WHEREAS, the Shipowner desires to demise charter the Vessel to the Bareboat Charterer and the Bareboat Charterer desires to demise charter the Vessel from the Shipowner, in each case on the terms and conditions hereinafter set forth; and

         WHEREAS, the Shipowner, on the date hereof, is changing the name of the Vessel to SMT CHEMICAL EXPLORER (tug) and SMT ONE (barge);

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Shipowner agrees to let and demise charter and the Bareboat Charterer agrees to hire and demise charter the Vessel on the terms and conditions hereinafter set forth.

                                    ARTICLE 1
                                   DEFINITIONS

         The capitalized terms used herein which are defined in, or defined by reference to, Schedule X attached hereto, as said Schedule X may be amended from time to time as herein provided, have the meanings specified in said Schedule X.

                                    ARTICLE 2
                      DELIVERY AND ACCEPTANCE OF THE VESSEL

         (a) Notwithstanding any other provision in this Bareboat Charter, the Shipowner shall be deemed to have tendered, and the Bareboat Charterer shall be deemed to have unconditionally accepted, delivery of the Vessel under this Bareboat Charter "as is, where is" in whatever condition it may be, AND IT IS AGREED THAT SHIPOWNER DOES NOT MAKE NOR SHALL BE DEEMED TO HAVE MADE ANY WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, AS TO THE TITLE, DESIGN, CONDITION, VALUE, MERCHANTABILITY, OPERATION OR SEAWORTHINESS OF THE VESSEL OR, AS TO THE QUALITY OF THE MATERIAL, EQUIPMENT OR WORKMANSHIP IN, OR AS TO THE CONSUMABLE STORES ON BOARD, THE VESSEL, OR AS TO THE FITNESS OF THE VESSEL FOR ANY PARTICULAR USE OR AS TO THE ELIGIBILITY OF THE VESSEL FOR ANY PARTICULAR TRADE, OR ANY OTHER WARRANTY OR REPRESENTATION WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE VESSEL. The Bareboat Charterer's acceptance of the Vessel under this Bareboat Charter, as provided in this Article 2(a), shall confirm and be conclusive evidence, as between the Shipowner and the Bareboat Charterer, that the Vessel is in all respects satisfactory to the Bareboat Charterer and in compliance with all requirements of this Bareboat Charter, and the Bareboat Charterer will not assert any claim of any nature whatsoever against the Shipowner based on any of the foregoing matters in this Article 2(a). Nothing in this Article 2(a) shall be construed as a waiver of any right that either the Bareboat Charterer or the Shipowner may have against any person other than the Shipowner or the Bareboat Charterer.

         (b) The Shipowner hereby agrees to provide to the Bareboat Charterer a full set of general and detailed Plans and Specifications correct to the Vessel as built, which shall be returned to the Shipowner upon termination of this Bareboat Charter or replacement of the Bareboat Charterer as bareboat charterer of the Vessel.

                                    ARTICLE 3
                        USE AND OPERATION OF THE VESSEL;
                              COMPLIANCE WITH LAWS

         (a) Subject to the terms and conditions of this Bareboat Charter, the Bareboat Charterer shall have the full use of the Vessel and may employ the Vessel in any part of the world and in such lawful trades and carrying such lawful cargoes as the Time Charterer may direct and as otherwise required to perform the Time Charter, subject to the limits of the American Institute of Trade Warranties (the "Institute Warranties"). However, upon reasonable advance notice to the Shipowner, the Bareboat Charterer may breach those Institute Warranties, provided that the Bareboat Charterer shall pay any additional premiums assessed by the Vessel's insurers for breach of the Institute's Warranties, provided further that the Vessel shall not be operated in any area in which the insurance required by Article 8 of this Bareboat Charter would not be in full force and effect.

         (b) Subject to the terms and conditions of this Bareboat Charter, the Bareboat Charterer shall have exclusive possession and control of the Vessel, and shall man, victual, equip, supply, furnish, outfit, maintain and repair, navigate and operate the Vessel at its own expense or by its own procurement throughout the Charter Period. The Master, officers and crew of the Vessel shall be engaged and employed as directed by the Bareboat Charterer and shall remain the Bareboat Charterer's servants, navigating and working the Vessel on behalf of and at the risk of the Bareboat Charterer. The Shipowner shall not have any interest in any salvage moneys earned by the Vessel or received by the Bareboat Charterer during the Charter Period. The Bareboat Charterer assumes and shall satisfy all costs and liabilities incurred in connection with all salvage services rendered by the Vessel. The Shipowner shall not be required to pay any port charges, pilotages, or any other costs, charges and expenses whatsoever incident to the use, operation and maintenance of the Vessel during the Charter Period.

         (c) The Bareboat Charterer shall, at the Bareboat Charterer's expense, throughout the Charter Period maintain, or cause to be maintained, the documentation of the Vessel under the laws and flag of the United States in the name of the Shipowner, and the Shipowner shall upon the request of the Bareboat Charterer execute such documents and furnish such information, or cause to be executed or furnished by the Shipowner or the Secretary, as the Bareboat Charterer may reasonably require to enable the -Bareboat Charterer to maintain, or cause to be maintained, such documentation.

         (d) The Vessel shall, and the Bareboat Charterer covenants that it will, at the Bareboat Charterer's cost and expense, at all times comply with the requirements of all applicable laws, treaties and conventions, and all applicable rules, regulations and orders issued thereunder, including particularly, but without limitation by this enumeration, the International Convention for Safety of Life at Sea, 1960, as amended, and all applicable laws, rules, regulations and orders administered by the United States Maritime Administration, Coast Guard, Federal Maritime Commission, Customs Service, Environmental Protection Agency,

ABS and any other United States agency, or their respective successors, having jurisdiction in connection with the use, operation and maintenance of the Vessel and the Bareboat Charterer covenants that it will have on board, when required thereby, valid certificates showing compliance therewith. The Bareboat Charterer will not suffer or permit anything to be done which might injuriously affect the documentation of the Vessel under the laws and regulations of the United States or the validity or the preferred status of the Mortgage or the Second Mortgage on the Vessel under the Ship Mortgage Act, and the Bareboat Charterer will not abandon the Vessel in a foreign port (unless advisable in connection with an Event of Loss), engage in any unlawful trade under, or violate, any applicable law, treaty, convention, rule, regulation or order or carry any cargo that may expose the Vessel to penalty, forfeiture or seizure or expose the Shipowner to penalty.

         (e) The cargo principally to be carried shall be superphosphoric acid. However, the Bareboat Charterer shall have the option of shipping petroleum products or any other lawful cargo in bulk for which the Vessel and its tanks are suitable, as well as any lawful merchandise in containers in the Vessel's forehold, between decks or other suitable space available, subject to the Master's approval as to kind, character, amount and stowage.


         (f) The Shipowner and the Bareboat Charterer, each respectively, hereby represents that it is, and covenants that it shall remain during the Charter Period, a Citizen of the United States. In the event that the Shipowner or the Bareboat Charterer shall fail to remain, or an event shall occur which will cause either to no longer remain, a Citizen of the United States, then it shall notify the other party hereto as soon as it obtains knowledge of such fact.

         (g) The Bareboat Charterer agrees that it shall, to the extent the Shipowner reasonably requests, assist the Shipowner in enforcing and asserting all rights of warranty, guarantee, indemnity, royalty, liability, patent liability and claims of patent infringement and any other rights which it may have with respect to the Vessel or its equipment. The Bareboat Charterer further agrees that it shall, to the extent it has knowledge, notify the Shipowner of any information in connection with such rights or claims.

                                    ARTICLE 4
                           MAINTENANCE; CLASSIFICATION
                             AND REPAIRS; INSPECTION

      (a) The Bareboat Charterer shall be charged with full responsibility for and repair of the Vessel throughout the Charter Period and shall at all times, at its own risk, expense and procurement, without expense to the Shipowner, maintain and preserve, or cause to be maintained and preserved, the Vessel in good condition, working order and repair, ordinary wear and tear excepted, so that the Vessel shall be, insofar as due diligence can make it so, tight, staunch, strong and well and sufficiently tackled, appareled, furnished, equipped and supplied and in every respect seaworthy and in a good operating condition. Furthermore, the Bareboat Charterer shall maintain, or cause to be maintained, the Vessel so as to entitle it to the highest classification and rating of ABS for vessels of the same age and type, submitting the Vessel to all required surveys of ABS (giving the Shipowner prior written notice thereof, 45 days in advance if practicable, but otherwise as long in advance as may be practicable under the circumstances), and annually, during the Charter Period, shall furnish to the Shipowner copies of all certificates issued by ABS, within 20 days from receipt, evidencing the maintenance of such classification and rating. The Bareboat Charterer shall also furnish to the Shipowner copies of all other survey and inspection reports within 20 days of the Bareboat Charterer's receipt thereof. The cost of all repairs or changes necessary to cause the Vessel to comply with the requirements of ABS, including changes or additions to such requirements, shall be for the Bareboat Charterer's account.

         (b) The Vessel shall be repaired and overhauled, or caused to be repaired and overhauled, by the Bareboat Charterer, and for the Bareboat Charterer's account, whenever reasonably necessary, but at least as often as may be required by applicable regulations of both the United States Coast Guard and by ABS. The Bareboat Charterer shall, at its expense, promptly and duly comply with all requirements of ABS in order to maintain class as provided in this Article, including those resulting from each special survey of the Vessel. The Vessel shall be drydocked, cleaned and the bottom painted, whenever necessary to keep the Vessel in the condition required by the first sentence of Article 4(a) hereof by the Bareboat Charterer, but at least as often as may be required by applicable regulations of both the United States Coast Guard and by ABS and at such intervals thereafter as the Shipowner shall from time to time determine. The Bareboat Charterer shall give the Shipowner written notice of the time and place of each such proposed drydocking 45 days in advance if practicable, but otherwise as long in advance as may be practicable under the circumstances, in order that the Shipowner may, if it so desires, have authorized representatives present at such drydocking and otherwise inspect the Vessel at its own expense.

         (c) Subject to any applicable laws and regulations, the Shipowner, the Time Charterer, the Secretary, Occidental, or their authorized representatives, shall have the right at reasonable times, on reasonable notice and at their own expense, without causing undue delay to the Vessel's operation, to inspect the Vessel in order to ascertain its condition and to ascertain that the Vessel is being properly repaired and maintained in accordance with this Article 4, but inspection in drydock shall be made only when the Vessel shall be in drydock under the provisions of Article 4(b) hereof. The Bareboat Charterer shall make, or cause to be made, all repairs, without expense to the Shipowner, as such inspection may show to be required in order to meet the requirements of this Article 4. The Bareboat Charterer shall (i) permit the Shipowner, the Secretary, Occidental, or the Time Charterer, or their authorized representatives, to inspect the Vessel's logs and papers whenever requested, on reasonable notice, and to a reasonable extent, without causing undue delay to the Vessel's operation, and (ii) furnish the Shipowner, the Secretary, Occidental, and the Time Charterer with full information regarding any casualties or other accidents or damage to the Vessel.

         (d) Within 45 days after the end of each calendar year, the Bareboat Charterer shall deliver an Officer's Certificate to the Shipowner stating for the portion of the Calendar Year ended during which Bareboat Charterer had possession of the Vessel pursuant to the provisions of this Bareboat Charter:

             (i) whether the Vessel has been maintained and repaired in accordance with this Bareboat Charter;

             (ii) the specifics of any material changes and any repairs involving an amount in excess of $250,000 which have been made to the Vessel; and
             (iii) whether any drydocking occurred and the actions taken during such drydocking.

             (e) Neither the Shipowner nor the Time Charterer shall have any obligation hereunder to make any inspection or examination or shall incur any liability or obligation by reason of not making any inspection or examination under this Article 4.

                                    ARTICLE 5
                           USE OF STORES AND EQUIPMENT

         (a) A complete inventory of the Vessel's entire equipment, outfit, appliances and of all consumable stores on board the Vessel shall be made by the Bareboat Charterer in conjunction with the Shipowner or its designee on or before the commencement of this Bareboat Charter and again upon termination of this Bareboat Charter or replacement of the Bareboat Charterer as bareboat charterer of the Vessel. The Shipowner and the Bareboat Charterer acknowledge that such fuel, diesel oil, fresh water, lubricating oil, greases and consumable stores as may be on board the Vessel at the time of delivery thereof to the Bareboat Charterer will be the property of the Time Charterer, but may be utilized by the Bareboat Charterer in performing its obligations under the provisions of this Bareboat Charter. On redelivery or retaking of the Vessel any such fuel, diesel oil, fresh water, lubricating oil, greases and consumable stores that may be on board the Vessel shall become the property of the Shipowner.


         (b) The Bareboat Charterer shall have the use, without additional payment to the Shipowner, of all outfit, equipment (including cabin, crew and galley equipment), furniture, furnishings, appliances, spare and replacement parts and non-consumable stores as shall have been on board the Vessel at the time of delivery thereof to the Bareboat Charterer, as evidenced by the inventory of such items supplied by the Shipowner on the Delivery Date. The same or their substantial equivalent shall be returned to the Shipowner upon redelivery of the Vessel pursuant to Article 13 hereof in the same good order and condition as received, ordinary wear and tear excepted. Any such items damaged or so worn in service as to be unfit for use or for use as a spare part for replacement purposes, or lost or destroyed, shall be replaced or made good by the Bareboat Charterer in kind at or before redelivery or, at the Shipowner's option, the Bareboat Charterer may pay the Shipowner for such items which are not required for the operation of the Vessel at the current market prices therefor (including transportation and installation costs) at the port and time of redelivery.

         (c) The Bareboat Charterer shall provide, or cause to be provided, at its own expense, such additional outfit, furniture, furnishings, appliances, spare and replacement parts, tools and stores, not required by Articles 3(d) or 4(a) hereof, as may be required for the operation of the Vessel under the Time Charter. Such additional property so provided shall not become part of the Vessel but shall remain the property of the Bareboat Charterer, and the Bareboat Charterer may, but need not, remove the same, without expense to the Shipowner, at or before such redelivery, provided that if such property is removed the Vessel shall be restored prior to redelivery to the condition it would have been in if such property had never been installed, ordinary wear and tear excepted. Any item of such property which is on board the Vessel and not so removed at the time of such redelivery shall become the property of the Shipowner.

         (d) All outfit, equipment, furniture, furnishings, appliances, spare and replacement parts, tools and stores as shall be installed or placed on board the Vessel in order to comply with Articles 3(d) or 4(a) hereof shall, immediately upon such installation or replacement on board and without necessity of further act, become part of the Vessel and the property of the Shipowner.

                                    ARTICLE 6
                   BAREBOAT CHARTERER'S CHANGES; INSTALLATION
                        OF EQUIPMENT AND REMOVAL OF PARTS

     (a) The Bareboat Charterer shall make, or cause to be made, at its sole cost and expense, any structural change or alteration in the Vessel and install any additional equipment on the Vessel, which is required by Articles 3(d) or 4(a) hereof. In addition to any changes in the Vessel required to comply with the provisions of Articles 3(d) or 4(a) hereof, the Bareboat Charterer may, subject to the approval of the Secretary to the extent required by the Security Agreement or of Occidental to the extent required by the Second Mortgage, at its sole cost and expense, make any additional structural changes and alterations in the Vessel, but with the prior written consent of the Shipowner; provided, however, that such changes and alterations do not (i) diminish the seaworthiness, utility or market value of the Vessel, (ii) adversely affect the ABS classification and rating required to be maintained hereunder, (iii) conflict with or result in a violation of any other provisions of this Bareboat Charter or (iv) require the Vessel to be re-documented. All such changes and alterations shall be expeditiously completed in good and workmanlike manner, and all equipment and material installed in connection therewith shall, without necessity of further act, become part of the Vessel and the property of the Shipowner.

         (b) Subject to the provisions of Articles 3(d) and 4(a) hereof and with the written permission of the Time Charterer, the Bareboat Charterer may install or cause to be installed any pumps, gear or equipment it may require in addition to that on board the Vessel at the time of delivery thereof, provided that such installations are accomplished without expense to the Shipowner. Pumps, gear and equipment so installed shall without necessity of further act, become part of the Vessel and the property of the Shipowner; provided, however, that any time prior to redelivery of the Vessel pursuant to Article 13 hereof, and so long as no event of Bareboat Default shall have occurred and be continuing, any such pumps, gear or equipment not required to be installed in order to meet the requirements of Article 3(d) or of Article 4(a) hereof and not installed as replacement for property on board the Vessel at the time of delivery thereof, may be removed by the Bareboat Charterer, at its own expense, provided that the Vessel is restored prior to such redelivery to the condition it would have been in if such pumps, gear or other equipment had never been installed, ordinary wear and tear excepted; otherwise such pumps, gear and equipment remaining on board at such redelivery shall, without necessity of further act, remain the property of the Shipowner.


         (c) Subject to provisions of Articles 3(d) and 4(a) hereof, the Bareboat Charterer may, in the ordinary course of maintenance, repair or overhaul of the Vessel, remove or cause to be removed any item of property constituting a part of the Vessel, provided such item of property, other than pumps, gear or equipment installed pursuant to Article 6(b) hereof, is replaced as promptly as possible by an item of property which is free and clear of all security interests, liens, encumbrances and rights of others, is in a good operating condition, renders the Vessel as seaworthy and has a value and utility at least equal to the item of property being replaced. Any item of property removed from the Vessel as provided in the preceding sentence shall be disposed of in a good faith manner with any proceeds resulting therefrom being credited against Operating Costs. Any such replacement item of property shall, without necessity of further act, become part of the Vessel and the property of the Shipowner.

         (d) The Bareboat Charterer shall have the right to paint the Vessel in its own colors or those of any subcharterer or other user of the Vessel, to name or re-name the Vessel or permit any such subcharterer or user to name or re-name the Vessel, to install and display its or such subcharterer's or user's stack insignia and to fly its or such subcharterer's or user's house flag, all without expense to the Shipowner, and the Bareboat Charterer shall remove, or cause to be removed, such flag and insignia, and, at its own expense, if requested by the Shipowner, shall remove, or cause to be removed, any distinctive colors, prior to redelivery.

         (e) Basic Hire shall continue unabated during any construction undertaken to change the Vessel. The Shipowner, the United States, and Occidental shall be named as additional assureds on any builder's risks or other insurance policy entered into by or for the benefit of the Bareboat Charterer incident to construction undertaken to change the Vessel.

                                    ARTICLE 7
                              LIENS AND ATTACHMENTS

     (a) If the Vessel is ever libeled or otherwise attached, levied upon or taken into custody, or detained or sequestered, by virtue of any proceeding in any court or tribunal, or by any governmental or other authority, in any country or nation of the world, on account of any mortgage, pledge, lien, encumbrance or claim on or with respect to the Vessel or its profits, the Bareboat Charterer shall immediately give notice thereof to the Shipowner, the Secretary and Occidental by electronic means, confirmed by letter, and, subject to the obligations of the Bareboat Charterer under the next sentence of this Article 7(a), the Time Charterer in the Time

Charter has agreed, at its sole cost and expense promptly to take or cause to be taken such action as may be necessary to cause the Vessel to be released, and such liens or claims to be discharged, within a reasonable time not exceeding 30 days. If any such mortgage, pledge, lien, encumbrance or claim arises, or in the event that the Vessel shall be libeled or otherwise attached, levied upon or taken into custody, or detained or sequestered, by virtue of any proceeding in any court or tribunal, or by any governmental or other authority, on account of any liens or claims against the Bareboat Charterer, any person or entity related to the Bareboat Charterer or any other Person operating the Vessel on behalf of the Bareboat Charterer, which such liens or claims are unrelated to the Bareboat Charterer's chartering of the Vessel or, if related, result from the Bareboat Charterer's failure properly to apply funds paid by the Time Charterer as Operating Costs, the Bareboat Charterer agrees that it shall promptly, at its own cost and expense, remove or cause to be removed such mortgage, pledge, lien, encumbrance or claim, and cause the Vessel to be released, and cause all liens and claims on the Vessel in connection with such libel or other action to be discharged (whether by furnishing a surety bond or otherwise), within a reasonable time not exceeding 30 days.

         (b) After the execution of this Bareboat Charter, no additional mortgage, lien, charge or other encumbrance shall be placed on the Vessel or its profits by the Bareboat Charterer without the prior written consent of the Shipowner, the Secretary and Occidental.

         (c) Neither the Shipowner, the Bareboat Charterer, any sub-bareboat charterer, time charterer, the Master of the Vessel, nor any other person has or shall have any right, power or authority, to create, incur or permit to be placed or imposed upon the Vessel any mortgage, lien, charge or other encumbrance whatsoever except:

         (1) the liens of the Mortgage and the Second Mortgage; and

         (2) this Bareboat Charter and any assignments and subcharters permitted under this Bareboat Charter; and

         (3) liens for Crew's Wages, for salvage (including contract salvage) and general average which are:

                  (i) not yet due and payable, or

                  (ii) either unclaimed or covered by insurance, or

                 (iii) being contested by appropriate proceedings diligently conducted so long as such proceedings do not involve a significant risk of a sale, forfeiture or loss of the Vessel; and

         (4) contract and tort liens arising out of or incident to current operations of, or repairs to, the Vessel (except for liens for Crew's Wages, salvage and general average) which are subordinate to the liens of the Mortgage and the Second Mortgage or liens covered by insurance or includable in any deductible applicable thereto and which are:

                  (i)  based on claims not yet due and payable, or

                  (ii) being contested by appropriate proceedings diligently conducted so long as such proceedings do not involve a significant risk of a sale, forfeiture or loss of the Vessel.

         (d) The Bareboat Charterer agrees to warrant and defend the title to, and the possession of, the Vessel against the claims of all persons arising during the Charter Period. The Bareboat Charterer agrees to cause a true copy of this Bareboat Charter, and a certified copy of the Mortgage and the Second Mortgage, as furnished by the Shipowner, to be placed with the Vessel's papers on board the Vessel and to exhibit, or cause to be exhibited, the same, on demand, to any person having business with the Vessel which may give rise to a maritime lien upon the Vessel or to the sale, conveyance, mortgage or charter thereof, and, on demand, to any representative of the Shipowner.

      (e) The Bareboat Charterer shall cause to be placed and prominently displayed in the Master's cabin or office and the chart room of the tug a framed printed notice, of such size that the printed matter covers a space not less than six inches in width and nine inches in length, and on the barge, a notice not less than six inches in width and nine inches in length, affixed by means of a durable plate, in both cases reading as follows:

                  "NOTICE OF PREFERRED MORTGAGES AND CHARTER

                  This Vessel is owned by Frances Owner Corporation, a Delaware corporation and (i) is covered by a First Preferred Fleet Mortgage dated as of Sept. 16, 1981, in favor of the United States of America, under authority of Chapter 313, Title 46 of the United States Code, as amended and supplemented, (ii) is covered by a Second Preferred Fleet Mortgage dated ____, 1999, in favor of Occidental Petroleum Corporation, under authority of Chapter 313, Title 46 of the United States Code, and (iii) is under bareboat charter (the "Bareboat Charter") dated ____, 1999, to Frances ODS Corporation (the "Bareboat Charterer"). Under the terms of said Mortgages and said Bareboat Charter, neither the Shipowner, Bareboat Charterer, the Master of this Vessel, nor any other person has any right, power or authority to create, incur or impose, or permit to be placed, or imposed, upon this Vessel any lien other than statutory liens of the Mortgages or incident to current operations of this Vessel and certain liens in favor of the United States of America."

                                    ARTICLE 8
                                    INSURANCE

      (a) The Bareboat Charterer shall provide and maintain, or cause to be provided and maintained, at its own expense, insurance on or with respect to the Vessel and the operation thereof during the Charter Period as follows:

         (1) Marine navigating risk hull and machinery insurance or port risk hull and machinery insurance (when permitted under this Article 8 (a)) and marine war navigating risk hull and machinery insurance, together with increased value and total loss only insurance, in each case to the extent permitted by such policies. During the Original Term, such insurance (including such increased value and total loss only insurance) shall be in amounts aggregating at all times not less than the greater of 105 percent of the then Stipulated Loss Value or the full commercial value (as determined by the Secretary pursuant to the Security Agreement, until the Security Agreement shall have been discharged) of the Vessel, but in no event less than 110 percent of the aggregate unpaid principal amount of Obligations then Outstanding, including obligations under the Second Mortgage. During any Renewal Term, such insurance shall be in amounts aggregating at all times not less than the full commercial value of the Vessel. While being operated, the Vessel shall always be covered by marine navigating risk hull and machinery insurance and marine war navigating risk hull and machinery insurance. When and while the Vessel is idle or laid up, in lieu of the aforesaid marine navigating risk hull and machinery insurance and increased value and other forms of total loss insurance, the Bareboat Charterer may take out port risk hull and machinery insurance; provided, however, that at all times the Vessel shall be covered by marine war navigating risk hull and machinery insurance. Any of the foregoing insurance may provide for a deductible amount approved by the Secretary, Occidental, and the Shipowner, but no consent or approval shall be required for a deductible amount of up to an aggregate of $500,000 with respect to any accident, occurrence or event other than an actual or constructive total loss of the Vessel in any one year. Any such deductible amount provided for in insurance required to be provided and maintained during the

Renewal Term shall be agreed in advance of such Renewal Term by the Bareboat Charterer and the Shipowner.


         All policies of insurance required under this Article 8(a)(1) shall, unless the Secretary, Occidental, and the Shipowner shall otherwise consent in writing, provide that in the event of an actual or constructive total loss of either of the hulls of the Vessel, the full aggregate amount for which both hulls are insured under any such policies shall be payable (i) until the Security Agreement shall have been discharged, to the Secretary, except as provided in Article 8(c)(2) hereof, and (ii) thereafter, to the Shipowner.

         (2) Marine and war risk protection and indemnity insurance and, at the Bareboat Charterer's option, excess protection and indemnity insurance and marine multi-liability insurance. During the Charter Period, the foregoing insurance shall be against such risks and in such form as are, and the amount of such insurance shall be not less than such amounts as are, in the opinion of the insurance broker expressed in its most recent report delivered in accordance with, but subject to, the provisions of Article 8(g) hereof, necessary or advisable for the protection of the interests of the Shipowner; provided, however, that during the Original Term such insurance to the extent obtainable shall be in amounts aggregating not less than the greater of (i) 105 percent of the then Stipulated Loss Value of the Vessel, (ii) the full commercial value
(as determined by the Secretary) of the Vessel, (iii) 110 percent of the aggregate principal amount of the obligations then Outstanding, including the obligations under the Second Mortgage, or (iv) such amount, which is then reasonably obtainable by prudent shipowners and managing agents, as may be approved from time to time by the Secretary, and provided further, that during any Renewal Term such insurance to the extent obtainable shall be in amounts aggregating not less than the full commercial value of the Vessel (as determined by the Bareboat Charterer and not disapproved by the Shipowner in the reasonable exercise of its discretion within 30 days after its receipt of a notice of such determination, or in the absence of agreement, as determined by the Appraisal Procedure). The Shipowner shall have the right to require that such insurance provide for deductibles in amounts approved by the Secretary, but that no consent or approval shall be required if such deductibles aggregate not more than $250,000 with respect to any accident, occurrence or event and $250,000 with respect to each cargo or property carried. (3) Insurance against liability under law or international convention arising out of pollution, spillage or leakage. Subject to the provisions of the next sentence, during the Charter Period, the foregoing insurance shall be against such risks and in such forms as are, and the amount of such insurance shall be not less than such amounts as are, in the opinion of the insurance broker expressed in its most recent report delivered in accordance with, but subject to, the provisions of
Article 8(g) hereof, necessary or advisable for the protection of the interests of the Shipowner. During the Charter Period, such insurance to the extent obtainable shall be in an amount equaling at all times not less than $700,000,000 with respect to any occurrence.


         (4) Such insurance to the extent obtainable on or with respect to the Vessel and the operation thereof as the Shipowner is required to provide and maintain pursuant to the terms of the Security Agreement and the Second Mortgage.

         (b) (1) All insurance required to be taken out and maintained pursuant to the terms of this Bareboat Charter shall include the United States (as Mortgagee under the Mortgage), Occidental (as Mortgagee under the Second Mortgage), the Shipowner, the

Bareboat Charterer, the Time Charterer, and any sub-charterer and operator of the Vessel which is an Affiliate of the Bareboat Charterer as additional assureds as their interests may appear, and the policies or certificates of insurance shall provide that there shall be no recourse against the Shipowner, the Bareboat Charterer, the United States or Occidental for the payment of premiums, commissions, club calls, assessments or advances.

         (2) All insurance carried pursuant to Article 8(a) hereof shall contain provisions or endorsements (A) waiving the insurer's right to subrogation against the United States (as Mortgagee under the Mortgage), Occidental (as Mortgagee under the Second Mortgage), the Shipowner, the Bareboat Charterer, the Time Charterer, and any sub-charterer and operator of the Vessel which is an Affiliate of the Bareboat Charterer and, to the extent obtainable, such of its corporate Affiliates as the Bareboat Charterer shall designate, unless any such Person shall request that a waiver of subrogation in favor of it not be obtained, in which event it need not be, (B) stating that such insurance is primary insurance without any right of contribution with respect to any insurance carried by or on behalf of the Shipowner , other than as provided pursuant to this Bareboat Charter, on the same interest insured and (C) stating that inasmuch as such insurance covers more than one insured person, all terms, conditions and exclusions shall be treated as if a separate policy of insurance were issued to each insured, and the inclusion in the policies of more than one assured shall not operate to increase the liability of the insurers.

         (3) Except with respect to the Hull War Risks and Strikes Clauses to which 14 days' notice or Automatic Termination provisions apply and except with respect to the Protection and Indemnity insurance to which a 14 day notice provision applies, the policies in respect of insurance carried pursuant to Article 8(a) hereof shall provide that at least 10 days (and to the extent reasonably available, 30 days') prior notice by United States certified mail, return receipt requested, shall be given to the Shipowner, the Bareboat Charterer, the Secretary and Occidental by the underwriters of any cancellation for the nonpayment of premiums, commissions, club calls, assessments or advances. Each policy in respect of such insurance shall further provide, to the extent reasonably available from the underwriter of such policy, that at least 30 days' prior notice by United States certified mail, return receipt requested, shall be given to the Shipowner, the Bareboat Charterer, the Secretary and Occidental by the underwriter of any termination, cancellation, lapse or material modification of the terms of such policy. If the Bareboat Charterer receives, but the Shipowner does not receive, any notice referred to in the preceding sentence, the Bareboat Charterer shall promptly deliver a copy of such notice to the Shipowner, the Secretary and Occidental.


         (c) All policies of insurance required to be taken out and maintained pursuant to the terms of this Bareboat Charter or other evidence thereof shall provide that losses thereunder shall be payable (i) until the Security Agreement shall have been discharged, to the Secretary for application pursuant to the Security Agreement and thereafter to Occidental pursuant to the Second Mortgage, and (ii) thereafter, to the Shipowner; provided, however, that such policies of insurance or other evidence thereof shall provide that:

         (1) in the case of insurance carried pursuant to Article 8(a)(2) hereof or Section 2.07(e) of Exhibit 1 to the Security Agreement or the provisions of the Second Mortgage:

         (i) if neither the Shipowner nor the Bareboat Charterer has incurred the loss, damage or expense in question, any loss under such insurance may be paid directly to the Person by whom any liability covered by such policies or certificates has been incurred (whether or not a Default under the security Agreement then exists), and

         (ii) if the Shipowner or the Bareboat Charterer shall have incurred the loss, damage or expense in, question, and shall have presented to the underwriters satisfactory evidence that the liability insured against has been discharged or is being discharged simultaneously with such payment, any such loss under such insurance shall be paid to the Shipowner or the Bareboat Charterer, as the case may be, in reimbursement, if there is no existing Default under the Security Agreement or the Second Mortgage of which the underwriter has written notice from the Shipowner, the Bareboat Charterer or the Secretary, or, if there is such an existing Default, to the Secretary to be held and applied pursuant to the Security Agreement; and thereafter to Occidental pursuant to the Second Mortgage; and

         (2) in the case of insurance carried pursuant to Article 8(a)(1) hereof or Section 2.07(b) of Exhibit 1 to the Security Agreement or the Second Mortgage, so long as the accident, occurrence or event does not result in an Event of Loss, payment of all losses up to $250,000 (or such higher figure as the Secretary may from time to time approve) by all insurance underwriters with respect to any one accident, occurrence or event may be made (i) directly for the repair or other charges involved, or (ii) directly to the Bareboat Charterer as reimbursement if the Bareboat Charterer shall have first fully repaired the damage and paid the cost thereof and the other charges involved, and the underwriters shall have received evidence of such repair and payment or that such payment will be made simultaneously with the payment by the underwriters; provided, however, that the underwriters shall not have received written notice from the Secretary, Occidental, the Bareboat Charterer or the Shipowner as to the occurrence of a Default under the Security Agreement or the Second Mortgage or, if so, have been notified by the Secretary in writing that such Default under the Security Agreement or by Occidental in writing that such Default under the Second Mortgage has been cured or waived.

         (d) In the event that a claim is made against the Vessel for loss, damage or expense which is covered by insurance, and it is necessary for the Bareboat Charterer to obtain a bond or to supply other security to prevent arrest of the Vessel or to release the Vessel from arrest on account of said claim, the Shipowner shall on request of the Bareboat Charterer, assign to any person executing a surety or guarantee bond or other agreement to save or release the Vessel from such arrest, all right, title and interest of the Shipowner in and to said insurance covering said loss, damage or expense as collateral security to indemnify against liability under said bond or other agreement; provided, however, that (i) the Secretary shall have advised the Shipowner that the United States has so assigned its right, title and interest in and to such insurance proceeds and (ii) no Event of Bareboat Default shall have occurred and be continuing.

         (e) The Bareboat Charterer shall have the duty and responsibility to make, or cause to be made, at its own expense, all proofs of loss and take or cause to be taken any and all other steps necessary to effect prompt collections from underwriters for any loss under any insurance on or with respect to the Vessel or the operation thereof pursuant to Article 8(a) hereof. The Shipowner shall cooperate in making all proofs of loss and take all other reasonable steps necessary to effect collection from underwriters.

         (f) The insurance provided and maintained on or with respect to the Vessel or the operation thereof in accordance with this Bareboat Charter shall be on such forms of policies or other evidence thereof as are required by
Section 2.07 of Exhibit 1 to the Security Agreement until the Security Agreement shall have been satisfied and discharged and thereafter as required by the Second Mortgage, and thereafter as are recommended by the insurance brokers referred to in Article 8(g) hereof as being customary at the time for vessels of similar size, type, trade and cargo.


         (g) (1) The Bareboat Charterer shall furnish, or cause to be furnished, to the Shipowner, the Secretary (so long as the Security Agreement shall not have been satisfied and discharged), and Occidental (so long as the Second Mortgage shall not have been satisfied and discharged) on the Delivery Date and on each annual anniversary thereafter, a detailed report, signed by marine insurance brokers designated by the Bareboat Charterer satisfactory to the Shipowner and the Secretary (so long as the Security Agreement shall not have been satisfied and discharged) and Occidental (so long as the Second Mortgage shall not have been satisfied and discharged), describing the insurance carried and maintained on or with respect to the Vessel and the operation thereof and stating, in effect, that such insurance complies in all respects with the applicable requirements of this Bareboat Charter, the Security Agreement and the Second Mortgage.

         (2) Such report shall state that in the opinion of such insurance broker, the liability insurance referred to in Articles 8(a)(2) and 8(a)(3) hereof then carried on the Vessel is against such respective risks and in such respective forms as are, and the respective amounts of such insurance are not less than such amounts as are, necessary or advisable for the protection of the interest of the Shipowner. Such report shall further state that, in the opinion of such insurance broker, all insurance carried pursuant to Article 8(a) hereof is underwritten by satisfactory insurance companies, underwriters associations or underwriting funds.

         (3) In connection with any insurance obtained by the Bareboat Charterer under this Article 8, the Bareboat Charterer will cause such insurance broker to agree (i) to advise the Shipowner, the Secretary and Occidental promptly of any default in the payment of any premium, commission, club call, assessment or advance required (whether for new insurance or for insurance replacing, renewing or extending existing insurance) and of any other act, omission or event of which such insurance broker has knowledge and which in its sole judgement (A) might invalidate or render unenforceable, or cause the cancellation or lapse or prevent the renewal or extension of, in whole or in part, any insurance carried pursuant to Article 8(a) hereof, (B) or might result in any material modification of the terms of any such insurance or (C) has or might result in any such insurance not being in compliance with the applicable requirements of this Bareboat Charter, the Security Agreement and the Second Mortgage, and (ii) to furnish the Shipowner, the Secretary and Occidental from time to time, upon request, detailed information with respect to any of the insurance carried on or with respect to the Vessel or the operation thereof.

         (4) At any time during the Charter Period, the Bareboat Charterer's insurance broker which is then acting pursuant to Article 8(g)(1) hereof may (but shall not be obligated hereto to do so) furnish to the Secretary, Occidental, and the Shipowner a report, in addition to the report required pursuant to Article 8(g)(1) hereof, to the effect that, in the opinion of such insurance broker, the amount of any liability insurance referred to in Articles

8(a)(2) or 8(a)(3) hereof then carried on the Vessel is either higher or lower than an amount (the "New Amount"), specified in such additional report, which is necessary or advisable for the protection of the interests of the Shipowner. If any such additional report is received and the New Amount specified therein for any such liability insurance is higher than that then carried on the Vessel, the Bareboat Charterer shall obtain, as promptly as practicable, an additional amount of such liability insurance so that the amount thereof is at least equal to such New Amount. If any such additional report is received and the New Amount specified therein for any such liability insurance is lower than that then carried on the Vessel, the Bareboat Charterer may reduce the amount of such liability insurance, so long as the reduced amount thereof is at least equal to such New Amount and, if such additional report relates to any liability insurance referred to in Articles 8(a)(2) or 8(a)(3) hereof, such reduced amount thereof is not less than the minimum amount of such insurance required to be carried by such Articles 8(a)(2) or 8(a)(3) hereof.

         (h) The Bareboat Charterer shall deliver, or cause to be delivered, to the Secretary (so long as the Security Agreement shall not have been satisfied and discharged) and to Occidental (so long as the Second Mortgage shall not have been satisfied and discharged) and to the Shipowner, evidence satisfactory to each of them that the insurance required to be provided and maintained pursuant to this Bareboat Charter has been issued and in full force and effect.

         (i) Nothing in this Article 8 shall prohibit the Bareboat Charterer, or if the Bareboat Charterer does not in the first instance, the Shipowner, from placing, at the expense of the Bareboat Charterer, insurance on or with respect to the Vessel or the operation thereof in an amount exceeding the full commercial value of the Vessel, or 110 percent of the aggregate principal amount of the Obligations then Outstanding or 105 percent of the then Stipulated Loss Value, as provided in Article 8(a)(1) hereof, unless such insurance would conflict with or otherwise limit the insurance to be provided or maintained in accordance with Article 8(a) hereof. The Bareboat Charterer agrees, upon receipt of a Request of, and payment of the premium therefor by the Shipowner, to apply for and carry, or cause to be applied for and carried, any insurance permitted to be carried by the Shipowner pursuant to the preceding sentence, to the extent such insurance is available, with the Shipowner named as the sole loss payee. The Bareboat Charterer agrees to furnish the Shipowner and the Secretary, as the case may be, until the Security Agreement shall have been discharged, promptly with copies of all policies relating to such insurance.

         (j) The Bareboat Charterer will cause all insurance required to be provided and maintained by this Bareboat Charter with marine insurance companies, underwriters associations or underwriting funds approved by the Shipowner and, until the Security Agreement shall have been discharged, the Secretary, which approval of the Shipowner shall not be unreasonably withheld or delayed.

         (k) The Bareboat Charterer shall not declare or agree upon a compromised, constructive or agreed total loss of the Vessel without the prior written consent of the Shipowner, and, until the Security Agreement shall have been discharged, the Secretary and thereafter Occidental while the Second Mortgage is in effect.

                                    ARTICLE 9
                        TERM OF BAREBOAT CHARTER, OPTION
                             TO RENEW AND BASIC HIRE

         (a) Unless sooner terminated in accordance with its terms, this Bareboat Charter shall be in effect from the Effective Date for the balance of the Original Term then remaining and shall be extended for the same period as the Time Charter is extended pursuant to the provisions of Section 3.2 of the Time Charter.

         (b) The Bareboat Charterer shall, on each Charter Hire Payment Date, pay in immediately available funds to the Shipowner as hire for the use and services of the Vessel during the continuance of this Bareboat Charter Basic Hire an amount equal to the amount of principal and interest then due on the Obligations. The Bareboat Charterer shall also pay as Supplemental Hire when the same shall become due: directly to the Indenture Trustee during the period any Obligations are outstanding, the Indenture Trustee Fees; directly to the Secretary during the period any Obligations are outstanding, the Guarantee Fees and directly to the Depository during the period any Obligations are outstanding, the Depository Fees. Payments made by a Guarantor pursuant to its Guarantee shall, to the extent of such payments, be deemed payments made by Bareboat Charterer to the Shipowner pursuant to this Article 9(b). Payment of Indenture Trustee Fees, Guarantee Fees and Depository Fees need not be paid in immediately available funds.

         (c) In the event any amount of Basic Hire payable pursuant to the first sentence of this Article 9 is not paid when due as provided in this Article 9, the Bareboat Charterer promises to pay promptly, upon demand, in addition to such amount of Basic Hire, interest (i) to, or on the order of the Shipowner in an amount equal to the amount of the penalty interest due for the nonpayment of principal of, and interest specified in the Obligations as a result of non-payment when due of such principal of, premium, if any, and interest on such Obligations, and (ii) to the Shipowner at the Interest Rate as applied to the amount of such unpaid Basic Hire (other than any unpaid Basic Hire payable in respect of principal of, premium, if any, and interest on the Obligations), for the period from the due date of such Basic Hire until the date of payment thereof. Payments of such interest made by a Guarantor pursuant to its Guarantee shall, to the extent of such payments, be deemed payments made by Bareboat Charterer pursuant to this Article 9(c).

         (d) In the event any amount of Stipulated Loss Value or Supplemental Hire (including any amount payable under Article 15(c) hereof) is not paid when due pursuant to this Bareboat Charter, the Bareboat Charterer promises to pay, in addition to such amount of Stipulated Loss Value or Supplemental Hire, interest promptly upon demand (i) to, or on the order of, the Shipowner, in an amount equal to the amount of the penalty interest due for the nonpayment of the principal of, premium, if any, and interest specified in the Obligations as a result of non-payment when due of such principal of, premium, if any, and interest on the Obligations, and (ii) to the Shipowner at the Interest Rate as applied to the amount of such unpaid Stipulated Loss Value or Supplemental Hire (other than any unpaid portions of such amounts payable in respect of principal of, premium, if any, and interest on the Obligations) for the period from the due date of such unpaid Stipulated Loss Value or Supplemental Hire until the date of payment thereof.

         (e) It is understood and agreed that all provisions of this Bareboat Charter are under all circumstances to be construed and applied so that the Shipowner will at all times be paid when due, whether or not the Shipowner has performed under this Bareboat Charter, any and all amounts payable to it during the Charter Period pursuant to any of the provisions of this Bareboat Charter and without setoff or adjustment for any claim whatsoever of the Bareboat Charterer. In addition, the Bareboat Charterer hereby agrees that, in the event that the Shipowner fails to perform any covenant or obligation under this Bareboat Charter, the Bareboat Charterer shall nevertheless make all payments required to be made by it hereunder, when due, and otherwise perform all of its obligations hereunder, provided, however, to the extent that a Guarantor, pursuant to its Guarantee makes any payment required to be made by the Bareboat Charterer hereunder, or performs any obligation required to be performed by the Bareboat Charterer hereunder, such payment or performance shall be deemed, solely as between the Shipowner and the Bareboat Charterer, to be performance or payment by the Bareboat Charterer hereunder to the extent of the amounts so paid by such Guarantor or Occidental. Nothing in this Article 9(e) shall be, or shall be deemed to be, a waiver by the Bareboat Charterer of any rights against the Shipowner under any specific indemnity in this Bareboat Charter.

         (f) This Bareboat Charter may not be cancelled or terminated, except in accordance with the express provisions hereof, for any reason whatsoever, and the Bareboat Charterer shall have no right to be relieved or discharged from any obligation or liability under this Bareboat Charter, except as otherwise expressly provided herein, for any reason whatsoever. The Bareboat Charterer hereby waives, to the extent permitted by applicable law, any and all rights which it may now have or which at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Bareboat Charter except as otherwise expressly provided herein. The Bareboat Charterer acknowledges and agrees that its obligation to pay Basic Hire, Stipulated Loss Value, Supplemental Hire, any amounts otherwise payable under this Article 9 and any other amount to be paid by the Bareboat Charterer hereunder shall be absolute and unconditional, under any and all circumstances, shall not be subject to any counterclaim, setoff, deduction, abatement or defense based upon any claim the Bareboat Charterer may have against the Shipowner, the Shipbuilder, the Indenture Trustee or any other person whatsoever, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by any circumstance or condition (whether or not the Bareboat Charterer shall have any knowledge or notice thereof), including, but not limited to: (a) any amendment or modification of or supplement to this Bareboat Charter, any agreements relating to any part thereof or any other instrument or agreement applicable to the Vessel or any part thereof or any assignment or transfer of any part thereof, or any furnishing or acceptance of additional security, or any release of any security, or any failure or inability to perfect any security, (b) any failure on the part of the Shipowner, the Indenture Trustee, or any other person to perform or comply with any term of this Bareboat Charter or any other such instrument or agreement; (c) any waiver, consent, change, extension, indulgence or other action or inaction under or in respect of this Bareboat Charter, or any other such instrument or agreement or any exercise or nonexercise of any right, remedy, power or privilege under or in respect of any such instrument or agreement; (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to the Shipowner, the Indenture Trustee, the Bareboat Charterer, or any Affiliate of any thereof, or their respective properties or creditors, or any action taken by any court, trustee, receiver or liquidating agent in any such proceeding, including, without limitation, any termination or rejection of this Bareboat Charter, or any assignment thereof by any court, trustee, receiver or liquidating agent of the Bareboat Charterer or the Shipowner or of any of their respective properties in any such proceeding,
(e) any limitation on the liability or obligations of the Bareboat Charterer under this Bareboat Charter or any termination, cancellation, frustration, invalidity, irregularity or unenforceability, in whole or in part, of this Bareboat Charter or any term thereof or any lack of power or authority of the Shipowner or the Bareboat Charterer to enter into this Bareboat Charter; (f) any assignment or other transfer of this Bareboat Charter by the Bareboat Charterer or any lien, charge or encumbrance, from whatever source arising, on or affecting the Bareboat Charterer's estate in, or any subchartering of, all or any part of the Vessel (whether or not pursuant to the express provisions of this Bareboat Charter); (g) any damage to, or loss, destruction, requisition, seizure, forfeiture or marshal's or other sale of the Vessel or any exercise of rights with respect to the Vessel under the Mortgage or the Second Mortgage; (h) any libel, attachment, levy, detention, sequestration or taking into custody of the Vessel, or any interruption or prevention of or restriction on or interference with the use or possession of the Vessel; (i) any title defect or encumbrance or any dispossession from the Vessel by title paramount or otherwise; (j) any act, omission, misrepresentation or breach on the part of the Shipowner or the Bareboat Charterer under this Bareboat Charter, or any other agreement at any time existing between the Shipowner and the Bareboat Charterer or under any statute, law or governmental regulation; (k) any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a bareboat charterer and irrespective of any other circumstance which might otherwise limit the recourse against the Bareboat

Charterer, (l) any defect in the seaworthiness, condition, design, operation or fitness for use of the Vessel or the ineligibility of the Vessel for any particular trade; (m) any ineligibility of the Vessel for documentation under the laws of the United States; or (n) any other occurrence or condition whatsoever, foreseen or unforeseen, whether similar or dissimilar to the foregoing, now existing or hereafter occurring. Even though the Bareboat Charterer shall be deprived of or limited in the use of the Vessel in any respect or for any length of time, whether or not by reason of some act, omission or breach on the part of the Shipowner, the Bareboat Charterer or any other party, whether or not resulting from accident and whether or not without fault on the part of the Bareboat Charterer, the Bareboat Charterer will continue to make all payments required of the Bareboat Charterer by the terms of this Bareboat Charter, whether for Basic Hire, Stipulated Loss Value, Supplemental Hire or otherwise, without interruption or abatement, unless and until this Bareboat Charter shall have terminated with respect to the Vessel in accordance with the express provisions hereof. If for any reason whatsoever this Bareboat Charter shall be terminated in whole or in part by operation of law or otherwise, except as specifically provided herein, the Bareboat Charterer nonetheless agrees to pay an amount equal to each payment of Basic Hire, Stipulated Loss Value, or other amounts at the time such payment would have become due and payable in accordance with the terms hereof had this Bareboat Charter not been terminated in whole or in part.

                                   ARTICLE 10
                      EVENT OF LOSS AND RIGHT TO TERMINATE

         (a) In case an Event of Loss occurs during the Original Term, the Bareboat Charterer shall give prompt written notice to the Shipowner (with a copy to the Indenture

Trustee and the Secretary) of such Event of Loss and the Bareboat Charterer shall thereafter give written notice to the Shipowner (with a copy to the Indenture Trustee and the Secretary) of the Loss Termination Date (the "Loss Termination Date"), which date shall be a Business Day, specified in such notice, not less than 40 days after the date notice of the Event of Loss is given, but not more than 180 days after the date on which such Event of Loss shall be deemed to have occurred, provided, however, that if a constructive or an agreed or compromised total loss of the Vessel is declared or agreed by the underwriters under the insurance more than 105 days after the date of the casualty giving rise to such total loss, then the "Loss Termination Date" shall be 75 days (or the next succeeding Business Day) after the date on which such total loss is declared or agreed by the underwriters. Not later than 10:00 a.m. San Francisco time on such Loss Termination Date, the Bareboat Charterer shall pay to, or on the order of, the Shipowner, the sum of (i) the Stipulated Loss Value applicable to the Loss Termination Date, (ii) the final Indenture Trustee Fees, Guarantee Fees and Depository Fees, (iii) an amount equal to all expenses (including legal and investigatory fees) incurred by, and not otherwise reimbursed to, the Shipowner in connection with the occurrence of the Event of Loss, as set forth in an Officer's Certificate of the Shipowner received by the Bareboat Charterer at least three Business Days prior to the Loss Termination Date, (iv) all amounts of Basic Hire and Supplemental Hire which have become due and payable under this Bareboat Charter but which have not been paid prior to the Loss Termination Date, and (v) any amounts which have become due and payable under the Participation Agreement but which have not been paid prior to the Loss Termination Date.

         (b) In case there occurs an Event of Loss after the Original Term and prior to the end of the Charter Period, and the Bareboat Charterer shall have given prompt written notice to the Shipowner of its election to terminate this Bareboat Charter, then this Bareboat Charter shall terminate on the Loss Termination Date specified in such written notice. Not later than 10:00 a.m. San Francisco time on such Loss Termination Date, the Bareboat Charterer will pay to the Shipowner the sum of (i) all amounts of Basic Hire and Supplemental Hire which have become due and payable under this Bareboat Charter, but have not been paid prior to the Loss Termination Date, and (ii) the Shipowner expenses as described in clause (iii) of Article 10(a) hereof.

         (c)      Against the payment obligations of Bareboat Charterer under
Article 10(a) hereof, there shall be credited all Event of Loss Proceeds received prior to the Loss Termination Date by the Indenture Trustee, the Shipowner, or the Secretary, as the case may be. So long as no Event of Bareboat Default shall have occurred and be continuing, all Event of Loss Proceeds up to the amount of payments required to be made by the Bareboat Charterer under
Article 10(a) hereof, received at any time by the Shipowner (and which are not required to be paid over to the Indenture Trustee during the Original Term) shall be paid over to the Bareboat Charterer upon payment in full of all amounts required to be paid by the Bareboat Charterer under Article 10(a) hereof, provided, however, that during any Renewal Term the Shipowner shall be entitled to retain an amount equal to the full commercial value of the Vessel as determined pursuant to Article 8(a) hereof. Until and including the Loss Termination Date, the Bareboat Charterer shall continue to make all payments of Basic Hire and Supplemental Hire when due irrespective of the occurrence of the Event of Loss. This Bareboat Charter shall terminate upon the making by, or on behalf of, the Bareboat Charterer of the payments to the Shipowner required by this Article 10 and all other amounts due and payable under this Bareboat Charter, but which have not been paid prior to the Loss Termination Date. Payments of any amounts due pursuant to this Article 10 made by the Guarantor pursuant to the Bareboat Charter Guarantee shall, to the extent of such payments, be deemed payments made by the Bareboat Charter pursuant to this
Article 10.

         (d)      Upon termination of this Bareboat Charterer pursuant to this
Article 10: (i) the Shipowner shall obtain a release of the Vessel from the liens of the Mortgage and Second Mortgage and of the Secretary under the Security Agreement; (ii) with the prior written consent, if necessary, of any governmental authority having jurisdiction, the Vessel or its remains, shall be transferred by the Shipowner to the Bareboat Charterer or its designee, such transfer to be without recourse to or warranty by the Shipowner except that the Shipowner shall warrant that it is transferring whatever title it received to the Vessel free and clear of any liens, charges or encumbrances created by it;
(iii) the Bareboat Charterer or its designee shall be subrogated to all rights and claims which the Shipowner shall have with respect to the Vessel or its remains or which shall arise in connection with the Event of Loss, and the Bareboat Charterer shall assume all liabilities, if any, with respect to the Vessel and make payment in satisfaction thereof directly to the persons entitled thereto; and (iv) the Bareboat Charterer shall have the power to abandon the Vessel (with the prior written approval of the Secretary, until the Security Agreement shall have been discharged). All costs and expenses of the Shipowner in connection with the taking of any action under this Article 10(d) shall be for the account of, and payable by, the Bareboat Charterer.

                                   ARTICLE 11

                                   [RESERVED]




                                   ARTICLE 12
                               REQUISITION OF USE

         (a) In the event that during the Charter Period the Vessel is requisitioned for use by any governmental authority of the United States or any person acting under color of such governmental authority, on any basis not involving, or not equivalent to, acquisition of title thereto or forfeiture thereof, the Bareboat Charterer shall promptly notify or cause to be notified the Bareboat Charterer by electronic means, confirmed by letter. Unless and until this Bareboat Charter is terminated pursuant to its terms, this Bareboat Charter shall nevertheless continue in effect, and the Bareboat Charterer will continue to remain liable for all other obligations under this Bareboat Charter, other than those obligations the performance of which physically cannot be performed by reason of such requisition of use. The time the Vessel is under such requisition will count as part of the Charter Period.

         (b) (1) In the event that such requisition of use continues for a period of more than 90 days, and the Bareboat Charterer shall have given a Requisition Termination Notice specifying the Requisition Termination Date, then so long as the conditions of Article 12 of the Bareboat Charter have been satisfied, this Bareboat Charter shall terminate; provided, however, that the requisition of use shall be continuing on the Requisition Termination Date.

                  (2) During the period from the date of the Requisition Termination Notice until the Requisition Termination Date specified in such notice, the Bareboat Charterer may, if requested by the Shipowner, as agent for the Shipowner, solicit bids for the purchase of the Vessel for cash on the Requisition Termination Date. The Bareboat Charterer shall certify to the Shipowner in writing the amount and terms of any bid received by it and the name and address of the person submitting such bid. If no bid is received under
Article 12 hereof during the period ending on the Requisition Termination Date specified in the Requisition Termination Notice or if the sale of the Vessel to one of the Persons submitting such a bid during such period cannot be consummated, the Requisition Termination Notice shall be deemed rescinded, this Bareboat Charter shall continue in full force and effect and the Bareboat Charterer may thereafter at any time give one or more further Requisition Termination Notices.

                  (c) On the Requisition Termination Date, if there are one or more bidders certified to the Shipowner pursuant to Article 12(b)(2) hereof which are qualified pursuant to law to purchase the Vessel, the Shipowner shall elect, in accordance with Article 11 hereof, either (1) to sell the Vessel and the rights to any future Requisition of Use Proceeds attributable to the Vessel to one of such bidders (selected by it in its sole discretion) for cash in the full amount of its bid or (2) to retain ownership of the Vessel. Any sale shall be subject to the prior receipt of all necessary governmental approvals and of the full amount of the purchase price in immediately available funds on the Requisition Termination Date, and shall be without recourse to or warranty by the Shipowner except that the Shipowner shall warrant title to and freedom from liens created by it and persons claiming through it. Except to the extent excused by the requisition described in Article 12(a) hereof, the Bareboat Charterer shall redeliver the

Vessel in accordance with Article 13 hereof. The Shipowner shall be entitled to the proceeds of any sale pursuant to this Article 12(c).

         (d)      (1)      If the Requisition Termination Date occurs during the
Original Term, on the Requisition Termination Date, the Bareboat Charterer shall pay to the Depository for deposit into the Bareboat Charter Payment Fund:

                  (x) if the Shipowner has elected to retain ownership of the Vessel, an amount equal to the excess, if any, of Termination Value as of the Requisition Termination Date over the highest bid certified by the Bareboat Charterer to the Shipowner pursuant to
         Article 12(b)(2) hereof, the maker of which bid is financially competent and qualified pursuant to law to purchase the Vessel; or

                  (y) if the Shipowner shall have elected to sell the Vessel, an amount equal to the excess, if any, of Termination Value as of the Requisition Termination Date over the net proceeds of the sale of the Vessel pursuant to Article 12(c) hereof (or the amount of the highest bid of a bidder qualified pursuant to law to purchase the Vessel if the Shipowner shall have elected to sell the Vessel at a lower price, net of any expenses of the Shipowner with respect to such sale).

         (2) If the Requisition Termination Date occurs during any Renewal Term, on the Requisition Termination Date, the Bareboat Charterer shall pay to the Shipowner an amount, equal to the aggregate amount of Basic Hire determined pursuant to Article 9(b)(2) hereof, calculated on a daily basis, payable from the last Charter Hire Payment Date through the Requisition Termination Date.

                  (e) The Shipowner shall be under no duty to solicit bids with respect to the Vessel, to inquire into the efforts of Bareboat Charterer to obtain bids or otherwise to take any action in connection with any such sale, other than as expressly provided herein. All costs and expenses of the Shipowner in connection with any sale of the Vessel made pursuant to this Article 12 shall be for the account of, and payable by, the Bareboat Charterer.

                  (f) If an Event of Bareboat Default or a Default under the Security Agreement shall have occurred and until such Default shall have been cured or waived, the Secretary (or if the Security Agreement shall have been discharged, the Shipowner) shall be entitled to receive and retain all Requisition of Use Proceeds; otherwise the Bareboat Charterer shall be entitled to receive and retain all such payments. In the event that this Bareboat Charter is terminated pursuant to this Article 12, the Shipowner, if the Shipowner retains ownership of the Vessel, or the purchaser of the Vessel, as the case may be, shall be entitled to receive and retain all Requisition of Use Proceeds attributable to the period after the Requisition Termination Date.

                  (g)      (1)      In the event that during the Charter Period,
the Vessel is requisitioned for use by any governmental authority (other than by the United States) or any Person or Persons, whether or not acting under color of such governmental authority, the Bareboat Charterer shall promptly notify or cause to be notified the Shipowner, the Secretary and Occidental by electronic means, confirmed by letter. In the case of such requisition, unless such requisition shall be withdrawn, reversed or released within 90 days, the Bareboat Charterer, immediately after the 90-day period, shall give a Requisition Termination Notice specifying the Loss Termination Date (as provided in Article 10(a) of this Bareboat Charter) and thereafter the provisions of Article 10 hereof for an Event of Loss shall apply.

                           (2)      In the event that during the Charter Period
there shall occur the capture, condemnation, purchase, seizure or forfeiture of, or any taking of title to, the Vessel by any governmental authority (other than by the United States) or any Person or Persons, whether or not acting under color of such governmental authority, the Bareboat Charterer shall promptly notify or caused to be notified the Shipowner, the Secretary and Occidental by electronic means, confirmed by letter. In the case of such capture, condemnation, confiscation, purchase, seizure or forfeiture of, or any taking of title to, the Vessel, unless such capture, condemnation, confiscation, purchase, seizure or forfeiture of, or any taking of title to, the Vessel shall be withdrawn, reversed or released within 90 days, such capture, condemnation, confiscation, purchase, seizure or forfeiture of, or any taking of title to, the Vessel shall be deemed to be an Event of Loss and the provisions of Article 10 hereof shall apply.

         (h) Until and including the Requisition Termination Date, the Bareboat Charterer shall continue to make payments of Basic Hire and Supplemental Hire when due irrespective of the requisition of use of the Vessel. In addition, on the Requisition Termination Date, the Bareboat Charterer shall pay to the Shipowner an amount equal to the premium, if any, due in respect of the redemption of the Obligations as a result of the termination of this Bareboat Charter pursuant to this Article 12. Notwithstanding any provision to the contrary in this Article 12, this Bareboat Charter shall not terminate unless all amounts due under this Bareboat Charter shall have been paid, the Security Agreement shall have been satisfied and discharged, and, unless the Shipowner shall have elected to retain ownership of the Vessel, the Vessel shall have been sold as provided in Article 12(c) hereof. Payments of amounts due under this Article 12 made by the Guarantor pursuant to the Bareboat Charter Guarantee shall, to the extent of such payments, be deemed payments made by the Bareboat Charterer pursuant to this Article 12.

                                   ARTICLE 13
                                   REDELIVERY

         (a) On the last day of the Charter Period, unless (i) an Event of Loss has occurred, or (ii) this Bareboat Charter has been terminated pursuant to
Article 12(b) hereof, or (iii) use of the Vessel has been requisitioned an described in Article 12(a) hereof and such requisition is continuing, the Bareboat Charterer shall, except as provided in Article 13(b) hereof, at the Bareboat Charterer's cost and expense, redeliver the Vessel or cause the Vessel to be redelivered to the Shipowner at any safe port in the continental United States on the coast on or nearest to which the Vessel is trading at the end of the Charter Period designated by the Shipowner by written notice to the Bareboat Charterer at least 45 days prior to the end of the Charter Period. The Bareboat Charterer agrees that at the time of such redelivery the Vessel (i) shall be free and clear of all liens, charges and encumbrances (except any liens, charges or encumbrances created by the Shipowner); (ii) shall be entitled to and shall have the classification and rating required by Article 4(a) hereof; (iii) shall have, with respect to remaining in class, no recommendations of an ABS surveyor affecting class outstanding on the date of redelivery; and (iv) shall have no requirements of any United States governmental agency or department having jurisdiction unfulfilled and with all required certificates in effect, and if redelivery shall be at the end of the Original Term, the Vessel shall have been credited with at least its fifth special survey by ABS.

         (b) Not earlier than 90 days prior to such redelivery, at the Bareboat Charterer's expense, a joint survey shall be made by the Bareboat Charterer and, the Shipowner(with drydocking only if required by ABS) to determine the condition and fitness of the Vessel under the terms of this Bareboat Charter including, but not limited to, Article 4(b) hereof, during which survey the Vessel's cargo tanks shall be gas-freed. The Bareboat Charterer, unless otherwise agreed by the Shipowner, at its own expense, will fully correct and repair any condition disclosed by such survey to the extent necessary to cause the Vessel to comply with all of the terms of Article 13(a) hereof. The Charter Period shall be extended for any period necessary to make such repairs and notwithstanding the provisions of Article 13(a) hereof relating to the port of redelivery, redelivery shall take place at the port where such repairs are made; provided, however, that the Original Term shall not be extended for more than 180 days to effect repairs and redelivery.

         (c) The Bareboat Charterer will pay additional hire hereunder for any period for which the Charter Period may be extended pursuant to the terms of
Article 13(a) or 13(b) hereof or which may be necessary to complete any voyage in progress, which hire shall be in addition to any other payments due hereunder, and shall be payable on the last day of the Charter Period, as extended, at a rate per day equal to 1/180th of the amount of Basic Hire payable hereunder on the last Charter Hire Payment Date; provided, however, that no additional hire shall be paid by the Bareboat Charterer for any period during which repair work, ordered solely by the Shipowner and not required by this
Article 13, is being performed. Upon redelivery of the Vessel hereunder, the Bareboat Charterer, if requested in writing by the

Bareboat Charterer, will provide docking or safe anchorage facilities for the Vessel for a period not exceeding 30 days after redelivery, at the Shipowner's expense.

         (d) Any property of the Bareboat Charterer remaining aboard the Vessel upon redelivery may be retained or disposed of by the Shipowner as its own property once a reasonable opportunity has been given the Bareboat Charterer to remove such property.

                                   ARTICLE 14
                                   ASSIGNMENTS

         (a) The Shipowner shall not have the right to assign, or to permit any assignment of, or to create a security interest in, or to permit the creation of a security interest in, this Bareboat Charter or any moneys due and to become due under this Bareboat Charter, except pursuant to the Security Agreement. Any assignment or security interest created in violation of this
Article 14(a) shall be void.

         (b) Except for the assignment to a successor bareboat charterer under Article 14(e) hereof, the Bareboat Charterer shall not have the right to assign, or permit any assignment of, or to create a security interest in, or to permit the creation of a security interest in, this Bareboat Charter or any moneys due and to become due under this Bareboat Charter, except pursuant to the Security Agreement, without the prior written consents of the Shipowner, the Secretary and, during the Statutory Economic Life of the Vessel, the Board. Any assignment or security interest created in violation of this Article 14(b) shall be void.

         (c) So long as this Bareboat Charter shall remain in effect, the Bareboat Charterer shall not:

                  (i) merge or consolidate with any other corporation or business entity of any kind other than with any Affiliate of the Bareboat Charterer, or

                  (ii) sell, assign pledge or otherwise dispose of any right or interest arising out of this Bareboat Charter except in connection with the assignment provided for in Article 14(e) hereof.

         (d) The Bareboat Charterer shall not have the right to subcharter or otherwise employ the Vessel other than pursuant to the Time Charter.

         (e)      (1)      The Shipowner shall have the right, subject to the
prior consent of the Secretary, to assign this Bareboat Charter to any person who is a Citizen of the United States and who is a United States Person within the meaning of Section 7701 of the Code in the event that the Shipowner shall fail to remain, or an event shall occur which shall cause the Shipowner no longer to remain, a Citizen of the United States.

                  (2) The Bareboat Charterer shall have the right, without the consent of the Shipowner, but subject to the terms of the Security Agreement and the Second Mortgage so long as each is in effect, to assign this Bareboat Charter to any Affiliate of the Bareboat Charterer which is a United States person within the meaning of Section 7701 of the Code (with the consent of the Secretary). Any such assignment shall be subject to the Bareboat Charterer's continuing responsibility for full performance of its obligations under this Bareboat Charter.

         (f) This Bareboat Charter is subject and subordinate to the rights of the Secretary under the Mortgage and the Security Agreement and the rights of Occidental under the Second Mortgage.

                                   ARTICLE 15
                           EVENTS OF BAREBOAT DEFAULT


         (a) Each of the following events shall constitute an Event of Bareboat Default:

                  (1) The Bareboat Charterer shall fail to pay any Basic Hire, or Stipulated Loss Value under this Bareboat Charter within 5 days after the date when due or the Bareboat Charterer shall fail to pay any Supplemental Hire under this Bareboat Charter and fail to remedy the failure to pay such Supplemental Hire within 10 days after receipt of notice thereof from the Shipowner; or

                  (2) The Bareboat Charterer or the Guarantor shall consent to the appointment of a receiver, trustee or liquidator of itself or of substantially all of its property or the Bareboat Charterer or the Guarantor shall admit in writing its inability to pay its debts generally as they come due or shall make a general assignment for the benefit of creditors; or

                  (3) The Bareboat Charterer or the Guarantor shall file a voluntary petition in bankruptcy or for a reorganization or for an arrangement in a proceeding under any of the federal bankruptcy laws or other federal or state insolvency laws as now or hereafter in effect or an answer admitting the material allegations of a petition filed against the Bareboat Charterer or the Guarantor in any such proceeding; or

                  (4) An order, judgment or decree shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent of the Bareboat Charterer or the Guarantor, a receiver, trustee or liquidator of the Bareboat Charterer or the Guarantor or of substantially all of its property, and any such order, judgment or decree of appointment shall remain in force undismissed, unstayed or unvacated for a period of 90 days after the date of entry thereof; or

                  (5) A petition against the Bareboat Charterer or the Guarantor in a proceeding under the federal bankruptcy laws or other federal or state insolvency laws as now or hereafter in effect shall be filed and shall not be withdrawn or dismissed within 90 days thereafter or if, under the provisions of any law providing for reorganization or winding-up of corporations which may apply to the Bareboat Charterer or the Guarantor, any court of competent jurisdiction shall assume jurisdiction, custody or control of the Bareboat Charterer or the Guarantor or of substantially all of the property of either and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 90 days; or

                  (6) The failure of the Bareboat Charterer to perform or comply in any material respect with any of the provisions of Articles 3(a), 7(a) or 17(b) hereof or to maintain, or cause to be maintained, insurance in the amounts and forms as and when required under Article 8 hereof; or

                  (7) The Bareboat Charterer shall fail to remain, or an event shall occur which will cause the Bareboat Charterer to no longer remain, a Citizen of the United States, and the Bareboat Charterer shall fail for more than 30 days after it obtains knowledge of such failure or event, to cause all necessary governmental approvals, under Sections 9, 37 (if applicable) and 41 of the Shipping Act, or otherwise, to be obtained; provided, however, that no Event of Bareboat Default under this Article 15(a)(7) shall be deemed to have occurred if the Bareboat Charterer shall have made the assignment of this Bareboat Charter to a Citizen of the United

States provided for in Article 14(e)(1) hereof within 30 days after it obtains knowledge of such failure or event; or

                  (8)      (i)      Either the MTC Guarantee or the SNTG
Guarantee shall cease to be in full force and effect, or either Guarantor shall be in default under any of the provisions therein, or (ii) the Contingent Guarantee shall cease to be in full force and effect (unless the Contingent Guarantee shall so cease by operation of the provisions of Section 2(c) thereof) or Occidental shall be in default under any provision therein, and, in each case, such default shall fail to be remedied within 30 days after written notice from the Shipowner or the Secretary to such Guarantor or Occidental of the existence of such default; or

                  (9) Any Default under the Security Agreement shall have occurred and be continuing as a result of the Bareboat Charterer's failure to perform or comply with its obligations under this Bareboat Charter; or

                  (10) Either the Bareboat Charterer or the Time Charterer shall fail for more than 30 days after written notice from the Secretary to the Bareboat Charterer or the Time Charterer to perform or comply with any of the provisions of the Title XI Reserve Fund and Financial Agreement insofar as such provisions pertain to the Vessel unless such failure shall have been waived by the Secretary; or

                  (11) The Bareboat Charterer shall default in the performance of any other obligation under this Bareboat Charter and shall fail to remedy the default within 30 days after receipt of notice thereof from the Shipowner or the Secretary, specifying the acts or omissions of the Bareboat Charterer which constitute such default.

         (b) Upon the occurrence of an Event of Bareboat Default, so long as such Event of Bareboat Default shall be continuing, the Shipowner shall promptly notify the Secretary of such occurrence and at any time thereafter, so long as the same shall be continuing, the Shipowner (or the Secretary pursuant to the Security Agreement) may, at its option, declare this Bareboat Charter to be in default by notice delivered to the Bareboat Charterer and the Guarantor and, at any time thereafter, so long as the Bareboat Charterer or the Guarantor, as the case may be, shall not have remedied all outstanding Events of Bareboat Default, the Shipowner by notice to the Bareboat Charterer and the Guarantor may terminate this Bareboat Charter, upon which termination the Shipowner may do, and the Bareboat Charterer shall comply with, one or more of the following, as the Shipowner shall elect, to the extent permitted by, and subject to compliance with, any mandatory requirements of applicable law and the provisions of the Security Agreement if then in effect:

                  (1) Upon written demand of the Shipowner, the Bareboat Charterer shall without expense to the Shipowner, promptly redeliver the Vessel, or cause the Vessel to be redelivered, to the Shipowner with all reasonable dispatch to any safe port in the United States selected by the Shipowner (which port shall be on the coast to which the Vessel is closest at the time of such demand) in the same manner and in the same condition as if the Vessel were being redelivered on the Last day of the Charter Period in accordance with the provisions of Article 13 hereof, and, except as otherwise provided in this
Article 15, all obligations of the Bareboat Charterer under Article 13 hereof shall apply to such redelivery. The Shipowner or its agent, without further demand, may, but shall be under no obligation to, withdraw the Vessel from the service of the Bareboat Charterer wherever found, whether upon the high seas or at any port, harbor or other place and irrespective of whether the Bareboat Charterer or any other person may be in possession of the Vessel all without prior demand and without legal process, and for that purpose the Shipowner or its agent may enter upon any dock, pier or other premises where the Vessel may be and may take possession thereof, without the Shipowner or its agent incurring any liability by reason of such retaking, whether for the restoration of damage to property caused by such withdrawal or otherwise.

                  (2) If the Event of Bareboat Default resulting in the termination of this Bareboat Charter shall have occurred during the Original Term, the Bareboat Charterer will pay to, or on the order of, the Shipowner, upon request by the Shipowner upon at least 10 days prior written notice, on the payment date specified in such notice, as liquidated damages for loss of a bargain and not as a penalty, all unpaid Basic Hire and Supplemental Hire payable in accordance with the terms hereof on or prior to the Default Termination Date plus an amount (together with interest on such amount at the Interest Rate for the period, if any, from but not including, the Charter Hire Payment Date immediately preceding the payment date specified in such notice to and including the Default Termination Date) equal to:

                           (i) the Stipulated Loss Value, computed as of the Charter Hire Payment Date occurring on or immediately preceding the Default Termination Date, less

                           (ii) whichever of the following amounts the Shipowner, in its sole discretion, shall specify in such notice: (A) the fair market sales value (determined as hereinafter provided in this Article 15(b) (2)) of the Vessel as of the Charter Hire Payment Date immediately preceding the Default Termination

         Date or (B) the fair market demise charter value (determined as hereinafter provided in this Article 15(b)(2)) of the Vessel for the period from such Charter Hire Payment Date to the day which would have been the last day of the Charter Period but for the termination of this Bareboat Charter pursuant to this Article 15(b), after discounting such fair market demise charter value to its value on the Charter Hire Payment Date occurring on or immediately preceding the Default Termination Date at the Discount Rate.

         For the purpose of this Article 15(b)(2), the "fair market sales value" or "fair market demise charter value" shall be determined by the Appraisal Procedure; provided, however, that (x) if the Vessel shall have been sold prior to the Default Termination Date by (i) the Shipowner pursuant to paragraph 4 of this Article 15(b), or (ii) the Secretary pursuant to Section 6.04(b) of Exhibit 1 to the Security Agreement, the "fair market sales value" shall be the net proceeds of such sale after deducting all costs and expenses incurred by the Shipowner or the Secretary, as the case may be, in connection therewith, (y) the "fair market sales value" or the "fair market demise charter value" shall be zero if the Vessel is not redelivered or if the Shipowner has expended reasonable efforts, under the circumstances to take possession of the Vessel but has been unable to take possession; and (z) there shall be added to "fair market sales value" and to "fair market demise charter value," as the case may be, the net proceeds received by the Shipowner (after deducting all costs and expenses of the Shipowner with respect thereto) from any charter of the Vessel to others in accordance with Article 15(b)(3) hereto, to the extent such proceeds are received by the Shipowner prior to the Default Termination Date. Nothing contained in the preceding sentence shall require the Shipowner to sell or charter the Vessel at any time.

                  (3) If the Event of Bareboat Default resulting in the termination of this Bareboat Charter shall have occurred during a Renewal Term, the Bareboat Charterer shall pay to, or on the order of, the Shipowner, upon request by the Shipowner upon at least 10 days prior written notice, on the date specified in such notice as the Default Termination Date, as liquidated damages for loss of a. bargain and not as a penalty, all unpaid Basic Hire and Supplemental Hire payable in accordance with the terms hereof on or prior to the Default Termination Date plus an amount, equal to the aggregate amount of Basic Hire determined pursuant to Article 9(b) hereof, discounted at the Discount Rate to its value on the Default Termination Date, which would have been paid during the remainder of the Renewal Term in which the Default Termination Date occurs.

                  (4) The Shipowner or its agent with or without notice to the Bareboat Charterer, may sell the Vessel at public or private sale, with or without advertisement or publication, as the Shipowner may determine, or otherwise may dispose of, hold, use, operate, charter to others (whether for a period greater or less than the balance of what would have been the Charter Period in the absence of the termination of this Bareboat Charter pursuant to this Article 15(b)) or keep the Vessel idle, all on such terms and conditions and at such place or places as the Shipowner may determine and all free and clear of any rights of the Bareboat Charterer and any claim of the Bareboat Charterer in admiralty, in equity, at law or by statute, whether for loss or damage or otherwise, and without any duty to account to the Bareboat Charterer except to the extent provided for in Article 15(b)(2) hereof.

         (c) In addition to the foregoing, the Bareboat Charterer shall pay to, or on the order of, the Shipowner, all Supplemental Hire hereunder payable before, during or after the exercise of any remedies exercised by the Shipowner, and all legal and investigatory fees and any other costs and expenses whatsoever incurred by the Shipowner by reason of the occurrence of any Event of Bareboat Default or by reason of the exercise by the Shipowner of any remedy hereunder, including, without limitation, any costs and expenses incurred by the Shipowner in connection with the redelivery of the Vessel in accordance with this Article 15 and of placing the Vessel in the condition and seaworthiness required by the terms of Article 13 hereof.

         (d) No remedy referred to in Article 15(b) hereof is intended to be exclusive, but each shall be cumulative and is in addition to, and may be exercised concurrently with, any other remedy which is referred to in Article 15(b) hereof or which may otherwise be available to the Shipowner at law, in equity or in admiralty, provided, however, that liquidated damages having been agreed to by the parties hereto in Articles 15(b)(2) and (3) hereof, the Shipowner shall not be entitled to recover from the Bareboat Charterer as damages upon the occurrence of one or more Events of Bareboat Default an amount in excess of such liquidated damages plus any Supplemental Hire and expenses referred to above. There shall be deducted from the aggregate amount so recoverable by the Shipowner the net balance, if any, remaining of any moneys held by the Shipowner which would have been required by the terms of this Bareboat Charter to have been paid to the Bareboat Charterer but for the occurrence of an Event of Bareboat Default. The rights of the Shipowner and the obligations of the Bareboat Charterer under this Article 15(d) shall be effective and enforceable regardless of the pendency of any proceeding which has or might have the effect of preventing the Shipowner or the Bareboat

Charterer from complying with the terms of this Bareboat Charter. No express or implied waiver by the Shipowner of any Event of Bareboat Default shall in any way be, or be construed to be, a waiver of any further or subsequent Event of Bareboat Default. The Bareboat Charterer hereby agrees that to the extent that the Shipowner shall sell charter or otherwise use the Vessel pursuant to Article 15 (b)(4) hereof in good faith, the Shipowner shall have no liability to the Bareboat Charterer for any such sale, charter or other use except as specifically provided in Article 15(b)(2) hereof.

         (e) The Bareboat Charterer hereby waives, to the extent permitted by applicable law, any and all rights which it may now have or which at any time hereafter may be conferred upon it, by statute or otherwise, which may require the Shipowner to sell charter or otherwise use the Vessel in mitigation of the Shipowner's damages, or which may otherwise limit or modify any of the rights or remedies of the Shipowner provided for in this Article 15.

         (f) If the Bareboat Charterer shall fail to perform or observe any of the other terms of this Bareboat Charter which do not give rise to an Event of Bareboat Default, the Shipowner may (but in its discretion shall not be obligated to) give written notice (which notice may be given by electronic means and shall be effective upon receipt thereof) to the Bareboat Charterer of its intention to exercise its rights under this Article 15. Unless the Bareboat Charterer shall have then commenced to use due diligence, to the reasonable satisfaction of the Shipowner, to cause such failure to be cured, the Shipowner may, in its discretion, do all acts and make all expenditures necessary to remedy such failure, including, without limitation, the taking out of insurance on the Vessel and entry upon the Vessel to make repairs. The Bareboat Charterer agrees to reimburse the Shipowner promptly on demand for all costs and expenses incurred in connection with the exercise of its rights under this Article 15(f), together with interest thereon at the Interest Rate from the date of such expenditures to the date of payment by the Bareboat Charterer. The Bareboat Charterer agrees to permit the agents and servants of the Shipowner reasonable access to the Vessel as shall be necessary under this Article 15(f).

                                   ARTICLE 16
                      REPLACEMENT OF THE BAREBOAT CHARTERER

         If at any time during the Charter Period, the Time Charterer shall have given the notice of replacement of the Bareboat Charterer referred to in Section
14.2 of the Time Charter to cause the Bareboat Charterer to be replaced because of the occurrence of an Event of Bareboat Charterer Default under the Time Charter, and if the Shipowner shall approve in writing of such replacement, the Bareboat Charterer shall be replaced as Bareboat Charterer hereunder.

                                   ARTICLE 17
                                  MISCELLANEOUS

         (a) The Shipowner and the Bareboat Charterer severally agree to perform, or cause to be performed, such action, and to execute, deliver or furnish or to cause to be executed, delivered or furnished, all such further assurances, certificates and other documents, necessary or proper to carry out this Bareboat Charter.

         (b) The terms of this Bareboat Charter and Schedule X attached hereto shall not be altered, modified, amended, supplemented or terminated in any manner whatsoever except by written instrument signed by the parties hereto and with the written consent of the Secretary and Occidental.

         (c) The invalidity of any provision of this Bareboat Charter shall not affect the remainder hereof, which shall in such event be construed as if such invalid provision had not been inserted.

         (d) The table of contents and headings of this Bareboat Charter are for purposes of reference only, and shall in no way limit or otherwise affect any of the terms or provisions hereof.

         (e) Subject to the provisions of Article 14 hereof, the terms of this Bareboat Charter shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

         (f) ALL QUESTIONS ARISING UNDER THIS BAREBOAT CHARTER SHALL IN ALL RESPECTS BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE GENERAL MARITIME LAWS OF THE UNITED STATES AND TO THE EXTENT FEDERAL LAW DOES NOT APPLY, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK. ANY CLAIM OR DISPUTE ARISING UNDER THIS BAREBOAT CHARTER SHALL, PROVIDED THAT THE COURT HAS SUBJECT MATTER JURISDICTION, BE DECIDED IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, TO THE JURISDICTION OF WHICH THE SHIPOWNER AND THE BAREBOAT CHARTERER HEREBY SUBMIT THEMSELVES FOR THE PURPOSES OF ANY SUCH PROCEEDING. IN THE EVENT THAT THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK LACKS SUBJECT MATTER JURISDICTION OVER ANY

CLAIM OR DISPUTE ARISING UNDER THIS BAREBOAT CHARTER, THE SHIPOWNER AND THE BAREBOAT CHARTERER HEREBY SUBMIT THEMSELVES TO THE JURISDICTION OF THE SUPREME COURT FOR THE COUNTY OF NEW YORK FOR THE PURPOSES OF ANY SUCH PROCEEDING AND WAIVE ANY CLAIM OF FORUM NON CONVENIENS RELATING TO SUCH CHOICE OF COURT.

         (g)      (1)      The Bareboat Charterer and the Shipowner mutually
acknowledge that, during the Statutory Economic Life of the Vessel, the Vessel and its operation are, or may be, subject to certain requirements contained in the Title V Contract and in the ODS Contract. Unless waived (and the Bareboat Charterer shall not request any waiver without the prior written consent of the Shipowner) the Bareboat Charterer and the Shipowner agree to comply with any such requirements notwithstanding anything to the contrary in this Bareboat Charter.

                  (2) The Bareboat Charterer and Shipowner severally agree not to make, or permit to be made, any alteration in the National Defense Features of the Vessel in a manner which adversely affects the value of the National Defense Features without the prior written consent of the Board.

                  (3) Nothing in this Article 16(g) shall affect the absolute and unconditional obligation of the Bareboat Charterer to pay Basic Hire, Supplemental Hire and amounts in respect of Stipulated Loss Value pursuant to the terms of this Bareboat Charter.

         (h) This Bareboat Charter is not a personal contract. The Bareboat Charterer and the Shipowner shall have the benefit of all limitations of, and exemptions from, liability accorded to the owner or chartered owner of vessels by any statute or rule of law for the time being in force.

         (i) This Bareboat Charter may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one agreement.

         (j) No person other than the Bareboat Charterer and the Shipowner, and their successors and assigns as permitted hereunder, shall enforce or attempt to enforce the obligations of the Bareboat Charterer or the Shipowner hereunder without the prior written consent of the Bareboat Charterer and the Shipowner.

         (k) All interest payments to be computed under this Bareboat Charter shall be computed on the basis of a 360-day year of twelve 30-day months.

         (1) The provisions of this Bareboat Charter which require or permit action by the Secretary and Occidental, the consent, approval or authorization of the Secretary and Occidental or the furnishing of any document, paper or information to the Secretary and Occidental shall not be effective, and such provisions shall be read, unless otherwise required by law, as though there were no such requirements or permissions, after: (i) termination of the Guarantees, except a termination pursuant to clause (b) of Section 6.04 of
Exhibit 1 to the Security Agreement and the discharge of the Second Mortgage; or
(ii) payment in full of the principal of and interest on each Secretary's Note.

                                   ARTICLE 18
                                     NOTICES

         All notices and other communications hereunder shall be effective when received except that all notices and other communications sent by prepaid United States certified mail, return receipt requested, shall become effective on the third Business Day after such mailing and shall be addressed as follows or, to each party, at such other address as shall be designated by such party in a written notice to the other persons named below:

                To the Shipowner:

                           Frances Owner Corporation
                           c/o Marine Transport Corporation
                           1200 Harbor Boulevard
                           Weehawken, NJ 07087-0901

                To the Bareboat Charterer:

                           Frances ODS Corporation
                           c/o Marine Transport Corporation
                           1200 Harbor Boulevard
                           Weehawken, NJ 07087-0901

                  To the Secretary:

                           c/o Maritime Administrator
                           Maritime Administration
                           Department of Transportation
                           400 7th Street, SW
                           Washington, D.C. 20590

                  To Occidental:

                           10889 Wilshire Boulevard
                           Los Angeles, CA 90024
                           Attention:  Vice President & Treasurer

                IN WITNESS WHEREOF, the parties have caused this Bareboat Charter to be signed as of the day and year first above written.

                                              FRANCES OWNER CORPORATION,
                                                                       Shipowner


                                              By: ______________________________
                                                 Name:  ________________________
                                                 Title: ________________________

                                              FRANCES ODS CORPORATION,
                                                              Bareboat Charterer



                                              By: ______________________________
                                                 Name:  ________________________
                                                 Title: ________________________



THE ABOVE CHARTER AND CERTAIN HIRE DERIVED THEREFROM ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF THE UNITED STATES OF AMERICA, REPRESENTED BY THE SECRETARY OF TRANSPORTATION, ACTING BY AND THROUGH THE MARITIME ADMINISTRATOR (THE "SECRETARY") IN ACCORDANCE WITH THE PROVISIONS OF A SECURITY AGREEMENT BETWEEN THE ABOVE NAMED SHIPOWNER AND THE SECRETARY AS SECURED PARTY.

                                                                         4.03(b)

                                BAREBOAT CHARTER


                                     BETWEEN


                            JULIUS OWNER CORPORATION,
                                             OWNER

                                       AND


                             JULIUS ODS CORPORATION,
                                            BAREBOAT CHARTERER



                               SEPTEMBER 29, 1999







                                ITB JULIUS HAMMER
                       (TO BE RENAMED SMT CHEMICAL TRADER)

                                TABLE OF CONTENTS

                                BAREBOAT CHARTER

         ARTICLE 1 - DEFINITIONS ..........................................................................     1


         ARTICLE 2 - DELIVERY AND ACCEPTANCE OF THE VESSEL ................................................     2


         ARTICLE 3 - USE AND OPERATION OF THE VESSEL; COMPLIANCE WITH LAWS ................................     3


         ARTICLE 4 - MAINTENANCE, CLASSIFICATION AND REPAIRS, INSPECTION ..................................     6


         ARTICLE 5 - USE OF STORES AND EQUIPMENT ..........................................................     9


         ARTICLE 6 - BAREBOAT CHARTERER'S CHANGES; INSTALLATION OF EQUIPMENT AND REMOVAL OF PARTS .........    11


         ARTICLE 7 - LIENS AND ATTACHMENTS ................................................................    13


         ARTICLE 8 - INSURANCE ............................................................................    16


         ARTICLE 9 - TERM OF BAREBOAT CHARTER, OPTION TO RENEW AND BASIC HIRE .............................    27


         ARTICLE 10 - EVENT OF LOSS AND RIGHT TO TERMINATE ................................................    32


         ARTICLE 11 - [RESERVED] ..........................................................................    35


         ARTICLE 12 - REQUISITION OF USE ..................................................................    36


         ARTICLE 13 - REDELIVERY ..........................................................................    40


         ARTICLE 14 - ASSIGNMENTS .........................................................................    42


         ARTICLE 15 - EVENTS OF BAREBOAT DEFAULT ..........................................................    44


         ARTICLE 16 - REPLACEMENT OF THE BAREBOAT CHARTERER ...............................................    53


         ARTICLE 17 - MISCELLANEOUS .......................................................................    53


         ARTICLE 18 - NOTICES .............................................................................    56

                                BAREBOAT CHARTER

                                ITB JULIUS HAMMER
                       (TO BE RENAMED SMT CHEMICAL TRADER)


         THIS BAREBOAT CHARTER is made on __________, 1999, by and between Julius Owner Corporation, a Delaware corporation (the "Shipowner"), and Julius ODS Corporation, a Delaware corporation (the "Bareboat Charterer").

                                   WITNESSETH

         WHEREAS, the Shipowner desires to demise charter the Vessel to the Bareboat Charterer and the Bareboat Charterer desires to demise charter the Vessel from the Shipowner, in each case on the terms and conditions hereinafter set forth; and

         WHEREAS, the Shipowner, on the date hereof, is changing the name of the Vessel to SMT CHEMICAL TRADER (tug) and SMT TWO (barge);

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Shipowner agrees to let and demise charter and the Bareboat Charterer agrees to hire and demise charter the Vessel on the terms and conditions hereinafter set forth.

                                    ARTICLE 1
                                   DEFINITIONS

         The capitalized terms used herein which are defined in, or defined by reference to, Schedule X attached hereto, as said Schedule X may be amended from time to time as herein provided, have the meanings specified in said Schedule X.

                                    ARTICLE 2
                      DELIVERY AND ACCEPTANCE OF THE VESSEL

         (a) Notwithstanding any other provision in this Bareboat Charter, the Shipowner shall be deemed to have tendered, and the Bareboat Charterer shall be deemed to have unconditionally accepted, delivery of the Vessel under this Bareboat Charter "as is, where is" in whatever condition it may be, AND IT IS AGREED THAT SHIPOWNER DOES NOT MAKE NOR SHALL BE DEEMED TO HAVE MADE ANY WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, AS TO THE TITLE, DESIGN, CONDITION, VALUE, MERCHANTABILITY, OPERATION OR SEAWORTHINESS OF THE VESSEL OR, AS TO THE QUALITY OF THE MATERIAL, EQUIPMENT OR WORKMANSHIP IN, OR AS TO THE CONSUMABLE STORES ON BOARD, THE VESSEL, OR AS TO THE FITNESS OF THE VESSEL FOR ANY PARTICULAR USE OR AS TO THE ELIGIBILITY OF THE VESSEL FOR ANY PARTICULAR TRADE, OR ANY OTHER WARRANTY OR REPRESENTATION WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE VESSEL. The Bareboat Charterer's acceptance of the Vessel under this Bareboat Charter, as provided in this Article 2(a), shall confirm and be conclusive evidence, as between the Shipowner and the Bareboat Charterer, that the Vessel is in all respects satisfactory to the Bareboat Charterer and in compliance with all requirements of this Bareboat Charter, and the Bareboat Charterer will not assert any claim of any nature whatsoever against the Shipowner based on any of the foregoing matters in this Article 2(a). Nothing in this Article 2(a) shall be construed as a waiver of any right that either the Bareboat Charterer or the Shipowner may have against any person other than the Shipowner or the Bareboat Charterer.

         (b) The Shipowner hereby agrees to provide to the Bareboat Charterer a full set of general and detailed Plans and Specifications correct to the Vessel as built, which shall be returned to the Shipowner upon termination of this Bareboat Charter or replacement of the Bareboat Charterer as bareboat charterer of the Vessel.

                                    ARTICLE 3
                        USE AND OPERATION OF THE VESSEL;
                              COMPLIANCE WITH LAWS

         (a) Subject to the terms and conditions of this Bareboat Charter, the Bareboat Charterer shall have the full use of the Vessel and may employ the Vessel in any part of the world and in such lawful trades and carrying such lawful cargoes as the Time Charterer may direct and as otherwise required to perform the Time Charter, subject to the limits of the American Institute of Trade Warranties (the "Institute Warranties"). However, upon reasonable advance notice to the Shipowner, the Bareboat Charterer may breach those Institute Warranties, provided that the Bareboat Charterer shall pay any additional premiums assessed by the Vessel's insurers for breach of the Institute's Warranties, provided further that the Vessel shall not be operated in any area in which the insurance required by Article 8 of this Bareboat Charter would not be in full force and effect.

         (b) Subject to the terms and conditions of this Bareboat Charter, the Bareboat Charterer shall have exclusive possession and control of the Vessel, and shall man, victual, equip, supply, furnish, outfit, maintain and repair, navigate and operate the Vessel at its own expense or by its own procurement throughout the Charter Period. The Master, officers and crew of the Vessel shall be engaged and employed as directed by the Bareboat Charterer and shall remain the Bareboat Charterer's servants, navigating and working the Vessel on behalf of and at the risk of the Bareboat Charterer. The Shipowner shall not have any interest in any salvage moneys earned by the Vessel or received by the Bareboat Charterer during the Charter Period. The Bareboat Charterer assumes and shall satisfy all costs and liabilities incurred in connection with all salvage services rendered by the Vessel. The Shipowner shall not be required to pay any port charges, pilotages, or any other costs, charges and expenses whatsoever incident to the use, operation and maintenance of the Vessel during the Charter Period.


         (c) The Bareboat Charterer shall, at the Bareboat Charterer's expense, throughout the Charter Period maintain, or cause to be maintained, the documentation of the Vessel under the laws and flag of the United States in the name of the Shipowner, and the Shipowner shall upon the request of the Bareboat Charterer execute such documents and furnish such information, or cause to be executed or furnished by the Shipowner or the Secretary, as the Bareboat Charterer may reasonably require to enable the -Bareboat Charterer to maintain, or cause to be maintained, such documentation.

         (d) The Vessel shall, and the Bareboat Charterer covenants that it will, at the Bareboat Charterer's cost and expense, at all times comply with the requirements of all applicable laws, treaties and conventions, and all applicable rules, regulations and orders issued thereunder, including particularly, but without limitation by this enumeration, the International Convention for Safety of Life at Sea, 1960, as amended, and all applicable laws, rules, regulations and orders administered by the United States Maritime Administration, Coast Guard, Federal Maritime Commission, Customs Service, Environmental Protection Agency, ABS and any other United States agency, or their respective successors, having jurisdiction in connection with the use, operation and maintenance of the Vessel and the Bareboat Charterer covenants that it will have on board, when required thereby, valid certificates showing compliance therewith. The Bareboat Charterer will not suffer or permit anything to be done which might injuriously affect the documentation of the Vessel under the laws and regulations of the United States or the validity or the preferred status of the Mortgage or the Second Mortgage on the Vessel under the Ship Mortgage Act, and the Bareboat Charterer will not abandon the Vessel in a foreign port (unless advisable in connection with an Event of Loss), engage in any unlawful trade under, or violate, any applicable law, treaty, convention, rule, regulation or order or carry any cargo that may expose the Vessel to penalty, forfeiture or seizure or expose the Shipowner to penalty.

         (e) The cargo principally to be carried shall be superphosphoric acid. However, the Bareboat Charterer shall have the option of shipping petroleum products or any other lawful cargo in bulk for which the Vessel and its tanks are suitable, as well as any lawful merchandise in containers in the Vessel's forehold, between decks or other suitable space available, subject to the Master's approval as to kind, character, amount and stowage.

         (f) The Shipowner and the Bareboat Charterer, each respectively, hereby represents that it is, and covenants that it shall remain during the Charter Period, a Citizen of the United States. In the event that the Shipowner or the Bareboat Charterer shall fail to remain, or an event shall occur which will cause either to no longer remain, a Citizen of the United States, then it shall notify the other party hereto as soon as it obtains knowledge of such fact.

         (g) The Bareboat Charterer agrees that it shall, to the extent the Shipowner reasonably requests, assist the Shipowner in enforcing and asserting all rights of warranty, guarantee, indemnity, royalty, liability, patent liability and claims of patent infringement and any other rights which it may have with respect to the Vessel or its equipment. The Bareboat

Charterer further agrees that it shall, to the extent it has knowledge, notify the Shipowner of any information in connection with such rights or claims.

                                    ARTICLE 4
                           MAINTENANCE; CLASSIFICATION
                             AND REPAIRS; INSPECTION

         (a) The Bareboat Charterer shall be charged with full responsibility for maintenance and repair of the Vessel throughout the Charter Period and shall at all times, at its own risk, expense and procurement, without expense to the Shipowner, maintain and preserve, or cause to be maintained and preserved, the Vessel in good condition, working order and repair, ordinary wear and tear excepted, so that the Vessel shall be, insofar as due diligence can make it so, tight, staunch, strong and well and sufficiently tackled, appareled, furnished, equipped and supplied and in every respect seaworthy and in a good operating condition. Furthermore, the Bareboat Charterer shall maintain, or cause to be maintained, the Vessel so as to entitle it to the highest classification and rating of ABS for vessels of the same age and type, submitting the Vessel to all required surveys of ABS (giving the Shipowner prior written notice thereof, 45 days in advance if practicable, but otherwise as long in advance as may be practicable under the circumstances), and annually, during the Charter Period, shall furnish to the Shipowner copies of all certificates issued by ABS, within 20 days from receipt, evidencing the maintenance of such classification and rating. The Bareboat Charterer shall also furnish to the Shipowner copies of all other survey and inspection reports within 20 days of the Bareboat Charterer's receipt thereof. The cost of all repairs or changes necessary to cause the Vessel to comply with the requirements of ABS, including changes or additions to such requirements, shall be for the Bareboat Charterer's account.

         (b) The Vessel shall be repaired and overhauled, or caused to be repaired and overhauled, by the Bareboat Charterer, and for the Bareboat Charterer's account, whenever reasonably necessary, but at least as often as may be required by applicable regulations of both the United States Coast Guard and by ABS. The Bareboat Charterer shall, at its expense, promptly and duly comply with all requirements of ABS in order to maintain class as provided in this Article, including those resulting from each special survey of the Vessel. The Vessel shall be drydocked, cleaned and the bottom painted, whenever necessary to keep the Vessel in the condition required by the first sentence of Article 4(a) hereof by the Bareboat Charterer, but at least as often as may be required by applicable regulations of both the United States Coast Guard and by ABS and at such intervals thereafter as the Shipowner shall from time to time determine. The Bareboat Charterer shall give the Shipowner written notice of the time and place of each such proposed drydocking 45 days in advance if practicable, but otherwise as long in advance as may be practicable under the circumstances, in order that the Shipowner may, if it so desires, have authorized representatives present at such drydocking and otherwise inspect the Vessel at its own expense.

         (c) Subject to any applicable laws and regulations, the Shipowner, the Time Charterer, the Secretary, Occidental, or their authorized representatives, shall have the right at reasonable times, on reasonable notice and at their own expense, without causing undue delay to the Vessel's operation, to inspect the Vessel in order to ascertain its condition and to ascertain that the Vessel is being properly repaired and maintained in accordance with this Article 4, but inspection in drydock shall be made only when the Vessel shall be in drydock under the provisions of Article 4(b) hereof. The Bareboat Charterer shall make, or cause to be made, all repairs, without expense to the Shipowner, as such inspection may show to be required in order to meet the requirements of this Article 4. The Bareboat Charterer shall (i) permit the Shipowner, the Secretary, Occidental, or the Time Charterer, or their authorized representatives, to inspect the Vessel's logs and papers whenever requested, on reasonable notice, and to a reasonable extent, without causing undue delay to the Vessel's operation, and (ii) furnish the Shipowner, the Secretary, Occidental, and the Time Charterer with full information regarding any casualties or other accidents or damage to the Vessel.

         (d) Within 45 days after the end of each calendar year, the Bareboat Charterer shall deliver an Officer's Certificate to the Shipowner stating for the portion of the Calendar Year ended during which Bareboat Charterer had possession of the Vessel pursuant to the provisions of this Bareboat Charter:

                  (i) whether the Vessel has been maintained and repaired in accordance with this Bareboat Charter;

                  (ii) the specifics of any material changes and any repairs involving an amount in excess of $250,000 which have been made to the Vessel; and

                  (iii) whether any drydocking occurred and the actions taken during such drydocking.

         (e) Neither the Shipowner nor the Time Charterer shall have any obligation hereunder to make any inspection or examination or shall incur any liability or obligation by reason of not making any inspection or examination under this Article 4.

                                    ARTICLE 5
                           USE OF STORES AND EQUIPMENT

         (a) A complete inventory of the Vessel's entire equipment, outfit, appliances and of all consumable stores on board the Vessel shall be made by the Bareboat Charterer in conjunction with the Shipowner or its designee on or before the commencement of this Bareboat Charter and again upon termination of this Bareboat Charter or replacement of the Bareboat Charterer as bareboat charterer of the Vessel. The Shipowner and the Bareboat Charterer acknowledge that such fuel, diesel oil, fresh water, lubricating oil, greases and consumable stores as may be on board the Vessel at the time of delivery thereof to the Bareboat Charterer will be the property of the Time Charterer, but may be utilized by the Bareboat Charterer in performing its obligations under the provisions of this Bareboat Charter. On redelivery or retaking of the Vessel any such fuel, diesel oil, fresh water, lubricating oil, greases and consumable stores that may be on board the Vessel shall become the property of the Shipowner.

         (b) The Bareboat Charterer shall have the use, without additional payment to the Shipowner, of all outfit, equipment (including cabin, crew and galley equipment), furniture, furnishings, appliances, spare and replacement parts and non-consumable stores as shall have been on board the Vessel at the time of delivery thereof to the Bareboat Charterer, as evidenced by the inventory of such items supplied by the Shipowner on the Delivery Date. The same or their substantial equivalent shall be returned to the Shipowner upon redelivery of the Vessel pursuant to Article 13 hereof in the same good order and condition as received, ordinary wear and tear excepted. Any such items damaged or so worn in service as to be unfit for use or for use as a spare part for replacement purposes, or lost or destroyed, shall be replaced or made good by the Bareboat Charterer in kind at or before redelivery or, at the Shipowner's option, the Bareboat Charterer may pay the Shipowner for such items which are not required for the operation of the Vessel at the current market prices therefor (including transportation and installation costs) at the port and time of redelivery.

         (c) The Bareboat Charterer shall provide, or cause to be provided, at its own expense, such additional outfit, furniture, furnishings, appliances, spare and replacement parts, tools and stores, not required by Articles 3(d) or 4(a) hereof, as may be required for the operation of the Vessel under the Time Charter. Such additional property so provided shall not become part of the Vessel but shall remain the property of the Bareboat Charterer, and the Bareboat Charterer may, but need not, remove the same, without expense to the Shipowner, at or before such redelivery, provided that if such property is removed the Vessel shall be restored prior to redelivery to the condition it would have been in if such property had never been installed, ordinary wear and tear excepted. Any item of such property which is on board the Vessel and not so removed at the time of such redelivery shall become the property of the Shipowner.

         (d) All outfit, equipment, furniture, furnishings, appliances, spare and replacement parts, tools and stores as shall be installed or placed on board the Vessel in order to comply with Articles 3(d) or 4(a) hereof shall, immediately upon such installation or replacement on board and without necessity of further act, become part of the Vessel and the property of the Shipowner.

                                    ARTICLE 6
                   BAREBOAT CHARTERER'S CHANGES; INSTALLATION
                        OF EQUIPMENT AND REMOVAL OF PARTS

         (a) The Bareboat Charterer shall make, or cause to be made, at its sole cost and expense, any structural change or alteration in the Vessel and install any additional equipment on the Vessel, which is required by Articles 3(d) or 4(a) hereof. In addition to any changes in the Vessel required to comply with the provisions of Articles 3(d) or 4(a) hereof, the Bareboat Charterer may, subject to the approval of the Secretary to the extent required by the Security Agreement or of Occidental to the extent required by the Second Mortgage, at its sole cost and expense, make any additional structural changes and alterations in the Vessel, but with the prior written consent of the Shipowner; provided, however, that such changes and alterations do not (i) diminish the seaworthiness, utility or market value of the Vessel, (ii) adversely affect the ABS classification and rating required to be maintained hereunder, (iii) conflict with or result in a violation of any other provisions of this Bareboat Charter or (iv) require the Vessel to be re-documented. All such changes and alterations shall be expeditiously completed in good and workmanlike manner, and all equipment and material installed in connection therewith shall, without necessity of further act, become part of the Vessel and the property of the Shipowner.

         (b) Subject to the provisions of Articles 3(d) and 4(a) hereof and with the written permission of the Time Charterer, the Bareboat Charterer may install or cause to be installed any pumps, gear or equipment it may require in addition to that on board the Vessel at the time of delivery thereof, provided that such installations are accomplished without expense to the Shipowner. Pumps, gear and equipment so installed shall without necessity of further act, become part of the Vessel and the property of the Shipowner; provided, however, that any time prior to redelivery of the Vessel pursuant to Article 13 hereof, and so long as no event of

Bareboat Default shall have occurred and be continuing, any such pumps, gear or equipment not required to be installed in order to meet the requirements of
Article 3(d) or of Article 4(a) hereof and not installed as replacement for property on board the Vessel at the time of delivery thereof, may be removed by the Bareboat Charterer, at its own expense, provided that the Vessel is restored prior to such redelivery to the condition it would have been in if such pumps, gear or other equipment had never been installed, ordinary wear and tear excepted; otherwise such pumps, gear and equipment remaining on board at such redelivery shall, without necessity of further act, remain the property of the Shipowner.

         (c) Subject to provisions of Articles 3(d) and 4(a) hereof, the Bareboat Charterer may, in the ordinary course of maintenance, repair or overhaul of the Vessel, remove or cause to be removed any item of property constituting a part of the Vessel, provided such item of property, other than pumps, gear or equipment installed pursuant to Article 6(b) hereof, is replaced as promptly as possible by an item of property which is free and clear of all security interests, liens, encumbrances and rights of others, is in a good operating condition, renders the Vessel as seaworthy and has a value and utility at least equal to the item of property being replaced. Any item of property removed from the Vessel as provided in the preceding sentence shall be disposed of in a good faith manner with any proceeds resulting therefrom being credited against Operating Costs. Any such replacement item of property shall, without necessity of further act, become part of the Vessel and the property of the Shipowner.

         (d) The Bareboat Charterer shall have the right to paint the Vessel in its own colors or those of any subcharterer or other user of the Vessel, to name or re-name the Vessel or permit any such subcharterer or user to name or re-name the Vessel, to install and display its or such subcharterer's or user's stack insignia and to fly its or such subcharterer's or user's house flag, all without expense to the Shipowner, and the Bareboat Charterer shall remove, or cause to be removed, such flag and insignia, and, at its own expense, if requested by the Shipowner, shall remove, or cause to be removed, any distinctive colors, prior to redelivery.

         (e) Basic Hire shall continue unabated during any construction undertaken to change the Vessel. The Shipowner, the United States, and Occidental shall be named as additional assureds on any builder's risks or other insurance policy entered into by or for the benefit of the Bareboat Charterer incident to construction undertaken to change the Vessel.

                                    ARTICLE 7
                              LIENS AND ATTACHMENTS

         (a) If the Vessel is ever libeled or otherwise attached, levied upon or taken into custody, or detained or sequestered, by virtue of any proceeding in any court or tribunal, or by any governmental or other authority, in any country or nation of the world, on account of any mortgage, pledge, lien, encumbrance or claim on or with respect to the Vessel or its profits, the Bareboat Charterer shall immediately give notice thereof to the Shipowner, the Secretary and Occidental by electronic means, confirmed by letter, and, subject to the obligations of the Bareboat Charterer under the next sentence of this Article 7(a), the Time Charterer in the Time Charter has agreed, at its sole cost and expense promptly to take or cause to be taken such action as may be necessary to cause the Vessel to be released, and such liens or claims to be discharged, within a reasonable time not exceeding 30 days. If any such mortgage, pledge, lien, encumbrance or claim arises, or in the event that the Vessel shall be libeled or otherwise attached, levied upon or taken into custody, or detained or sequestered, by virtue of any proceeding in any court or tribunal, or by any governmental or other authority, on account of any liens or claims against the Bareboat Charterer, any person or entity related to the Bareboat Charterer or any other Person operating the Vessel on behalf of the Bareboat Charterer, which such liens or claims are unrelated to the Bareboat Charterer's chartering of the Vessel or, if related, result from the Bareboat Charterer's failure properly to apply funds paid by the Time Charterer as Operating Costs, the Bareboat Charterer agrees that it shall promptly, at its own cost and expense, remove or cause to be removed such mortgage, pledge, lien, encumbrance or claim, and cause the Vessel to be released, and cause all liens and claims on the Vessel in connection with such libel or other action to be discharged (whether by furnishing a surety bond or otherwise), within a reasonable time not exceeding 30 days.

         (b) After the execution of this Bareboat Charter, no additional mortgage, lien, charge or other encumbrance shall be placed on the Vessel or its profits by the Bareboat Charterer without the prior written consent of the Shipowner, the Secretary and Occidental.

         (c) Neither the Shipowner, the Bareboat Charterer, any sub-bareboat charterer, time charterer, the Master of the Vessel, nor any other person has or shall have any right, power or authority, to create, incur or permit to be placed or imposed upon the Vessel any mortgage, lien, charge or other encumbrance whatsoever except:

         (1) the liens of the Mortgage and the Second Mortgage; and

         (2) this Bareboat Charter and any assignments and subcharters permitted under this Bareboat Charter; and

         (3) liens for Crew's Wages, for salvage (including contract salvage) and general average which are:

                  (i) not yet due and payable, or

                  (ii) either unclaimed or covered by insurance, or

                  (iii) being contested by appropriate proceedings diligently conducted so long as such proceedings do not involve a significant risk of a sale, forfeiture or loss of the Vessel; and

         (4) contract and tort liens arising out of or incident to current operations of, or repairs to, the Vessel (except for liens for Crew's Wages, salvage and general average) which are subordinate to the liens of the Mortgage and the Second Mortgage or liens covered by insurance or includable in any deductible applicable thereto and which are:

                  (i) based on claims not yet due and payable, or

                  (ii) being contested by appropriate proceedings diligently conducted so long as such proceedings do not involve a significant risk of a sale, forfeiture or loss of the Vessel.

         (d) The Bareboat Charterer agrees to warrant and defend the title to, and the possession of, the Vessel against the claims of all persons arising during the Charter Period. The Bareboat Charterer agrees to cause a true copy of this Bareboat Charter, and a certified copy of the Mortgage and the Second Mortgage, as furnished by the Shipowner, to be placed with the Vessel's papers on board the Vessel and to exhibit, or cause to be exhibited, the same, on demand, to any person having business with the Vessel which may give rise to a maritime lien upon the Vessel or to the sale, conveyance, mortgage or charter thereof, and, on demand, to any representative of the Shipowner.

         (e) The Bareboat Charterer shall cause to be placed and prominently displayed in the Master's cabin or office and the chart room of the tug a framed printed notice, of such size that the printed matter covers a space not less than six inches in width and nine inches in length, and on the barge, a notice not less than six inches in width and nine inches in length, affixed by means of a durable plate, in both cases reading as follows:

                   "NOTICE OF PREFERRED MORTGAGES AND CHARTER

                  This Vessel is owned by Julius Owner Corporation, a Delaware corporation and (i) is covered by a First Preferred Fleet Mortgage dated as of March 18, 1981, in favor of the United States of America, under authority of Chapter 313, Title 46 of the United States Code, as amended and supplemented, (ii) is covered by a Second Preferred Fleet Mortgage dated ____, 1999, in favor of Occidental Petroleum Corporation, under authority of Chapter 313, Title 46 of the United States Code, and (iii) is under bareboat charter (the "Bareboat Charter") dated ____, 1999, to Julius ODS Corporation (the "Bareboat Charterer"). Under the terms of said Mortgages and said Bareboat Charter, neither the Shipowner, Bareboat Charterer, the Master of this Vessel, nor any other person has any right, power or authority to create, incur or impose, or permit to be placed, or imposed, upon this Vessel any lien other than statutory liens of the Mortgages or incident to current operations of this Vessel and certain liens in favor of the United States of America."


                                    ARTICLE 8
                                    INSURANCE

         (a) The Bareboat Charterer shall provide and maintain, or cause to be provided and maintained, at its own expense, insurance on or with respect to the Vessel and the operation thereof during the Charter Period as follows:

                  (1) Marine navigating risk hull and machinery insurance or port risk hull and machinery insurance (when permitted under this Article 8 (a)) and marine war navigating risk hull and machinery insurance, together with increased value and total loss only insurance, in each case to the extent permitted by such policies. During the Original Term, such insurance (including such increased value and total loss only insurance) shall be in amounts aggregating at all times not less than the greater of 105 percent of the then Stipulated Loss Value or the full commercial value (as determined by the Secretary pursuant to the Security Agreement, until the Security Agreement shall have been discharged) of the Vessel, but in no event less than 110 percent of the aggregate unpaid principal amount of Obligations then Outstanding, including obligations under the Second Mortgage. During any Renewal Term, such insurance shall be in amounts aggregating at all times not less than the full commercial value of the Vessel. While being operated, the Vessel shall always be covered by marine navigating risk hull and machinery insurance and marine war navigating risk hull and machinery insurance. When and while the Vessel is idle or laid up, in lieu of the aforesaid marine navigating risk hull and machinery insurance and increased value and other forms of total loss insurance, the Bareboat Charterer may take out port risk hull and machinery insurance; provided, however, that at all times the Vessel shall be covered by marine war navigating risk hull and machinery insurance. Any of the foregoing insurance may provide for a deductible amount approved by the Secretary, Occidental, and the Shipowner, but no consent or approval shall be required for a deductible amount of up to an aggregate of $500,000 with respect to any accident, occurrence or event other than an actual or constructive total loss of the Vessel in any one year. Any such deductible amount provided for in insurance required to be provided and maintained during the Renewal Term shall be agreed in advance of such Renewal Term by the Bareboat Charterer and the Shipowner.

                  All policies of insurance required under this Article 8(a)(1) shall, unless the Secretary, Occidental, and the Shipowner shall otherwise consent in writing, provide that in the event of an actual or constructive total loss of either of the hulls of the Vessel, the full aggregate amount for which both hulls are insured under any such policies shall be payable (i) until the Security Agreement shall have been discharged, to the Secretary, except as provided in Article 8(c)(2) hereof, and (ii) thereafter, to the Shipowner.

                  (2) Marine and war risk protection and indemnity insurance and, at the Bareboat Charterer's option, excess protection and indemnity insurance and marine multi-liability insurance. During the Charter Period, the foregoing insurance shall be against such risks and in such form as are, and the amount of such insurance shall be not less than such amounts as are, in the opinion of the insurance broker expressed in its most recent report delivered in accordance with, but subject to, the provisions of Article 8(g) hereof, necessary or advisable for the protection of the interests of the Shipowner; provided, however, that during the Original Term such insurance to the extent obtainable shall be in amounts aggregating not less than the greater of (i) 105 percent of the then Stipulated Loss Value of the Vessel, (ii) the full commercial value (as determined by the Secretary) of the Vessel, (iii) 110 percent of the aggregate principal amount of the obligations then Outstanding, including the obligations under the Second Mortgage, or (iv) such amount, which is then reasonably obtainable by prudent shipowners and managing agents, as may be approved from time to time by the Secretary; and provided further, that during any Renewal Term such insurance to the extent obtainable shall be in amounts aggregating not less than the full commercial value of the Vessel (as determined by the Bareboat Charterer and not disapproved by the Shipowner in the reasonable exercise of its discretion within 30 days after its receipt of a notice of such determination, or in the absence of agreement, as determined by the Appraisal Procedure). The Shipowner shall have the right to require that such insurance provide for deductibles in amounts approved by the Secretary, but that no consent or approval shall be required if such deductibles aggregate not more than $250,000 with respect to any accident, occurrence or event and $250,000 with respect to each cargo or property carried. (3) Insurance against liability under law or international convention arising out of pollution, spillage or leakage. Subject to the provisions of the next sentence, during the Charter Period, the foregoing insurance shall be against such risks and in such forms as are, and the amount of such insurance shall be not less than such amounts as are, in the opinion of the insurance broker expressed in its most recent report delivered in accordance with, but subject to, the provisions of Article 8(g) hereof, necessary or advisable for the protection of the interests of the Shipowner. During the Charter Period, such insurance to the extent obtainable shall be in an amount equaling at all times not less than $700,000,000 with respect to any occurrence.

                  (4) Such insurance to the extent obtainable on or with respect to the Vessel and the operation thereof as the Shipowner is required to provide and maintain pursuant to the terms of the Security Agreement and the Second Mortgage.

                  (b) (1) All insurance required to be taken out and maintained pursuant to the terms of this Bareboat Charter shall include the United States (as Mortgagee under the Mortgage), Occidental (as Mortgagee under the Second Mortgage), the Shipowner, the Bareboat Charterer, the Time Charterer, and any sub-charterer and operator of the Vessel which is an Affiliate of the Bareboat Charterer as additional assureds as their interests may appear, and the policies or certificates of insurance shall provide that there shall be no recourse against the Shipowner, the Bareboat Charterer, the United States or Occidental for the payment of premiums, commissions, club calls, assessments or advances.

                  (2) All insurance carried pursuant to Article 8(a) hereof shall contain provisions or endorsements (A) waiving the insurer's right to subrogation against the United States (as Mortgagee under the Mortgage), Occidental (as Mortgagee under the Second Mortgage), the Shipowner, the Bareboat Charterer, the Time Charterer, and any sub-charterer and operator of the Vessel which is an Affiliate of the Bareboat Charterer and, to the extent obtainable, such of its corporate Affiliates as the Bareboat Charterer shall designate, unless any such Person shall request that a waiver of subrogation in favor of it not be obtained, in which event it need not be, (B) stating that such insurance is primary insurance without any right of contribution with respect to any insurance carried by or on behalf of the Shipowner , other than as provided pursuant to this Bareboat Charter, on the same interest insured and
(C) stating that inasmuch as such insurance covers more than one insured person, all terms, conditions and exclusions shall be treated as if a separate policy of insurance were issued to each insured, and the inclusion in the policies of more than one assured shall not operate to increase the liability of the insurers.

                  (3) Except with respect to the Hull War Risks and Strikes Clauses to which 14 days' notice or Automatic Termination provisions apply and except with respect to the Protection and Indemnity insurance to which a 14 day notice provision applies, the policies in respect of insurance carried pursuant to Article 8(a) hereof shall provide that at least 10 days (and to the extent reasonably available, 30 days') prior notice by United States certified mail, return receipt requested, shall be given to the Shipowner, the Bareboat Charterer, the Secretary and Occidental by the underwriters of any cancellation for the nonpayment of premiums, commissions, club calls, assessments or advances. Each policy in respect of such insurance shall further provide, to the extent reasonably available from the underwriter of such policy, that at least 30 days' prior notice by United States certified mail, return receipt requested, shall be given to the Shipowner, the Bareboat Charterer, the Secretary and Occidental by the underwriter of any termination, cancellation, lapse or material modification of the terms of such policy. If the Bareboat Charterer receives, but the Shipowner does not receive, any notice referred to in the preceding sentence, the Bareboat Charterer shall promptly deliver a copy of such notice to the Shipowner, the Secretary and Occidental.

         (c) All policies of insurance required to be taken out and maintained pursuant to the terms of this Bareboat Charter or other evidence thereof shall provide that losses thereunder shall be payable (i) until the Security Agreement shall have been discharged, to the Secretary for application pursuant to the Security Agreement and thereafter to Occidental pursuant to the Second Mortgage, and (ii) thereafter, to the Shipowner; provided, however, that such policies of insurance or other evidence thereof shall provide that:

                  (1) in the case of insurance carried pursuant to Article 8(a)(2) hereof or Section 2.07(e) of Exhibit 1 to the Security Agreement or the provisions of the Second Mortgage:

                           (i) if neither the Shipowner nor the Bareboat
Charterer has incurred the loss, damage or expense in question, any loss under such insurance may be paid directly to the Person by whom any liability covered by such policies or certificates has been incurred (whether or not a Default under the security Agreement then exists), and

                           (ii) if the Shipowner or the Bareboat Charterer shall
have incurred the loss, damage or expense in, question, and shall have presented to the underwriters satisfactory evidence that the liability insured against has been discharged or is being discharged simultaneously with such payment, any such loss under such insurance shall be paid to the Shipowner or the Bareboat Charterer, as the case may be, in reimbursement, if there is no existing Default under the Security Agreement or the Second Mortgage of which the underwriter has written notice from the Shipowner, the Bareboat Charterer or the Secretary, or, if there is such an existing Default, to the Secretary to be held and applied pursuant to the Security Agreement; and thereafter to Occidental pursuant to the Second Mortgage; and

                  (2) in the case of insurance carried pursuant to Article 8(a)(1) hereof or Section 2.07(b) of Exhibit 1 to the Security Agreement or the Second Mortgage, so long as the accident, occurrence or event does not result in an Event of Loss, payment of all losses up to $250,000 (or such higher figure as the Secretary may from time to time approve) by all insurance underwriters with respect to any one accident, occurrence or event may be made (i) directly for the repair or other charges involved, or (ii) directly to the Bareboat Charterer as reimbursement if the Bareboat Charterer shall have first fully repaired the damage and paid the cost thereof and the other charges involved, and the underwriters shall have received evidence of such repair and payment or that such payment will be made simultaneously with the payment by the underwriters; provided, however, that the underwriters shall not have received written notice from the Secretary, Occidental, the Bareboat Charterer or the Shipowner as to the occurrence of a Default under the Security Agreement or the Second Mortgage or, if so, have been notified by the Secretary in writing that such Default under the Security Agreement or by Occidental in writing that such Default under the Second Mortgage has been cured or waived.

         (d) In the event that a claim is made against the Vessel for loss, damage or expense which is covered by insurance, and it is necessary for the Bareboat Charterer to obtain a bond or to supply other security to prevent arrest of the Vessel or to release the Vessel from arrest on account of said claim, the Shipowner shall on request of the Bareboat Charterer, assign to any person executing a surety or guarantee bond or other agreement to save or release the Vessel from such arrest, all right, title and interest of the Shipowner in and to said insurance covering said loss, damage or expense as collateral security to indemnify against liability under said bond or other agreement; provided, however, that (i) the Secretary shall have advised the Shipowner that the United States has so assigned its right, title and interest in and to such insurance proceeds and (ii) no Event of Bareboat Default shall have occurred and be continuing.

         (e) The Bareboat Charterer shall have the duty and responsibility to make, or cause to be made, at its own expense, all proofs of loss and take or cause to be taken any and all other steps necessary to effect prompt collections from underwriters for any loss under any insurance on or with respect to the Vessel or the operation thereof pursuant to Article 8(a) hereof. The Shipowner shall cooperate in making all proofs of loss and take all other reasonable steps necessary to effect collection from underwriters.

         (f) The insurance provided and maintained on or with respect to the Vessel or the operation thereof in accordance with this Bareboat Charter shall be on such forms of policies or other evidence thereof as are required by
Section 2.07 of Exhibit 1 to the Security Agreement until the Security Agreement shall have been satisfied and discharged and thereafter as required by the Second Mortgage, and thereafter as are recommended by the insurance brokers referred to in Article 8(g) hereof as being customary at the time for vessels of similar size, type, trade and cargo.

         (g) (1) The Bareboat Charterer shall furnish, or cause to be furnished, to the Shipowner, the Secretary (so long as the Security Agreement shall not have been satisfied and discharged), and Occidental (so long as the Second Mortgage shall not have been satisfied and discharged) on the Delivery Date and on each annual anniversary thereafter, a detailed report, signed by marine insurance brokers designated by the Bareboat Charterer satisfactory to the Shipowner and the Secretary (so long as the Security Agreement shall not have been satisfied and discharged) and Occidental (so long as the Second Mortgage shall not have been satisfied and discharged), describing the insurance carried and maintained on or with respect to the Vessel and the operation thereof and stating, in effect, that such insurance complies in all respects with the applicable requirements of this Bareboat Charter, the Security Agreement and the Second Mortgage.

                  (2) Such report shall state that in the opinion of such insurance broker, the liability insurance referred to in Articles 8(a)(2) and 8(a)(3) hereof then carried on the Vessel is against such respective risks and in such respective forms as are, and the respective amounts of such insurance are not less than such amounts as are, necessary or advisable for the protection of the interest of the Shipowner. Such report shall further state that, in the opinion of such insurance broker, all insurance carried pursuant to Article 8(a) hereof is underwritten by satisfactory insurance companies, underwriters associations or underwriting funds.

                  (3) In connection with any insurance obtained by the Bareboat Charterer under this Article 8, the Bareboat Charterer will cause such insurance broker to agree (i) to advise the Shipowner, the Secretary and Occidental promptly of any default in the payment of any premium, commission, club call, assessment or advance required (whether for new insurance or for insurance replacing, renewing or extending existing insurance) and of any other act, omission or event of which such insurance broker has knowledge and which in its sole judgement (A) might invalidate or render unenforceable, or cause the cancellation or lapse or prevent the renewal or extension of, in whole or in part, any insurance carried pursuant to Article 8(a) hereof, (B) or might result in any material modification of the terms of any such insurance or (C) has or might result in any such insurance not being in compliance with the applicable requirements of this Bareboat Charter, the Security Agreement and the Second

Mortgage, and (ii) to furnish the Shipowner, the Secretary and Occidental from time to time, upon request, detailed information with respect to any of the insurance carried on or with respect to the Vessel or the operation thereof.

                  (4) At any time during the Charter Period, the Bareboat Charterer's insurance broker which is then acting pursuant to Article 8(g)(1) hereof may (but shall not be obligated hereto to do so) furnish to the Secretary, Occidental, and the Shipowner a report, in addition to the report required pursuant to Article 8(g)(1) hereof, to the effect that, in the opinion of such insurance broker, the amount of any liability insurance referred to in Articles 8(a)(2) or 8(a)(3) hereof then carried on the Vessel is either higher or lower than an amount (the "New Amount"), specified in such additional report, which is necessary or advisable for the protection of the interests of the Shipowner. If any such additional report is received and the New Amount specified therein for any such liability insurance is higher than that then carried on the Vessel, the Bareboat Charterer shall obtain, as promptly as practicable, an additional amount of such liability insurance so that the amount thereof is at least equal to such New Amount. If any such additional report is received and the New Amount specified therein for any such liability insurance is lower than that then carried on the Vessel, the Bareboat Charterer may reduce the amount of such liability insurance, so long as the reduced amount thereof is at least equal to such New Amount and, if such additional report relates to any liability insurance referred to in Articles 8(a)(2) or 8(a)(3) hereof, such reduced amount thereof is not less than the minimum amount of such insurance required to be carried by such Articles 8(a)(2) or 8(a)(3) hereof.

         (h) The Bareboat Charterer shall deliver, or cause to be delivered, to the Secretary (so long as the Security Agreement shall not have been satisfied and discharged) and to

Occidental (so long as the Second Mortgage shall not have been satisfied and discharged) and to the Shipowner, evidence satisfactory to each of them that the insurance required to be provided and maintained pursuant to this Bareboat Charter has been issued and in full force and effect.

         (i) Nothing in this Article 8 shall prohibit the Bareboat Charterer, or if the Bareboat Charterer does not in the first instance, the Shipowner, from placing, at the expense of the Bareboat Charterer, insurance on or with respect to the Vessel or the operation thereof in an amount exceeding the full commercial value of the Vessel, or 110 percent of the aggregate principal amount of the Obligations then Outstanding or 105 percent of the then Stipulated Loss Value, as provided in Article 8(a)(1) hereof, unless such insurance would conflict with or otherwise limit the insurance to be provided or maintained in accordance with Article 8(a) hereof. The Bareboat Charterer agrees, upon receipt of a Request of, and payment of the premium therefor by the Shipowner, to apply for and carry, or cause to be applied for and carried, any insurance permitted to be carried by the Shipowner pursuant to the preceding sentence, to the extent such insurance is available, with the Shipowner named as the sole loss payee. The Bareboat Charterer agrees to furnish the Shipowner and the Secretary, as the case may be, until the Security Agreement shall have been discharged, promptly with copies of all policies relating to such insurance.

         (j) The Bareboat Charterer will cause all insurance required to be provided and maintained by this Bareboat Charter with marine insurance companies, underwriters associations or underwriting funds approved by the Shipowner and, until the Security Agreement shall have been discharged, the Secretary, which approval of the Shipowner shall not be unreasonably withheld or delayed.

         (k) The Bareboat Charterer shall not declare or agree upon a compromised, constructive or agreed total loss of the Vessel without the prior written consent of the Shipowner, and, until the Security Agreement shall have been discharged, the Secretary and thereafter Occidental while the Second Mortgage is in effect.

                                    ARTICLE 9
                        TERM OF BAREBOAT CHARTER, OPTION
                             TO RENEW AND BASIC HIRE

         (a) Unless sooner terminated in accordance with its terms, this Bareboat Charter shall be in effect from the Effective Date for the balance of the Original Term then remaining and shall be extended for the same period as the Time Charter is extended pursuant to the provisions of Section 3.2 of the Time Charter.

         (b) The Bareboat Charterer shall, on each Charter Hire Payment Date, pay in immediately available funds to the Shipowner as hire for the use and services of the Vessel during the continuance of this Bareboat Charter Basic Hire an amount equal to the amount of principal and interest then due on the Obligations. The Bareboat Charterer shall also pay as Supplemental Hire when the same shall become due: directly to the Indenture Trustee during the period any Obligations are outstanding, the Indenture Trustee Fees; directly to the Secretary during the period any Obligations are outstanding, the Guarantee Fees and directly to the Depository during the period any Obligations are outstanding, the Depository Fees. Payments made by a Guarantor pursuant to its Guarantee shall, to the extent of such payments, be deemed payments made by Bareboat Charterer to the Shipowner pursuant to this Article 9(b). Payment of Indenture Trustee Fees, Guarantee Fees and Depository Fees need not be paid in immediately available funds.

         (c) In the event any amount of Basic Hire payable pursuant to the first sentence of this Article 9 is not paid when due as provided in this Article 9, the Bareboat Charterer promises to pay promptly, upon demand, in addition to such amount of Basic Hire, interest (i) to, or on the order of the Shipowner in an amount equal to the amount of the penalty interest due for the nonpayment of principal of, and interest specified in the Obligations as a result of non-payment when due of such principal of, premium, if any, and interest on such Obligations, and (ii) to the Shipowner at the Interest Rate as applied to the amount of such unpaid Basic Hire (other than any unpaid Basic Hire payable in respect of principal of, premium, if any, and interest on the Obligations), for the period from the due date of such Basic Hire until the date of payment thereof. Payments of such interest made by a Guarantor pursuant to its Guarantee shall, to the extent of such payments, be deemed payments made by Bareboat Charterer pursuant to this Article 9(c).

         (d) In the event any amount of Stipulated Loss Value or Supplemental Hire (including any amount payable under Article 15(c) hereof) is not paid when due pursuant to this Bareboat Charter, the Bareboat Charterer promises to pay, in addition to such amount of Stipulated Loss Value or Supplemental Hire, interest promptly upon demand (i) to, or on the order of, the Shipowner, in an amount equal to the amount of the penalty interest due for the nonpayment of the principal of, premium, if any, and interest specified in the Obligations as a result of non-payment when due of such principal of, premium, if any, and interest on the Obligations, and (ii) to the Shipowner at the Interest Rate as applied to the amount of such unpaid Stipulated Loss Value or Supplemental Hire (other than any unpaid portions of such amounts payable in respect of principal of, premium, if any, and interest on the Obligations) for the period from the due date of such unpaid Stipulated Loss Value or Supplemental Hire until the date of payment thereof.

         (e) It is understood and agreed that all provisions of this Bareboat Charter are under all circumstances to be construed and applied so that the Shipowner will at all times be paid when due, whether or not the Shipowner has performed under this Bareboat Charter, any and all amounts payable to it during the Charter Period pursuant to any of the provisions of this Bareboat Charter and without setoff or adjustment for any claim whatsoever of the Bareboat Charterer. In addition, the Bareboat Charterer hereby agrees that, in the event that the Shipowner fails to perform any covenant or obligation under this Bareboat Charter, the Bareboat Charterer shall nevertheless make all payments required to be made by it hereunder, when due, and otherwise perform all of its obligations hereunder, provided, however, to the extent that a Guarantor, pursuant to its Guarantee makes any payment required to be made by the Bareboat Charterer hereunder, or performs any obligation required to be performed by the Bareboat Charterer hereunder, such payment or performance shall be deemed, solely as between the Shipowner and the Bareboat Charterer, to be performance or payment by the Bareboat Charterer hereunder to the extent of the amounts so paid by such Guarantor or Occidental. Nothing in this Article 9(e) shall be, or shall be deemed to be, a waiver by the Bareboat Charterer of any rights against the Shipowner under any specific indemnity in this Bareboat Charter.

         (f) This Bareboat Charter may not be cancelled or terminated, except in accordance with the express provisions hereof, for any reason whatsoever, and the Bareboat Charterer shall have no right to be relieved or discharged from any obligation or liability under this Bareboat Charter, except as otherwise expressly provided herein, for any reason whatsoever. The

Bareboat Charterer hereby waives, to the extent permitted by applicable law, any and all rights which it may now have or which at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Bareboat Charter except as otherwise expressly provided herein. The Bareboat Charterer acknowledges and agrees that its obligation to pay Basic Hire, Stipulated Loss Value, Supplemental Hire, any amounts otherwise payable under this Article 9 and any other amount to be paid by the Bareboat Charterer hereunder shall be absolute and unconditional, under any and all circumstances, shall not be subject to any counterclaim, setoff, deduction, abatement or defense based upon any claim the Bareboat Charterer may have against the Shipowner, the Shipbuilder, the Indenture Trustee or any other person whatsoever, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by any circumstance or condition (whether or not the Bareboat Charterer shall have any knowledge or notice thereof), including, but not limited to: (a) any amendment or modification of or supplement to this Bareboat Charter, any agreements relating to any part thereof or any other instrument or agreement applicable to the Vessel or any part thereof or any assignment or transfer of any part thereof, or any furnishing or acceptance of additional security, or any release of any security, or any failure or inability to perfect any security, (b) any failure on the part of the Shipowner, the Indenture Trustee, or any other person to perform or comply with any term of this Bareboat Charter or any other such instrument or agreement; (c) any waiver, consent, change, extension, indulgence or other action or inaction under or in respect of this Bareboat Charter, or any other such instrument or agreement or any exercise or nonexercise of any right, remedy, power or privilege under or in respect of any such instrument or agreement; (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to the

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
Shipowner, the Indenture Trustee, the Bareboat Charterer, or any Affiliate of any thereof, or their respective properties or creditors, or any action taken by any court, trustee, receiver or liquidating agent in any such proceeding, including, without limitation, any termination or rejection of this Bareboat Charter, or any assignment thereof by any court, trustee, receiver or liquidating agent of the Bareboat Charterer or the Shipowner or of any of their respective properties in any such proceeding, (e) any limitation on the liability or obligations of the Bareboat Charterer under this Bareboat Charter or any termination, cancellation, frustration, invalidity, irregularity or unenforceability, in whole or in part, of this Bareboat Charter or any term thereof or any lack of power or authority of the Shipowner or the Bareboat Charterer to enter into this Bareboat Charter; (f) any assignment or other transfer of this Bareboat Charter by the Bareboat Charterer or any lien, charge or encumbrance, from whatever source arising, on or affecting the Bareboat Charterer's estate in, or any subchartering of, all or any part of the Vessel (whether or not pursuant to the express provisions of this Bareboat Charter);
(g) any damage to, or loss, destruction, requisition, seizure, forfeiture or marshal's or other sale of the Vessel or any exercise of rights with respect to the Vessel under the Mortgage or the Second Mortgage; (h) any libel, attachment, levy, detention, sequestration or taking into custody of the Vessel, or any interruption or prevention of or restriction on or interference with the use or possession of the Vessel; (i) any title defect or encumbrance or any dispossession from the Vessel by title paramount or otherwise; (j) any act, omission, misrepresentation or breach on the part of the Shipowner or the Bareboat Charterer under this Bareboat Charter, or any other agreement at any time existing between the Shipowner and the Bareboat Charterer or under any statute, law or governmental regulation; (k) any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a bareboat charterer and irrespective of any other circumstance which might otherwise limit the recourse against the Bareboat Charterer, (l) any defect in the seaworthiness, condition, design, operation or fitness for use of the Vessel or the ineligibility of the Vessel for any particular trade; (m) any ineligibility of the Vessel for documentation under the laws of the United States; or (n) any other occurrence or condition whatsoever, foreseen or unforeseen, whether similar or dissimilar to the foregoing, now existing or hereafter occurring. Even though the Bareboat Charterer shall be deprived of or limited in the use of the Vessel in any respect or for any length of time, whether or not by reason of some act, omission or breach on the part of the Shipowner, the Bareboat Charterer or any other party, whether or not resulting from accident and whether or not without fault on the part of the Bareboat Charterer, the Bareboat Charterer will continue to make all payments required of the Bareboat Charterer by the terms of this Bareboat Charter, whether for Basic Hire, Stipulated Loss Value, Supplemental Hire or otherwise, without interruption or abatement, unless and until this Bareboat Charter shall have terminated with respect to the Vessel in accordance with the express provisions hereof. If for any reason whatsoever this Bareboat Charter shall be terminated in whole or in part by operation of law or otherwise, except as specifically provided herein, the Bareboat Charterer nonetheless agrees to pay an amount equal to each payment of Basic Hire, Stipulated Loss Value, or other amounts at the time such payment would have become due and payable in accordance with the terms hereof had this Bareboat Charter not been terminated in whole or in part.

                                   ARTICLE 10
                      EVENT OF LOSS AND RIGHT TO TERMINATE

         (a) In case an Event of Loss occurs during the Original Term, the Bareboat Charterer shall give prompt written notice to the Shipowner (with a copy to the Indenture

Trustee and the Secretary) of such Event of Loss and the Bareboat Charterer shall thereafter give written notice to the Shipowner (with a copy to the Indenture Trustee and the Secretary) of the Loss Termination Date (the "Loss Termination Date"), which date shall be a Business Day, specified in such notice, not less than 40 days after the date notice of the Event of Loss is given, but not more than 180 days after the date on which such Event of Loss shall be deemed to have occurred, provided, however, that if a constructive or an agreed or compromised total loss of the Vessel is declared or agreed by the underwriters under the insurance more than 105 days after the date of the casualty giving rise to such total loss, then the "Loss Termination Date" shall be 75 days (or the next succeeding Business Day) after the date on which such total loss is declared or agreed by the underwriters. Not later than 10:00 a.m. San Francisco time on such Loss Termination Date, the Bareboat Charterer shall pay to, or on the order of, the Shipowner, the sum of (i) the Stipulated Loss Value applicable to the Loss Termination Date, (ii) the final Indenture Trustee Fees, Guarantee Fees and Depository Fees, (iii) an amount equal to all expenses (including legal and investigatory fees) incurred by, and not otherwise reimbursed to, the Shipowner in connection with the occurrence of the Event of Loss, as set forth in an Officer's Certificate of the Shipowner received by the Bareboat Charterer at least three Business Days prior to the Loss Termination Date, (iv) all amounts of Basic Hire and Supplemental Hire which have become due and payable under this Bareboat Charter but which have not been paid prior to the Loss Termination Date, and (v) any amounts which have become due and payable under the Participation Agreement but which have not been paid prior to the Loss Termination Date.

         (b) In case there occurs an Event of Loss after the Original Term and prior to the end of the Charter Period, and the Bareboat Charterer shall have given prompt written notice to the Shipowner of its election to terminate this Bareboat Charter, then this Bareboat Charter shall terminate on the Loss Termination Date specified in such written notice. Not later than 10:00 a.m. San Francisco time on such Loss Termination Date, the Bareboat Charterer will pay to the Shipowner the sum of
(i) all amounts of Basic Hire and Supplemental Hire which have become due and payable under this Bareboat Charter, but have not been paid prior to the Loss Termination Date, and (ii) the Shipowner expenses as described in clause (iii) of Article 10(a) hereof.

         (c) Against the payment obligations of Bareboat Charterer under Article 10(a) hereof, there shall be credited all Event of Loss Proceeds received prior to the Loss Termination Date by the Indenture Trustee, the Shipowner, or the Secretary, as the case may be. So long as no Event of Bareboat Default shall have occurred and be continuing, all Event of Loss Proceeds up to the amount of payments required to be made by the Bareboat Charterer under Article 10(a) hereof, received at any time by the Shipowner (and which are not required to be paid over to the Indenture Trustee during the Original Term) shall be paid over to the Bareboat Charterer upon payment in full of all amounts required to be paid by the Bareboat Charterer under Article 10(a) hereof, provided, however, that during any Renewal Term the Shipowner shall be entitled to retain an amount equal to the full commercial value of the Vessel as determined pursuant to
Article 8(a) hereof. Until and including the Loss Termination Date, the Bareboat Charterer shall continue to make all payments of Basic Hire and Supplemental Hire when due irrespective of the occurrence of the Event of Loss. This Bareboat Charter shall terminate upon the making by, or on behalf of, the Bareboat Charterer of the payments to the Shipowner required by this Article 10 and all other amounts due and payable under this Bareboat Charter, but which have not been paid prior to the Loss Termination Date. Payments of any amounts due pursuant to this Article 10 made by the Guarantor pursuant to the Bareboat Charter Guarantee shall, to the extent of such payments, be deemed payments made by the Bareboat Charter pursuant to this Article 10.

        (d) Upon termination of this Bareboat Charterer pursuant to this Article 10: (i) the Shipowner shall obtain a release of the Vessel from the liens of the Mortgage and Second Mortgage and of the Secretary under the Security Agreement;
(ii) with the prior written consent, if necessary, of any governmental authority having jurisdiction, the Vessel or its remains, shall be transferred by the Shipowner to the Bareboat Charterer or its designee, such transfer to be without recourse to or warranty by the Shipowner except that the Shipowner shall warrant that it is transferring whatever title it received to the Vessel free and clear of any liens, charges or encumbrances created by it; (iii) the Bareboat Charterer or its designee shall be subrogated to all rights and claims which the Shipowner shall have with respect to the Vessel or its remains or which shall arise in connection with the Event of Loss, and the Bareboat Charterer shall assume all liabilities, if any, with respect to the Vessel and make payment in satisfaction thereof directly to the persons entitled thereto; and (iv) the Bareboat Charterer shall have the power to abandon the Vessel (with the prior written approval of the Secretary, until the Security Agreement shall have been discharged). All costs and expenses of the Shipowner in connection with the taking of any action under this Article 10(d) shall be for the account of, and payable by, the Bareboat Charterer.

                                   ARTICLE 11

                                   [RESERVED]

                                   ARTICLE 12
                               REQUISITION OF USE

         (a) In the event that during the Charter Period the Vessel is requisitioned for use by any governmental authority of the United States or any person acting under color of such governmental authority, on any basis not involving, or not equivalent to, acquisition of title thereto or forfeiture thereof, the Bareboat Charterer shall promptly notify or cause to be notified the Bareboat Charterer by electronic means, confirmed by letter. Unless and until this Bareboat Charter is terminated pursuant to its terms, this Bareboat Charter shall nevertheless continue in effect, and the Bareboat Charterer will continue to remain liable for all other obligations under this Bareboat Charter, other than those obligations the performance of which physically cannot be performed by reason of such requisition of use. The time the Vessel is under such requisition will count as part of the Charter Period.

         (b) (1) In the event that such requisition of use continues for a period of more than 90 days, and the Bareboat Charterer shall have given a Requisition Termination Notice specifying the Requisition Termination Date, then so long as the conditions of Article 12 of the Bareboat Charter have been satisfied, this Bareboat Charter shall terminate; provided, however, that the requisition of use shall be continuing on the Requisition Termination Date.

             (2) During the period from the date of the Requisition Termination Notice until the Requisition Termination Date specified in such notice, the Bareboat Charterer may, if requested by the Shipowner, as agent for the Shipowner, solicit bids for the purchase of the Vessel for cash on the Requisition Termination Date. The Bareboat Charterer shall certify to the Shipowner in writing the amount and terms of any bid received by it and the name and address of the person submitting such bid. If no bid is received under
Article 12 hereof during the period ending on the Requisition Termination Date specified in the Requisition Termination Notice or if the sale of the Vessel to one of the Persons submitting such a bid during such period cannot be consummated, the Requisition Termination Notice shall be deemed rescinded, this Bareboat Charter shall continue in full force and effect and the Bareboat Charterer may thereafter at any time give one or more further Requisition Termination Notices.

         (c) On the Requisition Termination Date, if there are one or more bidders certified to the Shipowner pursuant to Article 12(b)(2) hereof which are qualified pursuant to law to purchase the Vessel, the Shipowner shall elect, in accordance with Article 11 hereof, either (1) to sell the Vessel and the rights to any future Requisition of Use Proceeds attributable to the Vessel to one of such bidders (selected by it in its sole discretion) for cash in the full amount of its bid or (2) to retain ownership of the Vessel. Any sale shall be subject to the prior receipt of all necessary governmental approvals and of the full amount of the purchase price in immediately available funds on the Requisition Termination Date, and shall be without recourse to or warranty by the Shipowner except that the Shipowner shall warrant title to and freedom from liens created by it and persons claiming through it. Except to the extent excused by the requisition described in Article 12(a) hereof, the Bareboat Charterer shall redeliver the Vessel in accordance with Article 13 hereof. The Shipowner shall be entitled to the proceeds of any sale pursuant to this Article 12(c).

         (d) (1) If the Requisition Termination Date occurs during the Original Term, on the Requisition Termination Date, the Bareboat Charterer shall pay to the Depository for deposit into the Bareboat Charter Payment Fund:

                  (x) if the Shipowner has elected to retain ownership of the Vessel, an amount equal to the excess, if any, of Termination Value as of the Requisition Termination Date over the highest bid certified by the Bareboat Charterer to the Shipowner pursuant to Article 12(b)(2) hereof, the maker of which bid is financially competent and qualified pursuant to law to purchase the Vessel; or

                  (y) if the Shipowner shall have elected to sell the Vessel, an amount equal to the excess, if any, of Termination Value as of the Requisition Termination Date over the net proceeds of the sale of the Vessel pursuant to Article 12(c) hereof (or the amount of the highest bid of a bidder qualified pursuant to law to purchase the Vessel if the Shipowner shall have elected to sell the Vessel at a lower price, net of any expenses of the Shipowner with respect to such sale).

         (2) If the Requisition Termination Date occurs during any Renewal Term, on the Requisition Termination Date, the Bareboat Charterer shall pay to the Shipowner an amount, equal to the aggregate amount of Basic Hire determined pursuant to Article 9(b)(2) hereof, calculated on a daily basis, payable from the last Charter Hire Payment Date through the Requisition Termination Date.

                  (e) The Shipowner shall be under no duty to solicit bids with respect to the Vessel, to inquire into the efforts of Bareboat Charterer to obtain bids or otherwise to take any action in connection with any such sale, other than as expressly provided herein. All costs and expenses of the Shipowner in connection with any sale of the Vessel made pursuant to this Article 12 shall be for the account of, and payable by, the Bareboat Charterer.

                  (f) If an Event of Bareboat Default or a Default under the Security Agreement shall have occurred and until such Default shall have been cured or waived, the

Secretary (or if the Security Agreement shall have been discharged, the Shipowner) shall be entitled to receive and retain all Requisition of Use Proceeds; otherwise the Bareboat Charterer shall be entitled to receive and retain all such payments. In the event that this Bareboat Charter is terminated pursuant to this Article 12, the Shipowner, if the Shipowner retains ownership of the Vessel, or the purchaser of the Vessel, as the case may be, shall be entitled to receive and retain all Requisition of Use Proceeds attributable to the period after the Requisition Termination Date.

                  (g) (1) In the event that during the Charter Period, the Vessel is requisitioned for use by any governmental authority (other than by the United States) or any Person or Persons, whether or not acting under color of such governmental authority, the Bareboat Charterer shall promptly notify or cause to be notified the Shipowner, the Secretary and Occidental by electronic means, confirmed by letter. In the case of such requisition, unless such requisition shall be withdrawn, reversed or released within 90 days, the Bareboat Charterer, immediately after the 90-day period, shall give a Requisition Termination Notice specifying the Loss Termination Date (as provided in Article 10(a) of this Bareboat Charter) and thereafter the provisions of
Article 10 hereof for an Event of Loss shall apply.

                       (2) In the event that during the Charter Period there shall occur the capture, condemnation, purchase, seizure or forfeiture of, or any taking of title to, the Vessel by any governmental authority (other than by the United States) or any Person or Persons, whether or not acting under color of such governmental authority, the Bareboat Charterer shall promptly notify or caused to be notified the Shipowner, the Secretary and Occidental by electronic means, confirmed by letter. In the case of such capture, condemnation, confiscation, purchase, seizure or forfeiture of, or any taking of title to, the Vessel, unless such capture, condemnation, confiscation, purchase, seizure or forfeiture of, or any taking of title to, the Vessel shall be withdrawn, reversed or released within 90 days, such capture, condemnation, confiscation, purchase, seizure or forfeiture of, or any taking of title to, the Vessel shall be deemed to be an Event of Loss and the provisions of Article 10 hereof shall apply.

         (h) Until and including the Requisition Termination Date, the Bareboat Charterer shall continue to make payments of Basic Hire and Supplemental Hire when due irrespective of the requisition of use of the Vessel. In addition, on the Requisition Termination Date, the Bareboat Charterer shall pay to the Shipowner an amount equal to the premium, if any, due in respect of the redemption of the Obligations as a result of the termination of this Bareboat Charter pursuant to this Article 12. Notwithstanding any provision to the contrary in this Article 12, this Bareboat Charter shall not terminate unless all amounts due under this Bareboat Charter shall have been paid, the Security Agreement shall have been satisfied and discharged, and, unless the Shipowner shall have elected to retain ownership of the Vessel, the Vessel shall have been sold as provided in Article 12(c) hereof. Payments of amounts due under this
Article 12 made by the Guarantor pursuant to the Bareboat Charter Guarantee shall, to the extent of such payments, be deemed payments made by the Bareboat Charterer pursuant to this Article 12.

                                   ARTICLE 13
                                   REDELIVERY

         (a) On the last day of the Charter Period, unless (i) an Event of Loss has occurred, or (ii) this Bareboat Charter has been terminated pursuant to
Article 12(b) hereof, or (iii) use of the Vessel has been requisitioned an described in Article 12(a) hereof and such requisition is continuing, the Bareboat Charterer shall, except as provided in Article 13(b) hereof, at the

Bareboat Charterer's cost and expense, redeliver the Vessel or cause the Vessel to be redelivered to the Shipowner at any safe port in the continental United States on the coast on or nearest to which the Vessel is trading at the end of the Charter Period designated by the Shipowner by written notice to the Bareboat Charterer at least 45 days prior to the end of the Charter Period. The Bareboat Charterer agrees that at the time of such redelivery the Vessel (i) shall be free and clear of all liens, charges and encumbrances (except any liens, charges or encumbrances created by the Shipowner); (ii) shall be entitled to and shall have the classification and rating required by Article 4(a) hereof; (iii) shall have, with respect to remaining in class, no recommendations of an ABS surveyor affecting class outstanding on the date of redelivery; and (iv) shall have no requirements of any United States governmental agency or department having jurisdiction unfulfilled and with all required certificates in effect, and if redelivery shall be at the end of the Original Term, the Vessel shall have been credited with at least its fifth special survey by ABS.

         (b) Not earlier than 90 days prior to such redelivery, at the Bareboat Charterer's expense, a joint survey shall be made by the Bareboat Charterer and, the Shipowner(with drydocking only if required by ABS) to determine the condition and fitness of the Vessel under the terms of this Bareboat Charter including, but not limited to, Article 4(b) hereof, during which survey the Vessel's cargo tanks shall be gas-freed. The Bareboat Charterer, unless otherwise agreed by the Shipowner, at its own expense, will fully correct and repair any condition disclosed by such survey to the extent necessary to cause the Vessel to comply with all of the terms of Article 13(a) hereof. The Charter Period shall be extended for any period necessary to make such repairs and notwithstanding the provisions of Article 13(a) hereof relating to the port of redelivery, redelivery shall take place at the port where such repairs are made; provided, however, that the Original Term shall not be extended for more than 180 days to effect repairs and redelivery.

         (c) The Bareboat Charterer will pay additional hire hereunder for any period for which the Charter Period may be extended pursuant to the terms of
Article 13(a) or 13(b) hereof or which may be necessary to complete any voyage in progress, which hire shall be in addition to any other payments due hereunder, and shall be payable on the last day of the Charter Period, as extended, at a rate per day equal to 1/180th of the amount of Basic Hire payable hereunder on the last Charter Hire Payment Date; provided, however, that no additional hire shall be paid by the Bareboat Charterer for any period during which repair work, ordered solely by the Shipowner and not required by this
Article 13, is being performed. Upon redelivery of the Vessel hereunder, the Bareboat Charterer, if requested in writing by the Bareboat Charterer, will provide docking or safe anchorage facilities for the Vessel for a period not exceeding 30 days after redelivery, at the Shipowner's expense.

         (d) Any property of the Bareboat Charterer remaining aboard the Vessel upon redelivery may be retained or disposed of by the Shipowner as its own property once a reasonable opportunity has been given the Bareboat Charterer to remove such property.

                                   ARTICLE 14
                                   ASSIGNMENTS

         (a) The Shipowner shall not have the right to assign, or to permit any assignment of, or to create a security interest in, or to permit the creation of a security interest in, this Bareboat Charter or any moneys due and to become due under this Bareboat Charter, except pursuant to the Security Agreement. Any assignment or security interest created in violation of this Article 14(a) shall be void.

         (b) Except for the assignment to a successor bareboat charterer under
Article 14(e) hereof, the Bareboat Charterer shall not have the right to assign, or permit any assignment of, or to create a security interest in, or to permit the creation of a security interest in, this Bareboat Charter or any moneys due and to become due under this Bareboat Charter, except pursuant to the Security Agreement, without the prior written consents of the Shipowner, the Secretary and, during the Statutory Economic Life of the Vessel, the Board. Any assignment or security interest created in violation of this Article 14(b) shall be void.

         (c) So long as this Bareboat Charter shall remain in effect, the Bareboat Charterer shall not:

                  (i) merge or consolidate with any other corporation or business entity of any kind other than with any Affiliate of the Bareboat Charterer, or

                  (ii) sell, assign pledge or otherwise dispose of any right or interest arising out of this Bareboat Charter except in connection with the assignment provided for in Article 14(e) hereof.

         (d) The Bareboat Charterer shall not have the right to subcharter or otherwise employ the Vessel other than pursuant to the Time Charter.

         (e) (1) The Shipowner shall have the right, subject to the prior consent of the Secretary, to assign this Bareboat Charter to any person who is a Citizen of the United States and who is a United States Person within the meaning of Section 7701 of the Code in the event that the Shipowner shall fail to remain, or an event shall occur which shall cause the Shipowner no longer to remain, a Citizen of the United States.

                  (2) The Bareboat Charterer shall have the right, without the consent of the Shipowner, but subject to the terms of the Security Agreement and the Second Mortgage so long as each is in effect, to assign this Bareboat Charter to any Affiliate of the Bareboat Charterer which is a United States person within the meaning of Section 7701 of the Code (with the consent of the Secretary). Any such assignment shall be subject to the Bareboat Charterer's continuing responsibility for full performance of its obligations under this Bareboat Charter.

         (f) This Bareboat Charter is subject and subordinate to the rights of the Secretary under the Mortgage and the Security Agreement and the rights of Occidental under the Second Mortgage.

                                   ARTICLE 15
                           EVENTS OF BAREBOAT DEFAULT


         (a) Each of the following events shall constitute an Event of Bareboat
Default:

                  (1) The Bareboat Charterer shall fail to pay any Basic Hire, or Stipulated Loss Value under this Bareboat Charter within 5 days after the date when due or the Bareboat Charterer shall fail to pay any Supplemental Hire under this Bareboat Charter and fail to remedy the failure to pay such Supplemental Hire within 10 days after receipt of notice thereof from the Shipowner; or

                  (2) The Bareboat Charterer or the Guarantor shall consent to the appointment of a receiver, trustee or liquidator of itself or of substantially all of its property or the Bareboat Charterer or the Guarantor shall admit in writing its inability to pay its debts generally as they come due or shall make a general assignment for the benefit of creditors; or

                  (3) The Bareboat Charterer or the Guarantor shall file a voluntary petition in bankruptcy or for a reorganization or for an arrangement in a proceeding under any of the federal bankruptcy laws or other federal or state insolvency laws as now or hereafter in effect or an answer admitting the material allegations of a petition filed against the Bareboat Charterer or the Guarantor in any such proceeding; or

                  (4) An order, judgment or decree shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent of the Bareboat Charterer or the Guarantor, a receiver, trustee or liquidator of the Bareboat Charterer or the Guarantor or of substantially all of its property, and any such order, judgment or decree of appointment shall remain in force undismissed, unstayed or unvacated for a period of 90 days after the date of entry thereof; or

                  (5) A petition against the Bareboat Charterer or the Guarantor in a proceeding under the federal bankruptcy laws or other federal or state insolvency laws as now or hereafter in effect shall be filed and shall not be withdrawn or dismissed within 90 days thereafter or if, under the provisions of any law providing for reorganization or winding-up of corporations which may apply to the Bareboat Charterer or the Guarantor, any court of competent jurisdiction shall assume jurisdiction, custody or control of the Bareboat Charterer or the Guarantor or of substantially all of the property of either and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 90 days; or

                  (6) The failure of the Bareboat Charterer to perform or comply in any material respect with any of the provisions of Articles 3(a), 7(a) or 17(b) hereof or to maintain, or cause to be maintained, insurance in the amounts and forms as and when required under Article 8 hereof; or

                  (7) The Bareboat Charterer shall fail to remain, or an event shall occur which will cause the Bareboat Charterer to no longer remain, a Citizen of the United States, and the Bareboat Charterer shall fail for more than 30 days after it obtains knowledge of such failure or event, to cause all necessary governmental approvals, under Sections 9, 37 (if applicable) and 41 of the Shipping Act, or otherwise, to be obtained; provided, however, that no Event of Bareboat Default under this Article 15(a)(7) shall be deemed to have occurred if the Bareboat Charterer shall have made the assignment of this Bareboat Charter to a Citizen of the United States provided for in Article 14(e)(1) hereof within 30 days after it obtains knowledge of such failure or event; or

                  (8) (i) Either the MTC Guarantee or the SNTG Guarantee shall cease to be in full force and effect, or either Guarantor shall be in default under any of the provisions therein, or (ii) the Contingent Guarantee shall cease to be in full force and effect (unless the Contingent Guarantee shall so cease by operation of the provisions of Section 2(c) thereof) or Occidental shall be in default under any provision therein, and, in each case, such default shall fail to be remedied within 30 days after written notice from the Shipowner or the Secretary to such Guarantor or Occidental of the existence of such default; or

                  (9) Any Default under the Security Agreement shall have occurred and be continuing as a result of the Bareboat Charterer's failure to perform or comply with its obligations under this Bareboat Charter; or

                  (10) Either the Bareboat Charterer or the Time Charterer shall fail for more than 30 days after written notice from the Secretary to the Bareboat Charterer or the Time

Charterer to perform or comply with any of the provisions of the Title XI Reserve Fund and Financial Agreement insofar as such provisions pertain to the Vessel unless such failure shall have been waived by the Secretary; or

                  (11) The Bareboat Charterer shall default in the performance of any other obligation under this Bareboat Charter and shall fail to remedy the default within 30 days after receipt of notice thereof from the Shipowner or the Secretary, specifying the acts or omissions of the Bareboat Charterer which constitute such default.

         (b) Upon the occurrence of an Event of Bareboat Default, so long as such Event of Bareboat Default shall be continuing, the Shipowner shall promptly notify the Secretary of such occurrence and at any time thereafter, so long as the same shall be continuing, the Shipowner (or the Secretary pursuant to the Security Agreement) may, at its option, declare this Bareboat Charter to be in default by notice delivered to the Bareboat Charterer and the Guarantor and, at any time thereafter, so long as the Bareboat Charterer or the Guarantor, as the case may be, shall not have remedied all outstanding Events of Bareboat Default, the Shipowner by notice to the Bareboat Charterer and the Guarantor may terminate this Bareboat Charter, upon which termination the Shipowner may do, and the Bareboat Charterer shall comply with, one or more of the following, as the Shipowner shall elect, to the extent permitted by, and subject to compliance with, any mandatory requirements of applicable law and the provisions of the Security Agreement if then in effect:

                  (1) Upon written demand of the Shipowner, the Bareboat Charterer shall without expense to the Shipowner, promptly redeliver the Vessel, or cause the Vessel to be redelivered, to the Shipowner with all reasonable dispatch to any safe port in the United States selected by the Shipowner (which port shall be on the coast to which the Vessel is closest at the time of such demand) in the same manner and in the same condition as if the Vessel were being redelivered on the Last day of the Charter Period in accordance with the provisions of Article 13 hereof, and, except as otherwise provided in this Article 15, all obligations of the Bareboat Charterer under
Article 13 hereof shall apply to such redelivery. The Shipowner or its agent, without further demand, may, but shall be under no obligation to, withdraw the Vessel from the service of the Bareboat Charterer wherever found, whether upon the high seas or at any port, harbor or other place and irrespective of whether the Bareboat Charterer or any other person may be in possession of the Vessel all without prior demand and without legal process, and for that purpose the Shipowner or its agent may enter upon any dock, pier or other premises where the Vessel may be and may take possession thereof, without the Shipowner or its agent incurring any liability by reason of such retaking, whether for the restoration of damage to property caused by such withdrawal or otherwise.

                  (2) If the Event of Bareboat Default resulting in the termination of this Bareboat Charter shall have occurred during the Original Term, the Bareboat Charterer will pay to, or on the order of, the Shipowner, upon request by the Shipowner upon at least 10 days prior written notice, on the payment date specified in such notice, as liquidated damages for loss of a bargain and not as a penalty, all unpaid Basic Hire and Supplemental Hire payable in accordance with the terms hereof on or prior to the Default Termination Date plus an amount (together with interest on such amount at the Interest Rate for the period, if any, from but not including, the Charter Hire Payment Date immediately preceding the payment date specified in such notice to and including the Default Termination Date) equal to:

                       (i) the Stipulated Loss Value, computed as of the Charter
                  Hire Payment Date occurring on or immediately preceding the Default Termination Date, less

                       (ii) whichever of the following amounts the Shipowner, in
                  its sole discretion, shall specify in such notice: (A) the fair market sales value (determined as hereinafter provided in this Article 15(b)(2)) of the Vessel as of the Charter Hire Payment Date immediately preceding the Default Termination Date or (B) the fair market demise charter value (determined as hereinafter provided in this Article 15(b)(2)) of the Vessel for the period from such Charter Hire Payment Date to the day which would have been the last day of the Charter Period but for the termination of this Bareboat Charter pursuant to this Article 15(b), after discounting such fair market demise charter value to its value on the Charter Hire Payment Date occurring on or immediately preceding the Default Termination Date at the Discount Rate.

                  For the purpose of this Article 15(b)(2), the "fair market sales value" or "fair market demise charter value" shall be determined by the Appraisal Procedure; provided, however, that (x) if the Vessel shall have been sold prior to the Default Termination Date by (i) the Shipowner pursuant to paragraph 4 of this Article 15(b), or (ii) the Secretary pursuant to Section 6.04(b) of Exhibit 1 to the Security Agreement, the "fair market sales value" shall be the net proceeds of such sale after deducting all costs and expenses incurred by the Shipowner or the Secretary, as the case may be, in connection therewith, (y) the "fair market sales value" or the "fair market demise charter value" shall be zero if the Vessel is not redelivered or if the Shipowner has expended reasonable efforts, under the circumstances to take possession of the

Vessel but has been unable to take possession; and (z) there shall be added to "fair market sales value" and to "fair market demise charter value," as the case may be, the net proceeds received by the Shipowner (after deducting all costs and expenses of the Shipowner with respect thereto) from any charter of the Vessel to others in accordance with Article 15(b)(3) hereto, to the extent such proceeds are received by the Shipowner prior to the Default Termination Date. Nothing contained in the preceding sentence shall require the Shipowner to sell or charter the Vessel at any time.

                  (3) If the Event of Bareboat Default resulting in the termination of this Bareboat Charter shall have occurred during a Renewal Term, the Bareboat Charterer shall pay to, or on the order of, the Shipowner, upon request by the Shipowner upon at least 10 days prior written notice, on the date specified in such notice as the Default Termination Date, as liquidated damages for loss of a. bargain and not as a penalty, all unpaid Basic Hire and Supplemental Hire payable in accordance with the terms hereof on or prior to the Default Termination Date plus an amount, equal to the aggregate amount of Basic Hire determined pursuant to Article 9(b) hereof, discounted at the Discount Rate to its value on the Default Termination Date, which would have been paid during the remainder of the Renewal Term in which the Default Termination Date occurs.

                  (4) The Shipowner or its agent with or without notice to the Bareboat Charterer, may sell the Vessel at public or private sale, with or without advertisement or publication, as the Shipowner may determine, or otherwise may dispose of, hold, use, operate, charter to others (whether for a period greater or less than the balance of what would have been the Charter Period in the absence of the termination of this Bareboat Charter pursuant to this Article 15(b)) or keep the Vessel idle, all on such terms and conditions and at such place or places as the Shipowner may determine and all free and clear of any rights of the Bareboat Charterer and any claim of the Bareboat Charterer in admiralty, in equity, at law or by statute, whether for loss or damage or otherwise, and without any duty to account to the Bareboat Charterer except to the extent provided for in Article 15(b)(2) hereof.

         (c) In addition to the foregoing, the Bareboat Charterer shall pay to, or on the order of, the Shipowner, all Supplemental Hire hereunder payable before, during or after the exercise of any remedies exercised by the Shipowner, and all legal and investigatory fees and any other costs and expenses whatsoever incurred by the Shipowner by reason of the occurrence of any Event of Bareboat Default or by reason of the exercise by the Shipowner of any remedy hereunder, including, without limitation, any costs and expenses incurred by the Shipowner in connection with the redelivery of the Vessel in accordance with this Article 15 and of placing the Vessel in the condition and seaworthiness required by the terms of Article 13 hereof.

         (d) No remedy referred to in Article 15(b) hereof is intended to be exclusive, but each shall be cumulative and is in addition to, and may be exercised concurrently with, any other remedy which is referred to in Article 15(b) hereof or which may otherwise be available to the Shipowner at law, in equity or in admiralty, provided, however, that liquidated damages having been agreed to by the parties hereto in Articles 15(b)(2) and (3) hereof, the Shipowner shall not be entitled to recover from the Bareboat Charterer as damages upon the occurrence of one or more Events of Bareboat Default an amount in excess of such liquidated damages plus any Supplemental Hire and expenses referred to above. There shall be deducted from the aggregate amount so recoverable by the Shipowner the net balance, if any, remaining of any moneys held by the Shipowner which would have been required by the terms of this Bareboat Charter to have been paid to the Bareboat Charterer but for the occurrence of an Event of

Bareboat Default. The rights of the Shipowner and the obligations of the Bareboat Charterer under this Article 15(d) shall be effective and enforceable regardless of the pendency of any proceeding which has or might have the effect of preventing the Shipowner or the Bareboat Charterer from complying with the terms of this Bareboat Charter. No express or implied waiver by the Shipowner of any Event of Bareboat Default shall in any way be, or be construed to be, a waiver of any further or subsequent Event of Bareboat Default. The Bareboat Charterer hereby agrees that to the extent that the Shipowner shall sell charter or otherwise use the Vessel pursuant to Article 15(b)(4) hereof in good faith, the Shipowner shall have no liability to the Bareboat Charterer for any such sale, charter or other use except as specifically provided in Article 15(b)(2) hereof.

         (e) The Bareboat Charterer hereby waives, to the extent permitted by applicable law, any and all rights which it may now have or which at any time hereafter may be conferred upon it, by statute or otherwise, which may require the Shipowner to sell charter or otherwise use the Vessel in mitigation of the Shipowner's damages, or which may otherwise limit or modify any of the rights or remedies of the Shipowner provided for in this Article 15.

         (f) If the Bareboat Charterer shall fail to perform or observe any of the other terms of this Bareboat Charter which do not give rise to an Event of Bareboat Default, the Shipowner may (but in its discretion shall not be obligated to) give written notice (which notice may be given by electronic means and shall be effective upon receipt thereof) to the Bareboat Charterer of its intention to exercise its rights under this Article 15. Unless the Bareboat Charterer shall have then commenced to use due diligence, to the reasonable satisfaction of the Shipowner, to cause such failure to be cured, the Shipowner may, in its discretion, do all acts and make all expenditures necessary to remedy such failure, including, without limitation, the taking out of insurance on the Vessel and entry upon the Vessel to make repairs. The Bareboat Charterer agrees to reimburse the Shipowner promptly on demand for all costs and expenses incurred in connection with the exercise of its rights under this
Article 15(f), together with interest thereon at the Interest Rate from the date of such expenditures to the date of payment by the Bareboat Charterer. The Bareboat Charterer agrees to permit the agents and servants of the Shipowner reasonable access to the Vessel as shall be necessary under this Article 15(f).

                                   ARTICLE 16
                      REPLACEMENT OF THE BAREBOAT CHARTERER

         If at any time during the Charter Period, the Time Charterer shall have given the notice of replacement of the Bareboat Charterer referred to in Section
14.2 of the Time Charter to cause the Bareboat Charterer to be replaced because of the occurrence of an Event of Bareboat Charterer Default under the Time Charter, and if the Shipowner shall approve in writing of such replacement, the Bareboat Charterer shall be replaced as Bareboat Charterer hereunder.

                                   ARTICLE 17
                                  MISCELLANEOUS

         (a) The Shipowner and the Bareboat Charterer severally agree to perform, or cause to be performed, such action, and to execute, deliver or furnish or to cause to be executed, delivered or furnished, all such further assurances, certificates and other documents, necessary or proper to carry out this Bareboat Charter.

         (b) The terms of this Bareboat Charter and Schedule X attached hereto shall not be altered, modified, amended, supplemented or terminated in any manner whatsoever except by written instrument signed by the parties hereto and with the written consent of the Secretary and Occidental.

         (c) The invalidity of any provision of this Bareboat Charter shall not affect the remainder hereof, which shall in such event be construed as if such invalid provision had not been inserted.

         (d) The table of contents and headings of this Bareboat Charter are for purposes of reference only, and shall in no way limit or otherwise affect any of the terms or provisions hereof.

         (e) Subject to the provisions of Article 14 hereof, the terms of this Bareboat Charter shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

         (f) ALL QUESTIONS ARISING UNDER THIS BAREBOAT CHARTER SHALL IN ALL RESPECTS BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE GENERAL MARITIME LAWS OF THE UNITED STATES AND TO THE EXTENT FEDERAL LAW DOES NOT APPLY, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK. ANY CLAIM OR DISPUTE ARISING UNDER THIS BAREBOAT CHARTER SHALL, PROVIDED THAT THE COURT HAS SUBJECT MATTER JURISDICTION, BE DECIDED IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN

DISTRICT OF NEW YORK, TO THE JURISDICTION OF WHICH THE SHIPOWNER AND THE BAREBOAT CHARTERER HEREBY SUBMIT THEMSELVES FOR THE PURPOSES OF ANY SUCH PROCEEDING. IN THE EVENT THAT THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK LACKS SUBJECT MATTER JURISDICTION OVER ANY CLAIM OR DISPUTE ARISING UNDER THIS BAREBOAT CHARTER, THE SHIPOWNER AND THE BAREBOAT CHARTERER HEREBY SUBMIT THEMSELVES TO THE JURISDICTION OF THE SUPREME COURT FOR THE COUNTY OF NEW YORK FOR THE PURPOSES OF ANY SUCH PROCEEDING AND WAIVE ANY CLAIM OF FORUM NON CONVENIENS RELATING TO SUCH CHOICE OF COURT.

         (g) (1) The Bareboat Charterer and the Shipowner mutually acknowledge that, during the Statutory Economic Life of the Vessel, the Vessel and its operation are, or may be, subject to certain requirements contained in the Title V Contract and in the ODS Contract. Unless waived (and the Bareboat Charterer shall not request any waiver without the prior written consent of the Shipowner) the Bareboat Charterer and the Shipowner agree to comply with any such requirements notwithstanding anything to the contrary in this Bareboat Charter.

                  (2) The Bareboat Charterer and Shipowner severally agree not to make, or permit to be made, any alteration in the National Defense Features of the Vessel in a manner which adversely affects the value of the National Defense Features without the prior written consent of the Board.

                  (3) Nothing in this Article 16(g) shall affect the absolute and unconditional obligation of the Bareboat Charterer to pay Basic Hire, Supplemental Hire and amounts in respect of Stipulated Loss Value pursuant to the terms of this Bareboat Charter.

         (h) This Bareboat Charter is not a personal contract. The Bareboat Charterer and the Shipowner shall have the benefit of all limitations of, and exemptions from, liability accorded to the owner or chartered owner of vessels by any statute or rule of law for the time being in force.

         (i) This Bareboat Charter may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one agreement.

         (j) No person other than the Bareboat Charterer and the Shipowner, and their successors and assigns as permitted hereunder, shall enforce or attempt to enforce the obligations of the Bareboat Charterer or the Shipowner hereunder without the prior written consent of the Bareboat Charterer and the Shipowner.

         (k) All interest payments to be computed under this Bareboat Charter shall be computed on the basis of a 360-day year of twelve 30-day months.

         (1) The provisions of this Bareboat Charter which require or permit action by the Secretary and Occidental, the consent, approval or authorization of the Secretary and Occidental or the furnishing of any document, paper or information to the Secretary and Occidental shall not be effective, and such provisions shall be read, unless otherwise required by law, as though there were no such requirements or permissions, after: (i) termination of the Guarantees, except a termination pursuant to clause (b) of Section 6.04 of Exhibit 1 to the Security Agreement and the discharge of the Second Mortgage; or (ii) payment in full of the principal of and interest on each Secretary's Note.

                                   ARTICLE 18
                                     NOTICES

                All notices and other communications hereunder shall be effective when received except that all notices and other communications sent by prepaid United States certified mail, return receipt requested, shall become effective on the third Business Day after such mailing and shall be addressed as follows or, to each party, at such other address as shall be designated by such party in a written notice to the other persons named below:

                  To the Shipowner:

                           Julius Owner Corporation
                           c/o Marine Transport Corporation
                           1200 Harbor Boulevard
                           Weehawken, NJ 07087-0901

                  To the Bareboat Charterer:

                           Julius ODS Corporation
                           c/o Marine Transport Corporation
                           1200 Harbor Boulevard
                           Weehawken, NJ 07087-0901

                  To the Secretary:

                           c/o Maritime Administrator
                           Maritime Administration
                           Department of Transportation
                           400 7th Street, SW
                           Washington, D.C. 20590

                  To Occidental:

                           10889 Wilshire Boulevard
                           Los Angeles, CA 90024
                           Attention:  Vice President & Treasurer

                IN WITNESS WHEREOF, the parties have caused this Bareboat Charter to be signed as of the day and year first above written.

                                          JULIUS OWNER CORPORATION,
                                                             Shipowner


                                          By: _________________________
                                              Name:  _____________________
                                              Title: _____________________

                                          JULIUS ODS CORPORATION,
                                                             Bareboat Charterer



                                          By: _________________________
                                              Name:  _______________________
                                              Title: _______________________



THE ABOVE CHARTER AND CERTAIN HIRE DERIVED THEREFROM ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF THE UNITED STATES OF AMERICA, REPRESENTED BY THE SECRETARY OF TRANSPORTATION, ACTING BY AND THROUGH THE MARITIME ADMINISTRATOR (THE "SECRETARY") IN ACCORDANCE WITH THE PROVISIONS OF A SECURITY AGREEMENT BETWEEN THE ABOVE NAMED SHIPOWNER AND THE SECRETARY AS SECURED PARTY.

                                                                      4.05(a)(1)

                                    GUARANTEE


                            DATED SEPTEMBER 29, 1999


                                       BY


                          MARINE TRANSPORT CORPORATION,
                                                    GUARANTOR


                                       AND


                          THE UNITED STATES OF AMERICA




                               ITB FRANCES HAMMER
                      (TO BE RENAMED SMT CHEMICAL EXPLORER)

                                    GUARANTEE

                               ITB FRANCES HAMMER
                      (TO BE RENAMED SMT CHEMICAL EXPLORER)


         This GUARANTEE (this "Guaranty Agreement"), is made on _____ _______, 1999, by MARINE TRANSPORT CORPORATION, a Delaware corporation (the "Guarantor") to the United States of America, represented by the Department of Transportation, acting by and through the Maritime Administrator (the "Secretary").

                                   WITNESSETH:

         A. WHEREAS, on the date hereof (x) Frances Owner Corporation, a Delaware corporation (the "Assuming Shipowner"), is assuming certain obligations of STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, not in its individual capacity but solely as owner trustee under the Trust Agreement dated as of November 13, 1980, as amended, for the benefit of the owner participant named therein (the "Assigning Shipowner"), as shipowner under the Security Agreement, Contract No. MA-9892 (as supplemented and amended to date, the "Security Agreement"), between the Assigning Shipowner and the Secretary and
(y) the Assigning Shipowner is being released from its obligations thereunder;

         B. WHEREAS, concurrently with the release of the Assigning Shipowner from its obligations under the Security Agreement, (x) Suwannee River Phosphate Lines, Inc., a California corporation (the "Original Bareboat Charterer"), as bareboat charterer under a Bareboat Charter dated as of September 16, 1981 (as supplemented and amended to date, the "Original Bareboat Charter"), between the Original Bareboat Charterer and the Assigning Shipowner, is being released from its obligations under the Original Bareboat Charter, (y) Occidental Petroleum Corporation, a Delaware corporation (as successor to Occidental Petroleum Corporation, a California corporation, herein "Occidental"), as guarantor under a Bareboat Charter Guarantee dated as of September 16, 1981, relating to the Original Bareboat Charter (the "Old Bareboat Charter Guarantee") is being released from its obligations under such guarantee, and (z) the Secretary has requested, as a condition to the Secretary's consent to releasing Occidental from its obligations under the Old Bareboat Charter Guarantee, that (i) the Guarantor enter into this Guaranty Agreement of 75% of the obligations of the Assuming Shipowner under the Secretary's Note, (ii) Stolt-Nielsen Transportation Group Ltd., a Liberian corporation ("SNTG"), enter into a similar guarantee concurrently herewith of 25% of the obligations of the Assuming Shipowner under the Secretary's Note (the "SNTG Guarantee"), the liability of the Guarantor and SNTG under such guarantees being several but not joint, and (iii) Occidental enter into a Contingent Guarantee of certain of the obligations of the Bareboat Charterer under the Bareboat Charter; and

         C. WHEREAS, the Assuming Shipowner is an Affiliate of the Guarantor.

         NOW, THEREFORE, in consideration of the Secretary's consent to the assumption by the Assuming Shipowner of the Security Agreement and the Secretary's Note, and the benefits and advantages to be derived therefrom by the Guarantor, the Guarantor hereby agrees with the Secretary for its benefit as follows:

         1.  Guarantee.

                   (a) The Guarantor hereby absolutely, irrevocably, and unconditionally guarantees the due and punctual payment of the principal and interest on the Secretary's Note. The Guarantor shall be required to make said payments under this Guaranty Agreement upon receipt of a written notice from the Secretary which states that the Assuming Shipowner has not promptly, completely or effectively made said payments. The failure of the Guarantor to receive such a written notice or the failure of the Secretary to send said notice shall not relieve the Guarantor of its obligations under this Guaranty Agreement. This Guaranty Agreement shall be enforceable and exercisable by the Secretary from the first day of any failure by the Assuming Shipowner to make payment or mandatory prepayment of the principal of and the interest on the Secretary's Note when the same shall be due. The Guarantor shall immediately pay to the Secretary or its designee in immediately available funds such payments guaranteed herein.

                  (b) The Guarantor hereby consents and agrees that its obligations under this Guaranty Agreement will not be discharged by any act or omission to act of any kind by the Secretary or any other person or any other circumstances whatsoever (including, but not limited to, any extension, rearrangement, or renewal with respect to any indebtedness or other obligation of the Assuming Shipowner with or without notice to the Guarantor, any waiver of any right of the Secretary under the terms of the Secretary's Note, the Security Agreement, the Mortgage, or this Guaranty Agreement, any release of security, any transfer or assignment of rights or obligations accruing to the Secretary under the Secretary's Note, the Security Agreement, the Mortgage, or this Guaranty Agreement, any corporate reorganization, dissolution, merger, acquisition of or by or other alteration of the corporate existence or structure of the Assuming Shipowner or the Guarantor, discharge of the Assuming Shipowner in bankruptcy, the invalidity, illegality, or unenforceability of the Secretary's Note, the Security Agreement, the Mortgage, or this Guaranty Agreement or the absence of any action to enforce the obligations of the Assuming Shipowner) which might constitute a legal or equitable discharge of the Guarantor; it being the intention of the Guarantor that this Guaranty Agreement be absolute, continuing, and unconditional and the guarantee hereunder shall only be discharged by the payment in full of all sums so guaranteed hereunder.

                  (c) The Guarantor hereby irrevocably and unconditionally waives: (1) notice of any of the matters referred to in this Guaranty Agreement and any action by the Secretary in reliance thereon; (2) all notices which may be required by statute, rule of law, or otherwise to preserve any rights against the Guarantor hereunder, including without limitation, any demand, protest, proof of notice of non-payment of all sums payable under the Secretary's Note or any notice of any failure on the part of the Assuming Shipowner to perform or comply with any covenant, term, or obligations of any agreement to which it is a party; (3) any requirement for the enforcement, assertion, or exercise of any right, remedy, power, or privilege under or with respect to the Mortgage, the Security Agreement, or the Secretary's Note; (4) any requirement of diligence; (5) any requirement that the Assuming Shipowner be joined as a party to any proceedings for the enforcement of any provision of this Guaranty Agreement, or that the Secretary proceed against any other guarantor executing this Guaranty Agreement or any other guaranty agreement; (6) any and all defenses to payment hereunder, except the defense of payment already made, and agrees to confess without contesting liability hereunder for any judgment validly entered hereon; (7) presentment, demand, protest, notice of protest and dishonor, notice of intent to accelerate, and notice of acceptance; or (8) the right to require the Secretary to pursue any remedy whatsoever in the Secretary's power.

                  (d) The Guarantor hereby agrees that this Guaranty Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time payment of any sum hereby guaranteed is rescinded or must be otherwise restored or returned by the Secretary, upon the insolvency, bankruptcy, or reorganization of the Assuming Shipowner, or otherwise, all as though such payment had not been made. The Guarantor further agrees that if the maturity of any obligations guaranteed herein be accelerated by bankruptcy or otherwise, such maturity shall also be deemed accelerated for the purpose of this Guaranty Agreement without demand or notice to the Guarantor.

                  (e) Any amount payable hereunder shall not be subject to any reduction by reason of any counterclaim, set-off, deduction, abatement or otherwise.

                  (f) The Guarantor shall pay all reasonable costs and expenses (including, without limitation, attorneys' fees and expenses) incurred in connection with the enforcement of the obligations of the Guarantor under this Guaranty Agreement.

                  (g) The Secretary's Note may be amended, modified, or endorsed without the consent of the Guarantor.

                  (h) The Secretary may enforce the Guarantor's obligations hereunder without in any way first pursuing or exhausting any other rights or remedies which the Secretary may have against the Assuming Shipowner or any other person, firm, or corporation or against any security the Secretary may hold.

                  (i) The obligations of the Guarantor hereunder shall equal seventy-five percent (75%) of the obligations of the Assuming Shipowner under the Secretary's Note. The obligations of the Guarantor hereunder are several but not joint with the obligations of SNTG under the SNTG Guarantee.

         2. Secretary's Rights. The Guarantor authorizes the Secretary, without notice or demand and without affecting the Guarantor's liability hereunder, to take and hold security for the payment of this Guaranty Agreement and/or any of the obligations guaranteed herein and exchange, enforce, waive, and release any such security; and to apply such security and direct the order or manner of sale thereof as the Secretary in his discretion may determine; and to obtain a guarantee of any of the obligations guaranteed herein from any one or more persons, corporations, or entities whomsoever and at any time or times to enforce, waive, rearrange, modify, limit or release such other persons, corporations, or entities from their obligations under such guarantees.

         3. Primary Liability. It is expressly agreed that the liability of the Guarantor for the payment of the obligations guaranteed herein shall be primary and not secondary.


         4. Representations and Warranties. The Guarantor represents and warrants as follows:

                  (a) It is a corporation duly organized, validly existing, and in good standing under the laws of the state of Delaware and has full power and authority (corporate, legal and other) to execute, deliver, and carry out the terms of this Guaranty Agreement;

                  (b) This Guaranty Agreement has been duly authorized, executed, and delivered by the Guarantor and constitutes the legal, valid, and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms;

                  (c) The execution, delivery, and performance by the Guarantor of this Guaranty Agreement does not require the approval or consent of its shareholders or of any governmental authority and does not contravene the Guarantor's Articles of Incorporation, or any mortgage, indenture, or other agreement binding upon it, or any law, regulation, order, judgment, or decree applicable to the Guarantor;

                  (d) The Guarantor's guarantee pursuant to this Guaranty Agreement may be expected to benefit, directly or indirectly, the Guarantor; and

                  (e) The Guarantor has fully adequate financial resources, funds, and assets to satisfy its obligations under this Guaranty Agreement and the Guarantor will in the future retain sufficient financial resources, funds, and assets to satisfy fully its obligations under this Guaranty Agreement.

         5. Continuing Guarantee. This Guaranty Agreement is a continuing guarantee of payment and collectability and shall:

                  (a) Remain in full force and effect so long as any obligation of the Assuming Shipowner to the Secretary referred to herein exists;

                  (b) Be binding upon the Guarantor, its successors and assigns;

                  (c) Be executed and issued for the sole and exclusive benefit of the United States, and no other party shall be permitted to claim any benefit, direct or indirect, therefrom. This Guaranty Agreement is nonassignable, any assignment thereof shall be null and void and have no legal effect whatsoever; and

                  (d) Inure to the benefit of, and be enforceable by the Secretary, his successors and assigns.

         6. Default. A default under the terms of this Guaranty Agreement shall be deemed to occur if the Guarantor fails to make any payment guaranteed hereunder.

         7. Notices. All communications may be made or delivered in person or by certified or registered mail, postage prepaid, addressed to the Guarantor or the Secretary as provided below or to such other address as the Guarantor or the Secretary may hereafter specify in a written notice to the other and all notices or other communications shall be in writing so addressed and shall be effective upon receipt by the addressee thereof:

         Guarantor:                MARINE TRANSPORT CORPORATION
                                   1200 Harbor Boulevard, C-901
                                   Weehawken, NJ  07087
                                   Attention:  General Counsel

         Secretary:                 SECRETARY OF TRANSPORTATION
                                    c/o Maritime Administration
                                    Department of Transportation
                                    Washington, DC  20590
                                    Attn:   Chief, Division of Ship
                                            Financing Contracts

         8. Amendments and Supplements. No agreement shall be effective to change or modify, supplement, amend, or discharge in whole or in part this Guaranty Agreement unless such agreement is in writing, signed by the Guarantor and the Secretary.

         9. Governing Law. This Guaranty Agreement and the rights and obligations of the parties thereto shall in all respects be governed by, and construed and enforced in accordance with the federal law of the United States of America or in the absence of applicable federal law by the laws of the State of New York, including Section 5-1401 of the General Obligations Law of the State of New York.

         10. Counterparts. This Guaranty Agreement may be executed in one or more counterparts. All such counterparts shall be deemed to be originals and shall together constitute but one and the same instrument.

         11. Severability. If any term of this Guaranty Agreement or any application thereof shall be invalid or unenforceable, the remainder of this Guaranty Agreement and any other application of such term shall not be affected thereby.

         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty Agreement to be executed and delivered as of the day and year first above written.

                                                   MARINE TRANSPORT CORPORATION



Attest:                                            By: ---------------------
                                                   Name:---------------------
 ---------------------                             Title:---------------------

ACKNOWLEDGED BY:



                                           UNITED STATES OF AMERICA,
                                           SECRETARY OF TRANSPORTATION

                                           MARITIME ADMINISTRATOR



                                            By: ------------------------------
                                                Its Secretary

(SEAL)



ATTEST:


By: ---------------------------
     Its Assistant Secretary

                                                                      4.05(b)(1)

                                    GUARANTEE


                            DATED SEPTEMBER 29, 1999


                                       BY


                          MARINE TRANSPORT CORPORATION,
                                                       GUARANTOR


                                       AND


                          THE UNITED STATES OF AMERICA








                                ITB JULIUS HAMMER
                       (TO BE RENAMED SMT CHEMICAL TRADER)

                                    GUARANTEE

                                ITB JULIUS HAMMER
                       (to be renamed SMT CHEMICAL TRADER)


         This GUARANTEE (this "Guaranty Agreement"), is made on ----- -------, 1999, by MARINE TRANSPORT CORPORATION, a Delaware corporation (the "Guarantor") to the United States of America, represented by the Department of Transportation, acting by and through the Maritime Administrator (the "Secretary").

                                   WITNESSETH:

         A. WHEREAS, on the date hereof (x) Julius Owner Corporation, a Delaware corporation (the "Assuming Shipowner"), is assuming certain obligations of STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, not in its individual capacity but solely as owner trustee under the Trust Agreement dated as of November 13, 1980, as amended, for the benefit of the owner participant named therein (the "Assigning Shipowner"), as shipowner under the Security Agreement, Contract No. MA-9880 (as supplemented and amended to date, the "Security Agreement"), between the Assigning Shipowner and the Secretary and (y) the Assigning Shipowner is being released from its obligations thereunder;

         B. WHEREAS, concurrently with the release of the Assigning Shipowner from its obligations under the Security Agreement, (x) Suwannee River Lines, Inc., a California corporation (the "Original Bareboat Charterer"), as bareboat charterer under a Bareboat Charter dated as of March 18, 1981 (as supplemented and amended to date, the "Original Bareboat Charter"), between the Original Bareboat Charterer and the Assigning Shipowner, is being released from its obligations under the Original Bareboat Charter, (y) Occidental Petroleum Corporation, a Delaware corporation (as successor to Occidental Petroleum Corporation, a California corporation, herein "Occidental"), as guarantor under a Bareboat Charter Guarantee dated as of March 18, 1981, relating to the Original Bareboat Charter (the "Old Bareboat Charter Guarantee") is being released from its obligations under such guarantee, and (z) the Secretary has requested, as a condition to the Secretary's consent to releasing Occidental from its obligations under the Old Bareboat Charter Guarantee, that (i) the Guarantor enter into this Guaranty Agreement of 75% of the obligations of the Assuming Shipowner under the Secretary's Note, (ii) Stolt-Nielsen Transportation Group Ltd., a Liberian corporation ("SNTG"), enter into a similar guarantee concurrently herewith of 25% of the obligations of the Assuming Shipowner under the Secretary's Note (the "SNTG Guarantee"), the liability of the Guarantor and SNTG under such guarantees being several but not joint, and (iii) Occidental enter into a Contingent Guarantee of certain of the obligations of the Bareboat Charterer under the Bareboat Charter; and

         C. WHEREAS, the Assuming Shipowner is an Affiliate of the Guarantor.

         NOW, THEREFORE, in consideration of the Secretary's consent to the assumption by the Assuming Shipowner of the Security Agreement and the Secretary's Note, and the benefits and advantages to be derived therefrom by the Guarantor, the Guarantor hereby agrees with the Secretary for its benefit as follows:

         1.  Guarantee.

                   (a) The Guarantor hereby absolutely, irrevocably, and unconditionally guarantees the due and punctual payment of the principal and interest on the Secretary's Note. The Guarantor shall be required to make said payments under this Guaranty Agreement upon receipt of a written notice from the Secretary which states that the Assuming Shipowner has not promptly, completely or effectively made said payments. The failure of the Guarantor to receive such a written notice or the failure of the Secretary to send said notice shall not relieve the Guarantor of its obligations under this Guaranty Agreement. This Guaranty Agreement shall be enforceable and exercisable by the Secretary from the first day of any failure by the Assuming Shipowner to make payment or mandatory prepayment of the principal of and the interest on the Secretary's Note when the same shall be due. The Guarantor shall immediately pay to the Secretary or its designee in immediately available funds such payments guaranteed herein.

                  (b) The Guarantor hereby consents and agrees that its obligations under this Guaranty Agreement will not be discharged by any act or omission to act of any kind by the Secretary or any other person or any other circumstances whatsoever (including, but not limited to, any extension, rearrangement, or renewal with respect to any indebtedness or other obligation of the Assuming Shipowner with or without notice to the Guarantor, any waiver of any right of the Secretary under the terms of the Secretary's Note, the Security Agreement, the Mortgage, or this Guaranty Agreement, any release of security, any transfer or assignment of rights or obligations accruing to the Secretary under the Secretary's Note, the Security Agreement, the Mortgage, or this Guaranty Agreement, any corporate reorganization, dissolution, merger, acquisition of or by or other alteration of the corporate existence or structure of the Assuming Shipowner or the Guarantor, discharge of the Assuming Shipowner in bankruptcy, the invalidity, illegality, or unenforceability of the Secretary's Note, the Security Agreement, the Mortgage, or this Guaranty Agreement or the absence of any action to enforce the obligations of the Assuming Shipowner) which might constitute a legal or equitable discharge of the Guarantor; it being the intention of the Guarantor that this Guaranty Agreement be absolute, continuing, and unconditional and the guarantee hereunder shall only be discharged by the payment in full of all sums so guaranteed hereunder.

                  (c) The Guarantor hereby irrevocably and unconditionally waives: (1) notice of any of the matters referred to in this Guaranty Agreement and any action by the Secretary in reliance thereon; (2) all notices which may be required by statute, rule of law, or otherwise to preserve any rights against the Guarantor hereunder, including without limitation, any demand, protest, proof of notice of non-payment of all sums payable under the Secretary's Note or any notice of any failure on the part of the Assuming Shipowner to perform or comply with any covenant, term, or obligations of any agreement to which it is a party; (3) any requirement for the enforcement, assertion, or exercise of any right, remedy, power, or privilege under or with respect to the Mortgage, the Security Agreement, or the Secretary's Note; (4) any requirement of diligence;
(5) any requirement that the Assuming Shipowner be joined as a party to any proceedings for the enforcement of any provision of this Guaranty Agreement, or that the Secretary proceed against any other guarantor executing this Guaranty Agreement or any other guaranty agreement; (6) any and all defenses to payment hereunder, except the defense of payment already made, and agrees to confess without contesting liability hereunder for any judgment validly entered hereon; (7) presentment, demand, protest, notice of protest and dishonor, notice of intent to accelerate, and notice of acceptance; or (8) the right to require the Secretary to pursue any remedy whatsoever in the Secretary's power.

                  (d) The Guarantor hereby agrees that this Guaranty Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time payment of any sum hereby guaranteed is rescinded or must be otherwise restored or returned by the Secretary, upon the insolvency, bankruptcy, or reorganization of the Assuming Shipowner, or otherwise, all as though such payment had not been made. The Guarantor further agrees that if the maturity of any obligations guaranteed herein be accelerated by bankruptcy or otherwise, such maturity shall also be deemed accelerated for the purpose of this Guaranty Agreement without demand or notice to the Guarantor.

                  (e) Any amount payable hereunder shall not be subject to any reduction by reason of any counterclaim, set-off, deduction, abatement or otherwise.

                  (f) The Guarantor shall pay all reasonable costs and expenses (including, without limitation, attorneys' fees and expenses) incurred in connection with the enforcement of the obligations of the Guarantor under this Guaranty Agreement.

                  (g) The Secretary's Note may be amended, modified, or endorsed without the consent of the Guarantor.

                  (h) The Secretary may enforce the Guarantor's obligations hereunder without in any way first pursuing or exhausting any other rights or remedies which the Secretary may have against the Assuming Shipowner or any other person, firm, or corporation or against any security the Secretary may hold.

                  (i) The obligations of the Guarantor hereunder shall equal seventy-five percent (75%) of the obligations of the Assuming Shipowner under the Secretary's Note. The obligations of the Guarantor hereunder are several but not joint with the obligations of SNTG under the SNTG Guarantee.

         2. Secretary's Rights. The Guarantor authorizes the Secretary, without notice or demand and without affecting the Guarantor's liability hereunder, to take and hold security for the payment of this Guaranty Agreement and/or any of the obligations guaranteed herein and exchange, enforce, waive, and release any such security; and to apply such security and direct the order or manner of sale thereof as the Secretary in his discretion may determine; and to obtain a guarantee of any of the obligations guaranteed herein from any one or more persons, corporations, or entities whomsoever and at any time or times to enforce, waive, rearrange, modify, limit or release such other persons, corporations, or entities from their obligations under such guarantees.

         3. Primary Liability. It is expressly agreed that the liability of the Guarantor for the payment of the obligations guaranteed herein shall be primary and not secondary.

         4. Representations and Warranties. The Guarantor represents and warrants as follows:

                  (a) It is a corporation duly organized, validly existing, and in good standing under the laws of the state of Delaware and has full power and authority (corporate, legal and other) to execute, deliver, and carry out the terms of this Guaranty Agreement;

                  (b) This Guaranty Agreement has been duly authorized, executed, and delivered by the Guarantor and constitutes the legal, valid, and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms;

                  (c) The execution, delivery, and performance by the Guarantor of this Guaranty Agreement does not require the approval or consent of its shareholders or of any governmental authority and does not contravene the Guarantor's Articles of Incorporation, or any mortgage, indenture, or other agreement binding upon it, or any law, regulation, order, judgment, or decree applicable to the Guarantor;

                  (d) The Guarantor's guarantee pursuant to this Guaranty Agreement may be expected to benefit, directly or indirectly, the Guarantor; and

                  (e) The Guarantor has fully adequate financial resources, funds, and assets to satisfy its obligations under this Guaranty Agreement and the Guarantor will in the future retain sufficient financial resources, funds, and assets to satisfy fully its obligations under this Guaranty Agreement.

         5. Continuing Guarantee. This Guaranty Agreement is a continuing guarantee of payment and collectability and shall:

                  (a) Remain in full force and effect so long as any obligation of the Assuming Shipowner to the Secretary referred to herein exists;

                  (b) Be binding upon the Guarantor, its successors and assigns;

                  (c) Be executed and issued for the sole and exclusive benefit of the United States, and no other party shall be permitted to claim any benefit, direct or indirect, therefrom. This Guaranty Agreement is nonassignable, any assignment thereof shall be null and void and have no legal effect whatsoever; and

                  (d) Inure to the benefit of, and be enforceable by the Secretary, his successors and assigns.

         6. Default. A default under the terms of this Guaranty Agreement shall be deemed to occur if the Guarantor fails to make any payment guaranteed hereunder.

         7. Notices. All communications may be made or delivered in person or by certified or registered mail, postage prepaid, addressed to the Guarantor or the Secretary as provided below or to such other address as the Guarantor or the Secretary may hereafter specify in a written notice to the other and all notices or other communications shall be in writing so addressed and shall be effective upon receipt by the addressee thereof:

         Guarantor:                 MARINE TRANSPORT CORPORATION
                                    1200 Harbor Boulevard, C-901
                                    Weehawken, NJ  07087
                                    Attention:  General Counsel

         Secretary:                 SECRETARY OF TRANSPORTATION
                                    c/o Maritime Administration
                                    Department of Transportation
                                    Washington, DC  20590
                                    Attn:   Chief, Division of Ship
                                            Financing Contracts

         8. Amendments and Supplements. No agreement shall be effective to change or modify, supplement, amend, or discharge in whole or in part this Guaranty Agreement unless such agreement is in writing, signed by the Guarantor and the Secretary.

         9. Governing Law. This Guaranty Agreement and the rights and obligations of the parties thereto shall in all respects be governed by, and construed and enforced in accordance with the federal law of the United States of America or in the absence of applicable federal law by the laws of the State of New York, including Section 5-1401 of the General Obligations Law of the State of New York.

         10. Counterparts. This Guaranty Agreement may be executed in one or more counterparts. All such counterparts shall be deemed to be originals and shall together constitute but one and the same instrument.

         11. Severability. If any term of this Guaranty Agreement or any application thereof shall be invalid or unenforceable, the remainder of this Guaranty Agreement and any other application of such term shall not be affected thereby.

         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty Agreement to be executed and delivered as of the day and year first above written.

                                             MARINE TRANSPORT CORPORATION



Attest:                                      By: ------------------------------
                                             Name: -----------------------------
-----------------------                      Title:-----------------------------

ACKNOWLEDGED BY:



                                                UNITED STATES OF AMERICA,
                                                SECRETARY OF TRANSPORTATION

                                                MARITIME ADMINISTRATOR



                                                By:----------------------------
                                                         Its Secretary

(SEAL)



ATTEST:


By:--------------------------------
     Its Assistant Secretary

                                    MTC-STOLT
                               GUARANTEE AGREEMENT



         This Guarantee Agreement (this "Guarantee Agreement"), dated this ____ day of September, 1999, by Marine Transport Corporation, a Delaware corporation (the "Guarantor"), to Stolt-Nielsen, S.A., a Luxembourg corporation ("Stolt SA"), and upon the conditions specified below, to Stolt-Nielsen Transportation Group Ltd., a Liberian company ("Stolt Group").

                                   WITNESSETH:

         WHEREAS, as an inducement to Occidental Petroleum Corporation, a Delaware corporation ("OPC") to enter into the Contingent Guarantee (as defined in the Stolt-OPC Guarantee hereinafter referred to) of even date herewith required by the United States of America, represented by the Secretary of Transportation, acting by and through the Maritime Administrator (the "Secretary"), to consummate the transactions (the "Transactions") referred to in the Contingent Guarantee in which Transactions each of MTC, Stolt SA and Stolt Group has an interest, Stolt SA and Stolt Group have agreed to enter into the Stolt-OPC Guarantee Agreement of even date herewith (the "Stolt-OPC Guarantee") in favor of OPC;

         WHEREAS, in accordance with the provisions of the Stolt-OPC Guarantee, Stolt SA and Stolt Group are required to make payments to OPC when OPC is required to make payments to the Secretary under the Contingent Guarantee; and

         WHEREAS, as an inducement to Stolt SA and Stolt Group to enter into the Stolt-OPC Guarantee, MTC has agreed to enter into this Guarantee Agreement.

         NOW, THEREFORE, in consideration of the premises, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions. Unless otherwise specifically defined herein, the capitalized terms used herein which are defined in the Stolt-OPC Guarantee and any reference therein to other instruments have the respective meanings given such terms in the Stolt-OPC Guarantee or such other instruments.

         2. Beneficiary. It is the intent and agreement of the parties hereto that this Guarantee Agreement shall be in favor of Stolt SA, but if and when there is a substitution of "Guarantor" (as such term is defined in the Stolt-OPC Agreement) pursuant to the provisions of the Stolt-OPC Agreement, then this Guarantee Agreement shall be in favor of such substituted Guarantor.

         3. Guarantee.

            (a) The Guarantor hereby absolutely, irrevocably and unconditionally guarantees to Stolt SA the prompt repayment of all amounts Stolt SA pays under the Stolt-OPC Guarantee, to the extent those amounts paid by Stolt SA thereunder are due to the failure of MTC to make payments to the Secretary required by the Transactions and are not due to the failure by Stolt SA to make payments required by the Transactions. The Guarantor shall be required to make said payments under this Guarantee Agreement within five (5) days of the receipt of a written notice from Stolt SA which describes the payments it has made under the Stolt-OPC Guarantee. The failure of the Guarantor to receive such a written notice or the failure of Stolt SA to send said notice shall not relieve the Guarantor of its obligations under this Guarantee Agreement. The Guarantor shall immediately pay to Stolt SA in immediately available funds such payments guaranteed herein.

         (b) The Guarantor hereby consents and agrees that its obligations under this Guarantee Agreement will not be discharged by any act or omission to act of any kind by Stolt SA or any other person or any other circumstances whatsoever which might constitute a legal or equitable discharge of the Guarantor; it being the intention of the Guarantor that this Guarantee Agreement be absolute, continuing and unconditional and the guarantee hereunder shall only be discharged by the payment in full of all sums so guaranteed hereunder.

         (c) The Guarantor hereby irrevocably and unconditionally waives: (i) notice of any of the matters referred to in this Guarantee Agreement and any action by Stolt SA in reliance thereon; (ii) all notices which may be required by statute, rule of law or otherwise to preserve any rights against the Guarantor hereunder, including, without limitations, any demand, protest, proof of notice of non-payment of sums once Stolt SA has notified the Guarantor that payment subject to this Guarantee Agreement was made under the Stolt-OPC Guarantee; (iii) any requirement for the enforcement, assertion or exercise of any right, remedy, power or privilege under or with respect to the Stolt-OPC Guarantee; (iv) any requirement that any party be joined as a party to any proceedings for the enforcement of any provision of this Guarantee Agreement or that Stolt SA proceed against any other guarantor executing any other guarantee agreement; (v) any and all defenses to payment hereunder, except the defense of payment already made, and agrees to confess without contesting liability hereunder for any judgment entered hereon; (vi) presentment, demand, protest, notice of protest and dishonor, notice of intent to accelerate and notice of acceptance; or (vii) the right to require Stolt SA to pursue any remedy in Stolt SA's power whatsoever.

         (d) The Guarantor hereby agrees that this Guarantee Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time payment of any sum hereby guaranteed is rescinded or must be otherwise restored or returned by Stolt SA, upon the insolvency, bankruptcy or reorganization of any person, firm or corporation, or otherwise, all as though such payment had not been made. The Guarantor further agrees that if the maturity of any obligations guaranteed herein be accelerated by bankruptcy or otherwise, such maturity shall also be deemed accelerated for the purpose of this Guarantee Agreement without demand or notice to the Guarantor.

         (e) Any amount payable hereunder shall not be subject to any reduction by reason of any counterclaim, set-off, deduction, abatement or otherwise.

         (f) The Guarantor shall pay all reasonable costs and expenses (including, without limitation, attorneys' fees and expenses) incurred in connection with the enforcement of the obligations of the Guarantor under this Guarantee Agreement.

         (g) Stolt SA may enforce the Guarantor's obligations hereunder without in any way first pursuing or exhausting any other rights or remedies which Stolt SA may have against any other person, firm or corporation or against any security Stolt SA may hold.

        4. Agreement to Contingent Guarantee. MTC has been provided a copy of the Stolt-OPC Guarantee, have reviewed it and found it acceptable in all respects. A copy of the Stolt-OPC Guarantee is attached to this Guarantee Agreement. Stolt SA agrees that it will not agree to any amendment of the Stolt-OPC Guarantee that adversely affects the rights of the Guarantor hereunder without the prior written approval of the Guarantor.

        5. Representations and Warranties. The Guarantor represents and warrants as follows:

           (a) It is a corporation duly authorized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has full power and authority (corporate, legal and other) to execute, deliver and carry out the terms of this Guarantee Agreement;

           (b) This Guarantee Agreement has been duly authorized, executed and delivered by it and constitutes the legal, valid and binding obligation of it enforceable against the Guarantor in accordance with its terms;

           (c) The execution, delivery and performance by it of this Guarantee Agreement does not require the approval or consent of its shareholders or of any governmental authority and does not contravene any of its corporate organizational documents or any mortgage, indenture or other agreement binding upon it, or any law, regulation, order, judgment or decree applicable to it;

           (d) Its guarantee pursuant to this Guarantee Agreement will be expected to benefit it, directly or indirectly; and

           (e) It has fully adequate financial resources, funds, and assets to satisfy its obligations under this Guarantee Agreement, and it will in the future retain financial resources, funds, and assets to satisfy fully its obligations under this Guarantee Agreement.

        6. Continuing Guarantee. This Guarantee Agreement is a continuing guarantee of payment and collectibility and shall:

           (a) Remain in full force and effect so long as any obligation of Stolt SA exists under the Stolt-OPC Guarantee;

           (b) Be binding upon the Guarantor, its successors and assigns;

           (c) Be executed and issued for the sole and exclusive benefit of Stolt SA, and no other party shall be permitted to claim any benefit, direct or indirect, therefrom. This Guarantee Agreement is nonassignable by the Guarantor and any assignment thereof by it shall be null and void and have no legal effect whatsoever; and

           (d) Inure to the benefit of, and be enforceable by Stolt SA, its successors and assigns.

           7. Subrogation.

           (a) Upon any payment made by the Guarantor pursuant to this Guarantee Agreement, the Guarantor, to the extent of such payment, shall be fully subrogated to all rights of subrogation of Stolt SA, but only to the extent afforded Stolt SA under the Stolt-OPC Guarantee.

           (b) Stolt SA, at the Guarantor's expense, shall promptly and duly execute and deliver to the Guarantor such further documents and take such further action as the Guarantor may from time to time reasonably request in order more effectively to carry out the intent and purpose of these subrogation rights to establish and protect the rights and remedies created or intended to be created in this Section 7.

           8. Default. A default under the terms of this Guarantee Agreement shall be deemed to occur if the Guarantor fails to make any payments guaranteed hereunder within the time provided in Section 3.

           9. Notices. All communications may be made or delivered in person or by certified or registered mail, postage prepaid, or telefax followed by mail, addressed to Stolt SA or Stolt Group as provided below or to such other address as any of them may hereafter specify in a written notice to the others and all notices or other communications shall be in writing so addressed and shall be effective upon receipt by the addressee thereof:

         Stolt SA or
         Stolt Group:               Stolt-Nielsen S.A. or Stolt- Nielsen
                                    Transportation Group, Ltd.
                                    8 Sound Shore Drive
                                    P.O. Box 2300
                                    Greenwich, CT 06836
                                    Attention:   Paul E. O'Brien, Esquire
                                                 Vice President and Assistant
                                                 General Counsel

                                    Telefax:(203) 625-3920

         The Guarantor:             Marine Transport Corporation
                                    1200 Harbor Boulevard, C-901
                                    Weehawken, NJ 07087
                                    Attention:General Counsel

                                    Telefax:  201-330-9646

           10. Amendments and Supplements. No agreement shall be effective to change or modify, supplement, amend or discharge in whole or in part this Guarantee Agreement unless such agreement is in writing, signed by the parties hereto.

           11. Governing Law; Jurisdiction.

           (a) This Guarantee Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

           (b) Each of the parties hereto hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of the Supreme Court of the State of New York sitting in New York County (including its appellate division) and of any other appellate court in the State of New York arising out of or relating to this Guarantee Agreement or the transactions contemplated hereby. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in any inconvenient forum. To the extent that any party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such party hereby irrevocably waives such immunity in respect of its obligations under this Guarantee Agreement.

           (c) Each of the parties hereby irrevocably appoints CT Corporation System (the "Process Agent"), with an office on the date hereof at 1633 Broadway, New York, New York 10019, as its agent to receive on behalf of it and its property service of copies of the summons and complaint and any other process which may be served in any suit, action or proceeding arising out of or relating to this Guarantee Agreement to which it is a party. Such service may be made by mailing or delivering a copy of such process to each such party in care of the Process Agent at the Process Agent's above address, together with written notice of such service given to each such party in the manner provided in
Section 9 hereof, and each such party hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. Each of the parties agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 11 shall affect the right of any party to serve legal process in any other manner permitted by law or affect the right of any party to bring any action or proceeding against any other party or its property in the courts of any other jurisdictions.

          12. Counterparts. This Guarantee Agreement may be executed in one or more counterparts. All such counterparts shall be deemed to be originals and shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, this Guarantee Agreement has been executed on the day and year first above written.




                                     MARINE TRANSPORT CORPORATION



                                     By:------------------------------------
                                        Name:
                                        Title:



                                      STOLT-NIELSEN S.A.



                                      By:------------------------------------
                                         Name:
                                         Title:



                                      STOLT-NIELSEN TRANSPORTATION GROUP LTD.



                                      By:------------------------------------
                                         Name:
                                         Title:

                                                                         4.08(a)

                                                                    Contract No.
                                                                         MA-9894

                   ASSIGNMENT, ASSUMPTION AND AMENDMENT NO. 1
                                       TO
                  TITLE XI RESERVE FUND AND FINANCIAL AGREEMENT


                                       by


                           FRANCES OWNER CORPORATION,
                                                     ASSUMING COMPANY


                            FRANCES ODS CORPORATION,
                                                     BAREBOAT CHARTERER

                            STOLT MARINE TANKERS LLC,
                                                     TIME CHARTERER


                                       AND


                      SUWANNEE RIVER PHOSPHATE LINES, INC.,
                                                     ORIGINAL BAREBOAT CHARTERER


                                       AND


                          THE UNITED STATES OF AMERICA


                               SEPTEMBER 29, 1999



                               ITB FRANCES HAMMER
                      (TO BE RENAMED SMT CHEMICAL EXPLORER)

                   ASSIGNMENT, ASSUMPTION AND AMENDMENT NO. 1
                                       TO
                  TITLE XI RESERVE FUND AND FINANCIAL AGREEMENT

                               ITB FRANCES HAMMER
                      (to be renamed SMT CHEMICAL EXPLORER)


         THIS ASSIGNMENT, ASSUMPTION AND AMENDMENT NO. 1 (this "Amendment"), to TITLE XI RESERVE FUND AND FINANCIAL AGREEMENT (the "Agreement"), Contract No. MA-9894, dated September 16, 1981, among FRANCES OWNER CORPORATION, a Delaware corporation (the "Assuming Company"), FRANCES ODS CORPORATION, a Delaware corporation (the "Bareboat Charterer"), STOLT MARINE TANKERS LLC, a Delaware limited liability company (the "Time Charterer"), SUWANNEE RIVER PHOSPHATE LINES, INC., a California corporation (the "Original Bareboat Charterer"), and the UNITED STATES OF AMERICA (the "United States"), represented by the SECRETARY OF TRANSPORTATION, acting by and through the MARITIME ADMINISTRATOR (the "Secretary"), pursuant to the provisions of Title XI of the Merchant Marine Act, 1936, as amended, is made on September 29, 1999.

                                    RECITALS:

         A. On September 16, 1981, the Original Bareboat Charterer and the Secretary entered into the Agreement, in connection with the issuance by the Secretary of a Guarantee of certain Obligations issued by the Shipowner to assist in financing the construction of the Vessel; and

         B. On the date hereof, State Street Bank and Trust Company, a Massachusetts trust company, not in its individual capacity but solely as owner trustee under the Trust Agreement dated as of November 13, 1980, as amended, for the benefit of the owner participant named therein, as Shipowner, is transferring the Vessel to the Assuming Company, which is assuming the obligations of the Shipowner under the Security Agreement hereinafter referred to, the Original Bareboat Charterer is being released from its obligations under the Bareboat Charter dated as of September 16, 1981, between the Original Bareboat Charterer and the Shipowner, and the Assuming Company is entering into a new bareboat charter of the Vessel (the "Bareboat Charter") with the Bareboat Charterer and the Bareboat Charterer is time-chartering the Vessel to the Time Charterer.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                  ARTICLE FIRST

                            ASSUMPTION OF OBLIGATIONS

       1. The Original Bareboat Charterer hereby transfers, assigns, sets over, confirms and conveys to the Assuming Company, the Bareboat Charterer and the Time Charterer, without limitation, all of its right, title, and interest in, and all of its duties and obligations under the Agreement, and each of the Assuming Company, the Bareboat Charterer and the Time Charterer hereby accepts such transfer, assignment and conveyance, without limitation, subject to the terms and conditions of the Agreement and accepts and assumes all of the right, title, interest, duties and obligations of the Original Bareboat Charterer under the Agreement arising as of or after the Effective Date with the same force and effect as if each of the Assuming Company, the Bareboat Charterer and the Time Charterer had been named as a party thereto, including without limitation, the obligation to pay any amounts which would have been payable by the Original Bareboat Charterer under the Agreement on or after the Effective Date but for this Amendment. As of the Effective Date, the Original Bareboat Charterer shall have no further obligations under the Agreement and the Secretary hereby releases the Original Bareboat Charterer from its obligations thereunder.

         2. The transfer, assignment, conveyance, acceptance, assumption and release provided in Section 1 above shall become effective on the Effective Date and shall be of no force or effect prior thereto. Notwithstanding any provision of this Amendment to the contrary: (i) the rights of the respective parties under the Agreement which shall have unconditionally accrued at any time up to and including the Effective Date shall survive the Effective Date, and (ii) neither the assignment and assumption effected hereby nor any proceedings arising from the Agreement shall (x) relieve any party thereto from the observance or performance of any obligation required to be observed or performed on or prior to the Effective Date, or from liability for any acts or omissions of such party which were performed or required to be performed on or prior to the Effective Date, or (y) serve as a defense against any claim for breach of or failure to perform any such obligation.

         3. The Assuming Company, the Bareboat Charterer and the Time Charterer each hereby expressly confirms and agrees to the Secretary's continuing security interest in the Bareboat Charter Security Fund, which shall be known as the Title XI Reserve Fund from and after the Effective Date.

         4. From and after the Effective Date all references in the Agreement to the Company (as such term is defined in the Agreement) shall be deemed to be references to the Assuming Company, the Bareboat Charterer and the Time Charterer.

         5. The Agreement is hereby amended in all respects to conform to the provisions in this Amendment, and all provisions thereof inconsistent with the provisions herein shall be read and interpreted so as to conform to the provisions hereof.

                                 ARTICLE SECOND

                         REPRESENTATIONS AND WARRANTIES

         1.       The Assuming Company hereby represents and warrants that:

                  (a) the Assuming Company was duly organized and is now validly existing and in good standing under the laws of the State of Delaware;

                  (b) the Assuming Company has duly authorized, executed and delivered this Amendment; and

                  (c) the execution, delivery and performance by the Assuming Company of this Amendment are not in contravention of any indenture or undertaking to which the Assuming Company is a party or by which it is bound.

         2. The Bareboat Charterer hereby represents and warrants that:

                  (a) the Bareboat Charterer was duly organized and is now validly existing and in good standing under the laws of the State of Delaware;

                  (b) the Bareboat Charterer has duly authorized, executed and delivered this Amendment; and

                  (c) the execution, delivery and performance by the Bareboat Charterer of this Amendment are not in contravention of any indenture or undertaking to which the Bareboat Charterer is a party or by which it is bound.

         3. The Time Charterer hereby represents and warrants that:

                  (a) the Time Charterer was duly organized and is now validly existing and in good standing under the laws of the State of Delaware;

                  (b) the Time Charterer has duly authorized, executed and delivered this Amendment; and

                  (c) the execution, delivery and performance by the Time Charterer of this Amendment are not in contravention of any indenture or undertaking to which the Time Charterer is a party or by which it is bound.

         4. The Original Bareboat Charterer hereby represents and warrants that:

                  (a) the Original Bareboat Charterer was duly organized and is now validly existing and in good standing under the laws of the State of California;

                  (b) the Original Bareboat Charterer has duly authorized, executed and delivered this Amendment; and

                  (c) the execution, delivery and performance by the Original Bareboat Charterer of this Amendment are not in contravention of any indenture or undertaking to which the Original Bareboat Charterer is a party or by which it is bound.



                                  ARTICLE THIRD

                ADDITIONS, DELETIONS AND AMENDMENTS TO EXHIBIT 1
                         (THE GENERAL PROVISIONS OF THE
                 TITLE XI RESERVE FUND AND FINANCIAL AGREEMENT)

          Exhibit 1 to the Agreement, as amended by Article Third of the Special Provisions of the Agreement, is hereby further amended as follows and as so amended shall take effect immediately following the assignment by the Original Bareboat Charterer, the assumption by the Assuming Company, the Bareboat Charterer and the Time Charterer and the release of the Original Bareboat
Charterer:

         (1) Paragraph 4 of Article First of the Special Provisions is hereby deleted in its entirety in its current form.

         (2) Paragraph 1 of Article Third of the Special Provisions is hereby deleted in its entirety in its current form.

         (3) Paragraphs 4, 5, 6 and 8 of Article Third of the Special Provisions are hereby deleted in their entirety in their respective current forms.

         (4) Paragraph 2(b)(2)(D) of the Exhibit 1 to the Title XI Reserve Fund and Financial Agreement ("Exhibit 1") is hereby amended and restated as follows:

                  "(D) Irrespective of the Company's deposit requirements into the Title XI Reserve Fund, the Company shall not be required to make any deposits into the Title XI Reserve Fund if (i) the Obligations and the related Secretary's Note with respect to the Vessel shall have been satisfied and discharged and if the Company shall have paid or caused to be paid all other sums secured under the Security Agreement or the Mortgage, (ii) all of the Guarantees on the Outstanding Obligations shall have been terminated pursuant to the Security Agreement, or (iii) the amount (including any securities at current market value) in the Title XI Reserve Fund plus the Other Title XI Reserve Fund, together with the amount on deposit in the Capital Construction Fund of Marine Transport Corporation, a Delaware corporation (hereinafter, the "CCF"), is equal to, or in excess of 50% of the principal amount of the Outstanding Obligations plus the Other Outstanding Obligations".

         (5)      A new subsection 2(c) is hereby added to Exhibit 1 as follows:

                  "(c) No later than the time when any withdrawal is made from the CCF, the Company shall deposit, or cause to be deposited, into the Title XI Reserve Fund an amount equal to the amount of such withdrawal from the CCF, provided, however, that the deposits specified in this subsection shall not be required to be made if the amount (including any securities at current market value) in the Title XI Reserve Fund plus the Other Title XI Reserve Fund , together with the amount on deposit in the CCF is equal to, or in excess of 50% of the principal amount of the Outstanding Obligations plus the Other Outstanding Obligations."

         (6)      Section 3 of Exhibit 1 is hereby amended as follows:

                  (a) By adding before the period at the end of subsection 3(a) the following: "; provided, however, that no withdrawal may be made prior to January 1, 2001."; and

                  (b) By adding a new section (d) as follows:

                      "(d) The Secretary hereby approves withdrawals on or after January 1, 2001, for the purpose of dry-docking expenses only, upon sixty days prior written notice to the Secretary which, when aggregated for the SMT CHEMICAL EXPLORER and the SMT CHEMICAL TRADER, shall not exceed $500,000."

         (7) Clauses (i), (ii), and (iii) of subsection 13 (b) of Exhibit 1 in their present form are hereby deleted and the following is substituted therefor:

                  "(i) each of the MTC Guarantee, the SNTG Guarantee, and the Contingent Guarantee are in full force and effect and (ii) MTC's market capitalization is at least $10 million, the Company shall not, without the prior written consent of the Secretary:"

         (8) Subsection 13(c)(1) of Exhibit 1 in its present form is hereby deleted and the following is substituted therefor:

                  "(1) (i) pay any dividend or make any distribution of earnings so long as the Contingent Guarantee is required to remain in effect and
         (ii) after the Contingent Guarantee is no longer required to be in effect, make any distribution of earnings except as may be permitted by
         (A) or (B) below:

                      (A) From retained earnings in an amount specified in subsection (C) below, provided that, in the fiscal year in which the distribution of earnings is made there is no operating loss to the date of such payment of such distribution of earnings, and (i) there was no operating loss in the immediately preceding three fiscal years, or (ii) there was a one-year operating loss during the immediately preceding three fiscal years, but (a) such loss was not in the immediately preceding fiscal year, and (b) there was positive net income for the three year period;

                           (B) If distributions of earnings may not be made under (A) above, a distribution can be made in an amount equal to the total operating net income for the immediately preceding three fiscal year period, provided that, (i) there were no two successive years of operating losses, (ii) in the fiscal year in which such distribution is made, there is no operating loss to the date of such distribution, and
         (iii) the distribution or earnings made would not exceed an amount specified in Section 9(a)(1)(C) below;

                           (C) Distributions of earnings may be made from earnings of prior years in an aggregate amount equal to (i) 40 percent of the Company's total net income after tax for each of the prior years, less any distributions that were made in such years; or (ii) the aggregate of the Company's total net income after tax for such prior years, provided that, after making such distribution, the Company's Long Term Debt does not exceed its Net Worth. In computing net income for the purposes of this Section, extraordinary gains, such as gains from the sale of assets, shall be excluded."

         (9) Pursuant to subsection 13(a), each of the Company, the Bareboat Charterer and the Time Charterer, with the consent of the Secretary, hereby elects to be governed by sub-sections 13(b) and (c) of Exhibit 1 hereto, as amended herein. From the date hereof, the covenants set forth in Section 12 of
Exhibit 1 hereto shall not apply to the Company, the Bareboat Charterer or the Time Charterer.

         (10) The Secretary hereby approves the Management Agreement and the Commercial Management Agreement and the provisions of Section 13(c)(2) shall not apply thereto.

         (11) The Secretary hereby consents to the Second Mortgage, the Bareboat Charter and the Time Charter and the provisions of Section 13(c)(3) shall not apply thereto.

         (12) The provisions of Section 14(c) as amended in Article Third of the Special Provisions shall apply to each Guarantor and the Time Charterer.

         (13) Section 15 of Exhibit 1 in its present form is hereby deleted in its entirety. Immediately upon the execution and delivery of this Amendment, the Company shall meet the requirements specified in Section 13(b) of Exhibit 1 as amended hereby.

         (14) Attachment A to the Agreement is hereby amended by deleting the addresses that appear thereon and inserting in their place the following:

         "A.  Name and address of Title XI Reserve Fund Depository:

              U.S. Bank Trust National Association
              One California Street, 4th Floor
              San Francisco, CA  94111

              Attn: Corporate Trust Administration
              Reference: Vessel SMT CHEMICAL EXPLORER

                           (formerly ITB FRANCES HAMMER)

         "B.      Name and address of the Assuming Company:

                  Frances Owner Corporation
                  c/o Marine Transport Corporation
                  1200 Harbor Boulevard, 9th Floor, C-901
                  Weehawken, NJ  07087-0901
                  Attn:  General Counsel

         "C.      Name and address of the Bareboat Charterer:

                  Frances ODS Corporation
                  c/o Marine Transport Corporation
                  1200 Harbor Boulevard, 9th Floor, C-901
                  Weehawken, NJ 07087-0901
                  Attn:  General Counsel

         "D.      Name and address of the Time Charterer:

                  Stolt Marine Tankers LLC
                  c/o Marine Transport Corporation
                  1200 Harbor Boulevard, 9th Floor, C-901
                  Weehawken, NJ 07087-0901
                  Attn:  General Counsel



                                 ARTICLE FOURTH

                                  MISCELLANEOUS

         1. This instrument is executed as and shall constitute an amendment to and be incorporated into and made a part of the Agreement. All of the terms and provisions of the Agreement as amended hereby shall continue to be and shall remain in full force and effect.

         2. This Amendment may be executed in any number of counterparts. All such counterparts shall be deemed to be originals and shall together constitute but one and the same instrument.

         3. Capitalized terms used herein which are defined in Schedule X to the Security Agreement, Contract No. MA-9892, dated as of November 25, 1980, as amended by Amendment No. 1 thereto dated October 18, 1991, and Assignment, Assumption and Amendment No. 2 thereto dated the date hereof, between the Shipowner and the United States of America, or by reference therein to other instruments or agreements, shall have the meanings given to such terms in said Schedule X or such other instruments or agreements.

         4. This Amendment and the rights and obligations of the parties hereto shall in all respects be governed by, construed and enforced in accordance with the federal laws of the United States of America, but if they are inapplicable, then in accordance with the laws of the State of New York, including Section 5-1401 of the General Obligations Law of the State of New York.

         5. If any term of the Agreement, as amended by this Amendment, or any application thereof shall be invalid or unenforceable, the remainder of the Agreement, as amended, and any other application of such term shall not be affected thereby.

         IN WITNESS WHEREOF, this Amendment has been executed by the Assuming Company, the Bareboat Charterer, the Time Charterer and the Original Bareboat Charterer and the Secretary as of the day and year first above written.


                                                FRANCES OWNER CORPORATION,
                                                            Assuming Company




                                                By: __________________________
                                                    Name:
                                                    Title:



Attest:



_____________________________
Assistant Secretary

                                                  FRANCES ODS CORPORATION,
                                                          the Bareboat Charterer




                                                  By:
                                                      _________________________
                                                      Name:
                                                      Title:


Attest:


______________________________

Assistant Secretary

                                           STOLT MARINE TANKERS LLC,
                                                         Time Charterer




                                           By:---------------------------------
                                           Name:
                                           Title:


Attest:




------------------------------
Assistant Secretary

                                         SUWANNEE RIVER PHOSPHATE LINES, INC.,
                                                     Original Bareboat Charterer



                                         By: ___________________________________
                                             Name:
                                             Title:


Attest:


______________________________
Assistant Secretary

                                            UNITED STATES OF AMERICA,
                                            SECRETARY OF TRANSPORTATION

                                            BY:  MARITIME ADMINISTRATOR




                                            By:-------------------------------
                                               Secretary
                                               Maritime Administration


Attest:




------------------------------
Assistant Secretary
Maritime Administration

                                                                        4.08 (b)

                                                                    CONTRACT NO.
                                                                         MA-9882

                   ASSIGNMENT, ASSUMPTION AND AMENDMENT NO. 1
                                       TO
                  TITLE XI RESERVE FUND AND FINANCIAL AGREEMENT


                                       BY


                            JULIUS OWNER CORPORATION,
                                             ASSUMING COMPANY


                             JULIUS ODS CORPORATION,
                                             BAREBOAT CHARTERER

                            STOLT MARINE TANKERS LLC,
                                             TIME CHARTERER


                                       AND


                           SUWANNEE RIVER LINES, INC.,
                                             ORIGINAL BAREBOAT CHARTERER


                                       AND


                          THE UNITED STATES OF AMERICA


                               SEPTEMBER 29, 1999


                                ITB JULIUS HAMMER
                       (TO BE RENAMED SMT CHEMICAL TRADER)

                   ASSIGNMENT, ASSUMPTION AND AMENDMENT NO. 1
                                       TO
                  TITLE XI RESERVE FUND AND FINANCIAL AGREEMENT

                                ITB JULIUS HAMMER
                       (TO BE RENAMED SMT CHEMICAL TRADER)


         THIS ASSIGNMENT, ASSUMPTION AND AMENDMENT NO. 1 (this "Amendment"), to TITLE XI RESERVE FUND AND FINANCIAL AGREEMENT (the "Agreement"), Contract No. MA-9882, dated March 18, 1981, among JULIUS OWNER CORPORATION, a Delaware corporation (the "Assuming Company"), JULIUS ODS CORPORATION, a Delaware corporation (the "Bareboat Charterer"), STOLT MARINE TANKERS LLC, a Delaware limited liability company (the "Time Charterer"), SUWANNEE RIVER LINES, INC., a California corporation (the "Original Bareboat Charterer"), and the UNITED STATES OF AMERICA (the "United States"), represented by the SECRETARY OF TRANSPORTATION, acting by and through the MARITIME ADMINISTRATOR (the "Secretary"), pursuant to the provisions of Title XI of the Merchant Marine Act, 1936, as amended, is made on September 29, 1999.

                                    RECITALS:

         A. On March 18, 1981, the Original Bareboat Charterer and the Secretary entered into the Agreement, in connection with the issuance by the Secretary of a Guarantee of certain Obligations issued by the Shipowner to assist in financing the construction of the Vessel; and

         B. On the date hereof, State Street Bank and Trust Company, a Massachusetts trust company, not in its individual capacity but solely as owner trustee under the Trust Agreement dated as of November 13, 1980, as amended, for the benefit of the owner participant named therein, as Shipowner, is transferring the Vessel to the Assuming Company, which is assuming the obligations of the Shipowner under the Security Agreement hereinafter referred to, the Original Bareboat Charterer is being released from its obligations under the Bareboat Charter dated as of September 16, 1981, between the Original Bareboat Charterer and the Shipowner, and the Assuming Company is entering into a new bareboat charter of the Vessel (the "Bareboat Charter") with the Bareboat Charterer and the Bareboat Charterer is time-chartering the Vessel to the Time Charterer.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                  ARTICLE FIRST

                            ASSUMPTION OF OBLIGATIONS

         1. The Original Bareboat Charterer hereby transfers, assigns, sets over, confirms and conveys to the Assuming Company, the Bareboat Charterer and the Time Charterer, without limitation, all of its right, title, and interest in, and all of its duties and obligations under the Agreement, and each of the Assuming Company, the Bareboat Charterer and the Time Charterer hereby accepts such transfer, assignment and conveyance, without limitation, subject to the terms and conditions of the Agreement and accepts and assumes all of the right, title, interest, duties and obligations of the Original Bareboat Charterer under the Agreement arising as of or after the Effective Date with the same force and effect as if each of the Assuming Company, the Bareboat Charterer and the Time Charterer had been named as a party thereto, including without limitation, the obligation to pay any amounts which would have been payable by the Original Bareboat Charterer under the Agreement on or after the Effective Date but for this Amendment. As of the Effective Date, the Original Bareboat Charterer shall have no further obligations under the Agreement and the Secretary hereby releases the Original Bareboat Charterer from its obligations thereunder.

         2. The transfer, assignment, conveyance, acceptance, assumption and release provided in Section 1 above shall become effective on the Effective Date and shall be of no force or effect prior thereto. Notwithstanding any provision of this Amendment to the contrary: (i) the rights of the respective parties under the Agreement which shall have unconditionally accrued at any time up to and including the Effective Date shall survive the Effective Date, and
(ii) neither the assignment and assumption effected hereby nor any proceedings arising from the Agreement shall (x) relieve any party thereto from the observance or performance of any obligation required to be observed or performed on or prior to the Effective Date, or from liability for any acts or omissions of such party which were performed or required to be performed on or prior to the Effective Date, or (y) serve as a defense against any claim for breach of or failure to perform any such obligation.

         3. The Assuming Company, the Bareboat Charterer and the Time Charterer each hereby expressly confirms and agrees to the Secretary's continuing security interest in the Bareboat Charter Security Fund, which shall be known as the Title XI Reserve Fund from and after the Effective Date.

         4. From and after the Effective Date all references in the Agreement to the Company (as such term is defined in the Agreement) shall be deemed to be references to the Assuming Company, the Bareboat Charterer and the Time Charterer.

         5. The Agreement is hereby amended in all respects to conform to the provisions in this Amendment, and all provisions thereof inconsistent with the provisions herein shall be read and interpreted so as to conform to the provisions hereof.

                                 ARTICLE SECOND

                         REPRESENTATIONS AND WARRANTIES

1.       The Assuming Company hereby represents and warrants that:

         (a) the Assuming Company was duly organized and is now validly existing and in good standing under the laws of the State of Delaware;

         (b) the Assuming Company has duly authorized, executed and delivered this Amendment; and

         (c) the execution, delivery and performance by the Assuming Company of this Amendment are not in contravention of any indenture or undertaking to which the Assuming Company is a party or by which it is bound.

2.       The Bareboat Charterer hereby represents and warrants that:

         (a) the Bareboat Charterer was duly organized and is now validly existing and in good standing under the laws of the State of Delaware;

         (b) the Bareboat Charterer has duly authorized, executed and delivered this Amendment; and

         (c) the execution, delivery and performance by the Bareboat Charterer of this Amendment are not in contravention of any indenture or undertaking to which the Bareboat Charterer is a party or by which it is bound.

3.       The Time Charterer hereby represents and warrants that:

         (a) the Time Charterer was duly organized and is now validly existing and in good standing under the laws of the State of Delaware;

         (b) the Time Charterer has duly authorized, executed and delivered this Amendment; and

         (c) the execution, delivery and performance by the Time Charterer of this Amendment are not in contravention of any indenture or undertaking to which the Time Charterer is a party or by which it is bound.

4.       The Original Bareboat Charterer hereby represents and warrants that:

         (a) the Original Bareboat Charterer was duly organized and is now validly existing and in good standing under the laws of the State of California;

         (b) the Original Bareboat Charterer has duly authorized, executed and delivered this Amendment; and

         (c) the execution, delivery and performance by the Original Bareboat Charterer of this Amendment are not in contravention of any indenture or undertaking to which the Original Bareboat Charterer is a party or by which it is bound.


                                  ARTICLE THIRD

                ADDITIONS, DELETIONS AND AMENDMENTS TO EXHIBIT 1
                         (THE GENERAL PROVISIONS OF THE
                 TITLE XI RESERVE FUND AND FINANCIAL AGREEMENT)

         Exhibit 1 to the Agreement, as amended by Article Third of the Special Provisions of the Agreement, is hereby further amended as follows and as so amended shall take effect immediately following the assignment by the Original Bareboat Charterer, the assumption by the Assuming Company, the Bareboat Charterer and the Time Charterer and the release of the Original Bareboat
Charterer:

         (1) Paragraph 4 of Article First of the Special Provisions is hereby deleted in its entirety in its current form.

         (2) Paragraph 1 of Article Third of the Special Provisions is hereby deleted in its entirety in its current form.

         (3) Paragraphs 4, 5, 6 and 8 of Article Third of the Special Provisions are hereby deleted in their entirety in their respective current forms.

         (4) Paragraph 2(b)(2)(D) of the Exhibit 1 to the Title XI Reserve Fund and Financial Agreement ("Exhibit 1") is hereby amended and restated as follows:

                  "(D)     Irrespective of the Company's deposit requirements
         into the Title XI Reserve Fund, the Company shall not be required to make any deposits into the Title XI Reserve Fund if (i) the Obligations and the related Secretary's Note with respect to the Vessel shall have been satisfied and discharged and if the Company shall have paid or caused to be paid all other sums secured under the Security Agreement or the Mortgage, (ii) all of the Guarantees on the Outstanding Obligations shall have been terminated pursuant to the Security Agreement, or (iii) the amount (including any securities at current market value) in the Title XI Reserve Fund plus the Other Title XI Reserve Fund, together with the amount on deposit in the Capital Construction Fund of Marine Transport Corporation, a Delaware corporation (hereinafter, the "CCF"), is equal to, or in excess of 50% of the principal amount of the Outstanding Obligations plus the Other Outstanding Obligations".

         (5)      A new subsection 2(c) is hereby added to Exhibit 1 as follows:

                  "(c)     No later than the time when any withdrawal is made
         from the CCF, the Company shall deposit, or cause to be deposited, into the Title XI Reserve Fund an amount equal to the amount of such withdrawal from the CCF, provided, however, that the deposits specified in this subsection shall not be required to be made if the amount (including any securities at current market value) in the Title XI Reserve Fund plus the Other Title XI Reserve Fund, together with the amount on deposit in the CCF is equal to, or in excess of 50% of the principal amount of the Outstanding Obligations plus the Other Outstanding Obligations."

         (6)      Section 3 of Exhibit 1 is hereby amended as follows:

                  (a) By adding before the period at the end of subsection 3(a) the following: "; provided, however, that no withdrawal may be made prior to January 1, 2001."; and

                  (b)      By adding a new section (d) as follows:

                           "(d)     The Secretary hereby approves withdrawals on
         or after January 1, 2001, for the purpose of dry-docking expenses only, upon sixty days prior written notice to the Secretary which, when aggregated for the SMT CHEMICAL EXPLORER and the SMT CHEMICAL TRADER, shall not exceed $500,000."

         (7) Clauses (i), (ii), and (iii) of subsection 13 (b) of Exhibit 1 in their present form are hereby deleted and the following is substituted therefor:

                  "(i) each of the MTC Guarantee, the SNTG Guarantee, and the Contingent Guarantee are in full force and effect and (ii) MTC's market capitalization is at least $10 million, the Company shall not, without the prior written consent of the Secretary:"

         (8) Subsection 13(c)(1) of Exhibit 1 in its present form is hereby deleted and the following is substituted therefor:

                  "(1)     (i) pay any dividend or make any distribution of
         earnings so long as the Contingent Guarantee is required to remain in effect and (ii) after the Contingent Guarantee is no longer required to be in effect, make any distribution of earnings except as may be permitted by (A) or (B) below:

                           (A)      From retained earnings in an amount
         specified in subsection (C) below, provided that, in the fiscal year in which the distribution of earnings is made there is no operating loss to the date of such payment of such distribution of earnings, and (i) there was no operating loss in the immediately preceding three fiscal years, or (ii) there was a one-year operating loss during the immediately preceding three fiscal years, but (a) such loss was not in the immediately preceding fiscal year, and (b) there was positive net income for the three year period;

                           (B) If distributions of earnings may not be made under (A) above, a distribution can be made in an amount equal to the total operating net income for the immediately preceding three fiscal year period, provided that, (i) there were no two successive years of operating losses, (ii) in the fiscal year in which such distribution is made, there is no operating loss to the date of such distribution, and
         (iii) the distribution or earnings made would not exceed an amount specified in Section 9(a)(1)(C) below;

                           (C) Distributions of earnings may be made from earnings of prior years in an aggregate amount equal to (i) 40 percent of the Company's total net income after tax for each of the prior years, less any distributions that were made in such years; or (ii) the aggregate of the Company's total net income after tax for such prior years, provided that, after making such distribution, the Company's Long Term Debt does not exceed its Net Worth. In computing net income for the purposes of this Section, extraordinary gains, such as gains from the sale of assets, shall be excluded."

         (9) Pursuant to subsection 13(a), each of the Company, the Bareboat Charterer and the Time Charterer, with the consent of the Secretary, hereby elects to be governed by sub-sections 13(b) and (c) of Exhibit 1 hereto, as amended herein. From the date hereof, the covenants set forth in Section 12 of Exhibit 1 hereto shall not apply to the Company, the Bareboat Charterer or the Time Charterer.

         (10) The Secretary hereby approves the Management Agreement and the Commercial Management Agreement and the provisions of Section 13(c)(2) shall not apply thereto.

         (11) The Secretary hereby consents to the Second Mortgage, the Bareboat Charter and the Time Charter and the provisions of Section 13(c)(3) shall not apply thereto.

         (12) The provisions of Section 14(c) as amended in Article Third of the Special Provisions shall apply to each Guarantor and the Time Charterer.

         (13) Section 15 of Exhibit 1 in its present form is hereby deleted in its entirety. Immediately upon the execution and delivery of this Amendment, the Company shall meet the requirements specified in Section 13(b) of Exhibit 1 as amended hereby.

         (14) Attachment A to the Agreement is hereby amended by deleting the addresses that appear thereon and inserting in their place the following:

         "A.      Name and address of Title XI Reserve Fund Depository:

                  U.S. Bank Trust National Association
                  One California Street, 4th Floor
                  San Francisco, CA  94111

                  Attn:    Corporate Trust Administration
                  Reference:        Vessel SMT CHEMICAL TRADER
                                    (formerly JULIUS HAMMER)

         "B.      Name and address of the Assuming Company:

                  Julius Owner Corporation
                  c/o Marine Transport Corporation
                  1200 Harbor Boulevard, 9th Floor, C-901
                  Weehawken, NJ  07087-0901
                  Attn:  General Counsel

         "C.      Name and address of the Bareboat Charterer:

                  Julius ODS Corporation
                  c/o Marine Transport Corporation
                  1200 Harbor Boulevard, 9th Floor, C-901
                  Weehawken, NJ 07087-0901
                  Attn:  General Counsel

         "D.      Name and address of the Time Charterer:

                  Stolt Marine Tankers LLC
                  c/o Marine Transport Corporation
                  1200 Harbor Boulevard, 9th Floor, C-901
                  Weehawken, NJ 07087-0901
                  Attn:  General Counsel


                                 ARTICLE FOURTH

                                  MISCELLANEOUS

         1. This instrument is executed as and shall constitute an amendment to and be incorporated into and made a part of the Agreement. All of the terms and provisions of the Agreement as amended hereby shall continue to be and shall remain in full force and effect.

         2. This Amendment may be executed in any number of counterparts. All such counterparts shall be deemed to be originals and shall together constitute but one and the same instrument.

         3. Capitalized terms used herein which are defined in Schedule X to the Security Agreement, Contract No. MA-9880, dated as of November 25, 1980, as amended by Amendment No. 1 thereto dated October 18, 1991, and Assignment, Assumption and Amendment No. 2 thereto dated the date hereof, between the Shipowner and the United States of America, or by reference therein to other instruments or agreements, shall have the meanings given to such terms in said
Schedule X or such other instruments or agreements.

         4. This Amendment and the rights and obligations of the parties hereto shall in all respects be governed by, construed and enforced in accordance with the federal laws of the United States of America, but if they are inapplicable, then in accordance with the laws of the State of New York, including Section 5-1401 of the General Obligations Law of the State of New York.

         5. If any term of the Agreement, as amended by this Amendment, or any application thereof shall be invalid or unenforceable, the remainder of the Agreement, as amended, and any other application of such term shall not be affected thereby.

         IN WITNESS WHEREOF, this Amendment has been executed by the Assuming Company, the Bareboat Charterer, the Time Charterer and the Original Bareboat Charterer and the Secretary as of the day and year first above written.


                                         JULIUS OWNER CORPORATION,
                                                                Assuming Company




                                         By: ___________________________________
                                             Name:
                                             Title:


Attest:




________________________________
Assistant Secretary

                                         JULIUS ODS CORPORATION,
                                                          the Bareboat Charterer




                                         By:
                                              --------------------------------

                                               Name:
                                               Title:


Attest:




------------------------------
Assistant Secretary

                                         STOLT MARINE TANKERS LLC,
                                                                  Time Charterer




                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:


Attest:




------------------------------
Assistant Secretary

                                         SUWANNEE RIVER LINES, INC.,
                                                     Original Bareboat Charterer



                                         By: -----------------------------------
                                             Name:
                                             Title:


Attest:



------------------------------
Assistant Secretary

                                            UNITED STATES OF AMERICA,
                                            SECRETARY OF TRANSPORTATION

                                            BY:  MARITIME ADMINISTRATOR




                                            By:
                                               --------------------------
                                               Secretary
                                               Maritime Administration


Attest:




------------------------------
Assistant Secretary
Maritime Administration

                                                                         5.03(a)


                                  TIME CHARTER


                                     BETWEEN


                             FRANCES ODS CORPORATION
                                              SUB-BAREBOAT CHARTERER


                                       AND


                            STOLT MARINE TANKERS LLC
                                              TIME CHARTERER



                     DATED AS OF ________________ ____, 1999








                                 FRANCES HAMMER

                                Table of Contents

                                  TIME CHARTER

                                     BETWEEN

                             FRANCES ODS CORPORATION
                                              SUB-BAREBOAT CHARTERER
                                       AND

                            STOLT MARINE TANKERS LLC
                                              TIME CHARTERER


SECTION 1.         Definitions ............................................      1
SECTION 2.         The Vessel .............................................      1
SECTION 3.         Period-Delivery-Redelivery .............................      3
   3.1    Primary Period ..................................................      3
   3.2    Extensions ......................................................      3
   3.3    Delivery ........................................................      4
   3.4    Redelivery ......................................................      4
SECTION 4.         Hire, Costs and Fees ...................................      5
   4.1    Hire ............................................................      5
   4.2    Operating Costs .................................................      6
   4.3    Payment .........................................................     13
SECTION 5.         The Vessel's Qualities .................................     15
   5.1    General .........................................................     15
   5.2    Fresh Water .....................................................     16
   5.3    Documentation ...................................................     17
   5.4    Identification ..................................................     17
SECTION 6.         Operational Provisions .................................     17
   6.1    Compliance; Trading Limits ......................................     17
   6.2    Use .............................................................     18
   6.3    Types of Cargo ..................................................     19
   6.4    Loading-Discharging .............................................     19
   6.5    General Obligations of Sub-Bareboat Charterer ...................     19
   6.6    Certain Obligations of Time Charterer ...........................     20
   6.7    Personnel Matters ...............................................     20
   6.8    Certain Duties of Master ........................................     22
   6.9    Additional Equipment ............................................     23
   6.10   Tugs and Pilots .................................................     24
   6.11   Claims ..........................................................     24
SECTION 7.         Bills of Lading ........................................     25
SECTION 8.         Pollution ..............................................     25
SECTION 9.         Insurance ..............................................     26
   9.1    Requirements ....................................................     26
   9.2    Option ..........................................................     26
   9.3    Losses ..........................................................     27

                                       (i)

SECTION 10.       Drydocking, Lay-Up ......................................     27
   10.1   Drydocking ......................................................     27
   10.2      Lay-Up .......................................................     27
   10.3   Effect on Costs .................................................     28
SECTION 11.       Improvements ............................................     28
SECTION 12.       Liens and Attachments ...................................     29
   12.1   Discharge .......................................................     29
   12.2   Further Encumbrances ............................................     30
   12.3   Power to Impose .................................................     30
SECTION 13.      Exceptions ...............................................     32
SECTION 14.      Events and Consequences of Termination of Time Charter
                 or Replacement of Sub-Bareboat Charterer .................     33
   14.1   Events of Termination ...........................................     33
   14.2   Replacement of Sub-Bareboat Charterer ...........................     33
   14.3   Payments Upon Termination of Time Charter .......................     33
SECTION 15.       Events of Time Default and Remedies .....................     33
   15.1   Events of Time Default ..........................................     33
   15.2   Remedies Upon an Event of Time Default ..........................     35
SECTION 16.       Events of Sub-Bareboat Charterer Default and Remedies ...     35
   16.1   Events of Sub-Bareboat Charterer Default ........................     35
   16.2   Remedies Upon an Event of Sub-Bareboat Charterer Default ........     38
SECTION 17.       General .................................................     39
   17.1   Ice .............................................................     39
   17.2   Safe Berth ......................................................     39
   17.3   Limitations .....................................................     39
   17.4   Government Direction and Blockade ...............................     39
   17.5   No Frustration ..................................................     41
   17.6   Salvage Money ...................................................     41
   17.7   No Demise .......................................................     41
   17.8   Transfer and Subcharters ........................................     42
   17.9   Governing Law ...................................................     42
   17.10     Notice .......................................................     43
   17.11     Changes ......................................................     44
   17.12     Records ......................................................     44
   17.13     Operational Review ...........................................     44
   17.14     Procedures ...................................................     45
   17.15     Sub-Bareboat Charterer's Contracts ...........................     45
   17.16     Headings .....................................................     45
   17.17     Counterparts .................................................     45
   17.18     Separability .................................................     45
   17.19     U.S. Government Aids .........................................     46
   17.20     Subordination ................................................     47
   17.21     Escape or Discharge of Oil or Hazardous Substance ............     47
   17.22     Section References ...........................................     48

                                      (ii)

                                TABLE OF CONTENTS

                                  TIME CHARTER

                                 FRANCES HAMMER

         This TIME CHARTER is made as of ______________________ ____, 1999, by and between Frances ODS Corporation, ("Sub-Bareboat Charterer"), a Delaware corporation, and Stolt Marine Tankers LLC, ("Time Charterer"), a Delaware limited liability company.

                                   WITNESSETH:

         WHEREAS, Sub-Bareboat Charterer desires to time charter the Vessel to Time Charterer and Time Charterer desires to time charter the Vessel from Sub-Bareboat Charterer, in each case on the terms and conditions hereinafter set forth;

         NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, Sub-Bareboat Charterer agrees to let and time charter and Time Charterer agrees to hire and time charter the Vessel on the terms and conditions hereinafter set forth.

         SECTION 1. DEFINITIONS.

         The capitalized terms used herein which are defined in, or by reference in Schedule X hereto, as said Schedule X may be amended from time to time as provided herein have the meanings specified in said Schedule X.

         SECTION 2. THE VESSEL.

         Sub-Bareboat Charterer hereby lets to Time Charterer, and Time Charterer hereby hires from Sub-Bareboat Charterer, the use and services of the Vessel, which shall have the particulars and capabilities specified below in this Section, but as any thereof may be modified with Time Charterer's approval:

         (a) American Bureau of Shipping Classification. Tug: +Al Towing Service, +AMS, +ACC; Barge: +Ale "Chemical Barge" and "Oil Barge."

         (b) Carriage capacity. About 41,250 long tons total dead weight of cargo, bunkers, stores and water, on a draft of 36 feet 0 inches in salt water; and permanent bunkers, after deduction of 2 percent for expansion, of 2,633 long tons of intermediate fuel oil and 661 long tons of light fuel oil.

         (c) Speed. Capable of maintaining average speeds of 15.0 knots loaded and 15.5 knots in ballast, by reference to the observed distance traveled from seabuoy to seabuoy, and under weather conditions up to and including Beaufort Scale Force No. 5 except for reductions in speed due to restricted visibility or traffic conditions.

         (d) Fuel. Fitted for burning light or intermediate diesel oil in main motors, and light diesel oil under boilers. Capable of maintaining, on all passages from seabuoy to seabuoy, under weather conditions up to and including Beaufort Scale Force No. 5, an average daily fuel consumption of 57 tons of intermediate fuel oil of the best commercial grade available with a maximum viscosity of 180 centistokes at 50 degrees centigrade, excluding auxiliary engines, cargo recirculating or heating and tank cleaning.

         (e) Pumps. Equipped with center tank cargo pumps with self-stripping features, capable of maintaining an aggregate discharge throughput of 1600 metric tons per hour of bulk liquid cargoes having specific gravities of 2.1 and viscosities of 2,000 SSU, with a maximum pressure at the Vessel's manifold of 125 lbs. per square inch and 10 wing tank cargo pumps with self-stripping features, each capable of maintaining an aggregate discharge throughput of 750 gallons per minute, against a maximum pressure at the Vessel's manifold of 125 lbs. per square inch of petroleum products at a specific gravity of .86 and a maximum viscosity of 1,000 SSU.

         (f) Nothing in this Section 2 shall be construed as a waiver of any rights either Sub-Bareboat Charterer or Time Charterer may have under any other agreement between Sub-Bareboat Charterer and Time Charterer nor any rights of Time Charterer against Sub-Bareboat Charterer in connection with the obligations of Sub-Bareboat Charterer under Section 12 hereof.

         SECTION 3. PERIOD-DELIVERY-REDELIVERY.

         3.1      PRIMARY PERIOD.

         This Time Charter shall be in effect from the Effective Date for the balance of the Original Term.

         3.2      EXTENSIONS.

         So long as no Event of Time Default shall exist and be continuing, Time Charterer shall have options to extend this Time Charter for one or more Renewal Terms of two to five years each, exercisable by giving Sub-Bareboat Charterer notice at least one hundred eighty days before the end of the Original Term or 60 days before the end of the then current Renewal Term (as the case may be), which notice shall specify the period of such Renewal Term. In the event that Time Charterer does not exercise such option to extend the Time Charter beyond the Original Term, and an extension of more than 180 days beyond the twenty-fifth anniversary of the Delivery Date is required for the completion of a voyage in progress or for necessary repairs in accordance with the redelivery requirements set forth in Article 13(b) of the Bareboat Charter, then this Time Charter shall automatically be renewed for a Renewal Term equal to the period commencing at midnight on the last day of the Original Term and ending at midnight on the last day of the Charter Period. Upon the extension of this Time

Charter in accordance with this Section 3.2, the Sub-Bareboat Charter shall automatically be renewed for the same period.

         3.3      DELIVERY.

         Time Charterer shall be deemed to have accepted the Vessel hereunder simultaneously with the delivery to and acceptance of the Vessel by Sub-Bareboat Charterer pursuant to the Sub-Bareboat Charter. Time Charterer's acceptance of the Vessel under this Time Charter, as provided in this Section 3.3, shall confirm and be conclusive evidence, as between Sub-Bareboat Charterer and Time Charterer, that the Vessel is in all respects satisfactory to Time Charterer and in compliance with all requirements of this Time Charter, and Time Charterer will not assert any claim of any nature whatsoever against Sub-Bareboat Charterer based on any of the foregoing matters in this Section 3.3. Nothing in this Section 3.3 shall be construed as a waiver of any right that either Time Charterer or Sub-Bareboat Charterer may have against any person other than Sub-Bareboat Charterer or Time Charterer.

         3.4      REDELIVERY.

         (a) On the last day of the Charter Period, unless (i) this Time Charter has been terminated pursuant to Section 14.1, or (ii) use of the Vessel has been requisitioned as described in Article 12 of the Sub-Bareboat Charter and such requisition is continuing, Time Charterer shall, except as provided in
Article 13(b) of the Sub-Bareboat Charter (relating to an extension of the Charter Period to make redelivery repairs), at Time Charterer's cost and expense, redeliver the Vessel to Sub-Bareboat Charterer or the purchaser to whom the Vessel was sold under Article 11 of the Bareboat Charter, at any safe port in the continental United States on the coast on or nearest which the Vessel is trading at the end of the Charter Period designated by the Bareboat Charterer by written notice to Sub-Bareboat Charterer and Time Charterer at least 45 days prior to the end of the Charter Period. Time Charterer agrees that at the time of such redelivery the Vessel shall be free and clear of all liens, charges and encumbrances created by it.

         (b) Any property of Time Charterer remaining aboard the Vessel upon redelivery may be retained or disposed of by Sub-Bareboat Charterer as its own property.

         SECTION 4. HIRE, COSTS AND FEES.

         4.1      HIRE.

         The amount Time Charterer shall pay as hire for the use and services of the Vessel during the continuance of this Time Charter shall comprise the aggregate of the following:

         (a) Basic Hire, Supplemental Hire, Termination Value and Stipulated Loss Value (or amounts that are determined with Basic Hire, Supplemental Hire, Termination Value or Stipulated Loss Value as the basis for such determination) in the same amounts and at the same time and place as shall be payable by Bareboat Charterer to Shipowner under the Bareboat Charter; and

         (b) Operating Hire, which consists of amounts equal to the following:

                  (1) Operating Costs. All costs incurred by Sub-Bareboat Charterer in respect of obligations incident to the operation of the Vessel and in performance of Sub-Bareboat Charterer's obligations hereunder and under the Sub-Bareboat Charter, as detailed in Section 4.2(f), below; and

                  (2) Operating Fee. A daily Operating Fee to Sub-Bareboat Charterer in an amount as shall be determined by the parties, such amount to include the Management Fee included in the Management Agreement noted in Section 4.2 (e), below.

         If an item of Operating Cost is not appropriately budgeted pursuant to
Section 4.2, Sub-Bareboat Charterer is not required to incur such cost or make any payments, except to the extent necessary to meet operating exigencies where obtaining prior review by, or the prior approval of, Time Charterer is not practicable.

         4.2      OPERATING COSTS.

         (a) Estimates. At least 120 days before the beginning of each Calendar Year, Sub-Bareboat Charterer shall submit to Time Charterer a written estimate of the aggregate Operating Costs to be incurred during that forthcoming Calendar Year. Such estimate shall include itemizations of the estimated Operating Costs in reasonable detail; shall show how the estimated Operating Costs were determined, including explanations of any thereof that are extraordinary and shall be subject to Time Charterer's approval and verification. Not later than 60 days before the beginning of each Calendar Year, Sub-Bareboat Charterer and Time Charterer shall agree on an estimate of the Operating Costs for such Calendar Year, which shall be the basis for payment of Operating Hire for such Calendar Year, subject, however, to review, at the request of Time Charterer at any time during the Calendar Year and adjustment to allow for any previously unanticipated changes in Operating Costs to be incurred.

         (b) Economy. Sub-Bareboat Charterer shall use its best efforts at all times to keep Operating Costs at a minimum consistent with the Vessel's full and efficient performance in the service of Time Charterer.

         (c) Audits of Operating Costs. Time Charterer may cause to be made during regular business hours, after the end of each fiscal year of Sub-Bareboat Charterer, an audit of Sub-Bareboat Charterer's accounts and records relating to Operating Costs for the Calendar Year ending during that fiscal year by certified public auditors selected and paid by Time Charterer. A copy of the report of each such audit shall be delivered to Sub-Bareboat Charterer as soon as it is completed, but not later than one hundred and twenty days after the end of such fiscal year of Sub-Bareboat Charterer.

         (d)      General Audits. Without limiting the right contained in
Section 4.2(c) hereof, Time Charterer shall have the right to make general audits of Sub-Bareboat Charterer's operation of the Vessel during regular business hours, by authorized employees or representatives of Time Charterer or its Affiliates, at any time but not more often than once every six months. Such audits may cover all aspects of Sub-Bareboat Charterer's performance hereunder and its operation of the Vessel, including the determination and control of Operating Costs, voyage and port performance, cargo handling, maintenance of the Vessel and its equipment, drydocking of the Vessel and spare gear and stores inventories. Sub-Bareboat Charterer shall maintain and retain for at least four Calendar Years (or until Time Charterer's audit thereof, if earlier, but always for as long as may be required for purposes of the ODS Contract) complete and accurate records relating to its performance and operation of the Vessel, including, without limitation: (1) payroll records, cancelled payroll checks and receipts for cash payroll payments which are included in Operating Costs, (2) copies of original invoices for all purchases and repairs, and copies of purchase orders, if any (including subcontractors' and other third parties' services) and evidences of payment thereof, (3) other documents evidencing the receipt and issuance of equipment, gear and stores for use on the Vessel, (4) the Vessel's logs and other records of its performance and operation, (5) true and correct copies of contracts material to any operations hereunder, or as reasonably requested by Time Charterer including, but not limited to, collective bargaining agreements, agreements with shipping agents, repair and drydock contracts, and (6) copies of any competitive bids for major repairs changes or modifications to the Vessel.

         (e) If Sub-Bareboat Charterer enters into an agreement, other than a labor agreement, with another person providing for operation of the Vessel, Sub-Bareboat Charterer shall first have obtained Time Charterer's consent thereto and shall cause such agreement to give Time Charterer the right to make audits of such other person's operation of the Vessel under terms and conditions equivalent to those contained in Sections 4.2(c) and (d) hereof and shall contain such person's agreement to maintain complete and accurate books, accounts and other records as specified in Section 17.12 hereof. Time Charterer hereby consents to the Management Agreement between Sub-Bareboat Charterer and Marine Transport Management, Inc., dated the date hereof.

         (f)      Operating Costs shall include:

                  (i) Manning costs. All costs incurred and paid by Sub-Bareboat Charterer pursuant to the terms of any collective bargaining agreement applicable to the crew.

                  (ii) Insurance costs. All costs incurred and paid by Sub-Bareboat Charterer, including, but not limited to, all payments within deductibles or franchises, all amounts paid for premiums, club costs, fees, dues or calls, all amounts paid for obtaining (including marine insurance brokerage fees and expenses), maintaining and collecting proceeds (including legal and investigatory fees and expenses) under insurance to be carried by Sub-Bareboat Charterer pursuant to
                           Article 8 of the Sub-Bareboat Charter (except insurance referred to in Article 8(i) of the Sub-Bareboat Charter) and all expenses incurred in connection with the collection of such insurance proceeds in the event of an Event of Loss.

                  (iii) Maintenance and repair costs. The cost of repairs, excluding items paid for by insurance, and the cost of maintenance or improvements required by governmental authority, ABS or determined to be necessary or advisable by Time Charterer, Sub-Bareboat Charterer or Bareboat Charterer, (subject to the reasonable approval of Time Charterer, Sub-Bareboat Charterer or Bareboat Charterer, as the case may be) including, but not limited to, spare parts, replacement parts, renewals, alterations, modifications, adjustments, innovations, improvements and all related expenses whatsoever, including but not limited to gas

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
                           freeing, tank cleaning, cleaning, painting, drydocking, towage, pilotage; and other expenses, if any, while repairing, maintaining, improving, awaiting repairs or maintenance or improvements and proceeding to or from the port or place where repairs or maintenance or improvements are made and in connection with a general average sacrifice or expenditure; and all additional expenses during a lay-up of the Vessel approved or requested by Time Charterer, agency fees and expenses and supervision costs and reasonable transportation costs incurred in connection therewith.

                  (iv) Stores Costs. The cost of all consumable and expendable items, including but not limited to deck and engine room stores, galley and cabin stores, medical supplies purchased for use aboard the Vessel and cost of purchasing, transporting, insuring and loading such items.

                  (v) Subsistence costs. The cost of all provisions and food purchased for the use of the Vessel and cost of purchasing, transporting, insuring and loading thereof, as well as rubbish removal, and/or any allowances paid to the crew in lieu of actual food supplies. Sub-Bareboat Charterer's expenditures for subsistence shall be consistent with expenditures which are, or would reasonably be anticipated to be, made by operators of recognized standing

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
                           engaged in the operation of United States flag vessels of size, type, trade, cargo and crew most similar to the Vessel.

                  (vi) Lube Oil costs. The cost of all lubricating oils for and additives used in conjunction with the main engines and auxiliary diesels, reduction gear oil, hydraulic oil used for the steering gears and the hydraulic systems on both the tug and barge, and such other greases and lubricants as may be required for the operation of the Vessel and its equipment.

                  (vii) Fuel costs. The cost of all fuels used in conjunction with the main engines, auxiliary engines, galley fuel and fuel provided for crew use on both the tug and barge, except to the extent such fuel costs are paid by Time Charterer pursuant to Section 6.6 hereof.

                  (viii) Other costs. The cost of "MARISAT" satellite communications with the Vessel, outside engineering consultant fees, outside legal fees (subject to the approval of Bareboat Charterer or Time Charterer, as the case may be, which approval shall not be unreasonably withheld), the cost of an annual audit of Sub-Bareboat Charterer's financial records by an independent certified public accounting firm, any fees paid to any government or regulatory agency, not otherwise included in Operating Costs, all costs in connection with salvage activities and all other costs and expenses incurred in direct connection with the operation of the

                           Vessel (including any costs incurred in connection with compliance with the provisions of Section 17.22 hereof and Exhibit I to this Time Charter) and in the performance of Sub-Bareboat Charterer's obligations under the Sub-Bareboat Charter.

         (g) Any amounts received by Sub-Bareboat Charterer in reduction of Operating Costs, whether pursuant to the ODS Contract or otherwise, shall reduce operating costs hereunder in the full amount received by Sub-Bareboat Charterer.

         (h) Notwithstanding the foregoing, Operating Costs shall NOT include the following:

                  (1) Any fines or penalties levied by any governmental authority against Sub-Bareboat Charterer or any other Person operating the Vessel on behalf of Sub-Bareboat Charterer as a result of the negligence, gross negligence, or willful misconduct of Sub-Bareboat Charterer or any other Person operating the Vessel on behalf of Sub-Bareboat Charterer;

                  (2) Any tax or withholding for taxes and any fines, penalties or interest thereon which is levied on, or measured by, the net income of Sub-Bareboat Charterer, or any taxes in lieu thereof;

                  (3) Any of the direct management costs or direct overhead costs of the Sub-Bareboat Charterer and any other Person operating the Vessel; direct management costs, direct overhead costs, and any other administrative costs incurred in connection with the operation of the Vessel which are included in the Operating Fee; and

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
                  (4) Any claims paid by Sub-Bareboat Charterer under the second sentence of Article 7(a) of the Sub-Bareboat Charter or the second sentence of Section 12.1 hereof.

         (i) Sub-Bareboat Charterer and Time Charterer agree that in the event Time Charterer pays for any item that is properly considered an Operating Cost, Time Charterer shall be entitled to reimbursement for such item from Sub-Bareboat Charterer. Sub-Bareboat Charterer further agrees that in no event shall it be entitled to recover twice any element of Operating Costs from Time Charterer.

         4.3      PAYMENT.

         (a) Basic Hire, Supplemental Hire, Termination Value and Stipulated Loss Value. Basic Hire, Supplemental Hire, Termination Value and Stipulated Loss Value shall be paid by Time Charterer at the same place and not later than the times and the dates on which such Basic Hire, Supplemental Hire, Termination Value and Stipulated Loss Value are payable by Bareboat Charterer to Shipowner or other appropriate Person under the Bareboat Charter. Payments of Basic Hire, Supplemental Hire, Termination Value and Stipulated Loss Value shall be paid by Time Charterer directly to Bareboat Charterer or any other person Bareboat Charterer designates, in writing, to Sub-Bareboat Charterer and Time Charterer.

         (b) Operating Hire. Not later than the first day of each month during each Calendar Year, Time Charterer shall pay Sub-Bareboat Charterer, as preliminary Operating Hire for that month, an amount equal to one-twelfth of the estimate of Operating Costs for that Calendar Year, as agreed pursuant to
Section 4.2(a) hereof (excluding any drydocking and insurance elements that Time Charterer shall have agreed to pay upon invoice of Sub-Bareboat

Charterer) less any amounts actually received by Sub-Bareboat Charterer pursuant to the ODS Contract, plus the Operating Fee for that month. Within ninety days after the end of such Calendar Year: (1) the actual Operating Hire for such Calendar Year (including modifications or adjustments to the Operating Fee as agreed to by the parties to the Management Agreement) shall be initially determined; (2) there shall be credited to the actual Operating Hire: (i) all of Time Charterer's preliminary payments of Operating Hire during the Calendar Year, if any, and amounts actually received by Sub-Bareboat Charterer pursuant to the ODS Contract and (ii) any other credits to which Time Charterer is entitled under this Time Charter; (3) if there is a deficiency of such aggregate credits from the actual Operating Hire, such deficiency shall be promptly paid by Time Charterer; or (4) if there is an excess of such aggregate credits over the actual Operating Hire, such excess shall be promptly refunded (or credited, at Time Charterer's option, to future Operating Hire) by Sub-Bareboat Charterer. Promptly following the annual audit of Operating Costs pursuant to the terms of
Section 4.2(c) hereof, a final adjustment to the Operating Hire shall be determined based on such audit, subject to further adjustment based on final resolution of amounts payable under the ODS Contract.

         (c) Disputed Amounts. In the event that after an audit has been conducted for a Calendar Year pursuant to Sections 4.2(c) and (d) hereof, Sub-Bareboat Charterer and Time Charterer disagree over the amount of actual Operating Hire due Sub-Bareboat Charterer for such Calendar Year, then Sub-Bareboat Charterer may deliver to Time Charterer an Officer's Certificate setting forth in reasonable detail the reasons why Sub-Bareboat Charterer believes it is entitled to the amount in dispute. Upon receipt of such Officer's Certificate, Time Charterer shall promptly pay such disputed amount to Sub-Bareboat Charterer, and may thereafter proceed against Sub-Bareboat Charterer, under Section 17.9 hereof, to obtain a refund of all or part of the disputed amount.

         (d) Indemnity for Loss of Use of Vessel. Amounts payable by Time Charterer under Sections 4.1(a) and 4.1(b) hereof shall be payable without interruption; provided, however, should the Vessel be in collision with another vessel or craft or stranded or strike an object or be damaged by fire, explosion or other causes for which a third party is legally liable, [Sub-Bareboat Charterer] shall indemnify and hold harmless Time Charterer: (a) by reimbursing Time Charterer for amounts payable under Sections 4.1(a) and 4.1(b) hereof and paid from the time the casualty occurred until the Vessel is returned to a fully efficient state and able to resume its service, from a position not less favorable to Time Charterer than its former position where the casualty occurred; and (b) from any losses of profits under any subcharter of the Vessel or agreement for employment of the Vessel during the period the Vessel is detained due to such casualty, in each case only to the extent such third party is held liable and has made payment to Sub-Bareboat Charterer for amounts payable by Time Charterer under Sections 4.1(a) and 4.1(b) hereof, and the loss of profits under any subcharter or agreement for employment of the Vessel (net of any collection costs incurred therefor by Sub-Bareboat Charterer). Loss of employment of the Vessel shall include steaming at reduced speed, deviations, and temporary and permanent repair periods.

         SECTION 5. THE VESSEL'S QUALITIES.

         5.1      GENERAL.

         The Sub-Bareboat Charterer shall maintain the Vessel tight, staunch, strong and sufficiently tackled, appareled, furnished, equipped and supplied and in every respect

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
seaworthy and in good operating condition for the service contemplated by this Time Charter, with holds, cargo tanks, pipelines, and valves clear, clean, and tight, and with pumps, heat exchangers, and all other equipment in good working order. Time Charterer's acceptance of the Vessel under Section 3.3 hereof shall confirm and be conclusive evidence as between Sub-Bareboat Charterer and Time Charterer that the Vessel is in all respects satisfactory to Time Charterer and in compliance with all requirements of the preceding sentence and this Time Charter. Nothing in this Section 5.1 shall be construed as a waiver of any right that either Sub-Bareboat Charterer or Time Charterer may have against any person concerning the Vessel other than Time Charterer or Sub-Bareboat Charterer, respectively, or as a waiver of any rights either Sub-Bareboat Charterer or Time Charterer may have under any other agreement between Sub-Bareboat Charterer and Time Charterer. Such particulars and capabilities of the Vessel, after taking into account the age and the condition of the Vessel at the commencement of this Time Charter, shall be maintained by Sub-Bareboat Charterer throughout the continuance of this Time Charter exercising due diligence and best marine standards and Time Charterer shall always be entitled to the Vessel's full capabilities.

         5.2      FRESH WATER.

         The Vessel when delivered to Time Charterer shall be equipped with a salt water evaporator which is capable of making sufficient water to supply the Vessel's domestic needs, and which Sub-Bareboat Charterer shall maintain in good operating condition after taking into account the age of the Vessel.

         5.3      DOCUMENTATION.

                  Sub-Bareboat Charterer shall maintain the documentation of the Vessel under the laws and flag of the United States in the name of the Shipowner throughout the continuance of this Time Charter. Neither Sub-Bareboat Charterer nor Time Charterer shall permit the Vessel to be documented or operated under any foreign flag, or to permit anything which might prejudice the Vessel's documentation as herein required.

         5.4      IDENTIFICATION.

         For the purposes of identification, Time Charterer shall have the right, at its own expense, to have the Vessel painted in colors of its own selection, to install and display its stack insignia, to fly its own "house flag" and to utilize the colors, insignia or flag of any person directly or indirectly controlling, or controlled by, or under direct or indirect common control with Time Charterer and Time Charterer shall remove such insignia and flag, at its expense, prior to redelivery.

         SECTION 6. OPERATIONAL PROVISIONS.

         6.1      COMPLIANCE; TRADING LIMITS.

         The Vessel shall, and Sub-Bareboat Charterer covenants that it will, at Time Charterer's reasonable cost and expense, at all times comply with the Sub-Bareboat Charter, all applicable laws, treaties and conventions, and all applicable rules, regulations and orders issued thereunder, particularly, but without limitation by this enumeration, the International Convention for Safety of Life at Sea, 1960, as amended, and all applicable laws, rules, regulations and orders administered by the United States Maritime Administration, Coast Guard, Federal Maritime Commission, Customs Service, Environmental Protection Agency,

ABS and any other United States agency, or their respective successors, having jurisdiction over matters concerning the use, operation and maintenance of the Vessel and regulations of the International Maritime Organization and Sub-Bareboat Charterer covenants that it will have on board, when required thereby, valid certificates showing compliance therewith. Subject to the preceding sentence and subject to the American Institute of Trade Warranties, Time Charterer shall have the full use of the Vessel and may employ the Vessel as required to perform this Time Charter in any part of the world and in such lawful trades as Time Charterer may direct. However, upon reasonable advance notice to Sub-Bareboat Charterer, Time Charterer may breach those Institute Warranties where said breach is allowable upon approval of the marine underwriters for the Vessel, provided that Time Charterer shall pay any additional premiums assessed by the Vessel's insurers for breach of the Institute's Warranties, provided further that the Vessel shall not be operated in any area in which the insurance required by Article 8 of the Sub-Bareboat Charter would not be in full force and effect. Sub-Bareboat Charterer covenants that it will comply with applicable regulations so as to enable the Vessel to pass through the Suez and Panama Canals by day or night without delay so long as the applicable fees have been paid in advance by Time Charterer.

         6.2      USE.

         The full use of the Vessel (but not more than it can reasonably stow and safely carry) shall be at Time Charterer's disposal, reserving proper and sufficient space for the Vessel's officers, crew, Master's cabin, tackle, apparel, furniture, fuel, water, provisions and stores. Sub-Bareboat Charterer shall provide proper and sufficient quarters on the Vessel for an

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
authorized representative of Time Charterer, upon reasonable advance notice from Time Charterer that it wishes to have such an authorized representative on board the Vessel.

         6.3      TYPES OF CARGO.

         Time Charterer shall have the option of shipping liquid bulk, petroleum products or any other lawful cargo in bulk for which the Vessel and its tanks are suitable, as well as any lawful merchandise, between decks or other suitable space available, subject to the Master's approval as to kind, character, amount and stowage, and to Time Charterer's payment of all charges for dunnage, loading, stowing and discharging.

         6.4      LOADING-DISCHARGING.

         The Vessel shall be loaded, discharged or lightened as rapidly as possible by night as well as by day, at any safe port, berth, dock, anchorage or submarine line, or alongside lighters or lightening vessels, (including ship to ship transfers at anchor or underway, but Time Charterer shall supply all necessary fenders and equipment together with mooring master and tug assistance, if available, subject only to the Master's approval of suitable weather conditions for such ship to ship transfer and subject to obtaining all required insurance endorsements prior to any such transfers) as Time Charterer may direct, provided the Vessel can reach, occupy and leave the same, always safely afloat. Each loading and discharging shall be accomplished expeditiously, and to that end the Vessel's crew shall work overtime, not to exceed that permitted under applicable U.S. law, if and whenever requested by Time Charterer.

         6.5      GENERAL OBLIGATIONS OF SUB-BAREBOAT CHARTERER.

         Sub-Bareboat Charterer shall provide and pay for all provisions, deck and engine room stores, galley and cabin stores, all fresh water used by the Vessel, wages and overtime of

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
the Master, officers and crew, all certificates and other requirements necessary to enable the Vessel to be employed throughout the trading limits specified in
Section 6.1 hereof, consular fees pertaining to the Master, officers and crew, and all other expenses connected with the operation, maintenance and navigation of the Vessel as such expenses are defined in Section 4.2(f) hereof.

         6.6      CERTAIN OBLIGATIONS OF TIME CHARTERER.

         Time Charterer shall pay for all fuels required by the Vessel (including galley fuel and fuel provided for crew use) and all fuels on board when the Vessel is delivered to Time Charterer pursuant to Section 3.3 hereof shall be the property of Time Charterer, but all fuels on board when the Vessel is redelivered to Sub-Bareboat Charterer pursuant to Section 3.4 hereof shall be the property of Sub-Bareboat Charterer. Time Charterer shall pay for all port charges, light dues, dock dues, canal dues, consular fees (except those pertaining to Master, officers and crew), pilotage and tugs necessary for assisting the Vessel in, about and out of port for the purpose of carrying out this Time Charter, Time Charterer's agencies and commissions incurred for Time Charterer's account, crew expense incurred for connecting and disconnecting cargo hoses and arms, and any transportation taxes. If Sub-Bareboat Charterer and Time Charterer agree, Sub-Bareboat Charterer may pay such charges, dues, fees and expenses and shall be reimbursed by Time Charterer therefor.

         6.7      PERSONNEL MATTERS.

         (a) General. Appointment of the Vessel's personnel shall be wholly at Sub-Bareboat Charterer's discretion, subject only to compliance with all requirements of law, including those relating to their citizenship. However, if Time Charterer ever gives notice to

Sub-Bareboat Charterer of dissatisfaction with the conduct of the Master, any officer or crew member, Sub-Bareboat Charterer and Time Charterer shall promptly jointly investigate the particulars of Time Charterer's complaint and if the complaint proves to be well-founded, Sub-Bareboat Charterer, without delay, shall promptly make changes in the appointments.

         (b) Protection Against Strikes; Other Labor Agreement Provisions. From each labor organization representing any of the Vessel's crew, Sub-Bareboat Charterer shall obtain a "no strike" agreement prohibiting strikes, slowdowns, boycotts, picketing and any other form of interference with the Vessel's service at the direction or with the acquiescence of such labor organization.

         (c) Manning. Sub-Bareboat Charterer shall man the Vessel and attend to all matters involving the Vessel's personnel, including the following:

                  (i) procuring and enlisting for the Vessel, as required by applicable law, competent, reliable and duly-licensed personnel and all replacements thereof as necessary from time to time (collectively "Crew Members");

                  (ii) arranging for and procuring all transportation, board and lodging for the Crew Members as and when required;

                  (iii) maintaining complete records of any labor agreements which may be entered into between Sub-Bareboat Charterer and Crew Members, in accordance with collective bargaining agreements at any time in effect between employee organizations and unions, and reporting promptly to Time Charterer, as soon as notice or knowledge thereof is received by Sub-Bareboat Charterer, any actual or proposed material changes in any of such agreements or other regulations relating to Crew Members;

                  (iv) settlement of all wages with Crew Members during the course and upon termination of their employment, and handling and settling of all claims of Crew Members, including those arising out of accidents, sickness or death, loss of personal effects, or disputes under articles or contracts of enlistment, pension plans, insurance policies or fines, provided, however, that Sub-Bareboat Charterer shall proceed diligently and cooperate fully with Time Charterer in handling and settling those claims which are covered by insurance placed by Time Charterer or Bareboat Charterer or which are self-insured by Time Charterer or Bareboat Charterer;

                  (v) maintaining all administrative and financial records relative to Crew Members as required by law, labor agreements or Time Charterer; and making such reports thereof at such times and in such forms as Time Charterer may reasonably request; and

                  (vi) performing other services in connection with the manning of the Vessel as Time Charterer may reasonably request.

         6.8      CERTAIN DUTIES OF MASTER.

         The Master, though appointed and employed by Sub-Bareboat Charterer and subject to Sub-Bareboat Charterer's direction and control, shall observe Time Charterer's

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
orders in connection with Time Charterer's agencies, arrangements and employment of the Vessel hereunder. The Master shall: (a) prosecute each voyage with utmost dispatch (subject to any orders by Time Charterer for slow-steaming); (b) render all reasonable assistance with the Vessel's crew and equipment; (c) keep a full and correct log of each voyage in the English language, which shall always be open to inspection by Time Charterer and its agents, and abstracts of which shall be furnished to Time Charterer at the end of each voyage; and (d) make regular weekly reports by telegraph or cable to Sub-Bareboat Charterer, and Sub-Bareboat Charterer hereby agrees to furnish a copy of such weekly reports to Time Charterer by electronic means, containing statistics on the Vessel's performance (including mileage steamed loaded and in ballast, speed and fuel consumption), accounting for time spent, and such other information as Sub-Bareboat Charterer or Time Charterer may request.

         6.9      ADDITIONAL EQUIPMENT.

         Time Charterer shall be at liberty to fit any additional pumps or gear for loading or discharging cargo, or other equipment which is readily removable without causing material damage to the Vessel, that Time Charterer may require beyond that which is on board at the beginning of this Time Charter, and to make the necessary connections with cargo, steam or water pipes. If not required to be installed in order to meet the requirements of Section 5.1 or 6.1 hereof and not installed as replacement for property on board the Vessel at the time of delivery thereof, pumps, gear and equipment so installed shall remain the property of Time Charterer, and so long as no Event of Time Default shall have occurred and be continuing, Time Charterer may instruct Sub-Bareboat Charterer to remove, or Time Charterer may remove, any such pumps, gear or equipment, at Time Charterer's expense at any time during or

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
at the expiration of this Time Charter, subject only to Time Charterer's leaving the Vessel in the condition it would have been in if such pumps, gear or other equipment, had not been installed, ordinary wear and tear excepted.

         6.10     TUGS AND PILOTS.

         Time Charterer is authorized by Sub-Bareboat Charterer to engage pilotage and tug assistance on behalf of Sub-Bareboat Charterer on the usual terms and conditions for such services then prevailing at the ports or places where such services are engaged, including provisions then prevailing (if any) making pilots, tug captains or tugs or pilots the borrowed servants of Sub-Bareboat Charterer. However, Time Charterer shall have the option of using its own tugs or pilots or tugs or pilots made available or employed by any of its Affiliates or otherwise related companies, to render towage or pilotage services to the Vessel. In this event, the terms and conditions of such services as are rendered and applied by independent tugboat owners or pilots shall be applicable; and Time Charterer or its Affiliates or otherwise related companies and their pilots shall be entitled to all exemptions from and limitations of liability, applicable to such independent tugboat owners or pilots and their published tariff terms and conditions.

         6.11     CLAIMS.

         Unless otherwise requested by Time Charterer, Sub-Bareboat Charterer shall handle and diligently prosecute all claims arising in connection with the Vessel's operation, whether by or against the Vessel or Bareboat Charterer or Shipowner, including the following:

         (a) investigating, prosecuting or defending, employing counsel, and effecting settlements of such claims, including those involving any of the insurances with

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
respect to the Vessel, and those that do or might give rise to maritime liens or other encumbrances on the Vessel;

         (b) in cases of general or particular average, assisting in preparing the average account, done by the general average adjuster, and, in all ways reasonably possible, protecting the interests of the Vessel, Bareboat Charterer and Shipowner; and

         (c) in cases of particular average, settlement of claims in conjunction with the Vessel's hull and machinery insurance, and making disbursements accordingly.

         SECTION 7. BILLS OF LADING.

         Bills of lading shall be signed at any rate of freight Time Charterer or its agents may direct, without prejudice to this Time Charter, the Master attending daily, if required, at the offices of Time Charterer or its agents. Time Charterer hereby agrees to indemnify Sub-Bareboat Charterer from all consequences or liabilities that may arise from the Master, Time Charterer or its agents signing bills of lading or other documents signed at the request of Time Charterer or its agents, or any irregularity in papers supplied by Time Charterer or its agents, or from complying with the orders of Time Charterer or its agents.

         SECTION 8. POLLUTION.

         Sub-Bareboat Charterer shall comply, and shall use due diligence to obtain the compliance of Bareboat Charterer and Shipowner with (a) all applicable governmental laws, regulations, rules and orders (including any international conventions to which the United States is a party) pertaining to prevention or cleanup of pollution by escapes or discharges from the Vessel of liquid cargoes in its custody, including maintenance of any required evidence of

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
financial responsibility, or Releases of Hazardous Substances and (b) the Pollution Provisions set forth in Exhibit I to this Time Charter.

         SECTION 9. INSURANCE.

         9.1      REQUIREMENTS.

         Sub-Bareboat Charterer shall provide and maintain insurance on or with respect to the Vessel and the operation thereof during the Charter Period as may be required by Article 8 of the Sub-Bareboat Charter.

         9.2      OPTION.

         Time Charterer at its option and subject to any approvals under the ODS Contract may procure and maintain on or with respect to the Vessel and the operation thereof, such insurance as is required to be procured and maintained by Sub-Bareboat Charterer pursuant to Section 9.1. Subject to provisions of the Bareboat Charter and the Sub-Bareboat Charter, Time Charterer, in the first instance and thereafter, Sub-Bareboat Charterer, may procure and maintain insurance, at the expense of Time Charterer or Sub-Bareboat Charterer as the case may be, on the Vessel in excess of such insurance as is required to be procured and maintained by Sub-Bareboat Charterer unless such excess insurance would conflict with or otherwise limit the insurance required to be procured and maintained by Sub-Bareboat Charterer. Time Charterer agrees, upon the placing of the insurance required by Section 9.1 hereof, promptly to furnish Shipowner and Sub-Bareboat Charterer with copies of the policies, cover notes or other evidence of such insurance.

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
         9.3      LOSSES.

         Sub-Bareboat Charterer and Time Charterer shall cooperate to make all proofs of loss and take all other steps necessary to effect prompt collections from the insurers for any loss under any insurances on or with respect to the Vessel or the operation thereof. At Bareboat Charterer's written request (and only at such request) Time Charterer shall join Shipowner, Bareboat Charterer and Sub-Bareboat Charterer in a declaration of or agreement on a compromised, constructive or agreed total loss of the Vessel or tendering abandonment of the Vessel to the insurers.

         SECTION 10. DRYDOCKING, LAY-UP.

         10.1     DRYDOCKING.

         When required by applicable regulations of the United States Coast Guard or by ABS, Sub-Bareboat Charterer shall drydock the Vessel, clean and paint its bottom and make all overhaul and necessary repairs. At least 30 days, if practicable, before each drydocking commences, Sub-Bareboat Charterer shall submit to Time Charterer anticipated drydocking work lists and bids thereon for its review and approval, and Time Charterer shall select the facility where the drydocking shall be performed and may attend the drydocking to whatever extent it deems necessary. After each drydocking, Sub-Bareboat Charterer shall submit to and review with Time Charterer the detailed list and account of all drydocking work done by the shipyard.

         10.2     LAY-UP.

                  Time Charterer shall have the option of laying up the Vessel from time to time and for any periods of time during the continuance of this Time Charter. If Time Charterer,

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having exercised this option, desires the Vessel to be returned to service,
Sub-Bareboat Charterer shall, upon receipt of notice thereof from Time Charterer, immediately take steps to restore the Vessel to service as promptly as possible.

         10.3     EFFECT ON COSTS.

         During each period of drydocking or lay-up, Sub-Bareboat Charterer shall use its best efforts to effect maximum savings of Operating Costs during each such period, but always in a manner consistent with its other obligations under this Time Charter.

         SECTION 11. IMPROVEMENTS.

         Subject to the terms of Article 6 of the Sub-Bareboat Charter, in order to maintain or enhance the utility of the Vessel for this Time Charter, at Time Charterer's request from time to time, but wholly at Time Charterer's risk and expense, Sub-Bareboat Charterer shall modernize or improve the Vessel by making changes in any of its equipment which are not readily removable without causing material damage to the Vessel; provided, however, that such changes do not (a) diminish the seaworthiness, utility or market value of the Vessel, (b) adversely affect its United States Coast Guard certification or its ABS classification and rating required to be maintained by the Bareboat Charter, (c) conflict with or result in a violation of any provision of the Bareboat Charter, or (d) require the Vessel to be redocumented. Sub-Bareboat Charterer shall procure all permits and licenses required for any such changes, and shall exercise due diligence so that all such changes shall be expeditiously completed in good and workmanlike manner and in compliance with all applicable legal and classification requirements, and all equipment and material so installed shall, without necessity of further act, become part of the Vessel and the property of Shipowner. Payment by Time Charterer to Sub-

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
Bareboat Charterer for improvements made pursuant to this Section 11, including the cost of necessary permits and licenses, shall be made as agreed upon by Time Charterer and Sub-Bareboat Charterer, but always in a manner so as to permit the progress of the work to continue and to minimize the need for payments in advance by Time Charterer, and Sub-Bareboat Charterer shall be under no obligation to make or to commence to make such improvements until a method of payment has been agreed.

         SECTION 12. LIENS AND ATTACHMENTS.

         12.1     DISCHARGE.

         If the Vessel is ever libeled or otherwise attached, levied upon or taken into custody, or detained or sequestered, by virtue of any proceeding in any court or tribunal, or by any governmental or other authority, in any country or nation of the world, on account of any mortgage, pledge, lien, encumbrance or claim on or with respect to the Vessel or its profits, Sub-Bareboat Charterer shall immediately give notice thereof to Bareboat Charterer and Time Charterer by electronic means, confirmed by letter, and, subject to the next sentence of this Section 12.1, Time Charterer shall, at its sole cost and expense, promptly take or cause to be taken such action as may be necessary to cause the Vessel to be released, and such liens or claims to be discharged, within a reasonable time not exceeding 30 days. However, if any mortgage, pledge, lien, encumbrance or claim arises, or in the event that the Vessel shall be libeled or otherwise attached, levied upon or taken into custody, or detained or sequestered by virtue of any proceeding in any court or tribunal or by any governmental or other authority on account of any liens or claims against Sub-Bareboat Charterer, any person or entity related to Sub-Bareboat Charterer or any other Person operating the Vessel on behalf of the Sub-Bareboat

Charterer, which such liens or claims are unrelated to Sub-Bareboat Charterer's chartering of the Vessel or, if related, result from the Sub-Bareboat Charterer's failure properly to apply funds timely paid by the Time Charterer as Operating Costs, Sub-Bareboat Charterer agrees that it shall promptly, at its own cost and expense, remove or cause to be removed such mortgage, pledge, lien, encumbrance or claim or cause the Vessel to be released and cause all liens and claims on the Vessel in connection with such libel or other action to be discharged (whether by furnishing a surety bond or otherwise), within a reasonable time not exceeding 30 days. In the event that Sub-Bareboat Charterer fails, at its own cost and expense, promptly to remove or cause to be removed such mortgage, pledge, lien, encumbrance or claim, Time Charterer may remove such mortgage, pledge, lien, encumbrance or claim or cause the Vessel to be released and cause all liens and claims on the Vessel in connection with such libel or other action to be discharged and Sub-Bareboat Charterer agrees that it shall promptly reimburse Time Charterer for its costs and expenses incurred in removing such mortgage, pledge, lien, encumbrance or claim within a reasonable time not exceeding 30 days after Sub-Bareboat Charterer receives notice from Time Charterer as to the amount of such costs and expenses.

         12.2     FURTHER ENCUMBRANCES.

         After the execution of this Time Charter, no mortgage, lien, charge or other encumbrance shall be placed on the Vessel or its profits by Sub-Bareboat Charterer without the prior written consent of the Secretary, Occidental, and Time Charterer.

         12.3     POWER TO IMPOSE.

         Neither Sub-Bareboat Charterer, Time Charterer nor the Master of the Vessel, nor any other person has or shall have any right, power or authority, without the prior written

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
consent of Bareboat Charterer, the Secretary, and Occidental, to create, incur or permit to be placed or imposed upon the Vessel any mortgage, lien, charge or other encumbrance whatsoever except:

                  (1) liens for taxes, for crew's and master's wages, for salvage (including contract salvage) and general average which are:

                           (i)      not yet due and payable, or

                           (ii)     unclaimed, or

                           (iii) being contested by appropriate proceedings diligently conducted so long as such proceedings do not involve a significant risk of a sale, forfeiture or loss of the Vessel; and

                  (2) contract and tort liens arising out of or incident to current operations of, or repairs to, the Vessel which are subordinate to the liens of the Mortgage and the Second Mortgage and which are:

                           (i)      based on claims not yet due and payable, or

                           (ii) being contested by appropriate proceedings diligently conducted so long as such proceedings do not involve a significant risk of a sale, forfeiture or loss of the Vessel; or

                  (3) any rights of the United States arising by operation of law or under the Title V Contract by virtue of the payment of construction-differential subsidy by the United States pursuant to Title V of the Act.

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         SECTION 13. EXCEPTIONS.

         The Vessel, its Master, Shipowner, any Owner Participant, Bareboat Charterer, Sub-Bareboat Charterer and Time Charterer shall not, unless otherwise expressly provided in this Time Charter, be responsible for any loss or damage arising or resulting from: any act, neglect, default or barratry of the Master, pilots, mariners or other servants of Sub-Bareboat Charterer in the navigation, management or operation of the Vessel; fire, unless caused by the actual fault or privity of Sub-Bareboat Charterer; collision or stranding; dangers and accidents of the sea; explosion, bursting of boilers, breakage of shafts, or any latent defect in hull, equipment or machinery. The Vessel, its Master, Shipowner, any Owner Participant, Bareboat Charterer and Sub-Bareboat Charterer shall not, unless otherwise expressly provided in this Time Charter, be responsible for any loss or damage or delay or failure in performing hereunder arising or resulting from: Act of God; act of war; seizure under legal process provided bond is promptly furnished to release the Vessel or cargo; strike or lockout or stoppage or restraint of labor from whatever cause, either partial or general; or riot or civil commotion; and arrest or restraint of princes, rulers or people. The Vessel shall have liberty to sail with or without pilots, to tow or to be towed, to go to the assistance of vessels in distress and to deviate for the purpose of saving life or property or of landing any ill or injured person on board. This Section 13 is not to be construed as in any way affecting the provisions for payment of hire as provided in Section 4 hereof.

         SECTION 14. EVENTS AND CONSEQUENCES OF TERMINATION OF TIME CHARTER OR
                     REPLACEMENT OF SUB-BAREBOAT CHARTERER.


         14.1     EVENTS OF TERMINATION.

         This Time Charter shall terminate simultaneously upon a termination of the Sub- Bareboat Charter as set forth in Article 10, 11 and 12 thereof (relating to an Event of Loss (including requisition of title to the Vessel), Early Termination for obsolescence and Requisition of Use, respectively) or upon the election of Time Charterer, with the consent of Bareboat Charterer, for reasons of a Sub-Bareboat Charterer Default under Section 16 hereof.

         14.2     REPLACEMENT OF SUB-BAREBOAT CHARTERER.

         Notwithstanding anything to the contrary in this Time Charter, Time Charterer, with the consent of Bareboat Charterer, shall have the right at any time and from time to time, to elect to cause the Sub-Bareboat Charterer to be replaced by a successor sub-bareboat charterer under this Time Charter. The exercise of such election shall be by written notice from Time Charterer approved by Bareboat Charterer, the Secretary, and Occidental to Sub-Bareboat Charterer.

         14.3     PAYMENTS UPON TERMINATION OF TIME CHARTER.

         In the event that this Time Charter shall be terminated for any of the reasons set forth in Sections 14.1 or 14.2 hereof, Time Charterer shall pay to Sub-Bareboat Charterer all reasonable Operating Costs incurred by Sub-Bareboat Charterer in the termination and cessation of its management and operation of the Vessel.

         SECTION 15. EVENTS OF TIME DEFAULT AND REMEDIES.

         15.1     EVENTS OF TIME DEFAULT.

         Each of the following shall be an Event of Time Default:

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
         (a) Time Charterer on an aliquot basis, shall fail to pay any Operating Hire under this Time Charter and not remedy such failure within 10 days after receipt of notice thereof from Sub-Bareboat Charterer; or

         (b) Time Charterer shall fail, for more than 30 days after receipt of written notice specifying such failure and demanding that the same be cured, to perform or comply with any of the provisions of this Time Charter; provided, however, that if Time Charterer shall have undertaken to cure such failure and, notwithstanding the reasonable diligence of Time Charterer in attempting to cure such failure, such failure is not cured within said 30 day period but is curable with future due diligence, there shall be no Event of Time Default under this
Section 15.1(b) as long as Time Charterer is proceeding with due diligence to cure such failure; or

         (c) Time Charterer shall consent to the appointment of a receiver, trustee or liquidator of itself or of substantially all of its property, or Time Charterer or the Guarantor shall admit in writing its inability to pay its debts generally as they come due, or shall make a general assignment for the benefit of creditors; or

         (d) Time Charterer shall file a voluntary petition in bankruptcy or for a reorganization or for an arrangement in a proceeding under any of the federal bankruptcy laws or other federal or state insolvency laws as are now or hereafter in effect or an answer admitting the material allegations of a petition filed against Time Charterer in any such proceeding; or

         (e) an order, judgment or decree shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent of Time Charterer, a receiver, trustee or liquidator of Time Charterer or of substantially all of its property, and any such order,

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
judgment or decree of appointment shall remain in force undismissed, unstayed or unvacated for a period of 90 days after the date of entry thereof, or

         (f) a petition against Time Charterer in a proceeding under the federal bankruptcy laws or other federal or state insolvency laws as now or hereafter in effect shall be filed and shall not be withdrawn or dismissed within 90 days thereafter, or if, under the provisions of any law providing for reorganization or winding-up of corporations which may apply to Time Charterer, any court of competent jurisdiction shall assume jurisdiction, custody or control of Time Charterer or of substantially all of the property of Time Charterer and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 90 days.

         15.2     REMEDIES UPON AN EVENT OF TIME DEFAULT.

         In the event of an Event of Time Default, this Time Charter shall terminate and Sub-Bareboat Charterer shall be entitled to full and immediate payment of the amounts set forth in Section 14.3 hereof, plus any reasonable costs of collection of such amounts.

         SECTION 16. EVENTS OF SUB-BAREBOAT CHARTERER DEFAULT AND REMEDIES.

         16.1     EVENTS OF SUB-BAREBOAT CHARTERER DEFAULT.

         Each of the following shall be an Event of Sub-Bareboat Charterer
         Default:

         (a) Sub-Bareboat Charterer's default in performance of any material obligation under the Sub-Bareboat Charter, this Time Charter, or the ODS Contract, or the incorrectness, when made, in any material respect, of any representation made by Sub-Bareboat Charterer in the Sub-Bareboat Charter, or in this Time Charter or Sub-Bareboat Charterer's failure to remedy the default or incorrectness by the earlier of: (x) any termination of the

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
Bareboat Charter resulting from such default or incorrectness; or (y) within 30 days after receipt of notice thereof from Bareboat Charterer or Time Charterer, as the case may be, provided, however, that no such default or incorrectness shall be deemed to be an Event of Sub-Bareboat Charterer Default if Sub-Bareboat Charterer commences appropriate remedial action within 30 days after receipt of such notice and prosecutes diligently the same to completion; or

         (b) Sub-Bareboat Charterer shall consent to the appointment of a receiver, trustee or liquidator of itself or of substantially all of its property, or Sub-Bareboat Charterer shall admit in writing its inability to pay its debts generally as they come due, or shall make a general assignment for the benefit of creditors;

         (c) Sub-Bareboat Charterer shall file a voluntary petition in bankruptcy or for a reorganization or for an arrangement in a proceeding under any of the federal bankruptcy laws or other federal or state insolvency laws as are now or hereafter in effect or an answer admitting the material allegations of a petition filed against Sub-Bareboat Charterer in any such proceeding; or

         (d) an order, judgment or decree shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent of Sub-Bareboat Charterer, a receiver, trustee or liquidator of Sub-Bareboat Charterer or of substantially all of its property, and any such order, judgment or decree of appointment shall remain in force undismissed, unstayed or unvacated for a period of 90 days after the date of entry thereof, or

         (e) a petition against Sub-Bareboat Charterer in a proceeding under the federal bankruptcy laws or other federal or state insolvency laws as are now or hereafter in effect shall be filed and shall not be withdrawn or dismissed within 90 days thereafter, or if, under the provisions of any law providing for reorganization or winding-up of corporations which may apply to Sub-Bareboat Charterer, any court of competent jurisdiction shall assume jurisdiction, custody or control of Sub-Bareboat Charterer or of substantially all of the property of any of them and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 90 days; or

         (f) the sale or transfer by Sub-Bareboat Charterer of all or substantially all of its assets or the transfer of ownership of Sub-Bareboat Charterer to any other corporation or person, or the consolidation or merger of Sub-Bareboat Charterer or the Manager into any other corporation or person, except for sales, transfers, consolidations or mergers either directly or indirectly with Affiliates, unless such sale, transfer, consolidation or merger would, in the reasonable judgement of Time Charterer, adversely affect the Sub-Bareboat Charterer's obligations under the Bareboat Charter, hereunder or under the ODS Contract or the Manager's performance under the Management Agreement; or

         (g) any amendment of Sub-Bareboat Charterer's articles of incorporation or by-laws, if any such amendment would have a material effect on Sub-Bareboat Charterer's obligations under the Sub-Bareboat Charter, hereunder or under the ODS Contract or the Manager's performance under the Management Agreement; or

         (h)      (1)      Sub-Bareboat Charterer's receipt of notice from Time
Charterer alleging in detail that Sub-Bareboat Charterer's or the Manager's management or operating performance (including general administration) is below commercially acceptable standards, and (2) Sub-Bareboat Charterer's and the Manager's failure to remedy such alleged substandard performance, to Time Charterer's reasonable satisfaction, within 90 days after receipt of Time Charterer's notice; or

         (i) Sub-Bareboat Charterer's failure to remain, or the occurrence of any event which will cause Sub-Bareboat Charterer to no longer remain a Citizen of the United States or a United States person within the meaning of
Section 7701 of the Code; or

         (j) the failure of Sub-Bareboat Charterer to maintain, or to cause to be maintained, insurance in the amounts and forms as and when required to be maintained by Sub-Bareboat Charterer under Article 8 of the Sub-Bareboat Charter;

         (k) an event of default by Sub-Bareboat Charterer shall have occurred and be continuing under the ODS Contract.

         (l) any Event of Sub-Bareboat Charterer Default under the other time charter between an Affiliate of the Sub-Bareboat Charterer and the Time Charterer with respect to the Other Vessel; or

         (m) any material change in the financial condition or management structure of Sub-Bareboat Charterer when such material change would, in the reasonable judgement of Time Charterer, adversely affect the Sub-Bareboat Charterer's obligations hereunder.

         16.2 REMEDIES UPON AN EVENT OF SUB-BAREBOAT CHARTERER DEFAULT.

         Upon the occurrence of an Event of Sub-Bareboat Charterer Default under
Section 16.1 hereof, Time Charterer may, at its option, cause such default to be cured at its own cost, without prejudice, however, to any other rights or remedies Time Charterer may have.

         SECTION 17. GENERAL.

         17.1     ICE.

         Time Charterer shall not send the Vessel to ice-bound waters without Sub-Bareboat Charterer's consent, but such consent shall not be unreasonably withheld.

         17.2     SAFE BERTH.

         The cargo or cargoes shall be laden or discharged by day and by night in any dock or at any wharf or place or alongside lighters or ocean going vessels that Time Charterer or its agents may direct where the Vessel can proceed thereto, lie at, and depart therefrom, always safely afloat. Any lighterage shall be at the risk and expense of Time Charterer.

         17.3     LIMITATIONS.

         Sub-Bareboat Charterer shall have the benefit of all limitations of, and exemptions from, liability accorded to the owner or disponent or chartered owner of vessels whether construed to be a private carrier, contract carrier or common carrier, by any statute or rule of law for the time being in force. Nothing in this Time Charter shall operate to limit or deprive Sub-Bareboat Charterer of any statutory exemption from or limitation of liability on the theory of personal contract or otherwise.

         17.4     GOVERNMENT DIRECTION AND BLOCKADE.

         (a) The Vessel shall have liberty to comply with any directions or recommendations as to departure, arrival, routes, ports of call, stoppages, destinations, zones, waters, delivery or in any other ways whatsoever (including any direction or recommendations not to go to the port of destination or to delay proceeding thereto or to proceed to some other port) given by the government of the United States or any other governmental or local authority

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
including any de facto government or local authority or by any belligerent or by any State or organized body engaged in civil war, hostilities or warlike operations or by any person or body acting or purporting to act as or with the authority of any such government, authority, State or organized body or by any committee or person having under the terms of the war risk insurance on the Vessel the right to give any such directions or recommendations. If by reason of or in compliance with any such direction or recommendation, anything is done or is not done such shall not be deemed a deviation or a violation of this Time Charter.

                  (b)      (1)      If any port of loading or of discharge to
which the Vessel may properly be ordered pursuant to the terms of this Time Charter or the bills of lading be blockaded, or

                           (2)      If owing to any war, hostilities, warlike
operations, civil war, civil commotions, revolutions, or the operation of international law (i) entry to any such port of loading or of discharge or the loading or discharge of cargo at any such port shall be considered by the Master or Sub-Bareboat Charterer in his or its discretion dangerous or prohibited or
(ii) it shall be considered by the Master or Sub-Bareboat Charterer in his or its discretion dangerous or impossible for the Vessel to reach any such port of loading or of discharge; Time Charterer shall have the right to order the cargo or such part of it as may be affected to be loaded or discharged at any other port of loading or of discharge within the range of loading or discharge ports respectively established under the provisions of this Time Charter (provided such other port is not blockaded or that entry thereto or loading or discharge of cargo thereat is not in the Master's or Sub-Bareboat Charterer's discretion dangerous or prohibited). In the event of the cargo being loaded or discharged at any such other port within the respective range of loading

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
or discharge ports established under the provisions of this Time Charter, this Time Charter shall be read in respect of freight and all other conditions whatsoever as if the voyage performed were that originally designated. However, if the Vessel discharges the cargo at a port outside the range of discharge ports established under the provisions of this Time Charter, freight shall be paid as for the voyage originally designated and all extra expenses involved in reaching the actual port of discharge and/or discharging the cargo thereat shall be paid by Time Charterer or cargo owners. In this latter event, Sub-Bareboat Charterer shall have a lien on the cargo for all such extra expenses.

         17.5     NO FRUSTRATION.

         Notwithstanding anything in this Time Charter to the contrary, no circumstances shall be deemed sufficient (a) to frustrate this Time Charter, or
(b), except as provided in Sections 14 and 16 hereof, to terminate this Time Charter, or (c) except as specifically provided herein, to reduce the amount of hire payable hereunder during the Charter Period.

         17.6     SALVAGE MONEY.

         All salvage money earned by the Vessel shall be paid to Time Charterer after deducting Master's, Officer's and crew's share, legal expenses, repairs of damage (if any), and any other extraordinary loss or expense sustained as a result of the service, which shall always be a first charge on such money.

         17.7     NO DEMISE.

         This Time Charter does not, and nothing herein shall be construed to, effect a demise of the Vessel to Time Charterer or vest Time Charterer with possession of the Vessel or any power over the physical condition, ownership or navigation thereof.

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
         17.8     TRANSFER AND SUBCHARTERS.

         (1) By Sub-Bareboat Charterer. Except for the assignment to a successor sub-bareboat charterer under Sections 14.2 and 16.2 hereof, Sub-Bareboat Charterer shall never voluntarily transfer, or permit any transfer of, or create a security interest in, or permit the creation of a security interest in the Sub-Bareboat Charter, this Time Charter, or any of its rights or obligations under either of them, without the prior written consent of Time Charterer.

         (2) By Time Charterer. Time Charterer has the right to transfer this Time Charter to any Affiliate or to employ the Vessel under subcharter, contract of affreightment or any other agreement or arrangement relating to the use or employment of the Vessel, to any person, without Sub-Bareboat Charterer's consent, but subject to prior receipt of all necessary governmental approvals, and to Time Charterer's continuing responsibility for full performance of all of its obligations under this Time Charter.

         (3) Succession. Subject to the foregoing, this Time Charter shall bind and benefit the successors and assigns of the parties hereto.

         17.9     GOVERNING LAW.

         ALL QUESTIONS ARISING UNDER THIS TIME CHARTER SHALL IN ALL RESPECTS BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE GENERAL MARITIME LAWS OF THE UNITED STATES OF AMERICA AND, TO THE EXTENT SUCH LAWS DO NOT APPLY, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK. ANY CLAIM OR DISPUTE ARISING UNDER THIS TIME CHARTER SHALL, PROVIDED THAT THE COURT HAS

SUBJECT MATTER JURISDICTION OVER SUCH CLAIM OR DISPUTE, BE DECIDED IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, TO WHICH JURISDICTION THE SUB-BAREBOAT CHARTERER AND TIME CHARTERER HEREBY SUBMIT FOR THE PURPOSES OF ANY SUCH PROCEEDING. IN THE EVENT THAT THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK LACKS SUBJECT MATTER JURISDICTION OVER ANY CLAIM OR DISPUTE ARISING UNDER THIS TIME CHARTER, SUB-BAREBOAT CHARTERER AND TIME CHARTERER HEREBY SUBMIT THEMSELVES TO THE JURISDICTION OF THE SUPREME COURT FOR THE COUNTY OF NEW YORK FOR THE PURPOSES OF ANY SUCH PROCEEDING AND WAIVE ANY CLAIM OF FORUM NON CONVENIENS RELATING TO SUCH CHOICE OF COURT.

         17.10    NOTICE.

         All notices and other communications hereunder shall be effective when received, except that all notices and other communications sent by prepaid United States certified mail, return receipt requested, shall become effective on the third Business Day after mailing, addressed (i) if to Sub-Bareboat Charterer, 7 Penn Plaza, 370 7th Avenue, Suite 1128, New York, NY 10001,
Attention: President, or (ii) if to Time Charterer, c/o Stolt Marine Tankers LLC, c/o Marine Transport Corporation, 1200 Harbor Boulevard, Weehawken, New Jersey 07087, Attention: General Counsel, or (iii) if to Occidental, 10889 Wilshire Boulevard, Los Angeles, California 90021, Attention: Vice President & Secretary, or (iv) to any of the foregoing, at such other address as any such person may from time to time designate in writing to such other persons.

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         17.11    CHANGES.

         No agreement amending, supplementing or partially or wholly terminating this Time Charter, or Schedule X hereto, or waiving or discharging any provisions hereof, shall be effective unless such agreement is executed in writing by the party against whom enforcement of such agreement is sought. No consent of the Secretary shall be required for any agreement amending, supplementing, or partially or wholly terminating this Time Charter or Schedule X hereto so long as payment of the principal and interest on the Obligations and the Guarantee Fee has been made as required.

         17.12    RECORDS.

         Sub-Bareboat Charterer and any other person operating the Vessel as provided in Section 4.2(e), shall maintain complete and accurate books, accounts and other records relating to Sub-Bareboat Charterer's performance of this Time Charter, in accordance with generally accepted accounting practices and principles and as satisfactory to the Board, and all such records may, upon prior notice, be examined and audited by authorized representatives of Time Charterer at any time during the usual business hours of Sub-Bareboat Charterer and Manager. The books, accounts and other records required to be maintained by this Section 17.12 shall be kept separate and apart from the books, accounts and records relating to any other business of Sub-Bareboat Charterer and any other person operating the Vessel pursuant to Section 4.2(e).

         17.13    OPERATIONAL REVIEW.

         Time Charterer may, upon prior notice, review with Sub-Bareboat Charterer and Manager, at any time during Sub-Bareboat Charterer's usual business hours, any aspects of the

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
Vessel's operation, including, without limitation, operating costs, operational procedures and practices, the Vessel's voyage and port performance, and maintenance and repair.

         17.14    PROCEDURES.

         Sub-Bareboat Charterer and Time Charterer shall jointly develop an Operating Manual which shall include written operating procedures. Said procedures shall describe those areas of administration and operation not specifically detailed herein and which are related to Sub-Bareboat Charterer's management of the Vessel and to the conduct of business between Sub-Bareboat Charterer and Time Charterer.

         17.15    SUB-BAREBOAT CHARTERER'S CONTRACTS.

         Time Charterer and the Vessel shall have the advantages of any existing or future contracts of Sub-Bareboat Charterer, its Affiliates or its Parent Corporation for purchases of stores, supplies, equipment or other materials, or of repairs or other services.

         17.16    HEADINGS.

         The table of contents preceding this Time Charter and the headings to the various sections hereof have been inserted for convenient reference only and shall not in any way limit or otherwise affect any of the terms or provisions hereof.

         17.17    COUNTERPARTS.

         This Time Charter may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         17.18    SEPARABILITY.

         If any term or provision of this Time Charter or application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Time

Charter, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected and each term and provision of this Time Charter shall be valid and shall be enforceable to the extent permitted by law.

         17.19    U.S. GOVERNMENT AIDS.

         Sub-Bareboat Charterer and Time Charterer mutually acknowledge that the Vessel and its operation are, or may be, subject to certain requirements of the U.S. Government contained in the Title V Contract, the ODS Contract and the documents relating to the financing of the Vessel under Title XI of the Act. Unless waived by the U.S. Government (and Sub-Bareboat Charterer shall not request any waiver without the prior written consent of Time Charterer), Sub-Bareboat Charterer and Time Charterer agree to comply with any such requirements notwithstanding anything to the contrary in this Time Charter. Time Charterer acknowledges that since the Sub-Bareboat Charterer is receiving subsidy under the ODS Contract, the Sub-Bareboat Charterer may be required by statute to offer the Vessel for employment by the Military Sealift Command. Sub-Bareboat Charterer agrees to coordinate each such offer with the Time Charterer before the offer is made. Sub-Bareboat Charterer further agrees that proceeds received as a consequence of any employment of the Vessel by the Military Sealift Command shall be paid over to the Bareboat Charterer in accordance with Article 12(f) of the Sub-Bareboat Charter and Time Charterer agrees that payment of Operating Hire shall continue under the Time Charter notwithstanding any such employment of the Vessel.

         17.20    SUBORDINATION.

         This Time Charter is subject and subordinate to the rights of the Shipowner under the Bareboat Charter and the rights of the Secretary under the Mortgage and the Security Agreement and the rights of Occidental under the Second Mortgage.

         17.21    ESCAPE OR DISCHARGE OF OIL OR HAZARDOUS SUBSTANCE.

         When an escape or discharge of Oil occurs from the Vessel and causes or threatens to cause Damages, or when there is a substantial threat of a discharge of Oil or discharge of Oil (i.e., a grave and imminent danger of the escape or discharge of Oil which, if it occurred, would create a serious danger of Damages, whether or not an escape or discharge in fact subsequently occurs), or when any action or occurrence causes or threatens to cause a Release, or a Hazardous Substance, then the Time Charterer may, at its option, upon notice to the Sub-Bareboat Charterer or Master, undertake such measures as are reasonably necessary to prevent or minimize such Damages or Release, to remove the threat of such Damages or Release, unless the Sub-Bareboat Charterer promptly undertakes the same. The Time Charterer shall keep Sub-Bareboat Charterer advised of the nature and result of any such measures taken by it and, if time permits, the nature of the measures intended to be taken by it. Any of the aforementioned measures taken by Time Charterer shall be deemed taken on the Sub-Bareboat Charterer's authority and as the Sub-Bareboat Charterer's agent, and shall be at the Sub-Bareboat Charterer's expense except to the extent that:

         (1) any such Damages or Release or threat of such Damages or Release was caused or contributed to by the Time Charterer, or

         (2) Sub-Bareboat Charterer is exempt from liability under applicable law; or

         (3) expenses for such measures, when added to the reasonable Cost of Sub-Bareboat Charterer's own remedial measures, exceed maximum coverage under Sub-Bareboat Charterer's insurances.

         PROVIDED ALWAYS that if Sub-Bareboat Charterer in its absolute discretion considers said measures should be discontinued, Sub-Bareboat Charterer shall so notify Time Charterer and thereafter Time Charterer shall have no right to continue said measures under the provisions of this Clause and all further liability to Time Charterer under this Clause shall thereupon cease.

         The above provisions are not in derogation of such other rights as Time Charterer or Sub-Bareboat Charterer may have under this Time Charter or Sub-Bareboat Charterer may otherwise have or acquire by law or any International Convention.

         17.22    SECTION REFERENCES.

         The terms "hereof", "hereunder", and "herein", as well as any references to Section numbers in this Time Charter which do not expressly refer to another agreement, refer to such sections of this Time Charter.

         IN WITNESS WHEREOF, the parties have caused this Time Charter to be executed and delivered as of the day and year first above written.

                                     FRANCES ODS CORPORATION,
                                                         Sub-Bareboat Charterer,

_____________________                By: __________________________________
Attest:                                  Name: ____________________________
                                         Title:____________________________


                                     STOLT MARINE TANKERS LLC,
                                                         Time Charterer,

_____________________                By:___________________________________
Attest:                                 Name:  ____________________________
                                        Title: ____________________________

                                                                       EXHIBIT I
                                                                              TO
                                                                    TIME CHARTER

                              POLLUTION PROVISIONS

         A. Remedial Measures. Whenever there is an escape or discharge from the Vessel of Oil, or a substantial threat of discharge of Oil, or any action or occurrence that causes or threatens to cause a Release of a Hazardous Substance, which does or threatens to cause or contribute to any violation of the laws, regulations, rules or orders referred to in Section 8 of the Time Charter or which causes Damages: Sub-Bareboat Charterer shall (a) give Time Charterer immediate notice thereof by telegram, cable or telephone at Stolt MarineTankers LLC, c/o Marine Transport Corporation, 1200 Harbor Boulevard, Weehawken, New Jersey 07087, Attention: General Counsel or at such other address, attention and telephone number as Time Charterer may have designated by at least fifteen days' prior notice to Sub-Bareboat Charterer and (b) promptly take such measures as are necessary to prevent, contain and clean up the escape or discharge, and to remedy any Damages resulting therefrom. Time Charterer shall have the right, at its option, to participate in such measures taken by Sub-Bareboat Charterer and to take any such measures which it deems necessary or expedient to those ends, all in behalf and for the account of Sub-Bareboat Charterer. Time Charterer shall keep Sub-Bareboat Charterer and the Master advised, as currently as practicable, of the nature and results of any such measures taken, or intended to be taken, by Time Charterer. Sub-Bareboat Charterer shall reimburse Time Charterer for all costs incurred by Time Charterer on account of its participating in and taking any such measures, except when and to the extent that the escape or discharge was caused or contributed to by Time Charterer, or Sub-Bareboat Charterer is exempt from liability for the escape or discharge under the applicable law, whether national or international; provided: (1) that such reimbursement, when added to the reasonable costs of Sub-Bareboat Charterer's own remedial measures, shall not exceed the maximum coverage thereof afforded by Sub-Bareboat Charterer's insurances; and (2) that, if Sub-Bareboat Charterer, in its absolute discretion, believes that such measures should be discontinued, Sub-Bareboat Charterer may so notify Time Charterer, and thereafter Time Charterer shall have no right to continue such measures under this clause, and all additional liability to Time Charterer under this clause shall thereupon cease. The provisions of this clause are not in derogation of any other rights Sub-Bareboat Charterer or Time Charterer may have under this Time Charter, or may otherwise have or acquire by law or any international convention.

         B. At Time Charterer's request, Sub-Bareboat Charterer shall participate in Time Charterer's program covering oil pollution avoidance. Sub-Bareboat Charterer shall comply with all oil pollution avoidance instruction provided by Time Charterer to Sub-Bareboat Charterer in writing, together with any amendments which may be issued in writing or by radio to cover special cases or changes in international or national regulations or laws. If applicable, the Master shall contain on board the Vessel all oily residues from consolidated tank washings, dirty ballast, etc. such residues shall be contained in one compartment, after the separation of all possible water has taken place by safe methods employing the use of settlement and decanting or mechanic separation to approved and recognized standards. The oil residue shall be pumped ashore at the loading or discharging terminal, either as segregated oil, dirty ballast, commingled with cargo, or as is possible for Time Charterer to arrange with each cargo. If Time Charterer requires that demulsifiers be used for the separation of oil and water, the cost of such demulsifiers shall be for Time Charterer's account. The Vessel shall take all necessary precautions while loading and discharging cargo or bunkers, as well as ballast, to ensure that no oil will escape overboard. Nothing in Time Charterer's instructions shall be construed as permission to pollute the sea by the discharge of oil or oily water, etc. Sub-Bareboat Charterer shall instruct the Master that, upon arrival at the loading port, the Master shall furnish Time Charterer with a report covering oil pollution avoidance, together with details of the quantity of oil residue on board.

         C. Sub-Bareboat Charterer or its Parent Corporation shall remain a member of ITOPF for duration of this Time Charter.

                                                                         5.03(b)







                                  TIME CHARTER



                                     BETWEEN



                             JULIUS ODS CORPORATION,

                                               BAREBOAT CHARTERER



                                       AND



                            STOLT MARINE TANKERS LLC,

                                               TIME CHARTERER





                         DATED AS OF SEPTEMBER 29, 1999











                        -------------------------------
                                ITB JULIUS HAMMER

                       (TO BE RENAMED SMT CHEMICAL TRADER)

                      -------------------------------------

                                TABLE OF CONTENTS



SECTION 1.  DEFINITIONS........................................................................................       1


SECTION 2.  THE VESSEL.........................................................................................       1


SECTION 3.  PERIOD-DELIVERY-REDELIVERY.........................................................................       3

   3.1    PRIMARY PERIOD.......................................................................................       3

   3.2    EXTENSIONS...........................................................................................       3

   3.3    DELIVERY.............................................................................................       4

   3.4    REDELIVERY...........................................................................................       4


SECTION 4.  HIRE, COSTS AND FEES...............................................................................       5


   4.1    HIRE.................................................................................................       5

   4.2    OPERATING COSTS......................................................................................       6

   4.3    PAYMENT..............................................................................................      13

SECTION 5.        THE VESSEL'S QUALITIES.......................................................................      16

   5.1    GENERAL..............................................................................................      16

   5.2    FRESH WATER..........................................................................................      17

   5.3    DOCUMENTATION........................................................................................      17

   5.4    IDENTIFICATION.......................................................................................      17


SECTION 6.        OPERATIONAL PROVISIONS.......................................................................      18

   6.1    COMPLIANCE; TRADING LIMITS...........................................................................      18

   6.2    USE..................................................................................................      19

   6.3    TYPES OF CARGO.......................................................................................      19

   6.4    LOADING-DISCHARGING..................................................................................      19

   6.5    GENERAL OBLIGATIONS OF BAREBOAT CHARTERER............................................................      20

   6.6    CERTAIN OBLIGATIONS OF TIME CHARTERER................................................................      20

   6.7    PERSONNEL MATTERS....................................................................................      21

   6.8    CERTAIN DUTIES OF MASTER.............................................................................      23

   6.9    ADDITIONAL EQUIPMENT.................................................................................      24

   6.10   TUGS AND PILOTS......................................................................................      24

   6.11   CLAIMS...............................................................................................      25


SECTION 7.        BILLS OF LADING..............................................................................      25


SECTION 8.        POLLUTION....................................................................................      26


SECTION 9.        INSURANCE....................................................................................      26


   9.1    REQUIREMENTS.........................................................................................      26

   9.2    OPTION...............................................................................................      26

   9.3    LOSSES...............................................................................................      27


SECTION 10.  DRYDOCKING, LAY-UP................................................................................      28

   10.1   DRYDOCKING...........................................................................................      28

   10.2     LAY-UP.............................................................................................      28


   10.3   EFFECT ON COSTS......................................................................................      28


SECTION 11.  IMPROVEMENTS......................................................................................      29


SECTION 12.  LIENS AND ATTACHMENTS.............................................................................      30

   12.1   DISCHARGE............................................................................................      30

   12.2   FURTHER ENCUMBRANCES.................................................................................      31

   12.3   POWER TO IMPOSE......................................................................................      31


SECTION 13.  EXCEPTIONS........................................................................................      32

SECTION 14.      EVENTS AND CONSEQUENCES OF TERMINATION OF TIME CHARTER OR REPLACEMENT OF BAREBOAT CHARTERER...      33

   14.1   EVENTS OF TERMINATION................................................................................      33

   14.2   REPLACEMENT OF BAREBOAT CHARTERER....................................................................      34

   14.3   PAYMENTS UPON TERMINATION OF TIME CHARTER............................................................      34


SECTION 15.  EVENTS OF TIME DEFAULT AND REMEDIES...............................................................      34

   15.1   EVENTS OF TIME DEFAULT...............................................................................      34


SECTION 16.   EVENTS OF BAREBOAT CHARTERER DEFAULT AND REMEDIES................................................      36

   16.1   EVENTS OF BAREBOAT CHARTERER DEFAULT.................................................................      36

   16.2   REMEDIES UPON AN EVENT OF BAREBOAT CHARTERER DEFAULT.................................................      39


SECTION 17.       GENERAL......................................................................................      40

   17.1   ICE..................................................................................................      40

   17.2   SAFE BERTH...........................................................................................      40

   17.3   LIMITATIONS..........................................................................................      40

   17.4   GOVERNMENT DIRECTION AND BLOCKADE....................................................................      40

   17.5   NO FRUSTRATION.......................................................................................      42

   17.6   SALVAGE MONEY........................................................................................      42

   17.7   NO DEMISE............................................................................................      42

   17.9   GOVERNING LAW........................................................................................      43

   17.10   NOTICE..............................................................................................      44

   17.11   CHANGES.............................................................................................      45

   17.12   RECORDS.............................................................................................      45

   17.13   OPERATIONAL REVIEW..................................................................................      46

   17.14   PROCEDURES..........................................................................................      46

   17.15   BAREBOAT CHARTERER'S CONTRACTS......................................................................      46

   17.16   HEADINGS............................................................................................      46

   17.17   COUNTERPARTS........................................................................................      46

   17.18   SEPARABILITY........................................................................................      47

   17.19   U.S. GOVERNMENT AIDS................................................................................      47

   17.20   SUBORDINATION.......................................................................................      48

   17.21   ESCAPE OR DISCHARGE OF OIL OR HAZARDOUS SUBSTANCE...................................................      48

   17.22   SECTION REFERENCES..................................................................................      49
EXHIBIT I TO TIME CHARTER

                                  TIME CHARTER

                                ITB JULIUS HAMMER

                       (TO BE RENAMED SMT CHEMICAL TRADER)



                  This TIME CHARTER is made on ______________________ ____,
1999, by and between Julius ODS Corporation ("Bareboat Charterer"), a Delaware corporation, and Stolt Marine Tankers LLC ("Time Charterer"), a Delaware limited liability company.

                                   WITNESSETH:

                  WHEREAS, Bareboat Charterer desires to time charter the Vessel to Time Charterer and Time Charterer desires to time charter the Vessel from Bareboat Charterer, in each case on the terms and conditions hereinafter set forth;

                  WHEREAS, the Shipowner, on the date hereof, is changing the name of the Vessel to SMT CHEMICAL TRADER (tug) and SMT TWO (barge);

                  NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, Bareboat Charterer agrees to let and time charter and Time Charterer agrees to hire and time charter the Vessel on the terms and conditions hereinafter set forth.



                  SECTION 1. DEFINITIONS.

                  The capitalized terms used herein which are defined in, or by reference in Schedule X hereto, as said Schedule X may be amended from time to time as provided herein have the meanings specified in said Schedule X.

                  SECTION 2. THE VESSEL.

                  Bareboat Charterer hereby lets to Time Charterer, and Time Charterer hereby hires from Bareboat Charterer, the use and services of the Vessel, which shall have the particulars and capabilities specified below in this Section, but as any thereof may be modified with Time Charterer's approval:

                  (a) American Bureau of Shipping Classification. Tug: +Al Towing Service, +AMS, +ACC; Barge: +Ale "Chemical Barge" and "Oil Barge."

                  (b) Carriage capacity. About 41,250 long tons total dead weight of cargo, bunkers, stores and water, on a draft of 36 feet 0 inches in salt water; and permanent bunkers, after deduction of 2 percent for expansion, of 2,633 long tons of intermediate fuel oil and 661 long tons of light fuel oil.

                  (c) Speed. Capable of maintaining average speeds of 15.0 knots loaded and 15.5 knots in ballast, by reference to the observed distance traveled from seabuoy to seabuoy, and under weather conditions up to and including Beaufort Scale Force No. 5 except for reductions in speed due to restricted visibility or traffic conditions.

                  (d) Fuel. Fitted for burning light or intermediate diesel oil in main motors, and light diesel oil under boilers. Capable of maintaining, on all passages from seabuoy to seabuoy, under weather conditions up to and including Beaufort Scale Force No. 5, an average daily fuel consumption of 57 tons of intermediate fuel oil of the best commercial grade available with a maximum viscosity of 180 centistokes at 50 degrees centigrade, excluding auxiliary engines, cargo recirculating or heating and tank cleaning.

                  (e) Pumps. Equipped with center tank cargo pumps with self-stripping features, capable of maintaining an aggregate discharge throughput of 1600 metric tons per hour of bulk liquid cargoes having specific gravities of 2.1 and viscosities of 2,000 SSU, with a maximum pressure at the Vessel's manifold of 125 lbs. per square inch and 10 wing tank cargo pumps with self-stripping features, each capable of maintaining an aggregate discharge throughput of 750 gallons per minute, against a maximum pressure at the Vessel's manifold of 125 lbs. per square inch of petroleum products at a specific gravity of .86 and a maximum viscosity of 1,000 SSU.

                  (f) Nothing in this Section 2 shall be construed as a waiver of any rights either Bareboat Charterer or Time Charterer may have under any other agreement between Bareboat Charterer and Time Charterer nor any rights of Time Charterer against Bareboat Charterer in connection with the obligations of Bareboat Charterer under Section 12 hereof.


                  SECTION 3.    PERIOD-DELIVERY-REDELIVERY.

                  3.1      PRIMARY PERIOD.

                  This Time Charter shall be in effect from the Effective Date for the balance of the Original Term.

                  3.2      EXTENSIONS.

                  So long as no Event of Time Default shall exist and be continuing, Time Charterer shall have options to extend this Time Charter for one or more Renewal Terms of two to five years each, exercisable by giving Bareboat Charterer notice at least one hundred eighty days before the end of the Original Term or 60 days before the end of the then current Renewal Term (as the case may be), which notice shall specify the period of such Renewal Term. In the event that Time Charterer does not exercise such option to extend the Time Charter beyond the Original Term, and an extension of more than 180 days beyond the twenty-fifth anniversary of the Delivery Date is required for the completion of a voyage in progress or for necessary repairs in accordance with the redelivery requirements set forth in
Article 13(b) of the Bareboat Charter, then this Time Charter shall automatically be renewed for a Renewal Term equal to the period commencing at midnight on the last day of the Original Term and ending at midnight on the last day of the Charter Period. Upon the extension of this Time Charter in accordance with this Section 3.2, the Bareboat Charter shall automatically be renewed for the same period.

                  3.3      DELIVERY.

                  Time Charterer shall be deemed to have accepted the Vessel hereunder simultaneously with the delivery to and acceptance of the Vessel by Bareboat Charterer pursuant to the Bareboat Charter. Time Charterer's acceptance of the Vessel under this Time Charter, as provided in this Section 3.3, shall confirm and be conclusive evidence, as between Bareboat Charterer and Time Charterer, that the Vessel is in all respects satisfactory to Time Charterer and in compliance with all requirements of this Time Charter, and Time Charterer will not assert any claim of any nature whatsoever against Bareboat Charterer based on any of the foregoing matters in this Section 3.3. Nothing in this
Section 3.3 shall be construed as a waiver of any right that either Time Charterer or Bareboat Charterer may have against any person other than Bareboat Charterer or Time Charterer.

                  3.4      REDELIVERY.

                  (a) On the last day of the Charter Period, unless (i) this Time Charter has been terminated pursuant to Section 14.1, or (ii) use of the Vessel has been requisitioned as described in Article 12 of the Bareboat Charter and such requisition is continuing, Time Charterer shall, except as provided in Article 13(b) of the Bareboat Charter (relating to an extension of the Charter Period to make redelivery repairs), at Time Charterer's cost and expense, redeliver the Vessel to Bareboat Charterer, at any safe port in the continental United States on the coast on or nearest to which the Vessel is trading at the end of the Charter Period designated by the Shipowner by written notice to Bareboat Charterer and Time Charterer at least 45 days prior to the end of the Charter Period. Time Charterer agrees that at the time of such redelivery the Vessel shall be free and clear of all liens, charges and encumbrances created by it.

                  (b) Any property of Time Charterer remaining aboard the Vessel upon redelivery may be retained or disposed of by Bareboat Charterer as its own property.


                  SECTION 4.    HIRE, COSTS AND FEES.

                  4.1      HIRE.

                  The amount Time Charterer shall pay as hire for the use and services of the Vessel during the continuance of this Time Charter shall comprise the aggregate of the following:

                  (a) Basic Hire, Supplemental Hire, and Stipulated Loss Value (or amounts that are determined with Basic Hire, Supplemental Hire, or Stipulated Loss Value as the basis for such determination) in the same amounts and at the same time and place as shall be payable by Bareboat Charterer to Shipowner under the Bareboat Charter; plus

                  (b) Operating Hire, which consists of amounts equal to the following:

                           (1) Operating Costs. All costs incurred by Bareboat Charterer incident to the operation of the Vessel and in performance of Bareboat Charterer's obligations hereunder and under the Bareboat Charter, as detailed in Section 4.2(f) below; plus

                           (2) Operating Fee. A daily Operating Fee to Bareboat Charterer in an amount equal to the Management Fee included in the Management Agreement noted in Section
                           4.2 (e) below.

                  If an item of Operating Cost is not appropriately budgeted pursuant to Section 4.2, Bareboat Charterer is not required to incur such cost or make any payments, except to the extent necessary to meet operating exigencies where obtaining prior review by, or the prior approval of, Time Charterer is not practicable.

                  4.2      OPERATING COSTS.

                  (a) Estimates. At least 120 days before the beginning of each Calendar Year, Bareboat Charterer shall submit to Time Charterer a written estimate of the aggregate Operating Costs to be incurred during that forthcoming Calendar Year. Such estimate shall include itemizations of the estimated Operating Costs in reasonable detail; shall show how the estimated Operating Costs were determined, including explanations of any thereof that are extraordinary and shall be subject to Time Charterer's approval and verification. Not later than 60 days before the beginning of each Calendar Year, Bareboat Charterer and Time Charterer shall agree on an estimate of the Operating Costs for such Calendar Year, which shall be the basis for payment of Operating Hire for such Calendar Year, subject, however, to review, at the request of Time Charterer at any time during the Calendar Year and adjustment to allow for any previously unanticipated changes in Operating Costs to be incurred.

                  (b) Economy. Bareboat Charterer shall use its best efforts at all times to keep Operating Costs at a minimum consistent with the Vessel's full and efficient performance in the service of Time Charterer.

                  (c) Audits of Operating Costs. Time Charterer may cause to be made during regular business hours, after the end of each fiscal year of Bareboat Charterer, an audit of Bareboat Charterer's accounts and records relating to Operating Costs for the Calendar Year ending during that fiscal year by certified public auditors selected and paid by Time Charterer. A copy of the report of each such audit shall be delivered to Bareboat Charterer as soon as it is completed, but not later than one hundred and twenty days after the end of such fiscal year of Bareboat Charterer.

                  (d) General Audits. Without limiting the right contained in Section 4.2(c) hereof, Time Charterer shall have the right to make general audits of Bareboat Charterer's operation of the Vessel during regular business hours, by authorized employees or representatives of Time Charterer or its Affiliates, at any time but not more often than once every six months. Such audits may cover all aspects of Bareboat Charterer's performance hereunder and its operation of the Vessel, including the determination and control of Operating Costs, voyage and port performance, cargo handling, maintenance of the Vessel and its equipment, drydocking of the Vessel and spare gear and stores inventories. Bareboat Charterer shall maintain and retain for at least four Calendar Years (or until Time Charterer's audit thereof, if earlier, but always for as long as may be required for purposes of the ODS Contract) complete and accurate records relating to its performance and operation of the Vessel, including, without limitation: (1) payroll records, cancelled payroll checks and receipts for cash payroll payments which are included in Operating Costs, (2) copies of original invoices for all purchases and repairs, and copies of purchase orders, if any (including subcontractors' and other third parties' services) and evidences of payment thereof, (3) other documents evidencing the receipt and issuance of equipment, gear and stores for use on the Vessel, (4) the Vessel's logs and other records of its performance and operation, (5) true and correct copies of contracts material to any operations hereunder, or as reasonably requested by Time Charterer including, but not limited to, collective bargaining agreements, agreements with shipping agents, repair and drydock contracts, and
(6) copies of any competitive bids for major repairs, changes or modifications to the Vessel.

                  (e) Other Agreements. If Bareboat Charterer enters into an agreement, other than a labor agreement, with another person providing for operation of the Vessel, Bareboat Charterer shall first have obtained Time Charterer's consent thereto and shall cause such agreement to give Time Charterer the right to make audits of such other person's operation of the Vessel under terms and conditions equivalent to those contained in Sections 4.2(c) and (d) hereof and shall contain such person's agreement to maintain complete and accurate books, accounts and other records as specified in Section
17.12 hereof. Time Charterer hereby consents to the Management Agreement between Bareboat Charterer and Marine Transport Management, Inc. dated the date hereof.

                  (f) Inclusions in Operating Costs. Operating Costs shall include:

                           (i) Manning costs. All costs incurred and paid by Bareboat Charterer pursuant to the terms of any collective bargaining agreement applicable to the crew.

                           (ii) Insurance costs. All costs incurred and paid by Bareboat Charterer, including, but not limited to, all payments within deductibles or franchises, all amounts paid for premiums, club costs, fees, dues or calls, all amounts paid for obtaining (including marine insurance brokerage fees and expenses), maintaining and collecting proceeds (including legal and investigatory fees and expenses) under insurance to be carried by Bareboat Charterer pursuant to Article 8 of the Bareboat Charter (except insurance referred to in Article 8(i) of the Bareboat Charter) and all expenses incurred in connection with the collection of such insurance proceeds in the event of an Event of Loss.

                           (iii) Maintenance and repair costs. The cost of repairs, excluding items paid for by insurance, and the cost of maintenance or improvements required by any governmental authority, ABS or determined to be necessary or advisable by Time Charterer, Bareboat Charterer or Shipowner (subject to the reasonable approval of Time Charterer, Bareboat Charterer or Shipowner, as the case may be) including, but not limited to, spare parts, replacement parts, renewals, alterations, modifications, adjustments, innovations, improvements and all related expenses whatsoever, including but not limited to gas freeing, tank cleaning, cleaning, painting, drydocking, towage, pilotage; and other expenses, if any, while repairing, maintaining, improving, awaiting repairs or maintenance or improvements and proceeding to or from the port or place where repairs or maintenance or improvements are made and in connection with a general average sacrifice or expenditure; and all additional expenses during a lay-up of the Vessel approved or requested by Time Charterer, agency fees and expenses and supervision costs and reasonable transportation costs incurred in connection therewith.

                           (iv) Stores Costs. The cost of all consumable and expendable items, including but not limited to deck and engine room stores, galley and cabin stores, medical supplies purchased for use aboard the Vessel and cost of purchasing, transporting, insuring and loading such items.

                           (v)      Subsistence costs. The cost of all
                                    provisions and food purchased for the use of the Vessel and cost of purchasing, transporting, insuring and loading thereof, as well as rubbish removal, and/or any allowances paid to the crew in lieu of actual food supplies. Bareboat Charterer's expenditures for subsistence shall be consistent with expenditures which are, or would reasonably be anticipated to be, made by operators of recognized standing engaged in the operation of United States flag vessels of size, type, trade, cargo and crew most similar to the Vessel.

                           (vi) Lube Oil costs. The cost of all lubricating oils for and additives used in conjunction with the main engines and auxiliary diesels, reduction gear oil, hydraulic oil used for the steering gears and the hydraulic systems on both the tug and barge, and such other greases and lubricants as may be required for the operation of the Vessel and its equipment.

                           (vii) Fuel costs. The cost of all fuels used in conjunction with the main engines, auxiliary engines, galley fuel and fuel provided for crew use on both the tug and barge, except to the extent such fuel costs are paid by Time Charterer pursuant to Section 6.6 hereof.

                           (viii) Other costs. The cost of "MARISAT" satellite communications for the Vessel, outside engineering consultant fees, outside legal fees (subject to the approval of Shipowner or Time Charterer, as the case may be, which approval shall not be unreasonably withheld), the cost of an annual audit of Bareboat Charterer's financial records by an independent certified public accounting firm, any fees paid to any government or regulatory agency, not otherwise included in Operating Costs, all costs in connection with salvage activities and all other costs and expenses incurred in direct connection with the operation of the Vessel (including any costs incurred in connection with compliance with the provisions of Section
                                    17.21 hereof and Exhibit I to this Time
                                    Charter) and in the performance of Bareboat
                                    Charterer's obligations under the Bareboat
                                    Charter.

                  (g) Reduction of Operating Costs. Any amounts received by Bareboat Charterer in reduction of Operating Costs, whether pursuant to the ODS Contract or otherwise, shall reduce operating costs hereunder in the full amount received by Bareboat Charterer.

                  (h) Exclusions from Operating Costs. Notwithstanding the foregoing, Operating Costs shall NOT include the following:

                           (1) Any fines or penalties levied by any governmental authority against Bareboat Charterer or any other Person operating the Vessel on behalf of Bareboat Charterer as a result of the negligence, gross negligence, or willful misconduct of Bareboat Charterer or any other Person operating the Vessel on behalf of Bareboat Charterer;

                           (2) Any tax or withholding for taxes and any fines, penalties or interest thereon which is levied on, or measured by, the net income of Bareboat Charterer, or any taxes in lieu thereof;

                           (3) Any of the direct management costs or direct overhead costs of the Bareboat Charterer and any other Person operating the Vessel;

                           (4) Direct management costs, direct overhead costs, and any other administrative costs incurred in connection with the operation of the Vessel which are included in the Operating Fee; and

                           (5) Any claims paid by Bareboat Charterer under the second sentence of Article 7(a) of the Bareboat Charter or the second sentence of Section 12.1 hereof.

                  (i) Reimbursement. Bareboat Charterer and Time Charterer agree that in the event Time Charterer pays more than once for any item that is properly considered an Operating Cost, Time Charterer shall be entitled to reimbursement for such payment from Bareboat Charterer. Bareboat Charterer further agrees that in no event shall it be entitled to recover more than once any element of Operating Costs from Time Charterer.

                  4.3      PAYMENT.

                  (a) Basic Hire, Supplemental Hire and Stipulated Loss Value. Basic Hire, Supplemental Hire, and Stipulated Loss Value shall be paid by Time Charterer at the same place and not later than the times and the dates on which such Basic Hire, Supplemental Hire, and Stipulated Loss Value are payable by Bareboat Charterer to Shipowner or other appropriate Person under the Bareboat Charter. Payments of Basic Hire, Supplemental Hire, and Stipulated Loss Value shall be paid by Time Charterer directly to Shipowner or any other person Shipowner designates, in writing, to Bareboat Charterer and Time Charterer.

                  (b) Operating Hire. Not later than the first day of each month during each Calendar Year, Time Charterer shall pay Bareboat Charterer, as preliminary Operating Hire for that month, an amount equal to one-twelfth of the estimate of Operating Costs for that Calendar Year, as agreed pursuant to
Section 4.2(a) hereof (excluding any drydocking and insurance elements that Time Charterer shall have agreed to pay upon invoice of Bareboat Charterer) less any amounts actually received by Bareboat Charterer pursuant to the ODS Contract, plus the Operating Fee for that month. Within ninety days after the end of such Calendar Year: (1) the actual Operating Hire for such Calendar Year (including modifications or adjustments to the Operating Fee as agreed by the parties to the Management Agreement) shall be initially determined; (2) there shall be credited to the actual Operating Hire: (i) all of Time Charterer's preliminary payments of Operating Hire during the Calendar Year, if any, and amounts actually received by Bareboat Charterer pursuant to the ODS Contract and (ii) any other credits to which Time Charterer is entitled under this Time Charter;
(3) if there is a deficiency of such aggregate credits from the actual Operating Hire, such deficiency shall be promptly paid by Time Charterer; or (4) if there is an excess of such aggregate credits over the actual Operating Hire, such excess shall be promptly refunded (or credited, at Time Charterer's option, to future Operating Hire) by Bareboat Charterer. Promptly following the annual audit of Operating Costs pursuant to the terms of Section 4.2(c) hereof, a final adjustment to the Operating Hire shall be determined based on such audit, subject to further adjustment based on final resolution of amounts payable under the ODS Contract.

                  (c) Disputed Amounts. In the event that after an audit has been conducted for a Calendar Year pursuant to Sections 4.2(c) and (d) hereof, Bareboat Charterer and Time Charterer disagree over the amount of actual Operating Hire due Bareboat Charterer for such Calendar Year, then Bareboat Charterer may deliver to Time Charterer an Officer's Certificate setting forth in reasonable detail the reasons why Bareboat Charterer believes it is entitled to the amount in dispute. Upon receipt of such Officer's Certificate, Time Charterer shall promptly pay such disputed amount to Bareboat Charterer, and may thereafter proceed against Bareboat Charterer, under Section 17.9 hereof, to obtain a refund of all or part of the disputed amount.

                  (d) Indemnity for Loss of Use of Vessel. Amounts payable by Time Charterer under Sections 4.1(a) and 4.1(b) hereof shall be payable without interruption; provided, however, should the Vessel be in collision with another vessel or craft or stranded or strike an object or be damaged by fire, explosion or other causes for which a third party is legally liable, Bareboat Charterer shall indemnify and hold harmless Time Charterer: (a) by reimbursing Time Charterer for amounts payable under Sections 4.1(a) and 4.1(b) hereof and paid from the time the casualty occurred until the Vessel is returned to a fully efficient state and able to resume its service, from a position not less favorable to Time Charterer than its former position where the casualty occurred; and (b) from any losses of profits under any subcharter of the Vessel or agreement for employment of the Vessel during the period the Vessel is detained due to such casualty, in each case only to the extent such third party is held liable and has made payment to Bareboat Charterer for amounts payable by Time Charterer under Sections 4.1(a) and 4.1(b) hereof, and the loss of profits under any subcharter or agreement for employment of the Vessel (net of any collection costs incurred therefor by Bareboat Charterer). Loss of employment of the Vessel shall include steaming at reduced speed, deviations, and temporary and permanent repair periods.


                  SECTION 5.    THE VESSEL'S QUALITIES.

                  5.1      GENERAL.

                  Bareboat Charterer shall maintain the Vessel tight, staunch, strong and sufficiently tackled, appareled, furnished, equipped and supplied and in every respect seaworthy and in good operating condition for the service contemplated by this Time Charter, with holds, cargo tanks, pipelines, and valves clear, clean, and tight, and with pumps, heat exchangers, and all other equipment in good working order. Time Charterer's acceptance of the Vessel under
Section 3.3 hereof shall confirm and be conclusive evidence as between Bareboat Charterer and Time Charterer that the Vessel is in all respects satisfactory to Time Charterer and in compliance with all requirements of the preceding sentence and this Time Charter. Nothing in this Section 5.1 shall be construed as a waiver of any right that either Bareboat Charterer or Time Charterer may have against any person concerning the Vessel other than Time Charterer or Bareboat Charterer, respectively, or as a waiver of any rights either Bareboat Charterer or Time Charterer may have under any other agreement between Bareboat Charterer and Time Charterer. Such particulars and capabilities of the Vessel, after taking into account the age and the condition of the Vessel at the commencement of this Time Charter, shall be maintained by Bareboat Charterer throughout the continuance of this Time Charter exercising due diligence and best marine standards and Time Charterer shall always be entitled to the Vessel's full capabilities.

                  5.2      FRESH WATER.

                  The Vessel when delivered to Time Charterer shall be equipped with a salt water evaporator which is capable of making sufficient water to supply the Vessel's domestic needs, and which Bareboat Charterer shall maintain in good operating condition after taking into account the age of the Vessel.

                  5.3      DOCUMENTATION.

                  Bareboat Charterer shall maintain the documentation of the Vessel under the laws and flag of the United States in the name of the Shipowner throughout the continuance of this Time Charter. Neither Bareboat Charterer nor Time Charterer shall permit the Vessel to be documented or operated under any foreign flag, or to permit anything which might prejudice the Vessel's documentation as herein required.

                  5.4      IDENTIFICATION.

                  For the purposes of identification, Time Charterer shall have the right, at its own expense, to have the Vessel painted in colors of its own selection, to install and display its stack insignia, to fly its own "house flag" and to utilize the colors, insignia or flag of any person directly or indirectly controlling, or controlled by, or under direct or indirect common control with Time Charterer and Time Charterer shall remove such insignia and flag, at its expense, prior to redelivery.

                  SECTION 6.    OPERATIONAL PROVISIONS.

                  6.1      COMPLIANCE; TRADING LIMITS.

                  The Vessel shall, and Bareboat Charterer covenants that it will, at Time Charterer's reasonable cost and expense, at all times comply with the Bareboat Charter, all applicable laws, treaties and conventions, and all applicable rules, regulations and orders issued thereunder, particularly, but without limitation by this enumeration, the International Convention for Safety of Life at Sea, 1960, as amended, and all applicable laws, rules, regulations and orders administered by the United States Maritime Administration, Coast Guard, Federal Maritime Commission, Customs Service, Environmental Protection Agency, ABS and any other United States agency, or their respective successors, having jurisdiction over matters concerning the use, operation and maintenance of the Vessel and regulations of the International Maritime Organization and Bareboat Charterer covenants that it will have on board, when required thereby, valid certificates showing compliance therewith. Subject to the preceding sentence and subject to the American Institute of Trade Warranties, Time Charterer shall have the full use of the Vessel and may employ the Vessel as required to perform this Time Charter in any part of the world and in such lawful trades as Time Charterer may direct. However, upon reasonable advance notice to Bareboat Charterer, Time Charterer may breach those Institute Warranties where said breach is allowable upon approval of the marine underwriters for the Vessel, provided that Time Charterer shall pay any additional premiums assessed by the Vessel's insurers for breach of the Institute's Warranties, provided further that the Vessel shall not be operated in any area in which the insurance required by Article 8 of the Bareboat Charter would not be in full force and effect. Bareboat Charterer covenants that it will comply with applicable regulations so as to enable the Vessel to pass through the Suez and

Panama Canals by day or night without delay so long as the applicable fees have been paid in advance by Time Charterer.

                  6.2      USE.

                  The full use of the Vessel (but not more than it can reasonably stow and safely carry) shall be at Time Charterer's disposal, reserving proper and sufficient space for the Vessel's officers, crew, Master's cabin, tackle, apparel, furniture, fuel, water, provisions and stores. Bareboat Charterer shall provide proper and sufficient quarters on the Vessel for an authorized representative of Time Charterer, upon reasonable advance notice from Time Charterer that it wishes to have such an authorized representative on board the Vessel.

                  6.3      TYPES OF CARGO.

                  Time Charterer shall have the option of shipping liquid bulk, petroleum products or any other lawful cargo in bulk for which the Vessel and its tanks are suitable, as well as any lawful merchandise, between decks or other suitable space available, subject to the Master's approval as to kind, character, amount and stowage, and to Time Charterer's payment of all charges for dunnage, loading, stowing and discharging.

                  6.4      LOADING-DISCHARGING.

                  The Vessel shall be loaded, discharged or lightened as rapidly as possible by night as well as by day, at any safe port, berth, dock, anchorage or submarine line, or alongside lighters or lightening vessels (including ship to ship transfers at anchor or underway, but Time Charterer shall supply all necessary fenders and equipment together with mooring master and tug assistance, if available, subject only to the Master's approval of suitable weather conditions for such ship to ship transfer and subject to obtaining all required insurance endorsements prior to any such transfers) as Time Charterer may direct, provided the Vessel can reach, occupy and leave the same, always safely afloat. Each loading and discharging shall be accomplished expeditiously, and to that end the Vessel's crew shall work overtime, not to exceed that permitted under applicable U.S. law, if and whenever requested by Time Charterer.

                  6.5      GENERAL OBLIGATIONS OF BAREBOAT CHARTERER.

                  Bareboat Charterer shall provide and pay for all provisions, deck and engine room stores, galley and cabin stores, all fresh water used by the Vessel, wages and overtime of the Master, officers and crew, all certificates and other requirements necessary to enable the Vessel to be employed throughout the trading limits specified in Section 6.1 hereof, consular fees pertaining to the Master, officers and crew, and all other expenses connected with the operation, maintenance and navigation of the Vessel as such expenses are defined in Section 4.2(f) hereof.

                  6.6      CERTAIN OBLIGATIONS OF TIME CHARTERER.

                  Time Charterer shall pay for all fuels required by the Vessel (including galley fuel and fuel provided for crew use) and all fuels on board when the Vessel is delivered to Time Charterer pursuant to Section 3.3 hereof shall be the property of Time Charterer, but all fuels on board when the Vessel is redelivered to Bareboat Charterer pursuant to Section 3.4 hereof shall be the property of Bareboat Charterer. Time Charterer shall pay for all port charges, light dues, dock dues, canal dues, consular fees (except those pertaining to Master, officers and crew), pilotage and tugs necessary for assisting the Vessel in, about and out of port for the purpose of carrying out this Time Charter, Time Charterer's agencies and commissions incurred for Time Charterer's account, crew expense incurred for connecting and disconnecting cargo hoses and arms, and any transportation taxes. If Bareboat Charterer and Time Charterer agree, Bareboat

Charterer may pay such charges, dues, fees and expenses and shall be reimbursed by Time Charterer therefor.

                  6.7      PERSONNEL MATTERS.

                  (a) General. Appointment of the Vessel's personnel shall be wholly at Bareboat Charterer's discretion, subject only to compliance with all requirements of law, including those relating to their citizenship. However, if Time Charterer ever gives notice to Bareboat Charterer of dissatisfaction with the conduct of the Master, any officer or crew member, Bareboat Charterer and Time Charterer shall promptly jointly investigate the particulars of Time Charterer's complaint and if the complaint proves to be well-founded, Bareboat Charterer, without delay, shall promptly make changes in the appointments.

                  (b) Protection Against Strikes; Other Labor Agreement Provisions. From each labor organization representing any of the Vessel's crew, Bareboat Charterer shall obtain a "no strike" agreement prohibiting strikes, slowdowns, boycotts, picketing and any other form of interference with the Vessel's service at the direction or with the acquiescence of such labor organization.

                  (c) Manning. Bareboat Charterer shall man the Vessel and attend to all matters involving the Vessel's personnel, including the following:

                           (i) procuring and enlisting for the Vessel, as required by applicable law, competent, reliable and duly-licensed personnel and all replacements thereof as necessary from time to time (collectively "Crew Members");

                           (ii)     arranging for and procuring all
                                    transportation, board and lodging for the Crew Members as and when required;

                           (iii) maintaining complete records of any labor agreements which may be entered into between Bareboat Charterer and Crew Members, in accordance with collective bargaining agreements at any time in effect between employee organizations and unions, and reporting promptly to Time Charterer, as soon as notice or knowledge thereof is received by Bareboat Charterer, any actual or proposed material changes in any of such agreements or other regulations relating to Crew Members;

                           (iv) settlement of all wages with Crew Members during the course and upon termination of their employment, and handling and settling of all claims of Crew Members, including those arising out of accidents, sickness or death, loss of personal effects, or disputes under articles or contracts of enlistment, pension plans, insurance policies or fines, provided, however, that Bareboat Charterer shall proceed diligently and cooperate fully with Time Charterer in handling and settling those claims which are covered by insurance placed by Time Charterer or Shipowner or which are self-insured by Time Charterer or Shipowner;

                           (v) maintaining all administrative and financial records relative to Crew Members as required by law, labor agreements or Time Charterer; and making such reports thereof at such times and in such forms as Time Charterer may reasonably request; and

                           (vi) performing other services in connection with the manning of the Vessel as Time Charterer may reasonably request.

                  6.8      CERTAIN DUTIES OF MASTER.

                  The Master, though appointed and employed by Bareboat Charterer and subject to Bareboat Charterer's direction and control, shall observe Time Charterer's orders in connection with Time Charterer's agencies, arrangements and employment of the Vessel hereunder. The Master shall: (a) prosecute each voyage with utmost dispatch (subject to any orders by Time Charterer for slow-steaming); (b) render all reasonable assistance with the Vessel's crew and equipment; (c) keep a full and correct log of each voyage in the English language, which shall always be open to inspection by Time Charterer and its agents, and abstracts of which shall be furnished to Time Charterer at the end of each voyage; and (d) make regular weekly reports by telegraph or cable to Bareboat Charterer, and Bareboat Charterer hereby agrees to furnish a copy of such weekly reports to Time Charterer by electronic means, containing statistics on the Vessel's performance (including mileage steamed loaded and in ballast, speed and fuel consumption), accounting for time spent, and such other information as Bareboat Charterer or Time Charterer may request.

                  6.9      ADDITIONAL EQUIPMENT.

                  Time Charterer shall be at liberty to fit any additional pumps or gear for loading or discharging cargo, or other equipment which is readily removable without causing material damage to the Vessel, that Time Charterer may require beyond that which is on board at the beginning of this Time Charter, and to make the necessary connections with cargo, steam or water pipes. If not required to be installed in order to meet the requirements of Section 5.1 or 6.1 hereof and not installed as replacement for property on board the Vessel at the time of delivery thereof, pumps, gear and equipment so installed shall remain the property of Time Charterer, and so long as no Event of Time Default shall have occurred and be continuing, Time Charterer may instruct Bareboat Charterer to remove, or Time Charterer may remove, any such pumps, gear or equipment, at Time Charterer's expense at any time during or at the expiration of this Time Charter, subject only to Time Charterer's leaving the Vessel in the condition it would have been in if such pumps, gear or other equipment, had not been installed, ordinary wear and tear excepted.

                  6.10     TUGS AND PILOTS.

                  Time Charterer is authorized by Bareboat Charterer to engage pilotage and tug assistance on behalf of Bareboat Charterer on the usual terms and conditions for such services then prevailing at the ports or places where such services are engaged, including provisions then prevailing (if any) making pilots, tug captains or tugs or pilots the borrowed servants of Bareboat Charterer. However, Time Charterer shall have the option of using its own tugs or pilots or tugs or pilots made available or employed by any of its Affiliates or otherwise related companies, to render towage or pilotage services to the Vessel. In this event, the terms and conditions of such services as are rendered and applied by independent tugboat owners or pilots shall be applicable; and Time Charterer or its Affiliates or otherwise related companies and their pilots shall be entitled to all exemptions from and limitations of liability, applicable to such independent tugboat owners or pilots and their published tariff terms and conditions.

                  6.11     CLAIMS.

                  Unless otherwise requested by Time Charterer, Bareboat Charterer shall handle and diligently prosecute all claims arising in connection with the Vessel's operation, whether by or against the Vessel or Shipowner, including the following:

                 (a) investigating, prosecuting or defending, employing counsel, and effecting settlements of such claims, including those involving any of the insurances with respect to the Vessel, and those that do or might give rise to maritime liens or other encumbrances on the Vessel;

                  (b) in cases of general or particular average, assisting in preparing the average account, done by the general average adjuster, and, in all ways reasonably possible, protecting the interests of the Vessel and Shipowner; and

                  (c) in cases of particular average, settlement of claims in conjunction with the Vessel's hull and machinery insurance, and making disbursements accordingly.

                  SECTION 7.    BILLS OF LADING.

                  Bills of lading shall be signed at any rate of freight Time Charterer or its agents may direct, without prejudice to this Time Charter, the Master attending daily, if required, at the offices of Time Charterer or its agents. Time Charterer hereby agrees to indemnify Bareboat Charterer from all consequences or liabilities that may arise from the Master, Time Charterer or its agents signing bills of lading or other documents signed at the request of Time Charterer or its agents, or any irregularity in papers supplied by Time Charterer or its agents, or from complying with the orders of Time Charterer or its agents.


                  SECTION 8.    POLLUTION.

                  Bareboat Charterer shall comply, and shall use due diligence to obtain the compliance of Shipowner with (a) all applicable governmental laws, regulations, rules and orders (including any international conventions to which the United States is a party) pertaining to prevention or cleanup of pollution by escapes or discharges from the Vessel of liquid cargoes in its custody, including maintenance of any required evidence of financial responsibility, or Releases of Hazardous Substances and (b) the Pollution Provisions set forth in Exhibit I to this Time Charter.


                  SECTION 9.    INSURANCE.

                  9.1      REQUIREMENTS.

                  Bareboat Charterer shall provide and maintain insurance on or with respect to the Vessel and the operation thereof during the Charter Period as may be required by Article 8 of the Bareboat Charter.

                  9.2      OPTION.

                  Time Charterer at its option and subject to any approvals under the ODS Contract may procure and maintain on or with respect to the Vessel and the operation thereof, such insurance as is required to be procured and maintained by Bareboat Charterer pursuant to Section 9.1. Subject to provisions of the Bareboat Charter, Time Charterer, in the first instance and thereafter, Bareboat Charterer, may procure and maintain insurance, at the expense of Time Charterer or Bareboat Charterer as the case may be, on the Vessel in excess of such insurance as is required to be procured and maintained by Bareboat Charterer unless such excess insurance would conflict with or otherwise limit the insurance required to be procured and maintained by Bareboat Charterer. Time Charterer agrees, upon the placing of the insurance required by Section 9.1 hereof, promptly to furnish Shipowner and Bareboat Charterer with copies of the policies, cover notes or other evidence of such insurance.

                  9.3      LOSSES.

                  Bareboat Charterer and Time Charterer shall cooperate to make all proofs of loss and take all other steps necessary to effect prompt collections from the insurers for any loss under any insurances on or with respect to the Vessel or the operation thereof. At Bareboat Charterer's written request (and only at such request) Time Charterer shall join Shipowner and Bareboat Charterer in a declaration of or agreement on a compromised, constructive or agreed total loss of the Vessel or tendering abandonment of the Vessel to the insurers.


                  SECTION 10.   DRYDOCKING, LAY-UP.

                  10.1     DRYDOCKING.

                  When required by applicable regulations of the United States Coast Guard or by ABS, Bareboat Charterer shall drydock the Vessel, clean and paint its bottom and make all overhaul and necessary repairs. At least 30 days, if practicable, before each drydocking commences, Bareboat Charterer shall submit to Time Charterer anticipated drydocking work lists and bids thereon for its review and approval, and Time Charterer shall select the facility where the drydocking shall be performed and may attend the drydocking to whatever extent it deems necessary. After each drydocking, Bareboat Charterer shall submit to and review with Time Charterer the detailed list and account of all drydocking work done by the shipyard.

                  10.2     LAY-UP.

                  Time Charterer shall have the option of laying up the Vessel from time to time and for any periods of time during the continuance of this Time Charter. If Time Charterer, having exercised this option, desires the Vessel to be returned to service, Bareboat Charterer shall, upon receipt of notice thereof from Time Charterer, immediately take steps to restore the Vessel to service as promptly as possible.

                  10.3     EFFECT ON COSTS.

                  During each period of drydocking or lay-up, Bareboat Charterer shall use its best efforts to effect maximum savings of Operating Costs during each such period, but always in a manner consistent with its other obligations under this Time Charter.


                  SECTION 11.   IMPROVEMENTS.

                  Subject to the terms of Article 6 of the Bareboat Charter, in order to maintain or enhance the utility of the Vessel for this Time Charter, at Time Charterer's request from time to time, but wholly at Time Charterer's risk and expense, Bareboat Charterer shall modernize or improve the Vessel by making changes in any of its equipment which are not readily removable without causing material damage to the Vessel; provided, however, that such changes do not (a) diminish the seaworthiness, utility or market value of the Vessel, (b) adversely affect its United States Coast Guard certification or its ABS classification and rating required to be maintained by the Bareboat Charter, (c) conflict with or result in a violation of any provision of the Bareboat Charter, or (d) require the Vessel to be redocumented. Bareboat Charterer shall procure all permits and licenses required for any such changes, and shall exercise due diligence so that all such changes shall be expeditiously completed in good and workmanlike manner and in compliance with all applicable legal and classification requirements, and all equipment and material so installed shall, without necessity of further act, become part of the Vessel and the property of Shipowner. Payment by Time Charterer to Bareboat Charterer for improvements made pursuant to this Section 11, including the cost of necessary permits and licenses, shall be made as agreed upon by Time Charterer and Bareboat Charterer, but always in a manner so as to permit the progress of the work to continue and to minimize the need for payments in advance by Time Charterer, and Bareboat Charterer shall be under no obligation to make or to commence to make such improvements until a method of payment has been agreed.


                  SECTION 12.   LIENS AND ATTACHMENTS.

                  12.1     DISCHARGE.

                  If the Vessel is ever libeled or otherwise attached, levied upon or taken into custody, or detained or sequestered, by virtue of any proceeding in any court or tribunal, or by any governmental or other authority, in any country or nation of the world, on account of any mortgage, pledge, lien, encumbrance or claim on or with respect to the Vessel or its profits, Bareboat Charterer shall immediately give notice thereof to Shipowner and Time Charterer by electronic means, confirmed by letter, and, subject to the next sentence of this Section 12.1, Time Charterer shall, at its sole cost and expense, promptly take or cause to be taken such action as may be necessary to cause the Vessel to be released, and such liens or claims to be discharged, within a reasonable time not exceeding 30 days. However, if any mortgage, pledge, lien, encumbrance or claim arises, or in the event that the Vessel shall be libeled or otherwise attached, levied upon or taken into custody, or detained or sequestered by virtue of any proceeding in any court or tribunal or by any governmental or other authority on account of any liens or claims against Bareboat Charterer, any person or entity related to Bareboat Charterer or any other Person operating the Vessel on behalf of the Bareboat Charterer, which such liens or claims are unrelated to Bareboat Charterer's chartering of the Vessel or, if related, result from the Bareboat Charterer's failure properly to apply funds timely paid by the Time Charterer as

Operating Costs, Bareboat Charterer agrees that it shall promptly, at its own cost and expense, remove or cause to be removed such mortgage, pledge, lien, encumbrance or claim or cause the Vessel to be released and cause all liens and claims on the Vessel in connection with such libel or other action to be discharged (whether by furnishing a surety bond or otherwise), within a reasonable time not exceeding 30 days. In the event that Bareboat Charterer fails, at its own cost and expense, promptly to remove or cause to be removed such mortgage, pledge, lien, encumbrance or claim, Time Charterer may remove such mortgage, pledge, lien, encumbrance or claim or cause the Vessel to be released and cause all liens and claims on the Vessel in connection with such libel or other action to be discharged and Bareboat Charterer agrees that it shall promptly reimburse Time Charterer for its costs and expenses incurred in removing such mortgage, pledge, lien, encumbrance or claim within a reasonable time not exceeding 30 days after Bareboat Charterer receives notice from Time Charterer as to the amount of such costs and expenses.

                  12.2     FURTHER ENCUMBRANCES.

                  After the execution of this Time Charter, no mortgage, lien, charge or other encumbrance shall be placed on the Vessel or its profits by Bareboat Charterer without the prior written consent of the Secretary, Occidental, and Time Charterer.

                  12.3     POWER TO IMPOSE.

                  Neither Bareboat Charterer, Time Charterer nor the Master of the Vessel, nor any other person has or shall have any right, power or authority, without the prior written consent of Shipowner, the Secretary, and Occidental, to create, incur or permit to be placed or imposed upon the Vessel any mortgage, lien, charge or other encumbrance whatsoever except:

                  (1) liens for taxes, for crew's and master's wages, for salvage (including contract salvage) and general average which are:

                           (i)      not yet due and payable, or

                           (ii)     unclaimed, or

                           (iii) being contested by appropriate proceedings diligently conducted so long as such proceedings do not involve a significant risk of a sale, forfeiture or loss of the Vessel; and

                  (2) contract and tort liens arising out of or incident to current operations of, or repairs to, the Vessel which are subordinate to the liens of the Mortgage and the Second Mortgage and which are:

                           (i)      based on claims not yet due and payable, or

                           (ii) being contested by appropriate proceedings diligently conducted so long as such proceedings do not involve a significant risk of a sale, forfeiture or loss of the Vessel; or

                  (3) any rights of the United States arising by operation of law or under the Title V Contract by virtue of the payment of construction-differential subsidy by the United States pursuant to Title V of the Act.


                  SECTION 13.       EXCEPTIONS.

                  The Vessel, its Master, Shipowner, Bareboat Charterer, and Time Charterer shall not, unless otherwise expressly provided in this Time Charter, be responsible for any loss or damage arising or resulting from: any act, neglect, default or barratry of the Master, pilots, mariners or other servants of Bareboat Charterer in the navigation, management or operation of the Vessel; fire, unless caused by the actual fault or privity of Bareboat Charterer; collision or stranding; dangers and accidents of the sea; explosion, bursting of boilers, breakage of shafts, or any latent defect in hull, equipment or machinery. The Vessel, its Master, Shipowner, and Bareboat Charterer shall not, unless otherwise expressly provided in this Time Charter, be responsible for any loss or damage or delay or failure in performing hereunder arising or resulting from: Act of God; act of war; seizure under legal process provided bond is promptly furnished to release the Vessel or cargo; strike or lockout or stoppage or restraint of labor from whatever cause, either partial or general; or riot or civil commotion; and arrest or restraint of princes, rulers or people. The Vessel shall have liberty to sail with or without pilots, to tow or to be towed, to go to the assistance of vessels in distress and to deviate for the purpose of saving life or property or of landing any ill or injured person on board. This Section 13 is not to be construed as in any way affecting the provisions for payment of hire as provided in Section 4 hereof.


                  SECTION 14. EVENTS AND CONSEQUENCES OF TERMINATION OF TIME CHARTER OR REPLACEMENT OF BAREBOAT CHARTERER.


                  14.1     EVENTS OF TERMINATION.

                  This Time Charter shall terminate simultaneously upon a termination of the Bareboat Charter as set forth in Article 10 and 12 thereof (relating to an Event of Loss (including requisition of title to the Vessel), and Requisition of Use) or upon the election of Time Charterer, with the consent of Bareboat Charterer, for reasons of a Bareboat Charterer Default under Section 16 hereof.

                  14.2     REPLACEMENT OF BAREBOAT CHARTERER.

                  Notwithstanding anything to the contrary in this Time Charter, Time Charterer, with the consent of Shipowner, shall have the right at any time and from time to time, to elect to cause the Bareboat Charterer to be replaced by a successor bareboat charterer under this Time Charter. The exercise of such election shall be by written notice from Time Charterer approved by Shipowner, the Secretary, and Occidental to Bareboat Charterer.

                  14.3     PAYMENTS UPON TERMINATION OF TIME CHARTER.

                  In the event that this Time Charter shall be terminated for any of the reasons set forth in Sections 14.1 or 14.2 hereof, Time Charterer shall pay to Bareboat Charterer all reasonable Operating Costs incurred by Bareboat Charterer in the termination and cessation of its management and operation of the Vessel.


                  SECTION 15.       EVENTS OF TIME DEFAULT AND REMEDIES.

                  15.1     EVENTS OF TIME DEFAULT.

                  Each of the following shall be an Event of Time Default:

                  (a) Time Charterer on an aliquot basis, shall fail to pay any Basic Hire, Supplemental Hire or Operating Hire under this Time Charter and not remedy such failure within 10 days after receipt of notice thereof from Bareboat Charterer; or

                  (b) Time Charterer shall fail, for more than 30 days after receipt of written notice specifying such failure and demanding that the same be cured, to perform or comply with any of the provisions of this Time Charter; provided, however, that if Time Charterer shall have undertaken to cure such failure and, notwithstanding the reasonable diligence of Time Charterer in attempting to cure such failure, such failure is not cured within said 30 day period but is curable with future due diligence, there shall be no Event of Time Default under this Section 15.1(b) as long as Time Charterer is proceeding with due diligence to cure such failure; or

                  (c) Time Charterer shall consent to the appointment of a receiver, trustee or liquidator of itself or of substantially all of its property, or Time Charterer shall admit in writing its inability to pay its debts generally as they come due, or shall make a general assignment for the benefit of creditors; or

                  (d) Time Charterer shall file a voluntary petition in bankruptcy or for a reorganization or for an arrangement in a proceeding under any of the federal bankruptcy laws or other federal or state insolvency laws as are now or hereafter in effect or an answer admitting the material allegations of a petition filed against Time Charterer in any such proceeding; or

                  (e) an order, judgment or decree shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent of Time Charterer, a receiver, trustee or liquidator of Time Charterer or of substantially all of its property, and any such order, judgment or decree of appointment shall remain in force undismissed, unstayed or unvacated for a period of 90 days after the date of entry thereof, or

                  (f) a petition against Time Charterer in a proceeding under the federal bankruptcy laws or other federal or state insolvency laws as now or hereafter in effect shall be filed and shall not be withdrawn or dismissed within 90 days thereafter, or if, under the provisions of any law providing for reorganization or winding-up of corporations which may apply to Time Charterer, any court of competent jurisdiction shall assume jurisdiction, custody or control of Time Charterer or of substantially all of the property of Time Charterer and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 90 days.

                  15.2     REMEDIES UPON AN EVENT OF TIME DEFAULT.

                  In the event of an Event of Time Default, this Time Charter shall terminate and Bareboat Charterer shall be entitled to full and immediate payment of the amounts set forth in Section 14.3 hereof, plus any reasonable costs of collection of such amounts.


                  SECTION 16. EVENTS OF BAREBOAT CHARTERER DEFAULT AND REMEDIES.


                  16.1     EVENTS OF BAREBOAT CHARTERER DEFAULT.

                  Each of the following shall be an Event of Bareboat Charterer
Default:

                  (a) Bareboat Charterer's default in performance of any material obligation under the Bareboat Charter, this Time Charter, or the ODS Contract, or the incorrectness, when made, in any material respect, of any representation made by Bareboat Charterer in the Bareboat Charter, or in this Time Charter or Bareboat Charterer's failure to remedy the default or incorrectness by the earlier of: (x) any termination of the Bareboat Charter resulting from such default or incorrectness; or (y) within 30 days after receipt of notice thereof from Shipowner or Time Charterer, as the case may be, provided, however, that no such default or incorrectness shall be deemed to be an Event of Bareboat Charterer Default if Bareboat Charterer commences appropriate remedial action within 30 days after receipt of such notice and prosecutes diligently the same to completion; or

                  (b) Bareboat Charterer shall consent to the appointment of a receiver, trustee or liquidator of itself or of substantially all of its property, or Bareboat Charterer shall admit in writing its inability to pay its debts generally as they come due, or shall make a general assignment for the benefit of creditors;

                  (c) Bareboat Charterer shall file a voluntary petition in bankruptcy or for a reorganization or for an arrangement in a proceeding under any of the federal bankruptcy laws or other federal or state insolvency laws as are now or hereafter in effect or an answer admitting the material allegations of a petition filed against Bareboat Charterer in any such proceeding; or

                  (d) an order, judgment or decree shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent of Bareboat Charterer, a receiver, trustee or liquidator of Bareboat Charterer or of substantially all of its property, and any such order, judgment or decree of appointment shall remain in force undismissed, unstayed or unvacated for a period of 90 days after the date of entry thereof, or

                  (e) a petition against Bareboat Charterer in a proceeding under the federal bankruptcy laws or other federal or state insolvency laws as are now or hereafter in effect shall be filed and shall not be withdrawn or dismissed within 90 days thereafter, or if, under the provisions of any law providing for reorganization or winding-up of corporations which may apply to Bareboat Charterer, any court of competent jurisdiction shall assume jurisdiction, custody or control of Bareboat Charterer or of substantially all of the property of any of them and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 90 days; or

                  (f) the sale or transfer by Bareboat Charterer of all or substantially all of its assets or the transfer of ownership of Bareboat Charterer to any other corporation or person, or the consolidation or merger of Bareboat Charterer or the Manager into any other corporation or person, except for sales, transfers, consolidations or mergers either directly or indirectly with

Affiliates, unless such sale, transfer, consolidation or merger would, in the reasonable judgement of Time Charterer, adversely affect the Bareboat Charterer's obligations under the Bareboat Charter, hereunder or under the ODS Contract or the Manager's performance under the Management Agreement; or

                  (g) any amendment of Bareboat Charterer's articles of incorporation or by-laws, if any such amendment would have a material effect on Bareboat Charterer's obligations under the Bareboat Charter, hereunder or under the ODS Contract or the Manager's performance under the Management Agreement; or

                  (h) (1) Bareboat Charterer's receipt of notice from Time Charterer alleging in detail that Bareboat Charterer's or the Manager's management or operating performance (including general administration) is below commercially acceptable standards, and (2) Bareboat Charterer's and the Manager's failure to remedy such alleged substandard performance, to Time Charterer's reasonable satisfaction, within 90 days after receipt of Time Charterer's notice; or

                  (i) Bareboat Charterer's failure to remain, or the occurrence of any event which will cause Bareboat Charterer to no longer remain a Citizen of the United States or a United States person within the meaning of
Section 7701 of the Code; or

                  (j) the failure of Bareboat Charterer to maintain, or to cause to be maintained, insurance in the amounts and forms as and when required to be maintained by Bareboat Charterer under Article 8 of the Bareboat Charter;

                  (k) an event of default by Bareboat Charterer shall have occurred and be continuing under the ODS Contract.

                  (l) any Event of Bareboat Charterer Default under the other time charter between an Affiliate of Bareboat Charterer and Time Charterer with respect to the Other Vessel; or

                  (m) any material change in the financial condition or management structure of Bareboat Charterer when such material change would, in the reasonable judgement of Time Charterer, adversely affect the Bareboat Charterer's obligations hereunder.

                  16.2     REMEDIES UPON AN EVENT OF BAREBOAT CHARTERER DEFAULT.

                  Upon the occurrence of an Event of Bareboat Charterer Default under Section 16.1 hereof, Time Charterer may, at its option, cause such default to be cured at its own cost, without prejudice, however, to any other rights or remedies Time Charterer may have.


                  SECTION 17.       GENERAL.

                  17.1     ICE.

                  Time Charterer shall not send the Vessel to ice-bound waters without Bareboat Charterer's consent, but such consent shall not be unreasonably withheld.

                  17.2     SAFE BERTH.

                  The cargo or cargoes shall be laden or discharged by day and by night in any dock or at any wharf or place or alongside lighters or ocean going vessels that Time Charterer or its agents may direct where the Vessel can proceed thereto, lie at, and depart therefrom, always safely afloat. Any lighterage shall be at the risk and expense of Time Charterer.

                  17.3     LIMITATIONS.

                  Bareboat Charterer shall have the benefit of all limitations of, and exemptions from, liability accorded to the owner or disponent or chartered owner of vessels whether construed to be a private carrier, contract carrier or common carrier, by any statute or rule of law for the time being in force. Nothing in this Time Charter shall operate to limit or deprive Bareboat Charterer of any statutory exemption from or limitation of liability on the theory of personal contract or otherwise.

                  17.4     GOVERNMENT DIRECTION AND BLOCKADE.

                  (a) The Vessel shall have liberty to comply with any directions or recommendations as to departure, arrival, routes, ports of call, stoppages, destinations, zones, waters, delivery or in any other ways whatsoever (including any direction or recommendations not to go to the port of destination or to delay proceeding thereto or to proceed to some other port) given by the government of the United States or any other governmental or local authority including any de facto government or local authority or by any belligerent or by any State or organized body engaged in civil war, hostilities or warlike operations or by any person or body acting or purporting to act as or with the authority of any such government, authority, State or organized body or by any committee or person having under the terms of the war risk insurance on the Vessel the right to give any such directions or recommendations. If by reason of or in compliance with any such direction or recommendation, anything is done or is not done such shall not be deemed a deviation or a violation of this Time Charter.

                  (b) (1) If any port of loading or of discharge to which the Vessel may properly be ordered pursuant to the terms of this Time Charter or the bills of lading be blockaded, or

                           (2)      If owing to any war, hostilities, warlike
operations, civil war, civil commotions, revolutions, or the operation of international law (i) entry to any such port of loading or of discharge or the loading or discharge of cargo at any such port shall be considered by the Master or Bareboat Charterer in his or its discretion dangerous or prohibited or (ii) it shall be considered by the Master or Bareboat Charterer in his or its discretion dangerous or impossible for the Vessel to reach any such port of loading or of discharge, Time Charterer shall have the right to order the cargo or such part of it as may be affected to be loaded or discharged at any other port of loading or of discharge within the range of loading or discharge ports respectively established under the provisions of this Time Charter (provided such other port is not blockaded or that entry thereto or loading or discharge of cargo thereat is not in the Master's or Bareboat Charterer's discretion dangerous or prohibited). In the event of the cargo being loaded or discharged at any such other port within the respective range of loading or discharge ports established under the provisions of this Time Charter, this Time Charter shall be read in respect of freight and all other conditions whatsoever as if the voyage performed were that originally designated. However, if the Vessel discharges the cargo at a port outside the range of discharge ports established under the provisions of this Time Charter, freight shall be paid as for the voyage originally designated and all extra expenses involved in reaching the actual port of discharge and/or discharging the cargo thereat shall be paid by Time Charterer or cargo owners. In this latter event, Bareboat Charterer shall have a lien on the cargo for all such extra expenses.

                  17.5     NO FRUSTRATION.

                  Notwithstanding anything in this Time Charter to the contrary, no circumstances shall be deemed sufficient (a) to frustrate this Time Charter, or (b), except as provided in Sections 14 and 16 hereof, to terminate this Time Charter, or (c) except as specifically provided herein, to reduce the amount of hire payable hereunder during the Charter Period.

                  17.6     SALVAGE MONEY.

                  All salvage money earned by the Vessel shall be paid to Time Charterer after deducting Master's, Officer's and crew's share, legal expenses, repairs of damage (if any), and any other extraordinary loss or expense sustained as a result of the service, which shall always be a first charge on such money.

                  17.7     NO DEMISE.

                  This Time Charter does not, and nothing herein shall be construed to, effect a demise of the Vessel to Time Charterer or vest Time Charterer with possession of the Vessel or any power over the physical condition, ownership or navigation thereof.

                  17.8     TRANSFER AND SUBCHARTERS.

                  (1) By Bareboat Charterer. Except for the assignment to a successor bareboat charterer under Sections 14.2 and 16.2 hereof, Bareboat Charterer shall never voluntarily transfer, or permit any transfer of, or create a security interest in, or permit the creation of a security interest in the Bareboat Charter, this Time Charter, or any of its rights or obligations under either of them, without the prior written consent of Time Charterer.

                  (2) By Time Charterer. Time Charterer has the right to transfer this Time Charter to any Affiliate or to employ the Vessel under subcharter, contract of affreightment or any other agreement or arrangement relating to the use or employment of the Vessel, to any person, without Bareboat Charterer's consent, but subject to prior receipt of all necessary governmental approvals, and to Time Charterer's continuing responsibility for full performance of all of its obligations under this Time Charter.

                  (3) Succession. Subject to the foregoing, this Time Charter shall bind and benefit the successors and assigns of the parties hereto.

                  17.9     GOVERNING LAW.

                  ALL QUESTIONS ARISING UNDER THIS TIME CHARTER SHALL IN ALL RESPECTS BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE GENERAL MARITIME LAWS OF THE UNITED STATES OF AMERICA AND, TO THE EXTENT SUCH LAWS DO NOT APPLY, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK. ANY CLAIM OR DISPUTE ARISING UNDER THIS TIME CHARTER SHALL, PROVIDED THAT THE COURT HAS SUBJECT MATTER JURISDICTION OVER SUCH CLAIM OR DISPUTE, BE DECIDED IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, TO WHICH JURISDICTION THE BAREBOAT CHARTERER AND TIME CHARTERER HEREBY SUBMIT FOR THE PURPOSES OF ANY SUCH PROCEEDING. IN THE EVENT THAT THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK LACKS SUBJECT MATTER JURISDICTION OVER ANY CLAIM OR DISPUTE ARISING UNDER THIS TIME CHARTER, BAREBOAT CHARTERER AND TIME CHARTERER HEREBY SUBMIT THEMSELVES TO THE JURISDICTION OF THE SUPREME COURT FOR THE COUNTY OF NEW YORK FOR THE PURPOSES OF ANY SUCH PROCEEDING AND WAIVE ANY CLAIM OF FORUM NON CONVENIENS RELATING TO SUCH CHOICE OF COURT.

                  17.10    NOTICE.

                  All notices and other communications hereunder shall be effective when received, except that all notices and other communications sent by prepaid United States certified mail, return receipt requested, shall become effective on the third Business Day after mailing, addressed (i) if to Bareboat Charterer, c/o Marine Transport Corporation, 1200 Harbor Boulevard, Weehawken, New Jersey 07087, Attention:
General Counsel, or (ii) if to Time Charterer, Stolt Marine Tankers LLC, c/o Marine Transport Corporation, 1200 Harbor Boulevard, Weehawken, New Jersey 07087, Attention: General Counsel, or (iii) if to Occidental, 10889 Wilshire Boulevard, Los Angeles, California 90021, Attention: Vice President & Secretary, or (iv) to any of the foregoing, at such other address as any such person may from time to time designate in writing to such other persons.

                  17.11    CHANGES.

                  No agreement amending, supplementing or partially or wholly terminating this Time Charter, or Schedule X hereto, or waiving or discharging any provisions hereof, shall be effective unless such agreement is executed in writing by the party against whom enforcement of such agreement is sought. No consent of the Secretary shall be required for any agreement amending, supplementing, or partially or wholly terminating this Time Charter or Schedule X hereto so long as payment of the principal and interest on the Obligations and the Guarantee Fee has been made as required.

                  17.12    RECORDS.

                  Bareboat Charterer and any other person operating the Vessel as provided in Section 4.2(e), shall maintain complete and accurate books, accounts and other records relating to Bareboat Charterer's performance of this Time Charter, in accordance with generally accepted accounting practices and principles and as satisfactory to the Board, and all such records may, upon prior notice, be examined and audited by authorized representatives of Time Charterer at any time during the usual business hours of Bareboat Charterer and Manager. The books, accounts and other records required to be maintained by this
Section 17.12 shall be kept
separate and apart from the books, accounts and records relating to any other business of Bareboat Charterer and any other person operating the Vessel pursuant to Section 4.2(e).

                  17.13    OPERATIONAL REVIEW.

                  Time Charterer may, upon prior notice, review with Bareboat Charterer and Manager, at any time during Bareboat Charterer's usual business hours, any aspects of the Vessel's operation, including, without limitation, operating costs, operational procedures and practices, the Vessel's voyage and port performance, and maintenance and repair.

                  17.14    PROCEDURES.

                  Bareboat Charterer and Time Charterer shall jointly develop an Operating Manual which shall include written operating procedures. Said procedures shall describe those areas of administration and operation not specifically detailed herein and which are related to Bareboat Charterer's management of the Vessel and to the conduct of business between Bareboat Charterer and Time Charterer.

                  17.15    BAREBOAT CHARTERER'S CONTRACTS.

                  Time Charterer and the Vessel shall have the advantages of any existing or future contracts of Bareboat Charterer, its Affiliates or its Parent Corporation for purchases of stores, supplies, equipment or other materials, or of repairs or other services.

                  17.16    HEADINGS.

                  The table of contents preceding this Time Charter and the headings to the various sections hereof have been inserted for convenient reference only and shall not in any way limit or otherwise affect any of the terms or provisions hereof.

                  17.17    COUNTERPARTS.

                  This Time Charter may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                  17.18    SEPARABILITY.

                  If any term or provision of this Time Charter or application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Time Charter, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected and each term and provision of this Time Charter shall be valid and shall be enforceable to the extent permitted by law.

                  17.19    U.S. GOVERNMENT AIDS.

                  Bareboat Charterer and Time Charterer mutually acknowledge that the Vessel and its operation are, or may be, subject to certain requirements of the U.S. Government contained in the Title V Contract, the ODS Contract and the documents relating to the financing of the Vessel under Title XI of the Act. Unless waived by the U.S. Government (and Bareboat Charterer shall not request any waiver without the prior written consent of Time Charterer), Bareboat Charterer and Time Charterer agree to comply with any such requirements notwithstanding anything to the contrary in this Time Charter. Time Charterer acknowledges that since the Bareboat Charterer is receiving subsidy under the ODS Contract, the Bareboat Charterer may be required by statute to offer the Vessel for employment by the Military Sealift Command. Bareboat Charterer agrees to coordinate each such offer with the Time Charterer before the offer is made. Bareboat Charterer further agrees that proceeds received as a consequence of any employment of the Vessel by the Military Sealift Command shall be paid over to the Shipowner in accordance with Article 12(f) of the Bareboat Charter and Time Charterer agrees that payment of Operating Hire shall continue under the Time Charter notwithstanding any such employment of the Vessel.

                  17.20    SUBORDINATION.

                  This Time Charter is subject and subordinate to the rights of the Shipowner under the Bareboat Charter and the rights of the Secretary under the Mortgage and the Security Agreement and the rights of Occidental under the Second Mortgage.

                  17.21    ESCAPE OR DISCHARGE OF OIL OR HAZARDOUS SUBSTANCE.

                  When an escape or discharge of Oil occurs from the Vessel and causes or threatens to cause Damages, or when there is a substantial threat of a discharge of Oil or discharge of Oil (i.e., a grave and imminent danger of the escape or discharge of Oil which, if it occurred, would create a serious danger of Damages, whether or not an escape or discharge in fact subsequently occurs), or when any action or occurrence causes or threatens to cause a Release, or a Hazardous Substance, then Time Charterer may, at its option, upon notice to Bareboat Charterer or Master, undertake such measures as are reasonably necessary to prevent or minimize such Damages or Release, to remove the threat of such Damages or Release, unless Bareboat Charterer promptly undertakes the same. Time Charterer shall keep Bareboat Charterer advised of the nature and result of any such measures taken by it and, if time permits, the nature of the measures intended to be taken by it. Any of the aforementioned measures taken by Time Charterer shall be deemed taken on Bareboat Charterer's authority and as Bareboat Charterer's agent, and shall be at Bareboat Charterer's expense except to the extent that:

                  (1) any such Damages or Release or threat of such Damages or Release was caused or contributed to by Time Charterer, or

                  (2) Bareboat Charterer is exempt from liability under applicable law; or

                  (3) expenses for such measures, when added to the reasonable Cost of Bareboat Charterer's own remedial measures, exceed maximum coverage under Bareboat Charterer's insurances.

                  PROVIDED ALWAYS that if Bareboat Charterer in its absolute discretion considers said measures should be discontinued, Bareboat Charterer shall so notify Time Charterer and thereafter Time Charterer shall have no right to continue said measures under the provisions of this Clause and all further liability to Time Charterer under this Clause shall thereupon cease.

                  The above provisions are not in derogation of such other rights as Time Charterer or Bareboat Charterer may have under this Time Charter or Bareboat Charterer may otherwise have or acquire by law or any International Convention.

                  17.22    SECTION REFERENCES.

                  The terms "hereof", "hereunder", and "herein", as well as any references to Section numbers in this Time Charter which do not expressly refer to another agreement, refer to such sections of this Time Charter.

                  IN WITNESS WHEREOF, the parties have caused this Time Charter to be executed and delivered as of the day and year first above written.


                                    JULIUS ODS CORPORATION,

                                                     Bareboat Charterer


_____________________               By:     ____________________________

                                    Name:   ____________________________

                                    Title:  ____________________________





                                    STOLT MARINE TANKERS LLC,

                                                     Time Charterer


_____________________               By:     ____________________________

                                    Name:   ____________________________

                                    Title:  ____________________________





THE ABOVE CHARTER AND CERTAIN HIRE DERIVED THEREFROM ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF THE UNITED STATES OF AMERICA, REPRESENTED BY THE SECRETARY OF TRANSPORTATION, ACTING BY AND THROUGH THE MARITIME ADMINISTRATOR (THE "SECRETARY") IN ACCORDANCE WITH THE PROVISIONS OF A SECURITY AGREEMENT BETWEEN THE SHIPOWNER AND THE SECRETARY A SECURED PARTY.

                                                                       EXHIBIT I

                                                                              TO

                                                                    TIME CHARTER


                              POLLUTION PROVISIONS

         A. Remedial Measures. Whenever there is an escape or discharge from the Vessel of Oil, or a substantial threat of discharge of Oil, or any action or occurrence that causes or threatens to cause a Release of a Hazardous Substance, which does or threatens to cause or contribute to any violation of the laws, regulations, rules or orders referred to in Section 8 of the Time Charter or which causes Damages: Bareboat Charterer shall (a) give Time Charterer immediate notice thereof by telegram, cable or telephone at Stolt MarineTankers LLC, c/o Marine Transport Corporation, 1200 Harbor Boulevard, Weehawken, New Jersey 07087, Attention: General Counsel or at such other address, attention and telephone number as Time Charterer may have designated by at least fifteen days' prior notice to Bareboat Charterer and (b) promptly take such measures as are necessary to prevent, contain and clean up the escape or discharge, and to remedy any Damages resulting therefrom. Time Charterer shall have the right, at its option, to participate in such measures taken by Bareboat Charterer and to take any such measures which it deems necessary or expedient to those ends, all in behalf and for the account of Bareboat Charterer. Time Charterer shall keep Bareboat Charterer and the Master advised, as currently as practicable, of the nature and results of any such measures taken, or intended to be taken, by Time Charterer. Bareboat Charterer shall reimburse Time Charterer for all costs incurred by Time Charterer on account of its participating in and taking any such measures, except when and to the extent that the escape or discharge was caused or contributed to by Time Charterer, or Bareboat Charterer is exempt from liability for the escape or discharge under the applicable law, whether national or international; provided: (1) that such reimbursement, when added to the reasonable costs of Bareboat Charterer's own remedial measures, shall not exceed the maximum coverage thereof afforded by Bareboat Charterer's insurances; and
(2) that, if Bareboat Charterer, in its absolute discretion, believes that such measures should be discontinued, Bareboat Charterer may so notify Time Charterer, and thereafter Time Charterer shall have no right to continue such measures under this clause, and all additional liability to Time Charterer under this clause shall thereupon cease. The provisions of this clause are not in derogation of any other rights Bareboat Charterer or Time Charterer may have under this Time Charter, or may otherwise have or acquire by law or any international convention.


         B. At Time Charterer's request, Bareboat Charterer shall participate in Time Charterer's program covering oil pollution avoidance. Bareboat Charterer shall comply with all oil pollution avoidance instruction provided by Time Charterer to Bareboat Charterer in writing, together with any amendments which may be issued in writing or by radio to cover special cases or changes in international or national regulations or laws. If applicable, the Master shall contain on board the Vessel all oily residues from consolidated tank washings, dirty ballast, etc. such residues shall be contained in one compartment, after the separation of all possible water has taken place by safe methods employing the use of settlement and decanting or mechanic separation to approved and recognized standards. The oil residue shall be pumped ashore at the loading or discharging terminal, either as segregated oil, dirty ballast, commingled with cargo, or as is possible for Time Charterer to arrange with each cargo. If Time Charterer requires that demulsifiers be used for the separation of oil and water, the cost of such demulsifiers shall be for Time Charterer's account. The Vessel shall take all necessary precautions while loading and discharging cargo or bunkers, as well as ballast, to ensure that no oil will escape overboard. Nothing in Time Charterer's instructions shall be construed as permission to pollute the sea by the discharge of oil or oily water, etc. Bareboat Charterer shall instruct the Master that, upon arrival at the loading port, the Master shall furnish Time Charterer with a report covering oil pollution avoidance, together with details of the quantity of oil residue on board.


         C. Bareboat Charterer or its Parent Corporation shall remain a member of ITOPF for duration of this Time Charter.